Registration No. 333-65048
811-07837

As Filed with the Securities and Exchange Commission on May 1, 2014

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-6

REGISTRATION UNDER THE SECURITIES ACT OF 1933

Post-Effective Amendment No.    27        ☑

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

Amendment No.     51        ☑

Sun Life of Canada (U.S.) Variable Account G
Registrant

Sun Life Assurance Company of Canada (U.S.)
Depositor

96 Worcester Street
Wellesley Hills, Massachusetts 02481
Depositor's Address

1-888-594-2654
Depositor's Telephone Number

Michael S. Bloom
Vice President and General Counsel
Sun Life Assurance Company of Canada (U.S.)
96 Worcester Street
Wellesley Hills, Massachusetts 02481
Name and Address of Agent for Service

It is proposed that this filing will become effective (check appropriate box)

☐ immediately upon filing pursuant to paragraph (b) of Rule 485
☑ on May 1, 2014 pursuant to paragraph (b) of Rule 485
☐ 60 days after filing pursuant to paragraph (a)(1) of Rule 485
☐ on (date)pursuant to paragraph (a)(1) of Rule 485.

If appropriate, check the following box:
☐ this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

PART A

Futurity Corporate VUL

Sun Life of Canada (U.S.) Variable Account G
A Flexible Premium Variable Universal Life Insurance Policy
Prospectus
May 1, 2014

This prospectus describes the variable universal life insurance policy (the “Policy”) issued by Sun Life Assurance Company of Canada (U.S.) (“we”, “us” or “Company”) through Sun Life of Canada (U.S.) Variable Account G (the “Variable Account”), one of our separate accounts. The Policy is being offered to corporations to insure employees and other persons in whom they have an insurable interest on an individual basis.  This prospectus contains important information You should understand before purchasing a Policy. We use certain special terms which are defined in Appendix A. You should read this prospectus carefully and keep it for future reference. You may choose among a number of Sub-Accounts and a Fixed Account Option. The Sub-Accounts in the Variable Account invest in shares of the following Funds:

ASSET ALLOCATION	MONEY MARKET
MFS® Total Return Series (Service Class)	MFS® Money Market Potfolio (Initial Class)
EMERGING MARKETS BOND	LARGE CAP EQUITY
PIMCO Emerging Markets Bond Portfolio (Administrative Class)	AllianceBernstein Growth and Income Portfolio (Class B)
HIGH YIELD BOND	American Funds Insurance Series® Growth-Income Fund (Class 2)
American Funds Insurance Series® High-Income Bond	American Funds Insurance Series® Growth Fund (Class 2)
Fund (Class 2)	American Funds Insurance Series® Blue Chip Income and Growth
MFS® High Yield Portfolio (Service Class)	Fund (Class 2)
MFS® High Yield Portfolio (Initial Class)	Dreyfus Stock Index Fund, Inc. (Initial Shares)
INFLATION-PROTECTED BOND	Fidelity® VIP Contrafund® Portfolio (Service Class 2)5
PIMCO Real Return Portfolio (Administrative Class)	Fidelity® VIP Growth Portfolio (Service Class 2)4
INTERMEDIATE TERM BOND	Goldman Sachs Strategic Growth Fund (Institutional Class)
American Funds Insurance Series® Bond Fund (Class 2)	Goldman Sachs U.S. Equity Insights Fund (Institutional Class)9
MFS® Bond Portfolio (Service Class)	Invesco V.I. American Franchise Fund (Series I Shares)
MFS® Government Securities Portfolio (Service Class)	Invesco V.I. Core Equity Fund (Series I Shares)
MFS® Research Bond Series (Initial Class)	MFS® Blended Research Core Equity Portfolio (Service Class)
PIMCO Total Return Portfolio (Administrative Class)	MFS® Core Equity Portfolio (Service Class)
INTERNATIONAL/GLOBAL EQUITY	MFS® Growth Series (Service Class)
AllianceBernstein International Growth Portfolio (Class B)	MFS® Massachusetts Investors Growth Stock Portfolio (Service Class)
American Funds Insurance Series® International Fund (Class 2)	MFS® Research Series (Initial Class)
American Funds Insurance Series® Global Growth Fund (Class 2)	MFS® Value Series (Initial Class)
American Funds Insurance Series® Global Growth and Income	MFS® Value Portfolio (Service Class)
Fund (Class 2)	Oppenheimer Capital Appreciation Fund/VA (Non-Service Shares)
Fidelity® VIP Overseas Portfolio (Service Class 2)4	Rydex Variable Trust Nova Fund3
Invesco V.I. International Growth Fund (Series I Shares)	Rydex Variable Trust NASDAQ-100® Fund3
MFS® Global Research Portfolio (Service Class)	T. Rowe Price Equity Income Portfolio3
MFS® International Growth Portfolio (Service Class)	REAL ESTATE EQUITY
Templeton Foreign VIP Fund (Class 2)7	MFS® Global Real Estate Portfolio(Initial Class)
Templeton Growth VIP Fund (Class 2)8	SHORT TERM BOND
INTERNATIONAL/ GLOBAL SMALL/MID CAP EQUITY	MFS® Limited Maturity Portfolio (Initial Class)
American Funds Insurance Series® Global Small Capitalization	SMALL CAP EQUITY
Fund (Class 2)	AllianceBernstein Small Cap Growth Portfolio (Class B)6
Lord Abbett Series Fund – International Opportunities Portfolio	Delaware VIP Small Cap Value Series (Standard Class)
(Class VC)	DWS Small Cap Index VIP (Class B)2
MID CAP EQUITY	Invesco V.I. Small Cap Equity Fund (Series I Shares)
Delaware VIP Smid Cap Growth Series (Standard Class)	MFS® Blended Research Small Cap Equity Portfolio (Initial Class)
Dreyfus Investment Portfolios MidCap Stock Portfolio	MFS® New Discovery Portfolio (Service Class)1
(Initial Shares)	SPECIALTY/SECTOR EQUITY
Invesco V.I. Mid Cap Growth Fund (Series I Shares)	AllianceBernstein Global Thematic Growth Portfolio (Class B)
MFS® Mid Cap Growth Series (Initial Class)	MFS® Utilities Portfolio (Service Class)
MFS® Mid Cap Growth Series (Service Class)	MULTI SECTOR BOND
MFS® Mid Cap Value Portfolio (Initial Class)	MFS® Strategic Income Portfolio (Service Class)
Neuberger Berman AMT Mid Cap Intrinsic Value Portfolio
(Class I)

1On and after July 1, 2008, this investment option is not open to new premium or transfers.
2On and after November 15, 2010, these investment options are not open to new premium or transfers.
3This Fund does not have different share classes.
4This Portfolio is in Variable Insurance Products Fund.
5This Portfolio is in Variable Insurance Products Fund II.
6This Portfolio is not an available investment option for Policies with Investment Start Dates on and after February 1, 2013.
7Formerly Templeton Foreign Securities Fund.
8Formerly Templeton Growth Securities Fund.
9Formerly Goldman Sachs Structured U.S. Equity Fund.

Sun Life Assurance Company of Canada (U.S.)
96 Worcester Street
Wellesley Hills, Massachusetts 02481
(888) 594-2654

Neither the Securities and Exchange Commission nor any state securities commission has approved these securities or determined that this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

Table of Contents

Topic	Page

Risk/Benefit Summary of Policy [INSERT PAGE NUMBER]
About Who We Are [INSERT PAGE NUMBER]
The Variable Account [INSERT PAGE NUMBER]
The Funds [INSERT PAGE NUMBER]
Fund Investment Advisers and Subadvisers [INSERT PAGE NUMBER]
Selection of Funds [INSERT PAGE NUMBER]
Fees and Expenses of the Funds [INSERT PAGE NUMBER]
Potential Conflict [INSERT PAGE NUMBER]
Our General Account [INSERT PAGE NUMBER]
About the Policy [INSERT PAGE NUMBER]
Application and Issuance [INSERT PAGE NUMBER]
Death Benefit Compliance Test [INSERT PAGE NUMBER]
Initial Premium Payment [INSERT PAGE NUMBER]
Insurable Interest Requirement [INSERT PAGE NUMBER]
Right to Return Policy Period [INSERT PAGE NUMBER]
Premium Payments [INSERT PAGE NUMBER]
General Limitations [INSERT PAGE NUMBER]
Guideline Premium Test Limitations [INSERT PAGE NUMBER]
Planned Periodic Premiums [INSERT PAGE NUMBER]
Allocation of Net Premium [INSERT PAGE NUMBER]
Modified Endowment Contract [INSERT PAGE NUMBER]
Additional Protection Benefit Rider (APB Rider) [INSERT PAGE NUMBER]
Maturity Date Extension Rider [INSERT PAGE NUMBER]
Enhanced Cash Surrender Value Endorsement [INSERT PAGE NUMBER]
Fixed Account Endorsement [INSERT PAGE NUMBER]
Directed Deductions Endorsement [INSERT PAGE NUMBER]
Death Benefit [INSERT PAGE NUMBER]
Policy Proceeds [INSERT PAGE NUMBER]
Death Benefit Options [INSERT PAGE NUMBER]
Changes in the Death Benefit Option [INSERT PAGE NUMBER]
APB Rider Death Benefit [INSERT PAGE NUMBER]
Minimum Face Amount [INSERT PAGE NUMBER]
Changes in Face Amount [INSERT PAGE NUMBER]
Increases in Face Amount [INSERT PAGE NUMBER]
Decreases in Face Amount [INSERT PAGE NUMBER]
Account Value [INSERT PAGE NUMBER]
Account Value in the Investment Options [INSERT PAGE NUMBER]
Net Investment Factor [INSERT PAGE NUMBER]
Account Value in the Loan Account [INSERT PAGE NUMBER]
Insufficient Value [INSERT PAGE NUMBER]
Grace Period [INSERT PAGE NUMBER]
Splitting Units [INSERT PAGE NUMBER]
Transfer Privileges [INSERT PAGE NUMBER]
Short-Term Trading [INSERT PAGE NUMBER]
The Funds’ Harmful Trading Policies [INSERT PAGE NUMBER]
Accessing Your Account Value [INSERT PAGE NUMBER]
Surrender [INSERT PAGE NUMBER]
Partial Surrenders [INSERT PAGE NUMBER]
Policy Loans [INSERT PAGE NUMBER]
Deferral of Payment [INSERT PAGE NUMBER]
Charges, Deductions and Refunds [INSERT PAGE NUMBER]
Expense Charges Applied to Premium [INSERT PAGE NUMBER]
Sales Load Refund at Surrender [INSERT PAGE NUMBER]
Mortality and Expense Risk Charge [INSERT PAGE NUMBER]
Monthly Expense Charge [INSERT PAGE NUMBER]
Monthly Cost of Insurance [INSERT PAGE NUMBER]
APB Rider Charge [INSERT PAGE NUMBER]
Other Charges and Expenses [INSERT PAGE NUMBER]
Reduction of Charges [INSERT PAGE NUMBER]
Termination of Policy [INSERT PAGE NUMBER]
Other Policy Provisions [INSERT PAGE NUMBER]
Alteration [INSERT PAGE NUMBER]
Assignments [INSERT PAGE NUMBER]
Rights of Owner [INSERT PAGE NUMBER]
Rights of Beneficiary [INSERT PAGE NUMBER]
Reports to Policyowners [INSERT PAGE NUMBER]
Illustrations [INSERT PAGE NUMBER]
Conversion [INSERT PAGE NUMBER]
Misstatement of Age or Sex [INSERT PAGE NUMBER]
Suicide [INSERT PAGE NUMBER]
Incontestability [INSERT PAGE NUMBER]
Addition, Deletion or Substitution of Investments [INSERT PAGE NUMBER]
Nonparticipating [INSERT PAGE NUMBER]
Modification [INSERT PAGE NUMBER]
Entire Contract [INSERT PAGE NUMBER]
Reinstatement [INSERT PAGE NUMBER]
Voting Rights [INSERT PAGE NUMBER]
Distribution of Policy [INSERT PAGE NUMBER]
Federal Income Tax Considerations [INSERT PAGE NUMBER]
Our Tax Status [INSERT PAGE NUMBER]
Taxation of Policy Proceeds [INSERT PAGE NUMBER]
Withholding [INSERT PAGE NUMBER]
Tax Return Disclosure [INSERT PAGE NUMBER]
Tax Shelter Regulations [INSERT PAGE NUMBER]
Alternative Minimum Tax [INSERT PAGE NUMBER]
Other Tax Considerations [INSERT PAGE NUMBER]
Medicare Tax on Investment Income [INSERT PAGE NUMBER]
Life Insurance Purchases by Nonresident Aliens and Foreign Corporations [INSERT PAGE NUMBER]
Possible Tax Law Changes [INSERT PAGE NUMBER]
Other Information [INSERT PAGE NUMBER]
State Regulation [INSERT PAGE NUMBER]
Legal Proceedings [INSERT PAGE NUMBER]
Experts [INSERT PAGE NUMBER]
Registration Statements [INSERT PAGE NUMBER]
Financial Statements [INSERT PAGE NUMBER]
Appendix A - Glossary of Policy Terms [INSERT PAGE NUMBER]
Appendix B - PRIVACY POLICY [INSERT PAGE NUMBER]

This prospectus does not constitute an offering in any jurisdiction where the offering would not be lawful. You should rely only on the information contained in this prospectus or in the prospectus or Statement of Additional Information of the underlying mutual funds. We have not authorized anyone to provide You with information that is different.

Risk/Benefit Summary of Policy

Use of Policy

The Policy provides corporations life insurance coverage on employees or other persons in whose lives they have an insurable interest. It may be used in connection with various types of non-tax-qualified executive benefit plans.

Premium Payments

Generally, You must make an initial minimum premium payment that will sustain the Policy for three months from its Issue Date.

You choose the amount and timing of subsequent premium payments, within certain limits.

We allocate your net premium payments among the Policy's Sub-Accounts and the Fixed Account according to your instructions.

CONTRACT BENEFITS

Account Value

The Account Value equals

•	premiums, plus
•	investment performance of the Sub-Accounts, the Fixed Account and the Loan Account; less
•	any partial surrenders and Policy charges.

Accessing Your Account Value

Cash Surrender Value is

•	Account Value, less
•	Policy Debt, plus
•	any sales load refund due at surrender, plus
•	any Enhanced Cash Surrender Value endorsement benefit.

You may borrow from us using the Account Value as collateral. Taking Policy loans may increase the risk of Policy lapse.

You may surrender the Policy for its Cash Surrender Value.

You may make a partial surrender of only a portion of the Cash Surrender Value once per year after the Policy has been in force for one year. Reducing the Cash Surrender Value with a partial surrender may increase the risk of Policy lapse.

A partial surrender may cause a decrease in Total Face Amount of your Policy if the Net Amount at Risk after the partial surrender exceeds the Net Amount at Risk before the partial surrender. The Net Amount at Risk equals the Death Benefit minus your Account Value.

Mortality Tables

For Policies with an Investment Start Date on or before December 31, 2008, the 1980 Commissioners Standard Ordinary (“CSO”) Mortality Tables apply. For Policies with an Investment Start Date on or after January 1, 2009, the 2001 Commissioners Standard Ordinary (“CSO”) Mortality Tables apply.

Death Benefit Compliance Test

For favorable federal tax treatment, the Policy must meet one of the following standards-

•	the Guideline Premium Test, or

•	the Cash Value Accumulation Test.

You choose the applicable test.  You may not change your election.

Please see the Death Benefit Compliance Test paragraph in the About the Policy section of the prospectus for Guideline Premium Test and Cash Value Accumulation Test definitions.

Death Benefit

Specified Face Amount is the amount of life insurance coverage You request.

If the Guideline Premium Test applies, You have a choice of two death benefit options-

•	the Specified Face Amount (Option A); or

•	the Specified Face Amount plus your Account Value (Option B).

You may change your death benefit option on any Policy Anniversary, subject to our underwriting rules then in effect.

If the Cash Value Accumulation Test applies, You will be deemed to have elected Option A, which may not be changed.

After the first Policy Year, You may-

•	increase the Specified Face Amount, subject to satisfactory evidence of the Insured’s insurability; or

•	decrease the Specified Face Amount to a level not less than the minimum specified in the Policy.

Investment Options

You may allocate your net premium payments among the Sub-Accounts and the Fixed Account.

You may transfer amounts from one Sub-Account to another or to the Fixed Account, subject to any limits that we or the Funds may impose.

You may transfer amounts from the Fixed Account, subject to our transfer rules in effect at time of transfer.

CONTRACT RISKS

The Variable Account

We have established a separate account (the “Variable Account”) to fund the variable insurance benefits under your Policy.

The assets of the Variable Account are free from our general creditor's claims.

The Variable Account is divided into Sub-Accounts.

Each Sub-Account invests exclusively in shares of a corresponding mutual fund.

When You choose Sub-Accounts in the Variable Account, your benefits will fluctuate because the benefits reflect the impact of certain economic conditions on the mutual funds underlying the Sub-Accounts You have elected. These conditions include, but are not limited to

•	inflationary forces,

•	changes in rates of return available from different types of investments,

•	changes in employment rates and

•	the presence of international conflict.

With such Sub-Accounts, You assume all investment risk.  Investment risk is the risk of poor investment performance.

Poor investment performance can result in a loss of all or some of your investment.

A comprehensive discussion of the risks of such Sub-Accounts may be found in the underlying Fund's prospectus.

It is unsuitable to purchase a life insurance policy as a short-term investment vehicle.

This Policy is unsuitable if You plan to surrender it to meet short-term needs because the Expense Charge Applied to Premium is higher in the early Policy Years. “Expense Charge Applied to Premium” is a charge imposed on the premium at the time the Company receives it. The Charge consists of an element to cover State and Federal tax obligations and an element to cover costs of issuing and selling the Policy. See the Fee Tables following the Risk/Benefit Summary for the Charges and also a detailed description in the Charges, Deductions and Refunds section within the prospectus.

Right to Return Policy Period

You may return the Policy and receive a refund within the later of 45 days after You sign a policy application or the 20-day period (or a longer period if required by applicable state law) beginning when You receive the Policy. Please see the Right To Return Policy Period section below for additional detail.

What if Charges and Deductions Exceed Account Value?

Your Policy may terminate if your Account Value at the beginning of any Policy Month is insufficient to pay all charges and deductions then due. If this occurs, we will send You written notice and allow You a 61 day grace period. If You do not make a premium payment within the grace period, sufficient to cover all charges and deductions due, the Policy will terminate at the end of the grace period.

Federal Tax Considerations

Purchase of, and transactions under, the Policy may have adverse or unfavorable tax consequences that You should consider. You may wish to consult a qualified tax professional prior to purchase regarding tax treatment of death benefits and surrenders.

The following tables describe the fees and expenses that You will pay when buying, owning and surrendering the Policy. The first table describes the expenses that You will pay at the time that You buy the Policy and at the time of each subsequent premium payment.

TRANSACTION FEES
Charge	When Charge is Deducted	Amount Deducted
Expense Charge Applied to Premium1

Premium Tax
Maximum Charge:
Current Charge:

DAC Tax
Maximum Charge:

Sales Load on Premium up to and Including Target Premium2
Maximum Charge:

Sales Load on Premium in Excess of Target Premium2
Maximum Charge:
	Upon premium receipt Upon premium receipt Upon premium receipt Upon premium receipt	(as a % of premium) 4% 2% 1.25% 8.75% 2.25%
Illustration Charge Maximum Charge:	Upon fulfillment of illustration request	$25.00 per illustration

The next table describes the fees and expenses that You will pay periodically during the time You own the Policy, not including Fund fees and expenses.

PERIODIC CHARGES OTHER THAN FUND OPERATING EXPENSES
Charge	When Charge is Deducted	Amount Deducted
Cost of Insurance3 Maximum Charge: Minimum Charge: Representative Owner Charge4: (male, preferred, non-tobacco, Issue Age 45, Policy Year 1)	At the end of each Policy Month	(per $1000 of Policy Net Amount at Risk) $83.33 $0.03 $0.09
Mortality and Expense Risk Charge5 Maximum Charge: Current Charge:	Daily	(On the assets allocated to the investment options in the Variable Account) 0.60% per year 0.40% per year
Monthly Expense Charge	At the beginning of each Policy Month	$13.75
Loan Interest6	At the end of each Policy Year	(as a % of Policy Debt)
Maximum Charge:		5.0%
Flat Extra Charge7 Maximum Charge:	At the beginning of each Policy Month	(per $1000 of Specified Face Amount and APB Rider Face Amount) $50.00

OPTIONAL CHARGE (FOR ADDITIONAL PROTECTION BENEFIT RIDER):
Charge	When Charge is Deducted	Amount Deducted
Additional Protection Benefit (“APB”) Rider8

Maximum Cost of Insurance Charge:
Minimum Cost of Insurance Charge:
Representative Owner Cost of Insurance Charge4:
(male, preferred, non-tobacco, Issue Age 45, Policy Year 1)
	At the end of each Policy Month	(per $1000 of APB Rider Net Amount at Risk) $83.33 $0.03 $0.09

The next table describes the Fund fees and expenses that You will pay periodically during the time that You own the Policy. The table shows the minimum and maximum fees and expenses charged by any of the Funds and deducted from Fund assets for the year ended December 31, 2013. More detail concerning each Fund's fees and expenses is contained in the prospectus for each Fund.

ANNUAL FUND OPERATING EXPENSES (deducted by the Fund on the average daily net assets of each Fund)
	Minimum	Maximum
Total Annual Fund Expenses (reflects management fees, distribution and/or service (12b-1) fees and other expenses)	0.28%	1.57%

1	The Expense Charge Applied to Premium is deducted from premium received.

2
The Sales Load on Premium up to and Including Target Premium in Policy Years 1-7 is guaranteed not to exceed 8.75%.  The Load is not applicable beyond Policy Year 7. The Sales Load on Premium in Excess of Target Premium in Policy Years 1-7 is guaranteed not to exceed 2.25%.  The Load is not applicable beyond Policy Year 7.

3
The charge varies based on the length of time the Policy has been in force, the Insured's Issue Age, sex, rating class, and applicable mortality tables.  For Policies with an Investment Start Date on or before December 31, 2008, the 1980 Commissioners Standard Ordinary (“CSO”) Mortality Tables apply. For Policies with an Investment Start Date on or after January 1, 2009, the 2001 Commissioners Standard Ordinary (“CSO”) Mortality Tables apply. The charge is for the Specified Face Amount and does not include any charge for the Additional Protection Benefit Rider. The charges shown may not be representative of the charge You may pay.  Please contact your financial adviser for the particular charge applicable to You. The maximum charge possible is for an Insured male, standard, non-tobacco, Issue Age 80, Policy Year 40 (20 for 1980 CSO). The minimum charge possible is for an Insured female, preferred, non-tobacco, Issue Age 26, Policy Year 1. The charges shown are monthly charges and are deducted on a monthly basis.

4	It is assumed the Owner and the Insured are the same person. Charges shown are those currently applicable.

5	The Mortality and Expense Risk Charge is deducted in all Policy Years. The charge shown is an annual charge. The charge is deducted on a daily basis.

6	Loan Interest is charged as a percentage of Policy Debt and is added to Policy Debt. It is 5.0% in Policy Years 1-10 and 4.25% thereafter.

7	For Policies with Investment Start Dates before July 27, 2009, the maximum Flat Extra Charge per $1000 of Specified Face Amount and APB Rider Face Amount is $20.00.

8
The charge varies based on the length of time the Rider has been in force and the Insured's Issue Age, sex, rating class, and applicable mortality tables. For Policies with an Investment Start Date on or before December 31, 2008, the 1980 Commissioners Standard Ordinary (“CSO”) Mortality Tables apply. For Policies with an Investment Start Date on or after January 1, 2009, the 2001 Commissioners Standard Ordinary (“CSO”) Mortality Tables apply. The charge is for the Additional Protection Benefit Rider and does not include any charge for the Specified Face Amount. The charges shown may not be representative of the charge You may pay. Please contact your financial adviser for the particular charge applicable to You. The maximum charge possible is for an Insured male, standard, non-tobacco, Issue Age 80, Rider Year 40 (20 for 1980 CSO). The minimum charge possible is for an Insured female, preferred, non-tobacco, Issue Age 26, Rider Year 1. The charges shown are monthly charges and are deducted on a monthly basis.

About Who We Are

We are a stock life insurance company incorporated under the laws of Delaware on January 12, 1970. We do business in 49 states, the District of Columbia, Puerto Rico and the Virgin Islands. We have an insurance company subsidiary that does business in New York. Our executive office mailing address is 96 Worcester Street, Wellesley Hills, Massachusetts 02481.

The parent of Sun Life Assurance Company of Canada (U.S.) is Delaware Life Holdings, LLC “Delaware Life”), a limited liability company organized under the laws of the State of Delaware on December 12, 2012. Delaware Life is ultimately controlled by Todd L. Boehly and Mark R. Walter.

Delaware Life acquired the Company from Sun Life Financial, Inc. in August of 2013. The Company is no longer affiliated with Sun Life Financial, Inc. and the Sun Life names and marks are used under license. In accordance with the Company’s change of ownership, we expect the Company to change its name from “Sun Life Assurance Company of Canada (U.S.)” to “Delaware Life Insurance Company” during 2014.

The Variable Account

Sun Life of Canada (U.S.) Variable Account G is one of our separate accounts established in accordance with Delaware law on July 25, 1996. The Variable Account may also be used to fund benefits payable under other life insurance policies issued by us. We are obligated to pay all benefits payable under the Policy.

We own the assets of the Variable Account. The income, gains or losses, realized or unrealized, from assets allocated to the Variable Account are credited to or charged against the Variable Account without regard to our other income, gains or losses.

We will at all times maintain assets in the Variable Account with a total market value at least equal to the reserves and other liabilities relating to the variable benefits under all policies participating in the Variable Account and the Variable Account is fully funded for the purpose of Federal securities laws. The assets of the Variable Account are insulated from our general liabilities and may not be charged with our liabilities from our other business. Our obligations for the fixed account allocations and death benefits payable under the policies are, however, our general corporate obligations.

The Variable Account is registered with the Securities and Exchange Commission (the “SEC”) under the Investment Company Act of 1940 (“1940 Act”) as a unit investment trust.  hat registration does not involve any supervision by the SEC of the management or investment practices or policies of the Variable Account.

The Variable Account may be deregistered if registration is no longer required under applicable Federal securities law.  We may continue, at our election, to operate the Variable Account as a unit investment trust or other form of investment company.  All determinations will be made by our Board of Directors.  In the event of any change in the registration status of the Variable Account, we will notify all policyholders and any regulatory authorities requiring notice of such change.  We may amend the Policy to reflect the change and take such other action as may be necessary and appropriate to effect the change.

The Variable Account is divided into Sub-Accounts.  Each Sub-Account invests exclusively in shares of a corresponding investment portfolio of a registered investment company (commonly known as a mutual fund). We may in the future add new or delete existing Sub-Accounts. The income, gains or losses, realized or unrealized, from assets allocated to each Sub-Account are credited to or charged against that Sub-Account without regard to the other income, gains or losses of the other Sub-Accounts.

The Funds

The Policy offers several mutual fund options shown on page 1. Each Fund is a mutual fund registered under the Investment Company Act of 1940, or a separate series of shares of such a mutual fund.  Each Fund has its own investment objectives, risks and expenses that determine its respective income and losses. There is no assurance that a portfolio will achieve its stated objective(s). You can lose money by investing in any of the Funds. In this regard we note, for example, that there can be no assurance that the MFS® Money Market Portfolio will be able to maintain a stable net asset value per share.  During extended periods of low interest rates, and partly as a result of insurance charges, the yield on the Money Market Sub-Account may become extremely low and possibly negative.

The investment objectives and policies of certain Funds may be similar to the investment objectives and policies of other mutual fund portfolios that share a similar name, investment adviser, investment sub-adviser or manager. The investment results of the Fund, however, may be higher, lower and/or unrelated to those mutual funds with shared characteristics. We do not guarantee or make any representation that the investment results of the portfolios will be comparable to any other portfolio, even those with the same investment adviser or manager.

Certain Funds may employ hedging strategies to provide for downside protection during sharp downward movements in equity markets.  The cost of these hedging strategies could limit the upside participation of the Fund in rising equity markets relative to other Funds.  You should consult with your registered representative to determine which combination of investment choices is appropriate for You.

More comprehensive information, including a discussion of potential risks, is found in the current prospectuses for the Funds (the “Fund Prospectuses”). The Fund Prospectuses should be read in connection with this prospectus. A copy of each Fund Prospectus may be obtained without charge by calling 888-594-2654, or writing to Sun Life Assurance Company of Canada (U.S.), 96 Worcester Street, Wellesley Hills, Massachusetts  02481.

Fund Investment Advisers and Subadvisers

AllianceBernstein L.P. advises the AllianceBernstein Variable Products Series Fund, Inc. Portfolios. Capital Research and Management Company advises the American Fund Insurance Series® Funds.  Delaware Management Company advises the Delaware Series. Dreyfus Corporation advises the Dreyfus Investment Portfolios MidCap Stock Portfolio and the Dreyfus Stock Index Fund, Inc. Deutsche Investment Management Americas, Inc. advises the DWS Small Cap Index VIP. Fidelity Management & Research Company advises the Fidelity® VIP Portfolios and advisory entities affiliated with Fidelity Management & Research Company subadvise the Fidelity® VIP Portfolios. Goldman Sachs Asset Management, L.P. advises the Goldman Sachs Funds. Invesco Advisers, Inc. advises the Invesco Funds. Lord, Abbett & Co. LLC advises the Lord Abbett International Opportunities Portfolio.  Massachusetts Financial Services Company advises the MFS® Portfolios and Series. Neuberger Berman Management LLC advises the Neuberger Berman AMT Mid Cap Intrinsic Value Portfolio. OFI Global Asset Management, Inc. advises the Oppenheimer Capital Appreciation Fund/VA. Pacific Investment Management Company advises the PIMCO Variable Insurance Trust Portfolios. Security Investors, LLC advises the Rydex Variable Trust Funds. Templeton Investment Counsel, LLC advises Templeton Foreign VIP Fund. Templeton Global Advisors Limited advises the Templeton Growth VIP Fund. T. Rowe Price Associates, Inc. advises the T. Rowe Price Equity Income Portfolio.

Selection of Funds

The Funds offered through the Policy are selected by the Company.  We review the Funds periodically and may remove a Fund or limit its availability to new premiums and/or transfers of Account Value if we determine that a Fund no longer satisfies one or more of the selection criteria, and/or if the Fund has not attracted significant allocations from Policy owners.  We do not recommend or endorse any particular fund, and we do not provide investment advice. You bear the risk of any decline in your Account Value resulting from the performance of the Funds You have chosen.

We may consider various factors, including, but not limited to, asset class coverage, the alignment of the investment objectives of a Fund with our hedging strategy, the strength of an adviser's or sub-adviser's reputation and tenure, brand recognition, performance, and the capability and qualification of each investment firm.  Another factor that we may consider is whether the Fund or its service providers (e.g., the investment adviser or sub-advisers) or its affiliates will make payments to us or our affiliates in connection with certain administrative, marketing, and support services, or whether affiliates of the Fund can provide marketing and distribution support for the sale of the Policies.  Accordingly, we may receive compensation from an investment adviser, distributor and/or affiliate(s) of one or more of the Funds based upon an annual percentage of the average assets we hold in the investment options. These amounts, which may vary by adviser, are intended to compensate us for administrative and other services we provide to the Funds and/or affiliate(s) and may be significant. In addition, the Company or the principal underwriter of the Policies may receive 12b-1 fees (fees which may be levied against the total balance of a mutual fund's assets and may be used to pay marketing and distribution expenses of the Fund) deducted from certain Fund assets attributable to the Policy for providing distribution and shareholder support services to some investment options.

Fees and Expenses of the Funds

Fund shares are purchased at net asset value, which reflects the deduction of investment management fees and other expenses. The management fees are charged by each Fund's investment adviser for managing the Fund and selecting its portfolio of securities. Other expenses can include such items as interest expense on loans and contracts with transfer agents, custodians and other companies that provide services to the Fund, and actual expenses may vary.

Because Fund fees and expenses are assessed at the Fund level, You will indirectly bear the fees and expenses of the Funds You select. The table presented earlier in this prospectus shows the range of fees and expenses paid by the Funds as a percentage on average daily net asset value of each Fund. These fees and expenses are more fully described in the Fund Prospectuses. The information relating to the Fund expenses was provided by the Fund and was not independently verified by us.

Potential Conflict

We, as well as other affiliated and unaffiliated insurance companies, may also purchase shares of the Funds on behalf of other separate accounts used to fund variable benefits payable under other variable life insurance and variable annuity contracts. As a result, it is possible, though we do not anticipate, that a material conflict may arise between the interests of our policyowners with respect to the Variable Account and those of other variable contractowners with respect to the other separate accounts that invest in the Funds. The Funds have agreed to monitor themselves for the existence of any material conflict between the interests of variable contractowners. In the event of such a conflict involving a Fund, we will take any steps necessary to remedy the conflict including withdrawing the assets of the Variable Account from the Fund. If the Variable Account or another separate account withdraws its assets from a Fund for this reason, the Fund may be forced to sell its portfolio securities at disadvantageous prices which would negatively affect the investment performance of the corresponding Sub-Account.

Our General Account

Our general account consists of all of our assets other than those in our variable separate accounts. Subject to applicable law, we have sole discretion over the investment of our general account assets. Interests in our general account offered through the Fixed Account investment option have not been registered under the Securities Act of 1933 and our general account has not been registered as an investment company under the Investment Company Act of 1940. An allocation of premium to the Fixed Account does not entitle You to share in the investment experience of our general account. Instead, we guarantee that your Fixed Account allocation will accrue interest daily at an effective annual rate of at least 2%, without regard to the actual investment experience of our general account. We may credit a higher rate of interest but are not obligated to do so.

About the Policy

This prospectus describes the material provisions of the Policy. The Policy, as issued, may differ in some respects due to the insurance laws and regulations of the state where the Policy is issued.

Application and Issuance

To apply for a Policy, You must submit an application to our Principal Office. We will then follow underwriting procedures designed to determine the insurability of the proposed Insured. We offer the Policy on a regular (or medical) underwriting, simplified underwriting, expanded guaranteed issue or guaranteed issue basis. The proposed Insured generally must be less than 81 years old for a Policy to be issued. For Policies underwritten on a medical or simplified basis, we may require that the proposed Insured undergo one or more medical examinations and that You provide us with such additional information as we may deem necessary, before an application is approved. To qualify for an expanded guaranteed issue or guaranteed issue underwriting basis, a proposed Insured must submit underwriting information and be pre-approved for such underwriting basis. Proposed Insureds must be acceptable risks based on our underwriting limits and standards. We will not issue a Policy until the underwriting process has been completed to our satisfaction. In addition, we reserve the right to reject an application that does not meet our underwriting requirements or to increase by no more than 500% the cost of insurance charges applicable to an Insured to cover the cost of the increased mortality risk borne by the Company.

Death Benefit Compliance Test

The Policy must, at all times, satisfy one of two legal standards for it to qualify as life insurance and thus be entitled to receive favorable tax treatment under applicable federal tax law. We will refer to these standards as the “Cash Value Accumulation Test” and the “Guideline Premium Test.” Under both tests, the Death Benefit must effectively always equal or exceed your Account Value multiplied by a certain percentage (the “Death Benefit Percentage”). The Death Benefit Percentages for the Guideline Premium Test vary by Attained Age, whereas those for the Cash Value Accumulation Test vary by Attained Age and sex. The Death Benefit Percentages for the Cash Value Accumulation Test, in general, are greater than those for the Guideline Premium Test. The Guideline Premium Test imposes limits on the amount of premium You may pay under the Policy, where the Cash Value Accumulation Test does not. You must specify in the Policy application which of these tests will apply to the Policy. You may not change your selection once the Policy has been issued. In general, if your primary objective is maximum accumulation of Account Value during the initial Policy Years, then the Cash Value Accumulation Test would be the more appropriate choice. If your primary objective is the most economically efficient method of obtaining a specified amount of coverage, then the Guideline Premium Test is generally more appropriate. Because your choice of tests depends on complex factors and may not be changed, You should consult with a qualified tax adviser before deciding.

Initial Premium Payment

A Minimum Premium will be due and payable as of the Issue Date. The Minimum Premium is generally that which will sustain the Policy for three months from its Issue Date. The amount of Minimum Premium is determined by the Specified Face Amount, APB Rider Face Amount, death benefit option election, death benefit compliance test election and risk and underwriting classification of the Insured. Pending approval of your application, we will allocate any premium payments You make to our general account. If your application is not approved, we will promptly return your premium payments.

Upon approval of your application, we will issue to You a Policy on the life of the Insured which will set forth your rights and our obligations. The Issue Date is the date specified as such in the Policy, from which Policy Anniversaries, Policy Years and Policy Months are measured.  The Investment Start Date is the date the first premium is applied, which will be the latest of-

•	the Issue Date, or

•	the date we approve the application for the Policy, or

•	the date You pay a premium equal to or in excess of the Minimum Premium.

You will receive a confirmation statement that will provide the Investment Start Date.

Insurable Interest Requirement

You must have an insurable interest in the life of the Insured up to the full amount of insurance coverage. Otherwise, the Policy will not qualify as life insurance under applicable state insurance and federal tax law. You should consult with a qualified adviser when determining the amount of coverage and before taking any action to increase the amount of existing coverage to ensure that You have an insurable interest for the full amount of coverage.

Right to Return Policy Period

If You are not satisfied with the Policy, You may return it by delivering or postmarking it to our Principal Office or to the sales representative through whom You purchased the Policy within 20 days from the date of receipt (unless a different period is applicable under state law) or within 45 days after your application is signed, whichever period ends later (the “Right to Return Policy Period”).

If You return the Policy during the Right to Return Policy Period, the Policy will be deemed void and You will receive a refund equal to the sum of-

•	the difference between any premium payments made, including fees and charges, and the amounts allocated to the Variable Account and the Fixed Account;

•
the value of the amounts allocated to the Variable Account and the Fixed Account on the date the cancellation request is received by us or the sales representative through whom You purchased the Policy; and

•	any fees or charges imposed on amounts allocated to the Variable Account and the Fixed Account.

If required by applicable state insurance law, however, You will receive instead a refund equal to the greater of premium payments made and premium payments made plus money market return. Unless You are entitled to receive a full refund of premium, You bear all of the investment risks with respect to the amount of any net premiums allocated to the Variable Account during the Right to Return Policy Period with respect to the Policy.

If You are entitled under applicable state law to receive a full refund during the Right to Return Policy Period, we will allocate the net premium payments to the MFS Money Market Fund Sub-Account during that period beginning on the Investment Start Date.  Upon expiration of the Right to Return Policy Period, we will reallocate your Account Value and allocate future net premium payments in accordance with your instructions.

Premium Payments

In general, You may choose the frequency and amount of any additional premium payments subject to the limits described below. All premium payments should be made payable to Sun Life Assurance Company of Canada (U.S.) and mailed to our Principal Office.

General Limitations

We reserve the right to limit the number of premium payments we accept on an annual basis. No premium payment may be less than $100 without our consent, although we will accept a smaller premium payment if it is necessary to keep the Policy in force. We reserve the right to reject a premium payment that, if accepted, would cause the Policy, at its current Death Benefit, to no longer meet the definition of “life insurance” under the Internal Revenue Code. If You provide satisfactory evidence of insurability, we can retain the premium and increase the Death Benefit while maintaining the Policy’s “life insurance” status under the Internal Revenue Code.

Guideline Premium Test Limitations

The Guideline Premium Test limits the amount of premium You may pay per year.  We will not accept premium payments that would, in our opinion, exceed these limits, if You have chosen this test as the applicable Death Benefit Compliance Test, unless You have expressly directed us to do so. We may require satisfactory evidence of insurability before we accept such a premium. We will inform You of the applicable maximum premium limitations for the coming years in our annual report to You. In contrast, the Cash Value Accumulation Test does not impose any additional limitations on the amount of premium You may pay.

Planned Periodic Premiums

While You are not required to make premium payments according to a fixed schedule, You may select a planned periodic premium schedule and corresponding billing period, subject to our premium limits. In general, the billing period must be annual or semiannual. We will send reminder notices for the planned periodic premium at the beginning of each billing period unless reminder notices have been suspended as described below. You are not required, however, to pay the planned periodic premium; You may increase or decrease premium payments, subject to our limits, and You may skip a planned payment or make unscheduled payments. You may change your planned payment schedule or the billing period, subject to our approval. Depending on the investment performance of the Sub-Accounts You select, the planned periodic premium may not be sufficient to keep the Policy in force, and You may need to change your planned payment schedule or make additional payments in order to prevent termination of the Policy. We reserve the right to suspend reminder notices if premiums are not being paid (except for notices in connection with the grace period). We will notify You prior to suspending reminder notices. We will also suspend reminder notices at your written request.

Allocation of Net Premium

Net Premium is the amount You pay as premium minus Expense Charges Applied to Premium. We will allocate Net Premium among the Sub-Accounts and the Fixed Account in accordance with your allocation instructions, except during the Right to Return Policy Period as described above. You will be required to specify initial allocation percentages in the policy application. While there are no limitations concerning the number of Investment Options to which Net Premium may be allocated, we reserve the right to impose minimum allocation amounts, as determined by the Fund, for any or all Investment Options.

You may change the allocation of future Net Premium at any time by submitting an acceptable request to our Principal Office. An allocation change will be effective as of the date our Principal Office receives your request for that change provided that it is received on a Valuation Date before the close of the New York Stock Exchange. If a request is received on a day that is not a Valuation Date or after the close of the New York Stock Exchange on a Valuation Date, it will become effective on the next Valuation Date.

Modified Endowment Contract

Less favorable federal tax rules apply to life insurance policies that are defined as “Modified Endowment Contracts.” One way the Policy could become a Modified Endowment Contract is if You pay premiums in excess of applicable tax-law limitations.

We will notify You if we receive a premium that would, in our opinion, cause the Policy to become a Modified Endowment Contract. We will not credit the premium unless we receive specific instructions from You to do so. Any such premium will be held, for a period not to exceed 90 days, in a non-interest bearing account. This premium will be refunded at the end of the 90 day period if we have not received specific instruction from You concerning the premium.

Additional Protection Benefit Rider (APB Rider)

The Policy may be issued with an APB Rider. This rider provides life insurance coverage, annually renewable to Attained Age 121 (100 if 1980 CSO applies), on the life of the Insured equal to the amount of the APB Rider Death Benefit. You will be required to specify the initial APB Rider Face Amount in the policy application.

The cost of insurance associated with the APB Rider is deducted from the Account Value as part of the Monthly Cost of Insurance deduction. This portion of the Monthly Cost of Insurance deduction for the APB Rider cost of insurance will cease when the APB Rider terminates. The applicable guaranteed maximum Monthly Cost of Insurance Rates for the APB Rider Death Benefit exceed those for the Base Death Benefit.

Target Premium is the amount of premium specified as such in the Policy, used to determine the Expense Charge Applied to Premium. Target Premium is equal to the (Specified Face Amount divided by 1000) multiplied by the Target Premium factor. Total Face Amount is the sum of the Specified Face Amount and the APB Rider Face Amount.

Two otherwise identical Policies with the same Total Face Amount will have different Target Premiums depending on how much of the Total Face Amount is attributable to the Specified Face Amount versus the APB Rider Face Amount. Target Premium will be lower for the Policy which has the greater APB Rider Face Amount because the Target Premium calculation uses the Specified Face Amount not the Total Face Amount. Lower Target Premium results in lower Expense Charges Applied to Premium for that Policy.

If You convert the Policy to a flexible premium universal life insurance policy, any related APB Rider will terminate automatically. An APB Rider will also terminate on the earliest of-

•	our receipt of your written request for termination,

•	the lapse of the Policy because of insufficient value, or

•	the Insured’s Attained Age 121 (100 if 1980 CSO applies) if the Maturity Date Extension Rider is in effect, or

•	the termination of the Policy.

Maturity Date Extension Rider

You may elect to extend the maturity date beyond the Insured’s Attained Age 121 (100 if 1980 CSO applies). No further premium will be accepted and no further deduction for Monthly Cost of Insurance will be made. The Base Death Benefit will be equal to the Account Value. There is no charge for this rider.

The Policy may not qualify as life insurance beyond the Insured’s Attained Age 100, not Attained Age 121, and may be subject to tax consequences. We recommend that You receive counsel from your tax adviser. This rider may not be available in all states.

Enhanced Cash Surrender Value Endorsement

This endorsement provides an enhanced cash surrender value benefit if You surrender the Policy during the first ten Policy Years and such surrender is not made pursuant to an exchange under Section 1035 of the Internal Revenue Code (or any successor provision). The benefit is a return of a certain percentage of premium paid. Percentages for each Policy Year are shown in this endorsement. The amount available for Policy loan or partial surrender will not increase due to this endorsement. For purposes of computing any Death Benefit, the Account Value will be increased by the amount of this endorsement. This endorsement may not be available in all states and is provided at no charge.

Fixed Account Endorsement

All Policies include the Fixed Account Endorsement, which adds a Fixed Account to the Policy as an additional investment option.

Directed Deductions Endorsement

All Policies include the Directed Deductions Endorsement. This endorsement gives the Owner the ability to direct from which investment options the Monthly Expense Charge, Monthly Cost of Insurance Charge and Mortality & Expense Risk Charge are taken. This endorsement may not be available in all states and is provided at no charge. If the Owner fails to provide direction on charge deductions, deductions will be allocated among the investment options in the same proportion that the Account Value of each investment option bears to the aggregate Account Value of all investment options immediately prior to the deduction.

Death Benefit

Policy Proceeds

If the Policy is in force at the time of the Insured's death and we have received Due Proof of the Insured's death, we will pay your designated beneficiary a lump sum amount equal to-

•	the amount of the Base Death Benefit, minus

•	the amount of any outstanding Policy Debt, plus

•	the amount of any APB Rider Death Benefit, plus

•	the amount of any other supplemental benefits.

The amount of the Base Death Benefit and APB Rider Death Benefit depends upon the death benefit option in effect at the time of the Insured’s death.

Death Benefit Options

The Policy has two death benefit options. You will be required to select one of them in the Policy application.

Option A-Specified Face Amount. Under this option, the Base Death Benefit is the greater of-

•	the Policy's Specified Face Amount, or

•	the Account Value multiplied by the applicable Death Benefit Percentage.

Option B-Specified Face Amount Plus Account Value. Under this option, the Base Death Benefit is the greater of-

•	the Specified Face Amount plus the Account Value, or

•	the Account Value multiplied by the applicable Death Benefit Percentage.

Option B is not available, however, and You will be deemed to have elected Option A, if You have chosen the Cash Value Accumulation Test as the applicable Death Benefit Compliance Test.

Changes in the Death Benefit Option

If You have chosen the Guideline Premium Test as the applicable Death Benefit Compliance Test, then You may change the death benefit option, subject to our underwriting rules in effect at the time of the change. Requests for a change must be made in writing to our Principal Office. The effective date of the change will be the Policy Anniversary on or next following the date of receipt of your request in Good Order.

If You change from Option B to Option A, we will increase the Specified Face Amount by the Account Value. If You change from Option A to Option B, we will reduce the Specified Face Amount by the Account Value.  In either case, the amount of the Base Death Benefit at the time of change will not be altered, but the change will affect the determination of the Base Death Benefit going forward.

A change in the death benefit option could cause total premiums paid prior to the change to exceed the applicable maximum premium limitations under the Guideline Premium Test. The change could also reduce these limitations for future premium payments.  If the requested change causes total premiums paid to exceed the applicable maximum premium limitations, You will be required to make a partial surrender of the Policy. Changing the death benefit option may have tax consequences.  You should consult a qualified tax adviser before changing the death benefit option.

APB Rider Death Benefit

The APB Rider Death Benefit is the Total Death Benefit minus the Base Death Benefit.  For Option A, the Total Death Benefit is the greater of a) the Total Face Amount and b) the Account Value multiplied by the applicable Death Benefit Percentage. For Option B, the Total Death Benefit is the greater of a) the Total Face Amount plus the Account Value and b) the Account Value multiplied by the applicable Death Benefit Percentage. The Total Face Amount is equal to the Base Face Amount plus the APB Rider Face Amount.

Minimum Face Amount

Total Face Amount is the sum of the Specified Face Amount and the APB Rider Face Amount. In general, the Total Face Amount must be at least $50,000, of which the Specified Face Amount must be at least $5,000. We reserve the right to waive these minimums.

Changes in Face Amount

After the end of the first Policy Year, You may change the Specified Face Amount and, if applicable, the APB Rider Face Amount, subject to our underwriting rules in effect at the time of the change. Unless You specify otherwise, we will first apply a change to the APB Rider Face Amount to the extent possible. You must send your request for a change to our Principal Office in writing. The effective date for changes will be-

•	for any increase in coverage, the Monthly Anniversary Day that falls on or next follows the date we approve the supplemental application for the increase; and

•	for any decrease in coverage, the Monthly Anniversary Day that falls on or next follows the date we receive your request.

Increases in Face Amount

An increase in the Specified Face Amount and, if applicable, the APB Rider Face Amount, is subject to our underwriting rules in effect at the time of the increase. You may be required to submit satisfactory evidence of the Insured’s insurability. The cost of insurance charges applicable to an increase in Specified Face Amount and APB Rider Face Amount may be higher or lower than those charged on the original sums if the Insured’s health has changed to a degree that qualifies the Insured for a different risk classification. Additional policy specification pages will be provided to show the applicable guaranteed maximum cost of insurance charges applicable to any increases.

Decreases in Face Amount

The Specified Face Amount may not decrease to less than the Minimum Specified Face Amount specified in the Policy. Similarly, a decrease in Specified Face Amount or APB Rider Face Amount may not decrease the Total Face Amount to an amount less than the Minimum Total Face Amount specified in the Policy. A decrease in face amount will be applied-

•	first, to the most recent increase;
•	second, to the next most recent increases, in reverse chronological order; and
•	finally, to the initial face amount.

A decrease in the Specified Face Amount or APB Rider Face Amount could cause total premiums paid prior to the change to exceed the applicable maximum premium limitations under the Guideline Premium Test. The change could also reduce these limitations for future premium payments. If the requested change causes total premiums paid to exceed the applicable maximum premium limitations, You will be required to make a partial surrender of the Policy. You should consult a qualified tax adviser before decreasing the Specified Face Amount or APB Rider Face Amount.

Account Value

Your Account Value is the sum of the amounts in each Sub-Account and the Fixed Account plus the amount of the Loan Account.

We measure the amounts in the Sub-Accounts in terms of Units and Unit Values. On any given day, the amount You have in a Sub-Account is equal to the Unit Value multiplied by the number of Units credited to You in that Sub-Account. The Units for each Sub-Account will have different Unit Values.

Amounts allocated to a Sub-Account will be used to purchase Units of that Sub-Account. Units are redeemed when You make partial surrenders, undertake policy loans or transfer amounts from a Sub-Account, and for payment of the Mortality and Expense Risk Charge, the Monthly Expense Charge and the Monthly Cost of Insurance Charge. The number of Units of each Sub-Account purchased or redeemed is determined by dividing the dollar amount of the transaction by the Unit Value for the Sub-Account. A Valuation Date is any day on which the New York Stock Exchange is open for business and valuation will occur at the close of the New York Stock Exchange. The New York Stock Exchange historically closes on weekends and the following holidays:  New Year’s Day, Martin Luther King, Jr. Day, Washington’s Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas.

For the first Valuation Date of each Sub-Account, the Unit Value is established at $10.00. The Unit Value for any subsequent Valuation Date is equal to the Unit Value for the preceding Valuation Date multiplied by the Net Investment Factor. The Unit Value of a Sub-Account for any Valuation Date is determined as of the close of the Valuation Period ending on that Valuation Date.  The Valuation Period is the period of time from one determination of Unit Values to the next.

If accompanied by proper allocation instructions, premium received in Good Order at our Principal Office is credited to the Policy on the same date it is received unless that date is not a Valuation Date or receipt is after the close of the New York Stock Exchange on a Valuation Date. In those instances, the premium will be credited on the next Valuation Date.

The Investment Start Date is the date we apply your first premium payment, which will be the later of the Issue Date, the Business Day we approve the policy application or the Business Day we receive a premium equal to or in excess of the Minimum Premium.

Account Value in the Investment Options

The Account Value in the investment options on the Investment Start Date equals-

•	that portion of Net Premium received and allocated to the investment options, minus

•	the Monthly Expense Charges due on the Issue Date and subsequent Monthly Anniversary Days through the Investment Start Date, minus

•	the Monthly Cost of Insurance deductions due from the Issue Date through the Investment Start Date.

The Account Value in the investment options on subsequent Valuation Dates is equal to-

•	the Account Value attributable to the Sub-Account on the preceding Valuation Date multiplied by that Sub-Account’s Net Investment Factor, minus

•	the Daily Risk Percentage multiplied by the number of days in the Valuation Period multiplied by the Account Value in the Sub-Account in the Variable Account, plus

•	the value of the Fixed Account on the preceding Valuation Date, accrued at interest, plus

•	that portion of Net Premium received and allocated to the investment options during the current Valuation Period, plus

•	any amounts transferred by You to the investment options during the current Valuation Period, minus

•	any amounts transferred by You from the investment options during the current Valuation Period, plus

•	that portion of any loan repayment including repayment of loan interest allocated to an investment option during the current Valuation Period, plus

•	that portion of any interest credited to the Loan Account which is allocated to an investment option during the current Valuation Period; minus

•	that portion of any partial surrenders deducted from an investment option during the current Valuation Period, minus

•	that portion of any Policy loan transferred from an investment option to the Loan Account during the current Valuation Period, minus

•	any illustration charge assessed during the current Valuation Period, minus

•	if a Monthly Anniversary Day occurs during the current Valuation Period, that portion of the Monthly Expense Charge for the Policy Month just beginning charged to the investment options, minus

•	if a Monthly Anniversary Day occurs during the current Valuation Period, that portion of the Monthly Cost of Insurance for the Policy Month just ending charged to the investment options, minus

•	if You surrender during the current Valuation Period, that portion of the pro-rata Monthly Cost of Insurance for the Policy month charged to the investment options.

A Sub-Account’s Unit Value on any Valuation Date is equal to the Unit Value for the preceding Valuation Date multiplied by the Net Investment Factor.

Net Investment Factor

The Net Investment Factor is used to measure the Sub-Account’s investment performance from one Valuation Period to the next. This factor will be greater or less than or equal to one, corresponding to a positive or negative or to a lack of change in the Sub-Account’s investment performance for the preceding Valuation Period. Although we do not currently take any federal, state or local taxes into account when determining the Net Investment Factor, we reserve the right to do so. The Net Investment Factor for each Sub-Account for any Valuation Period is determined by dividing the net result of-

•	the net asset value of a mutual fund share held in the Sub-Account determined as of the end of the Valuation Period, plus

•	the per share amount of any dividend or other distribution declared on fund shares held in the Sub-Account if the “ex-dividend date” occurs during the Valuation Period, plus or minus

•
a per share credit or charge with respect to any taxes reserved for by us, or paid by us if not previously reserved for, during the Valuation Period which are determined by us to be attributable to the operation of the Sub-Account,

•	by the net asset value of a fund share held in the Sub-Account determined as of the end of the preceding Valuation Period.

The “ex-dividend date” is the date after which a Fund share begins trading without the dividend.

Account Value in the Loan Account

The Account Value in the Loan Account is zero on the Investment Start Date.

The Account Value in the Loan Account on any day after the Investment Start Date equals-

•	the Account Value in the Loan Account on the preceding day credited with interest at the rate specified in the Policy as the “interest credited on Loan Account rate” of 4%, plus

•	any amount transferred from the investment options to the Loan Account for Policy loans requested on that day; minus

•	any loan repayments made on that day.

Policy loans, with interest charged at the applicable rate, is “Policy Debt”. Policy Debt is not part of the Loan Account. Policy Debt increases by unpaid loan interest and reduces the Policy Proceeds and the Cash Surrender Value.

Insufficient Value

The Policy may terminate if your Account Value minus Policy Debt is insufficient to pay all charges and deductions then due. If the Account Value minus the outstanding Policy Debt is less than or equal to zero on a Valuation Date, then the Policy will terminate for no value, subject to the grace period described below.

Grace Period

If, on a Valuation Date, the Policy will terminate by reason of insufficient value, we will allow a grace period. This grace period will allow 61 calendar days from that Valuation Date for the payment of a Net Premium sufficient to cover the daily and monthly deductions due for charges under the Policy from the Account Value. Notice of premium due will be mailed to your last known address or the last known address of any assignee of record. We will assume that your last known address is the address shown on the policy application (or notice of assignment), unless we have received satisfactory written notice of a change in address. If the premium due is not paid during the grace period, then the Policy will terminate without value at the end of the 61 day period without further notice. The Policy will continue to remain in force during this grace period. If the Policy Proceeds become payable during the grace period, then we will deduct any overdue Monthly Cost of Insurance and Monthly Expense Charge from the amount payable unless state law dictates otherwise. If the Policy terminates by reason of insufficient value, there is generally no right to reinstate the coverage.

Splitting Units

We reserve the right to split or combine the value of Units. In effecting any such change, strict equity will be preserved and no change will have a material effect on the benefits or other provisions of the Policy.

Transfer Privileges

You normally may transfer all or a portion of your Account Value among Sub-Accounts and into the Fixed Account. Transfers from the Fixed Account may not exceed the greater of the transfer percentage multiplied by the highest Fixed Account value over the transfer period and the transfer minimum. The transfer percentage, transfer period and transfer minimum are shown in the Policy. Note: This transfer restriction may prolong the period of time it takes to transfer your Account Value in the Fixed Account to the Sub-Accounts and, therefore, You should carefully consider whether investment in the Fixed Account meets your needs and investment criteria.

We will make transfers pursuant to an acceptable request to our Principal Office. An “acceptable request” is one that is authorized by a person with proper authority, provides clear instruction to the Company, as administrator of the Variable Account, and is for a transaction that is not restricted by policies and procedures of the Variable Account or the Fund.

An acceptable transfer request will be executed as of the date our Principal Office receives your request for the transfer provided that it is received on a Valuation Date before the close of the New York Stock Exchange. If an acceptable transfer request is received on a day that is not a Valuation Date or after the close of the New York Stock Exchange on a Valuation Date, it will be processed effective on the next Valuation Date. The Unit Value of Sub-Accounts affected by a transfer request will be that next determined after receipt of such transfer request.

You may transfer a specified dollar amount or a specified percentage of the investment option’s value.

Your transfer privileges are subject to our consent. We reserve the right to impose limitations on transfers, including, but not limited to-

•	the minimum amount that may be transferred;

•	the frequency of transfers; and

•	the minimum amount that may remain in an investment option following a transfer from that investment option.

We will notify You in writing of the imposition of a transfer limitation. We do not reserve any right to impose charges for transfers.  Any restrictions on transfers will apply to all policyowners in a non-discriminatory fashion.

Short-Term Trading

The Policy is not designed for short-term trading. If You wish to employ such strategies, do not purchase a Policy. Transfer limits and other restrictions, described below, are subject to our ability to monitor transfer activity.  Some Owners and their third party intermediaries engaging in short-term trading may employ a variety of strategies to avoid detection. Despite our efforts to prevent short-term trading, there is no assurance that we will be able to identify such Owners or intermediaries or curtail their trading. A failure to detect and curtail short-term trading could result in adverse consequences to Owners. Short-term trading can increase costs for all Owners as a result of excessive portfolio transaction fees.  In addition, short-term trading can adversely affect a Fund's performance. If large amounts of money are suddenly transferred out of a Fund, the Fund's investment adviser cannot effectively invest in accordance with the Fund's investment objectives and policies.

The Company has policies and procedures to discourage frequent transfers of Account Value. As described above under “Transfer Privileges,” the Policy includes the right to limit the frequency of transfers.

Short-term trading activities whether by an individual, a firm or a third party authorized to initiate transfer requests on behalf of Owner(s) may be subject to other restrictions as well (including transfers to and from the Fixed Account Option). For example, we reserve the right to take actions against short-term trading which restrict your transfer privileges more narrowly than the policies described under “Transfer Privileges”, such as requiring transfer requests to be submitted in writing through regular first-class U.S., mail (e.g., no overnight, priority or courier delivery allowed), and refusing any and all transfer instructions into a Fund.

If we determine that a third party acting on your behalf is engaging (alone or in combination with transfers effected by You directly) in a pattern of short-term trading, we may refuse to process certain transfers requested by such a third party. We may also impose special restrictions on third parties that engage in reallocations of Policy values. We may limit the frequency of the transfer and prohibit exchanges into a Fund.

Should transfer instructions provide for a redemption out of a Fund with purchase into a Fund that is restricted, the policyowner’s transfer instructions will be considered a request that is not in Good Order. Therefore, neither side of the requested transaction will be honored. We will provide You notice that the transfer instructions were not executed.

We reserve the right to waive short-term trading restrictions, where permitted by law and not adverse to the interest of the relevant underlying Fund and other of the Company’s contract owners and Owners, in certain instances such as:

•	when a new broker of record is designated for the Policy;
•	when necessary in our view to avoid hardship to an Owner;
•	when underlying Funds are dissolved, merged or substituted.

If short-term trading results as a consequence of waiving the restrictions against short-term trading, it could expose Owners to certain risks. The short-term trading could increase costs for all Owners as a result of excessive portfolio transaction fees.  In addition, the short-term trading could adversely affect a Fund's performance. If large amounts of money are suddenly transferred out of a Fund, the Fund's investment adviser cannot effectively invest in accordance with the Fund's investment objectives and policies. Unless the short-term trading policy and the permitted waivers of that policy are applied uniformly, some Owners may experience a different application of the policy and therefore may experience some of these risks. Too much discretion on our part in allowing the waivers of short-term trading policy could result in an unequal treatment of short-term traders by permitting some short-term traders to engage in short-term trading while prohibiting others from doing the same.

The Funds’ Harmful Trading Policies

In addition to the restrictions that we impose (as described above under Short-Term Trading and under Transfer Privileges), most of the Funds have adopted restrictions or other policies about transfers or other purchases and sales of the Funds’ shares. These policies (the “Funds’ Harmful Trading Policies”) are intended to protect the Fund from short-term trading or other trading practices that are potentially harmful to the Fund. The Funds’ Harmful Trading Policies may be more restrictive in some respects than the restrictions that we otherwise would impose, and the Funds may modify their Harmful Trading Policies from time to time.

We are legally obligated to provide (at the Funds’ request) information about each amount You cause to be deposited into a Fund (including by way of premium payments and transfers under your Policy) or removed from the Fund (including by way of withdrawals and transfers). If a Fund identifies You as having violated the Fund’s Harmful Trading Policies, we are obligated, if the Fund requests, to restrict or prohibit any further deposits or exchanges by You (or a third party acting on your behalf) into that Fund. Any such restriction or prohibition may remain in place indefinitely.

Accordingly, if You do not comply with any Fund’s Harmful Trading Policies, You (or a third party acting on your behalf) may be prohibited from directing any additional amounts into that Fund or directing any transfers or other exchanges involving that Fund. You should review and comply with each Fund’s Harmful Trading Policies, which are disclosed in the Funds’ current prospectuses.

Funds may differ significantly as to such matters as:  (a) the amount, format and frequency of information that the Funds request from us about transactions that our customers make; and (b) the extent and nature of any limits or restrictions that the Funds request us to impose upon such transactions. As a result of these differences, the costs borne by us and (directly or indirectly) by our customers may be significantly increased. Any such additional costs may outweigh any additional protection that would be provided to our customers, particularly in view of the protections already afforded by the trading restrictions that we impose as described above under Short-Term Trading and under Transfer Privileges. Also, if a Fund imposes more strict trading restrictions than are reasonably necessary under the circumstances, You could be deprived of potentially valuable flexibility to make transactions with respect to that Fund. For these and other reasons, we may disagree with the timing or substance of a Fund’s requests for information from us or with any transaction limits or restrictions that the Fund requests us to impose upon our customers. If any such disagreement with respect to a Fund cannot be satisfactorily resolved, the Fund might be restricted or, subject to obtaining any required regulatory approval, replaced as an investment option.

Accessing Your Account Value

Surrender

By written request, You may surrender the Policy for its Cash Surrender Value at any time. The date the surrender is processed, the insurance coverage and all other benefits under the Policy will terminate. The Cash Surrender Value is-

•	the Account Value, minus

•	the outstanding balance of any outstanding Policy Debt; plus

•	the benefit payable under the Enhanced Cash Surrender Value endorsement, if any, plus

•	the Sales Load Refund at Surrender, if any.

Sales Load Refund at Surrender is that portion of any premium paid in the Policy Year of surrender that we will refund if You surrender the Policy in the first three Policy Years.

Surrendering your Policy may have tax consequences. See the Federal Income Tax Considerations section of this prospectus.

Partial Surrenders

You may make a partial surrender of the Policy once each Policy Year after the first Policy Year by written request to our Principal Office. The amount of any partial surrender may not exceed the Account Value minus any outstanding Policy Debt. It will be payable in a lump sum.  Partial surrenders may have tax consequences. The Total Face Amount may be reduced in connection with a partial surrender depending on the current risk status of the Insured. The Insured may provide evidence of insurability. The Total Face Amount will not be reduced if the Insured remains an acceptable risk under our then current underwriting standards. If evidence is not provided or the Insured is not an acceptable risk, the Total Face Amount will be reduced to the extent necessary so that the Net Amount at Risk after the partial surrender does not exceed the Net Amount at Risk before the partial surrender.

You may allocate a partial surrender among the Sub-Accounts. If You do not specify the allocation, then we will allocate the partial surrender among the Sub-Accounts of the Variable Account in the same proportion that the Account Value of each Sub-Account of the Variable Account bears to the aggregate Account Value less the Loan Account of all Sub-Accounts of the Variable Account on the date of partial surrender.

A partial surrender may have tax consequences. See the Federal Income Tax Considerations section of this prospectus.

Policy Loans

Using the Policy as collateral, You may request a policy loan of up to 90% of your Account Value, decreased by the balance of any outstanding Policy Debt on the date the policy loan is made. We will transfer Account Value equal to the amount of the policy loan from the Sub-Accounts and the Fixed Account to the Loan Account on the date the policy loan is made. Amounts in the Loan Account accrue interest daily at an effective annual rate of 4%. You may allocate the policy loan among the Sub-Accounts and the Fixed Account. If You do not specify the allocation, then we will allocate the policy loan among the investment options in the same proportion that the Account Value of each investment option bears to the aggregate Account Value less the Loan Account of all investment options immediately prior to the loan.

Interest on the policy loan will accrue daily at an annual rate of 5% in Policy Years 1 through 10 and 4.25% thereafter. This interest will be due and payable to us in arrears on each Policy Anniversary. Any unpaid interest will be added to the principal amount as an additional policy loan and will bear interest at the same rate and in the same manner as the prior policy loan.

Policy loans may have tax consequences, particularly if your Policy is classified as a Modified Endowment Contract. See the Federal Income Tax Considerations section of this prospectus.

Note: The Cash Surrender Value and the Policy Proceeds are reduced by the amount of any outstanding Policy Debt.

All funds we receive from You will be credited to the Policy as premium unless we have received acceptable notice that the funds are to be applied to repay a policy loan. It is generally advantageous to repay a loan rather than to make a premium payment, because premium payments incur expense charges but loan repayments do not. Loan repayments will first reduce the outstanding balance of the policy loan and then accrued but unpaid interest on such loans. We will accept repayment of any policy loan at any time before Maturity. The amount of the loan repayment up to the outstanding balance of the policy loan will be transferred from the Loan Account to the Sub-Accounts and the Fixed Account. You may allocate the loan repayment among the Sub-Accounts and the Fixed Account. If You do not specify the allocation, then we will allocate the loan repayment among the investment options in the same proportion that the Account Value of each investment option bears to the total Account Value minus the Loan Account immediately prior to the loan repayment. We reserve the right to require that loan repayments, up to the amount of the loan allocated to the Fixed Account, first be allocated back to the Fixed Account.

Deferral of Payment

We will usually pay any amount due from the Variable Account within seven days after the Valuation Date following our receipt of written notice for payment or, in the case of death of the Insured, Due Proof of such death. Payment of any amount payable from the Variable Account on death, surrender, partial surrender or policy loan may be postponed whenever-

•	the New York Stock Exchange is closed, other than customary weekend and holiday closing, or trading on that exchange is otherwise restricted;

•	the SEC, by order, permits postponement for the protection of policyowners;

•
an emergency exists as determined by the SEC, as a result of which disposal of securities is not reasonably practicable, or it is not reasonably practicable to determine the value of the assets of the Variable Account; or

•	mandated by applicable law.

In addition, if, pursuant to SEC rules, the MFS® Money Market Portfolio suspends payment of redemption proceeds in connection with a liquidation of the Fund, we will delay payment of any transfer, partial withdrawal, surrender, loan or death benefit from the Money Market Sub-Account until the Fund is liquidated.

If You have submitted a recent check or draft, we have the right to defer payment of surrenders, partial withdrawals, or death benefit proceeds until such check or draft has been honored,

We may defer payment from the Fixed Account for a period up to six months. We do not pay interest on the amount of any payments we defer.

If mandated under applicable law, we may be required to reject a premium payment and/or block a Policy and thereby refuse to pay any request for transfers, withdrawals, surrenders, loans or death benefits until instructions are received from the appropriate regulators.  We may also be required to provide additional information about You or your Account to governmental regulators.

Charges, Deductions and Refunds

Expense Charges Applied to Premium

We deduct charges from each premium payment for premium taxes and our federal tax obligations and as a sales load.

States and a few cities and municipalities may impose taxes on premiums paid for life insurance, which generally range from 2% to 4% of premium but may exceed 4% in some states. We will from time to time determine the applicable premium tax rate based on the rate we expect to pay. The premium tax rate is guaranteed not to exceed 4% for all states.

We deduct a 1.25% charge from each premium payment for our federal tax obligations. This charge is guaranteed not to exceed 1.25%. The charge for federal tax obligations is referred to as the “DAC tax” in the Policy and the Fee Table.

We also charge a current sales load of 8.75% in Policy Year 1, 7.25% in Policy Years 2-4 and 6.00% in Policy Years 5-7 on each premium payment up to and including Target Premium (as specified in the Policy) and a 2.25% sales load on premiums paid in excess of Target Premium for each of the first seven Policy Years. This sales load is guaranteed not to exceed 8.75% on each premium payment up to and including Target Premium and 2.25% on premium in excess of Target Premium. There are no sales load charges after Policy Year 7. Target Premium varies based on the Specified Face Amount and the Insured’s Issue Age and sex. We may reduce or waive the sales load for certain sponsored arrangements and corporate purchasers.

Sales Load Refund at Surrender

If You surrender the Policy during the first three Policy Years, we will refund 100% of the sales load charged against premium payments made during the Policy Year in which You surrendered the Policy.

Mortality and Expense Risk Charge

We deduct a daily charge from the assets of the Variable Account for the mortality and expense risks we assume with respect to the Policy. We may realize a profit from this charge. Unless You direct otherwise, we will allocate the Mortality and Expense Risk Charge among the investment options in the same proportion that the Account Value of each investment option bears to the aggregate Account Value of all investment options immediately prior to the deduction. This charge is based on the applicable Daily Risk Percentage, which we will from time to time determine based on our expectations of future interest, mortality experience, persistency, expenses and taxes. Expressed as an equivalent annual rate, the Daily Risk Percentage is guaranteed not to exceed 0.60% of assets. Our current effective annual rates as a percentage of assets are-

•	0.40% for Policy Years 1 through 10;
•	0.25% for Policy Years 11 through 20; and
•	0.20% thereafter.

The mortality risk we assume is that the group of lives insured under the Policies may, on average, live for shorter periods of time than we estimated. The expense risk we assume is that our costs of issuing and administering Policies may be more than we estimated. Per state law, the Mortality and Expense Risk Charge may be referred to as a Product Risk Percentage.

Monthly Expense Charge

We deduct a flat charge at the beginning of each month to cover administrative and other expenses actually incurred. We will from time to time determine the applicable Monthly Expense Charge based on our expectations of future expenses, which will not exceed $13.75 in any Policy Month. Unless You direct otherwise, we will allocate the Monthly Expense Charge among the investment options in the same proportion that the Account Value of each investment option bears to the aggregate Account Value of all investment options immediately prior to the deduction. Currently, the Monthly Expense Charge is $13.75 per month for the first Policy Year and $7.50 per month thereafter.

Monthly Cost of Insurance

We deduct a Monthly Cost of Insurance charge from your Account Value to cover anticipated costs of providing insurance coverage. This charge is made, in arrears, at the end of each Policy Month. We may realize a profit from this charge. If You surrender the Policy on any day other than a Monthly Anniversary Day, we will deduct a cost of insurance charge on a pro-rata basis.

The Monthly Cost of Insurance equals the sum of (1), (2) and (3) where

(1)
is the Specified Face Amount Monthly Cost of Insurance Rate (described below) multiplied by the net amount at risk divided by 1000. The net amount at risk equals the Base Death Benefit at the end of the Policy Month before the deduction of the Monthly Cost of Insurance less the Account Value at the end of the Policy Month before the deduction of the Monthly Cost of Insurance;

(2)
is the APB Rider Face Amount Monthly Cost of Insurance Rate (described below) multiplied by the net amount at risk divided by 1000. The net amount at risk equals the APB Rider Death Benefit at the end of the Policy Month before the deduction of the Monthly Cost of Insurance; and

(3)	is any Flat Extra specified in Section 1 of the Policy, multiplied by the Total Face Amount divided by 1000.

The maximum Specified Face Amount Monthly Cost of Insurance Rate and APB Rider Face Amount Monthly Cost of Insurance Rate is $83.33 per $1000 of Policy Net Amount at Risk and APB Rider Net Amount at Risk respectively. The minimum charge is $0.03 and the representative owner charge is $0.09. A representative owner is a male, preferred, non-tobacco, Issue Age 45, Policy Year 1.

The Net Amount at Risk is affected by the performance of the investment options to which premium is allocated, the cumulative premium paid, any Policy Debt, any partial surrenders, transaction fees and periodic charges.

Monthly Cost of Insurance rates are currently based on the length of time the Policy has been in force and on the Insured's sex (except for unisex Policies), Issue Age, Class, table rating, if any, and applicable mortality tables.  We will, however, from time to time determine the applicable rates based on our expectations of future experience with respect to mortality, persistency, interest rates, expenses and taxes. The expenses we consider will include, but not be limited to, any additional commissions we are required to pay as a result of any additional services that a corporate purchaser specifically requests or authorizes to be provided by our agent. Any variations will be based on uniformly applied criteria that do not discriminate unfairly against any person. We anticipate the cost of insurance rates for coverage under the Policy to be less than the guaranteed maximum monthly rates shown in the Policy, unless the Insured has been rated a substandard risk. For Policies with Investment Start Dates on or after January 1, 2009, the cost of insurance rates are based on the 2001 Commissioners Standard Ordinary Mortality Tables. For Policies with Investment Start Dates on or before December 31, 2008, the cost of insurance rates are based on the 1980 Commissioners Standard Ordinary Mortality Tables.

APB Rider Charge

The Account Value will be reduced monthly by the cost of this rider, if attached to the Policy. We anticipate the rider's cost of insurance to be less than the guaranteed maximum monthly rates shown in the Policy for this rider. For Policies with an Investment Start Date on or after January 1, 2009, the rates are based on 125% of the 2001 Commissioners Standard Ordinary Mortality Tables, unless the Insured has been rated a substandard risk. For Policies with an Investment Start Date on or before December 31, 2008, the rates are based on 125% of the 1980 Commissioners Standard Ordinary Mortality Tables, unless the Insured has been rated a substandard risk.

Other Charges and Expenses

We reserve the right to impose a charge for in-force illustrations, as more fully described at in the section entitled “Illustrations” below. We currently do not impose a charge and guarantee any charge will not exceed $25.00. In addition, the interest charged for outstanding loans as well as the interest credited to the Loan Account is more fully described in the section entitled “Policy Loans” above. Lastly, a flat extra charge may apply if an Insured is a substandard risk. A flat extra charge will not exceed $50.00 per $1000 of Specified Face Amount and APB Rider Face Amount. (For Policies with Investment Start Dates before July 27, 2009, the maximum flat extra charge is $20.00 per $1000 of Specified Face Amount and APB Rider Face Amount.) It is deducted from the Account Value on a monthly basis and covers the additional mortality risks of the Insured borne by the Company. A definition of “flat extra” is provided in the Glossary.

Reduction of Charges

We reserve the right to reduce any of our charges and deductions in connection with the sale of the Policy if we expect that the sale may result in cost savings, subject to any requirements we may from time to time impose. We may change our requirements based on experience. We will determine the propriety and amount of any reduction.  No reduction will be unfairly discriminatory against the interests of any class of policyowner.

Termination of Policy

The Policy will terminate at the earliest of-

•	the date we receive (in Good Order) your request to surrender, or

•	the expiration date of the grace period due to insufficient value, or

•	the date of Insured’s death; or

•	the date of maturity.

Other Policy Provisions

Alteration

Our sales representatives do not have the authority to either alter or modify the Policy or to waive any of its provisions. The only persons with this authority are our president, actuary, secretary or one of our vice presidents.

Assignments

During the lifetime of the Insured, You may assign all or some of your rights under the Policy. All assignments must be filed at our Principal Office and must be in satisfactory written form. The assignment will then be effective as of the date You signed the form, subject to any action taken before we receive it at our Principal Office. We are not responsible for the validity or legal effect of any assignment.

Rights of Owner

While the Insured is alive, unless You have assigned any of these rights, You may-

•	transfer ownership to a new owner;
•	name a contingent owner who will automatically become the owner of the Policy if You die before the Insured;
•	change or revoke a contingent owner;
•	change or revoke a beneficiary; and
•	exercise all other rights in the Policy.

When You transfer your rights to a new owner, You automatically revoke any prior contingent owner designation. You do not affect a prior beneficiary when You merely transfer ownership, or change or revoke a contingent owner designation. When You want to change or revoke a prior beneficiary designation, You have to specify that action. You do not need the consent of a beneficiary or a contingent owner in order to exercise any of your rights. However, You must give us written notice of the requested action. The request must be filed at our Principal Office and must be in satisfactory written form. Your request will then, except as otherwise specified in the Policy, be effective as of the date You signed the form, subject to any action taken before we receive it at our Principal Office.

Every state has unclaimed property laws which generally declare life insurance policies to be abandoned after a period of inactivity of three to five years from the policy’s maturity date or date the death benefit is due and payable. For example, if the payment of a death benefit has been triggered, but, if after a thorough search, we are still unable to locate your beneficiary, or your beneficiary does not come forward to claim the death benefit in a timely manner, the death benefit will be paid to the abandoned property division or unclaimed property office of the state in which You or your beneficiary last resided, as shown on our books and records, or to our state of domicile. This “escheatment” is revocable, however, and the state is obligated to pay the death benefit if your beneficiary steps forward to claim it with the proper documentation.  To prevent such escheatment, it is important that You update your beneficiary designations, including full names and complete addresses, if and as they change.

Rights of Beneficiary

The beneficiary has no rights in the Policy until the death of the Insured. If a beneficiary is alive at that time, the beneficiary will be entitled to payment of the Policy Proceeds as they become due.

Reports to Policyowners

We will send You a report at least once each Policy Year. The report will show current policy values, premiums paid and deductions made since the last report. It will also show the balance of any outstanding policy loans and accrued interest on those loans. Additionally, confirmations of individual transactions (e.g. premium payments, allocations, transfers) in the Policy will be sent at the time of the transaction.

Illustrations

Upon request, we will provide You with a hypothetical illustration of future Account Value and Death Benefits. Currently, we do not charge for the illustration but reserve the right to do so. Any fee will not exceed $25.00.

Conversion

You may convert the Policy into a flexible premium universal life policy offered by an affiliate, Sun Life Assurance Company of Canada, during the first 24 months after the Issue Date while the Policy is in force. Choice of a new policy is subject to our approval and will be restricted to those policies that offer the same Class and rating as the Policy. Our affiliate will issue the new policy with the same Class and rating as the Policy without new evidence of the Insured’s insurability. This provision does not apply to the APB Rider, if any, or to any other supplemental benefits that may be attached to the Policy. Any riders or supplemental benefits will terminate automatically when the Policy is converted.

Misstatement of Age or Sex

If the age or sex (unless a unisex Policy) of the Insured is stated incorrectly in the Policy application, the amounts payable by us will be adjusted.

Misstatement discovered at death - The Death Benefit will be recalculated to that which would be purchased by the most recently charged Monthly Cost of Insurance rate for the correct age or sex.

Misstatement discovered prior to death - If permitted by state law, the Account Value will be recalculated from the Issue Date using the Monthly Cost of Insurance rates based on the correct age or sex.

Suicide

Unless state law otherwise requires, if the Insured, whether sane or insane, commits suicide within two years after the Issue Date, we will not pay any part of the Policy Proceeds. We will refund to You the premiums paid, minus the amount of any Policy Debt and any partial surrenders.

Incontestability

All statements made in the application or in a supplemental application are representations and not warranties. We will rely on these statements when approving the issuance, increase in face amount, increase in Base Death Benefit over premium paid, or change in death benefit option of the Policy. We can use no statement in defense of a claim unless the statement was made in the application or in a supplemental application. In the absence of fraud (if permitted by state law), after a Policy has been in force during the lifetime of the Insured for a period of two years from its Issue Date, we cannot contest it except for non-payment of premiums. However, any increase in the Total Face Amount which is effective after the Issue Date will be incontestable only after the increase has been in force during the lifetime of the Insured for two years from the effective date of the increase. Any increase in Base Death Benefit over premium paid or increase in Base Death Benefit due to a death benefit option change will be incontestable only after such increase has been in force during the lifetime of the Insured for two years from the date of the increase.

Addition, Deletion or Substitution of Investments

Subject to our obtaining any necessary regulatory approvals, share of other registered open-end investment companies or unit investment trusts may be substituted both for fund shares already purchased by the Variable Account and/or as the security to be purchased in the future. In addition, the investment policies of the Sub-Accounts will not be changed without the approval of the Insurance Commissioner of the State of Delaware. We also reserve the right to eliminate or combine existing Sub-Accounts or to transfer assets between Sub-Accounts, subject to the approval of the Securities and Exchange Commission. In the event of any substitution or other act described above, we may make appropriate amendment to the Policy to reflect the substitution.

Nonparticipating

The Policy does not pay dividends. The Policy does not share in our profits or surplus earnings.

Modification

Upon notice to You, we may modify the Policy if that modification-

•	is necessary to make the Policy, the Variable Account or the Fixed Account comply with any law or regulation issued by a governmental agency to which we are subject;

•	is necessary to assure continued qualification of the Policy under the Internal Revenue Code or other federal or state laws as a life insurance policy;

•	is necessary to reflect a change in the operation of the Variable Account or the Sub-Accounts; or

•	adds, deletes or otherwise changes Sub-Account options.

When required, approval of the Securities and Exchange Commission will be obtained.

We also reserve the right to modify certain provisions of the Policy as stated in those provisions. In the event of any such modification, we may make appropriate amendment to the Policy to reflect the modification.

Entire Contract

Your entire contract with us consists of the Policy, the application(s), any riders, any endorsements, and any other attachments. Any hypothetical illustrations prepared in connection with the Policy do not form a part of our contract with You and are intended solely to provide information about how Policy values may be affected by different investment returns and other factors.

Reinstatement

If a reinstatement right is required by the insurance law of the state of Policy issue, the following provision applies. The time in which reinstatement may be requested and the amount sufficient to put the Policy in force may vary by state. Please contact your sales representative to determine if You have a reinstatement right, the time period during which reinstatement must be elected and the amount sufficient to put the Policy in force.

Before the Insured’s death, we may reinstate the Policy provided that the Policy has not been surrendered and You-

•	make a request for reinstatement within three years from the date of termination;
•	submit satisfactory evidence of insurability to us; and
•	pay an amount, as determined by us, sufficient to put the Policy in force.

An amount sufficient to put the Policy in force is:

•	the monthly deductions overdue at the end of the grace period; plus
•	any excess of Policy Debt over Cash Value at the end of the grace period; plus
•	three times the Monthly Cost of Insurance charges applicable at the date of reinstatement ; plus
•	three times the Monthly Expense Charges applicable at the date of reinstatement.

Any Policy Debt at the time the Policy is terminated must be repaid at time of reinstatement or carried over to the reinstated Policy.

The reinstated Policy will be incontestable after it has been in force during the lifetime of the Insured for two years from the effective date of reinstatement.

Voting Rights

We will vote shares of the Funds held in the Variable Account in accordance with instructions received from policyowners having interests in the corresponding Sub-Accounts, to the extent required by law. We will provide each policyowner who has interests in a Sub-Account with the proxy materials of the corresponding Fund, together with an appropriate form for the policyowner to submit its voting instructions to us. We will vote shares for which we receive no timely instructions, together with shares not attributable to any Policy, in the same proportion as those shares held by the Sub-Account for which we receive instructions. As a result of proportional voting, the instructions of a small number of policyowners could determine the outcome of a proposal subject to shareholder vote.

We will determine the number of shares for which You are entitled to provide voting instructions as of the record date established for the applicable Fund. This number is determined by dividing your Account Value in the Sub-Account, if any, by the net asset value of one share in the corresponding Fund.

We may, if required by state insurance regulators, disregard voting instructions if the instructions require shares to be voted to cause a change in the subclassification or investment objective of one or more of the Funds, or to approve or disapprove an investment advisory contract for a Fund. In addition, we may disregard voting instructions in favor of any change in the investment policies or in any investment adviser or principal underwriter of a Fund. Our disapproval of any such change must be reasonable and, in the case of change in investment policies or investment adviser, based on a good faith determination that the change would be contrary to state law or otherwise inappropriate in light of the objectives and purposes of the Fund. If we disregard voting instructions, we will include a summary of and the reasons for that action in our next periodic report to policyowners.

We reserve the right to vote shares held in the Variable Account in our own right, if permitted by applicable law.

Distribution of Policy

The Policy is offered on a continuous basis. The Policy is sold by licensed insurance agents (“Selling Agents”) in those states where the Policy may be lawfully sold. Such Selling Agents will be registered representatives of affiliated or unaffiliated broker-dealer firms (“Selling Broker-Dealers”) registered under the Securities Exchange Act of 1934 who are members of the Financial Industry Regulatory Authority (“FINRA”) and who have entered into selling agreements with the Company and our general distributor, Clarendon Insurance Agency, Inc. (“Clarendon”), 96 Worcester Street, Wellesley Hills, Massachusetts  02481. Clarendon is a wholly-owned subsidiary of the Company, is registered with the SEC under the Securities Exchange Act of 1934 and is a member of FINRA.

The Company (or its affiliate, for the purposes of this section only, collectively, “the Company”), pays the Selling Broker-Dealers compensation for sale of the Policy. The Selling Agents who solicit sales of the Policy typically receive a portion of the compensation paid by the Company to the Selling Broker-Dealers in the form of commissions or other compensation, depending on the agreement between the Selling Broker-Dealer and their Selling Agent. This compensation is not paid directly by the Policy Owner or the Variable Account. The Company intends to recoup this compensation through fees and charges imposed under the Policy, and from profits on payments received by the Company for providing administrative, marketing, and other support and services to the Funds. The amount and timing of commissions the Company may pay to Selling Broker-Dealers is not expected to be more than 40% of premium paid in the first Policy Year and 15% per annum of premium paid in Policy Years two through seven.  We may also pay a commission of-

•	up to 0.15% per annum of Account Value for Policy Years one through twenty; and

•	up to 0.10% per annum of Account Value thereafter.

We may also pay up to an additional 0.15% per annum of Account Value to broker-dealers who provide additional services specifically requested or authorized by corporate purchasers. The Company may pay or allow other promotional incentives or payments in the form of cash or other compensation to the extent permitted by FINRA rules and other applicable laws and regulations and this compensation may be significant in amount.

The Company also pays compensation to wholesaling broker-dealers or other firms or intermediaries in return for wholesaling services such as providing marketing and sales support, product training and administrative services to the Selling Agents of the Selling Broker-Dealers. This compensation may be significant and may be based on a percentage of premium, a percentage of Account Value and/or may be a fixed dollar amount.

In addition to the compensation described above, the Company may make additional cash payments (in certain circumstances referred to as “override” compensation) or reimbursements to Selling Broker-Dealers in recognition of their marketing and distribution, transaction processing and/or administrative services support. These payments are not offered to all Selling Broker-Dealers, and the terms of any particular agreement governing the payments may vary among Selling Broker-Dealers depending on, among other things, the level of and type of marketing and distribution support provided. Marketing and distribution support services may include, among other services, placement of the Company's products on the Selling Broker-Dealer's preferred or recommended list, access to the Selling Broker-Dealer's registered representatives for purposes of promoting sales of the Company's products, assistance in training and education for the Selling Agents, and opportunities for the Company to participate in sales conferences and educational seminars. The payments or reimbursements may be calculated as a percentage of the particular Selling Broker-Dealers actual or expected aggregate sales of our variable policies (including the Policy) or assets held within those policies and/or may be a fixed dollar amount. Broker-dealers receiving these additional payments may pass on some or all of the payments to the Selling Agent. The prospect of receiving, or the receipt of additional compensation as described above may provide Selling Broker-Dealers with an incentive to favor sales of the Policies over other variable life policies (or other investments) with respect to which the Selling Broker-Dealer does not receive additional compensation, or lower levels of additional compensation. You should take such payment arrangements into account when considering and evaluating any recommendation relating to the Policies.

In addition to selling our variable policies (including the Policy), some Selling Broker-Dealers or their affiliates may have other business relationships with the Company. Those other business relationships may include, for example, reinsurance agreements pursuant to which an affiliate of the Selling Broker-Dealer provides reinsurance to the Company relative to some or all of the Policies or other variable policies issued by the Company or its affiliates. The potential profits for a Selling Broker-Dealer or its affiliates (including its registered representatives) associated with such reinsurance arrangements could be significant in amount and could indirectly provide incentives to the Selling Broker-Dealer and its Selling Agents to recommend products for which they provide reinsurance over similar products which do not result in potential reinsurance profits to the Selling Broker-Dealer or its affiliate. The operation of an individual policy is not impacted by whether the policy is subject to a reinsurance arrangement between the Company and an affiliate of the Selling Broker-Dealer.

As discussed in the preceding paragraphs, the Selling Broker-Dealer may receive numerous forms of payments that, directly or indirectly, provide incentives to, and otherwise facilitate and encourage the offer and sale of the Policies by Selling Broker-Dealers and their registered representatives.  Such payments may be significantly greater or less in connection with the Policies than in connection with other products offered and sold by the Company or by others. Accordingly, the payments described above may create a potential conflict of interest, as they may influence your Selling Broker-Dealer or registered representative to present a Policy to You instead of (or more favorably than) another product or products that might be preferable to You.

You should ask your Selling Agent for further information about what commissions or other compensation he or she, or the Selling Broker-Dealer for which he or she works, may receive in connection with your purchase of the Policy.

During 2011, 2012, and 2013, commissions of  $643,555, $518,199, and $332,808, respectively, were paid and Clarendon did not retain any commissions in connection with the distribution of the Policies.

Federal Income Tax Considerations

The following is a summary of our understanding of current federal income tax laws and is not intended as tax advice. You should be aware that Congress has the power to enact legislation affecting the tax treatment of life insurance contracts which could be applied retroactively. New judicial or administrative interpretation of federal income tax law may also affect the tax treatment of life insurance contracts. The Internal Revenue Code of 1986, as amended (the “Code”), is not in force in the Commonwealth of Puerto Rico but certain residents of Puerto Rico may be subject to the Code’s income tax provisions. Thus, this summary will apply to their Policies. For those residents not subject to such Code provisions, (1) some references in this summary will not apply to their Policies and (2) due to IRS Rev. Rul. 2004-75, as amplified by Rev. Rul. 2004-97, we will treat Puerto Rico Policy distributions and withdrawals occurring on and after January 1, 2005 as U.S.-source income that is subject to U.S. income tax withholding and reporting. Any person contemplating the purchase of a Policy or any transaction involving a Policy should consult a qualified tax adviser. We do not make any representation or provide any guarantee regarding the federal, state or local tax treatment of any Policy or any transaction involving a Policy.

Our Tax Status

We are taxed as a life insurance company under Subchapter L of the Code. Although we account for the operations of the Variable Account separately from our other operations for purposes of federal income taxation, the Variable Account currently is not separately taxable as a regulated investment company or other taxable entity.

Taxes we pay, or reserve for, that are attributable to the earnings of the Variable Account could affect the Net Investment Factor, which in turn affects your Account Value. Under existing federal income tax law, however, the income (consisting primarily of interest, dividends and net capital gains) of the Variable Account, to the extent applied to increase reserves under the Policy, is not taxable to us. Similarly, no state or local income taxes are currently attributable to the earnings of the Variable Account. Therefore, we do not take any federal, state or local taxes into account when determining the Net Investment Factor. We may take taxes into account when determining the Net Investment Factor in future years if, due to a change in law, our tax status or otherwise, such taxes are attributable to the earnings of the Variable Account.

In calculating our corporate income tax liability, we derive certain corporate income tax benefits associated with the investment of company assets, including separate account assets that are treated as company assets under applicable income tax law. These benefits, which reduce our overall corporate income tax liability, may include dividends received deductions and foreign tax credits which can be material.  We do not pass these benefits through to the Variable Account, principally because:  (i) the great bulk of the benefits results from the dividends received deduction, which involves no reduction in the dollar amount of dividends that the Variable Account receives and (ii) under applicable income tax law, policyowners are not the owners of the assets generating the benefits.

Taxation of Policy Proceeds

Section 7702 of the Code provides certain tests for whether a policy will be treated as a “life insurance contract” for tax purposes. Provided that the policyowner of the Policy has an insurable interest in the Insured, we believe that the Policy meets these tests, and thus should receive the same federal income tax treatment as a fixed life insurance contract. As such, the Death Benefit under the Policy will generally be eligible for exclusion from the gross income of the beneficiary under Section 101 of the Code, and the policyowner will not be deemed to be in constructive receipt of the increases in Cash Surrender Values, including additions attributable to interest, dividends, appreciation or gains realized upon transfers among the Sub-Accounts and the Fixed Account, until actual receipt thereof.

However, You may be taxed on all of the accumulated income under the Policy on its maturity date and there can be no assurance that an election to extend the maturity date of the Policy will avoid that result. In addition, a corporate owner may be subject to alternative minimum tax on the annual increases in Cash Surrender Values and on the portion of the Death Benefit under the Policy that exceeds its Cash Surrender Value.

To qualify as a life insurance contract under Section 7702, the Policy must satisfy certain actuarial requirements. Section 7702 requires that actuarial calculations be based on mortality charges that meet the “reasonable mortality charge” requirements set forth in the Code, and other charges reasonably expected to be actually paid that are specified in the Policy. The law relating to reasonableness standards for mortality and other charges is based on statutory language and certain IRS pronouncements that do not address all relevant issues. Accordingly, although we believe that the mortality and other charges that are used in the calculations (including those used with respect to Policies issued to so-called “sub-standard risks”) meet the applicable requirements, we cannot be certain. It is possible that future regulations will contain standards that would require us to modify the mortality and other charges used in the calculations, and we reserve the right to make any such modifications.

IRS Notice 2006-95 provides special guidance concerning the “reasonable mortality charge” requirements for certain changes made in 2009 or later to Policies with Investment Start Dates prior to 2009 based on 1980 Commissioners Standard Ordinary (CSO) Mortality Tables. The Notice provides a safe harbor which would not require such changes to cause a pre-2009 Policy to become subject to the 2001 CSO mortality tables for purposes of Section 7702 of the Code. If we determine that the safe harbor does not include a particular change, we will not permit You to make such change since to do so could cause your Policy to not qualify as life insurance under Section 7702. Before requesting a change under a pre-2009 Policy, You should consult with a qualified tax advisor on the potential impact of IRS Notice 2006-95.

For a variable contract like the Policy to qualify as life insurance for federal income tax purposes, it also must comply with the investment diversification rules found in Section 817 of the Code. We believe that the Variable Account complies with the diversification requirements prescribed by Section 1.817-5 of the Treasury Regulations. The IRS has stated that satisfaction of the diversification requirements described above by itself does not prevent a contract owner from being treated as the owner of separate account assets under an “owner control” test. If a contract owner is treated as the owner of separate account assets for tax purposes, the contract owner would be subject to taxation on the income and gains from the separate account assets. In published revenue rulings through 1982 and then again in 2003, the IRS has stated that a variable contract owner will be considered the owner of separate account assets if the owner possesses incidents of ownership in those assets, such as the ability to exercise control over the investment of the assets. In Rev. Rul. 2003-91, the IRS considered certain variable annuity and variable life insurance contracts and concluded that the owners of the variable contracts would not be considered the owners of the contracts underlying assets for federal income tax purposes.

Rev. Rul. 2003-91 states that the determination of whether the owner of a variable contract possesses sufficient incidents of ownership over the assets underlying the variable contract so as to be deemed the owner of those assets for federal income tax purposes will depend on all the facts and circumstances. We do not believe that the differences between the Policy and the contracts described in Rev. Rul. 2003-91 with respect to the number of investment choices and the ability to transfer among investment choices should prevent the holding in Rev. Rul. 2003-91 from applying. Nevertheless, You should consult with a qualified tax adviser on the potential impact of the “owner control” rules of the IRS as they relate to the investment decisions and activities You may undertake with respect to the Policy.

The guidelines in Rev. Rul. 2003-91 do not address the treatment of a policyholder which is, or which is affiliated with, an investment manager. Any investment manager or affiliate who purchases a Policy assumes the risk that it may be treated as the owner of the investments underlying the Policy under the “owner control” rules because of the investment manager's control over assets held under the Policy. However, the diversification rules would permit an investment manager (or its affiliate) to hold a direct investment in an investment option under the Policy in certain limited circumstances.  We do not believe that the application of the “owner control” rules to an investment manager (or its affiliate) should affect You.

In the future, the IRS and/or the Treasury Department may issue new rulings, interpretations or regulations on this subject. Accordingly, we reserve the right to modify the Policy as necessary to attempt to prevent You from being considered the owner, for tax purposes, of the underlying assets. We also reserve the right to notify You if we determine that it is no longer practicable to maintain the Policy in a manner that was designed to prevent You from being considered the owner of the assets of the Separate Account. You bear the risk that You may be treated as the owner of Separate Account assets and taxed accordingly.

The tax consequences of distributions from, and loans taken from or secured by, a Policy depend on whether the Policy is classified as a Modified Endowment Contract under Section 7702A of the Code. Due to the flexibility of the payment of premiums and other rights You have under the Policy, classification of the Policy as a Modified Endowment Contract will depend upon the individual operation of each Policy. A Policy is a Modified Endowment Contract if the aggregate amount paid under the Policy at any time during the first seven Policy Years exceeds the sum of the net level premiums that would have been paid on or before such time if the Policy provided for paid up future benefits after the payment of seven level annual premiums. If there is a reduction in benefits during the first seven Policy Years, the foregoing computation is made as if the Policy originally had been issued at the reduced benefit level. If there is a “material change” to the Policy, the seven year testing period for Modified Endowment Contract status is restarted. A material change may occur, for example, unless there is an increase in the death benefit due to the payment of an unnecessary premium.  Unnecessary premiums are premiums paid into the Policy that are not needed to provide a death benefit equal to the lowest death benefit payable in the first seven Policy Years. A life insurance contract received in exchange for a Modified Endowment Contract also will be treated as a Modified Endowment Contract.

We have undertaken measures to prevent payment of a premium from inadvertently causing the Policy to become a Modified Endowment Contract. In general, You should consult a qualified tax adviser before undertaking any transaction involving the Policy to determine whether such a transaction would cause the Policy to become a Modified Endowment Contract.

If a Policy is not a Modified Endowment Contract, cash distributions from the Policy are treated first as a nontaxable return of the owner’s Investment in the Policy (as defined below) and then as a distribution of the income earned under the Policy, which is subject to ordinary income tax. (An exception to this general rule occurs when a cash distribution is made in connection with certain reductions in the death benefit under the Policy in the first fifteen contract years. Such a cash distribution is taxed in whole or in part as ordinary income.) Loans from, or secured by, a Policy that is not a Modified Endowment Contract generally are treated as bona fide indebtedness, and thus are not included in the owner’s gross income. However, the tax treatment of loans from such a Policy after the tenth Policy Year is uncertain.  You should consult a tax adviser regarding such loans.

If a Policy is a Modified Endowment Contract, distributions from the Policy are treated as ordinary income subject to ordinary income tax up to the amount equal to the excess of the Account Value (which includes unpaid policy loans) immediately before the distribution over the Investment in the Policy (as defined below). Loans taken from, or secured by, such a Policy, as well as due but unpaid interest thereon, are taxed in the same manner as distributions from the Policy. A 10% additional tax is imposed on the portion of any distribution from, or loan taken from or secured by, a Modified Endowment Contract that is included in income except when the distribution or loan is made on or after the owner attains age 59 1/2, is attributable to the policyowner’s becoming disabled, or is part of a series of substantially equal periodic payments for the life (or life expectancy) of the policyowner or the joint lives (or joint life expectancies ) of the policyowner and the policyowner’s Beneficiary. These exceptions are not likely to apply where the Policy is not owned by an individual (or held in trust for an individual). For purposes of the computations described in this paragraph, all Modified Endowment Contracts issued by us to the same policyowner during any calendar year are treated as one Modified Endowment Contract. If a Policy becomes a Modified Endowment Contract, distributions that occur during the Policy Year will be taxed as distributions from a Modified Endowment Contract. In addition, distributions from a Policy within two (2) years before it becomes a Modified Endowment Contract may be taxed retroactively as distributions from a Modified Endowment Contract.

There are substantial limits on the deductibility of policy loan interest. You should consult a qualified tax adviser regarding such deductions.

Upon the complete maturity, surrender or lapse of the Policy, the amount by which the sum of the Policy’s Cash Surrender Value and any unpaid Policy Debt exceeds the policyowner’s Investment in the Policy (as defined below) is treated as ordinary income subject to tax and, if the Policy is a Modified Endowment Contract, the 10% additional tax discussed above may apply also. Any loss incurred upon surrender generally is not deductible. Any corporation that is subject to the alternative minimum tax will also have to make a separate computation of the Investment in the Policy and the gain resulting from the maturity of the Policy, or a surrender or lapse of the Policy for purposes of that tax.

The term “Investment in the Policy” means-

•	the aggregate amount of any premiums or other consideration paid for a Policy, minus

•	the aggregate amount received under the Policy which is excluded from the policyowner’s gross income (other than loan amounts), plus

•	the amount of any loan from, or secured by, the Policy that is a Modified Endowment Contract (as defined above) to the extent that such amount is included in the policyowner’s gross income.

The “Investment in the Policy” is increased by any unpaid Policy Debt on a Policy that is a Modified Endowment Contract in order to prevent double taxation of income. Since the Policy Debt was treated as a taxable distribution at the time the Policy Debt was incurred, the failure to increase the “Investment in the Policy” by the Policy Debt would cause such amount to be taxed again upon a Policy surrender or lapse.

The amount realized that is taken into account in computing the gain on the complete surrender or lapse of a Policy will include any unpaid Policy Debt on a Policy that is a Modified Endowment Contract even though that amount has already been treated as a taxable distribution. If a Policy is not a Modified Endowment Contract, then the Investment in the Policy is not affected by the receipt of a loan from, or secured by a Policy, unless the loan is treated as a distribution.

Whether or not the Policy is a Modified Endowment Contract, however, no payment of the principal of, or the interest due under, any loan from or secured by a Policy will affect the amount of the Investment in the Policy.

A policyowner generally will not recognize gain upon the exchange of the Policy for another life insurance policy issued by us or another insurance company, except to the extent that the policyowner receives cash in the exchange or is relieved of policy indebtedness as a result of the exchange.  In no event will the gain recognized exceed the amount by which the Policy’s Account Value (which includes unpaid policy loans) exceeds the policyowner’s Investment in the Policy.

A transfer of the Policy, a change in the policyowner, a change in the beneficiary, certain other changes to the Policy and particular uses of the Policy (including use in a so called “split-dollar” arrangement) may have tax consequences depending upon the particular circumstances and should not be undertaken prior to consulting with a qualified tax adviser. For instance, if You transfer the Policy or designate a new policyowner in return for valuable consideration (or, in some cases, if the transferor is relieved of a liability as a result of the transfer), then the Death Benefit payable upon the death of the Insured may in certain circumstances be includible in your taxable income to the extent that the Death Benefit exceeds the prior consideration paid for the transfer and any premiums and other amounts paid later by the transferee. Further, in such a case, if the consideration received exceeds your Investment in the Policy, the difference will be taxed to You as ordinary income.

The Code denies the income tax-free treatment of death benefits payable under an employer-owned life insurance contract unless certain notice and consent requirements are met and either (1) certain rules relating to the insured employee’s status are satisfied or (2) certain rules relating to the payment of the amount received under the contract to, or for the benefit of, certain beneficiaries or successors of the insured employee are satisfied. These rules apply to life insurance contracts owned by corporations (including S corporations), individual sole proprietors, estates and trusts and partnerships that are engaged in a trade or business. Any business contemplating the purchase of a Policy on the life of an employee should consult with its legal and tax advisors regarding the applicability of these Code provisions to the proposed purchase.

A tax adviser should also be consulted with respect to the Treasury’s split dollar regulations if You have purchased or are considering the purchase of a Policy for a split dollar insurance plan. Any business contemplating the purchase of a new life insurance contract or a change in an existing contract should consult a tax adviser.  There may also be an indirect tax upon the income in the Policy or the proceeds of a Policy under the federal corporate alternative minimum tax, if the policyowner is subject to that tax.

The Policy and the Policy Proceeds may be subject to federal tax, as well as state and local, estate, inheritance and other taxes due to the consequences of ownership or receipt of Policy Proceeds. Tax obligations will depend on your individual circumstances and those of the beneficiary. Please contact your tax advisor.

Withholding

We will withhold and remit to the U.S. Government a part of the taxable portion of each distribution unless, prior to the distribution, the Owner provides us his or her taxpayer identification number and instructs us (in the manner prescribed) not to withhold. The Owner may credit against his or her federal income tax liability for the year of distribution any amounts that we withhold.

Tax Return Disclosure

We believe that the purchase of a Policy is not currently subject to the income tax return disclosure requirements of Code Section 6011 and Treasury Regulation Section 1.6011-4. However, it is your responsibility, in consultation with your tax and legal counsel and advisers, to make your own determination as to the applicability of the disclosure requirements of Code Section 6011 and Treasury Regulation Section 1.6011-4 to your federal income tax return.

Under Code Section 6111 and Temporary Treasury Regulation Section 301.6111-1T, we are required to register with the IRS any offerings or sales of Policies that are considered tax shelters. We believe that registration would not be required under current regulations with respect to sales of the offering or sale of a Policy.

We believe that the customer list requirements of Code Section 6112 and Treasury Regulation Section 301.6112-1 are not currently applicable to such offerings and sales.

Tax Shelter Regulations

Prospective Policy owners that are corporations should consult a tax adviser about the treatment of the Policy under the Treasury Regulations applicable to corporate tax shelters.

Alternative Minimum Tax

There may also be an indirect tax upon the income in the Policy or the proceeds of a Policy under the federal corporate alternative minimum tax, if the owner is subject to that tax.

Other Tax Considerations

The transfer of the Policy or designation of a beneficiary may have federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate, and generation-skipping transfer taxes.  For example, the transfer of the Policy to, or the designation as a beneficiary of, or the payment of proceeds to, a person who is assigned to a generation which is two or more generations below the generation assignment of the owner may have generation skipping transfer tax consequences under federal tax law.  The individual situation of each Policy owner or beneficiary will determine the extent, if any, to which federal, state, and local transfer and inheritance taxes may be imposed and how ownership or receipt of Policy proceeds will be treated for purposes of federal, state and local estate, inheritance, generation skipping and other taxes.

Under certain circumstances, the Code may impose a generation-skipping transfer (“GST”) tax when all or part of an annuity contract is transferred to, or a death benefit is paid to, an individual two or more generations younger than the Owner. Regulations issued under the Code may require us to deduct the tax from your Contract, or from any applicable payment, and pay it directly to the IRS.

For 2014, the federal estate tax, gift tax, and GST tax exemptions and maximum rates are $5,340,000 and 40%, respectively.

The potential application of these taxes underscores the importance of seeking guidance from a qualified adviser to help ensure that your estate plan adequately addresses your needs and those of your beneficiaries under all possible scenarios.

The uncertainty as to how the current law might be modified in coming years underscores the importance of seeking guidance from a qualified adviser to help ensure that your estate plan adequately addresses your needs and those of your beneficiaries under all possible scenarios.

Medicare Tax on Investment Income

Beginning in 2013, the newly enacted 3.8% Medicare tax on investment income applies to individuals whose income exceeds certain threshold amounts. You should consult a tax adviser about the impact of this new tax on distributions from the Policy.

Life Insurance Purchases by Nonresident Aliens and Foreign Corporations

Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal withholding tax on taxable distributions from life insurance policies at a 30% rate, unless a lower treaty rate applies.  In addition, purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser’s country of citizenship or residence.  Prospective purchasers that are not U.S. citizens or residents are advised to consult with a qualified tax adviser regarding U.S. and foreign taxation with respect to a life insurance policy purchase.

Possible Tax Law Changes

Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the Policy could change by legislation or otherwise.  Consult a tax adviser with respect to legislative developments and their effect on the Policy.

Other Information

State Regulation

We are subject to the laws of Delaware governing life insurance companies and to regulation by Delaware's Commissioner of Insurance, whose agents periodically conduct an examination of our financial condition and business operations. We are also subject to the insurance laws and regulations of the jurisdictions in which we are authorized to do business.

We are required to file an annual statement with the insurance regulatory authority of those jurisdictions where we are authorized to do business relating to our business operations and financial condition as of December 31st of the preceding year.

Legal Proceedings

We, like other insurance companies, are involved in lawsuits, including class action lawsuits. Although the outcome of any litigation cannot be predicted with certainty, we believe that, at the present time, there are no pending or threatened lawsuits that are reasonably likely to have a material adverse effect on the Variable Account, on the ability of Clarendon Insurance Agency, Inc. to perform under its principal underwriting agreement, or on our ability to meet our obligations under the Policies.

Experts

Actuarial matters concerning the Policy have been examined by Philip Johnson, FSA, MAAA, Assistant Vice President.

Registration Statements

This prospectus is part of a registration statement that has been filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, with respect to the Policy. It does not contain all of the information set forth in the registration statement and the exhibits filed as part of the registration statement. You may refer to the registration statement for additional information about us, the Variable Account, the underlying funds and the Policy.

Financial Statements

Our financial statements, provided in the Statement of Additional Information, should be considered only as bearing on our ability to meet our obligations with respect to the death benefit and our assumption of the mortality and expense risks. They should not be considered as bearing on the investment performance of the Variable Account or shares of any Fund held in the Variable Account. Instructions on how to obtain the Statement of Additional Information are provided on the last page of this prospectus.

Appendix A -
Glossary of Policy Terms

Account Value - The sum of the amounts in each Sub-Account, the Fixed Account and the amount of the Loan Account. Account Value does not include Policy Debt. Policy Debt, which includes the amount of loans and interest charged, is not deducted from the Account Value. It is reflected in the amounts received upon surrender or payment of Policy Proceeds. It is also reflected in the amount of total Account Value that may be borrowed against.

Anniversary - The same day in each succeeding year as the day of the year corresponding to the Issue Date.

APB Rider - An Additional Protection Benefit Rider (APB Rider) with which the Policy may be issued to provide additional life insurance coverage under the Policy. The APB Rider terminates no later than the Insured’s Attained Age 121 (100 if 1980 CSO applies).

APB Rider Death Benefit - The death benefit under the APB Rider.

APB Rider Face Amount - The amount of APB Rider coverage You request, as specified in your application, used in determining the Death Benefit.

APB Rider Net Amount at Risk - The APB Rider Net Amount at Risk is based on the insurance coverage provided by the APB Rider.

Attained Age - The Insured's Issue Age plus the number of completed Policy Years.

Base Death Benefit - The death benefit under the Policy, exclusive of any APB Rider Death Benefit or any other supplemental benefits.

Business Day - Any day that we are open for business.

Cash Surrender Value - The Account Value less the balance of any outstanding Policy Debt, plus any Sales Load Refund at Surrender and any benefit payable under the Enhanced Cash Surrender Value endorsement.

Class - The risk, underwriting, and substandard table rating, if any, classification of the Insured.

Daily Risk Percentage - The applicable daily rate for deduction of the mortality and expense risk charge.

Death Benefit - The sum of the Base Death Benefit and any APB Rider Death Benefit.  For purposes of calculating the Death Benefit, the Account Value will be increased by the value provided under the Enhanced Cash Surrender Value Endorsement.

Death Benefit Percentage - A percentage prescribed by the Internal Revenue Code to insure the Death Benefit provided under the Policy meets the definition of “life insurance” under the Internal Revenue Code.

Due Proof - Such evidence as we may reasonably require in order to establish that Policy Proceeds are due and payable.  Generally, evidence will consist of the Insured’s death certificate.

Expense Charges Applied to Premium - The expense charges applied to premium, consisting of the charges for premium tax, our federal tax obligations with respect to the Policy, and the sales load.

Fixed Account - The portion of the Account Value funded by assets invested in our General Account.

Flat Extra - An additional charge imposed if the Insured is a substandard risk.  It is a flat dollar charge per $1000 of Specified Face Amount and any APB Rider Face Amount.

Fund - A mutual fund in which a Sub-Account invests.

General Account - The assets held by us other than those allocated to the Sub-Accounts or any of our other separate accounts.

Good Order - An instruction that is received by the Company, that is sufficiently complete and clear, along with all forms, information and supporting legal documentation (including any required spousal or joint owner’s consents) so that the Company does not need to exercise any discretion to follow such instruction. All orders to process a withdrawal request, a loan request, a request to surrender your Policy, a fund transfer request, or a death benefit claim must be in good order.

Insured - The person on whose life the Policy is issued.

Investment Option - The Fixed Account and any of the Sub-Accounts of the Variable Account.

Investment Start Date - The date the first premium is applied, which will be the later of

•	the Issue Date,
•	the Business Day we approve the application for a Policy, or
•	the Business Day we receive a premium equal to or in excess of the Minimum Premium.

Issue Age - The Insured's age as of the Insured's birthday nearest the Issue Date.

Issue Date - The date specified in the Policy, from which Policy Anniversaries, Policy Years and Policy Months are measured.

Loan Account - An account established for the Policy, the value of which is the principal amount of any outstanding loan against the Policy, plus credited interest thereon.

Minimum Premium - The premium amount due and payable as of the Issue Date, as specified in the Policy. The Minimum Premium varies based on the Class, Issue Age, and sex of the Insured and the Total Face Amount of the Policy.

Monthly Anniversary Day - The same day in each succeeding month as the day of the month corresponding to the Issue Date.

Monthly Cost of Insurance - A deduction made on a monthly basis for the Specified Face Amount (called “Cost of Insurance” in the Fee Table) and any APB Rider Face Amount (called “Additional Protection Benefit Rider cost of insurance charge” in the Fee Table) provided by the Policy and Rider.

Monthly Expense Charge - A per Policy deduction made on a monthly basis for administration and other expenses.

Net Premium - The amount You pay as the premium minus Expense Charges Applied to Premium that is allocated to the investment options per your election.

Our Principal Office - Sun Life Assurance Company of Canada (U.S.) (Attn: Corporate Markets), 96 Worcester Street, Wellesley Hills, Massachusetts  02481, or such other address as we may specify to You by written notice.

Policy - The form issued by Sun Life Assurance Company of Canada (U.S.) which evidences the insurance coverage provided and is a contract between the policyowner and the Company.

Policy Debt-The principal amount of any outstanding loans against the Policy, plus accrued but unpaid interest on such loans.

Policy Month - A one-month period commencing on the Issue Date or any Monthly Anniversary Day and ending on the next Monthly Anniversary Day.

Policy Net Amount at Risk - The Policy Net Amount at Risk is based on the insurance coverage provided by the base Policy and does not include any insurance coverage provided by rider. The Policy Net Amount at Risk equals the Death Benefit provided by the Policy minus your Account Value and represents the liability of the Company, excepting rider benefits, at the Insured’s death. The Policy Net Amount at Risk also determines the amount of Account Value deduction for cost of insurance charges.

Policy Proceeds - The amount determined in accordance with the terms of the Policy that is payable at the death of the Insured prior to maturity.

Policy Year - A one-year period commencing on the Issue Date or any Anniversary and ending on the next Anniversary.

Sales Load Refund at Surrender - The portion of any premium paid in the Policy Year of surrender that we will refund if You surrender the Policy in the first three Policy Years.

SEC - Securities and Exchange Commission.

Specified Face Amount - The amount of life insurance coverage You request, as specified in the Policy, exclusive of any APB Rider coverage, used in determining the Death Benefit.

Sub-Accounts - Sub-Accounts into which the assets of the Variable Account are divided, each of which corresponds to an investment choice available to You, and the Fixed Account.

Target Premium - An amount of premium specified as such in the Policy, used to determine our Expense Charge Applied to Premium.

Target Premium Factor - Factors that are approximately equal to the Seven Pay Premium factors referenced in the Internal Revenue Code.

Total Face Amount - The sum of the Specified Face Amount and the APB Rider Face Amount.

Unit - A unit of measurement that we use to calculate the value of each investment option.

Unit Value - The value of each Unit of assets in an investment option.

Valuation Date - A day that the New York Stock Exchange is open for business. We will determine Unit Values for each Valuation Date as of the close of the New York Stock Exchange on that Valuation Date.

Valuation Period - The period of time from one Valuation Date to the next Valuation Date. We will determine Unit Values for each Valuation Date as of the close of the New York Stock Exchange on that Valuation Date.

Variable Account - Sun Life of Canada (U.S.) Variable Account G, one of our separate accounts established for the purposes including the funding of variable insurance benefits payable under the Policy.

You - is the owner of the Policy.

Appendix B -
PRIVACY POLICY

Introduction

Protecting your privacy is important to us. Whether you are an existing customer or considering a relationship with us, we recognize that you have an interest in how we may collect, use and share information about you.

We understand and appreciate the trust and confidence you place in us, and we take seriously our obligation to maintain the confidentiality and security of your personal information.

We invite you to review this Privacy Policy which outlines how we use and protect that information.

Collection of Nonpublic Personal Information by the Company

Collecting personal information from you is essential to our ability to offer you high-quality investment, retirement and insurance products. When you apply for a product or service from us, we need to obtain information from you to determine whether we can provide it to you. As part of that process, we may collect information about you, known as nonpublic personal information, from the following sources:

•	Information we receive from you on applications or other forms, such as your name, address, social security number and date of birth;

•	Information about your transactions with us, our affiliates or others, such as other life insurance policies or annuities that you may own; and

•	Information we receive from a consumer reporting agency, such as a credit report.

Limited Use and Sharing of Nonpublic Personal Information by the Company

We use the nonpublic personal information we collect to help us provide the products and services you have requested and to maintain and service your accounts. Once we obtain nonpublic personal information from you, we do not disclose it to any third party except as permitted or required by law.

We may share your nonpublic personal information within Delaware Life to help us develop innovative financial products and services and to allow our member companies to inform you about them. The Delaware Life group of companies provides a wide variety of financial products and services including individual life insurance, and individual fixed and variable annuities.

We also may disclose your nonpublic personal information to companies that help in conducting our business or perform services on our behalf, or to other financial institutions with which we have joint marketing agreements. The Company is highly selective in choosing these companies, and we require them to comply with strict standards regarding the security and confidentiality of our customers’ nonpublic personal information. These companies may use and disclose the information provided to them only for the purpose for which it is provided, as permitted by law.

There also may be times when the Company is required to disclose its customers’ nonpublic personal information, such as when complying with federal, state or local laws, when responding to a subpoena, or when complying with an inquiry by a governmental agency or regulator.

Our Treatment of Information About Former Customers

Our protection of your nonpublic personal information extends beyond the period of your customer relationship with us. If your customer relationship with us ends, we will not disclose your information to nonaffiliated third parties other than as permitted or required by law.

Security of Your Nonpublic Personal Information

We maintain physical, electronic and procedural safeguards that comply with federal and state regulations to safeguard your nonpublic personal information from unauthorized use or improper access.

Employee Access to Your Nonpublic Personal Information

We restrict access to your nonpublic personal information to those employees who have a business need to know that information in order to provide products or services to you or to maintain your accounts. Our employees are governed by a strict code of conduct and are required to maintain the confidentiality of customer information.

Questions

If you have questions about our privacy practices and policy please contact the Privacy Officer at Privacy@delawarelife.com.

All concerns will be handled discreetly and confidentially.

The SAI includes additional information about Sun Life of Canada (U.S.) Variable Account G and is incorporated herein by reference. The SAI and personalized illustrations of death benefits, cash surrender values and cash values are available upon request. There is no charge for the SAI. We currently do not charge for personalized illustrations but reserve the right to do so. You may make inquiries about the Policy, request an SAI and request a personalized illustration by calling 1-888-594-2654.

You can review and copy the complete registration statement (including the SAI) which contains additional information about us, the Policy and the Variable Account at the SEC's Public Reference Room in Washington, D.C. To find out more about this public service, call the Securities and Exchange Commission at 202-551-8090. Reports and other information about the Policy and its mutual fund investment options are also available on the SEC's website (www.sec.gov), or You can receive copies of this information, for a duplication fee, by writing the Public Reference Section, Securities and Exchange Commission, 100 F Street, NE, Washington, D.C.  20549.

Securities Act of 1933 File No. 333-65048
Investment Company Act File No. 811-07837

PART B

STATEMENT OF ADDITIONAL INFORMATION

FUTURITY CORPORATE

VARIABLE UNIVERSAL LIFE POLICY

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT G

May 1, 2014

This Statement of Additional Information (SAI) is not a prospectus but it relates to, and should be read in conjunction with, the Futurity Corporate VUL prospectus, dated May 1, 2014.  The prospectus is available, at no charge, by writing Sun Life Assurance Company of Canada (U.S.) (“the Company”) at 96 Worcester Street, Wellesley Hills, MA  02481 or calling 1-888-594-2654

TABLE OF CONTENTS

THE COMPANY AND THE VARIABLE ACCOUNT
CUSTODIAN
EXPERTS
DISTRIBUTION AND UNDERWRITING OF POLICY
THE POLICY
FINANCIAL STATEMENTS OF THE COMPANY
FINANCIAL STATEMENTS OF THE VARIABLE ACCOUNT

THE COMPANY AND THE VARIABLE ACCOUNT

The corporate parent of Sun Life Assurance Company of Canada (U.S.) is Delaware Life Holdings, LLC (“Delaware Life”). Delaware Life is ultimately controlled by Todd L. Boehly and Mark R. Walter. Messrs. Boehly and Walter ultimately control the Company through the following intervening companies:  Delaware Life, Delaware Life Holdings Parent, LLC, Delaware Life Holdings Parent II, LLC, Delaware Life Equity Investors, LLC, DLICM, LLC and DLICT, LLC. The nature of the business of Messrs. Boehly and Walter and these intervening companies is investing in companies engaged in the business of life insurance and annuities.

Sun Life Assurance Company of Canada (U.S) is a stock life insurance company incorporated under the laws of Delaware on January 12, 1970.

Sun Life of Canada (U.S.) Variable Account G was established in accordance with Delaware law on July 25, 1996 and is registered with the Securities and Exchange Commission (the “SEC”) under the Investment Company Act of 1940 (“1940 Act”) as a unit investment trust.

CUSTODIAN

We are the Custodian of the assets of the Variable Account.  We will purchase Fund shares at net asset value in connection with amounts allocated to the Sub-Accounts in accordance with your instructions, and we will redeem Fund shares at net asset value for the purpose of meeting the contractual obligations of the Variable Account and paying charges relative to the Variable Account.  The Variable Account is fully funded at all times for the purposes of Federal securities laws.

EXPERTS

The statutory-basis financial statements of Sun Life Assurance Company of Canada (U.S.) (the “Company”) as of December 31, 2013 and for the year ended December 31, 2013 (which report expresses an unmodified opinion in accordance with accounting practices prescribed or permitted by the Insurance Department of the State of Delaware and includes an emphasis-of-matter paragraph relating to the Company’s quasi reorganization), included in this Statement of Additional Information have been so included in reliance on the report of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting. Their office is located at 185 Asylum Street, Suite 2400, Hartford, Connecticut 06103.

The financial statements of Sun Life of Canada (U.S.) Variable Account G as of December 31, 2013 and for the year ended December 31, 2013, included in this Statement of Additional Information have been so included in reliance on the report of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

The statutory-basis financial statements of Sun Life Assurance Company of Canada (U.S.) (the “Company”) as of December 31, 2012 and for each of the two years in the period ended December 31, 2012 (which report expresses an unmodified opinion in accordance with accounting practices prescribed or permitted by the Insurance Department of the State of Delaware and includes an emphasis-of-matter paragraph relating to the Company adopting Statement of Statutory Accounting Principle (“SSAP”) No. 101 Income Taxes, A Replacement of SSAP No. 10R and SSAP No. 10 in 2012 and another matter paragraph relating to significant balances and transactions with affiliates), included in this Statement of Additional Information have been audited by Deloitte & Touche LLP, independent auditors, as stated in their report appearing herein, and are included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing. Their office is located at 200 Berkeley Street, Boston, Massachusetts 02116.

The financial statements of Sun Life of Canada (U.S.) Variable Account G, as of December 31, 2012 and for the year ended December 31, 2012, included in this Statement of Additional Information have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report appearing herein, and are included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.

DISTRIBUTION AND UNDERWRITING OF THE POLICY

The Policy is offered on a continuous basis.  The Policy is sold by licensed insurance agents (“Selling Agents”) in those states where the Policy may be lawfully sold.  Such Selling Agents will be registered representatives of affiliated and unaffiliated broker-dealer firms (“Selling Broker-Dealers”) registered under the Securities Exchange Act of 1934 who are members of the Financial Industry Regulatory Authority (“FINRA”) and who have entered into selling agreements with the Company and our general distributor, Clarendon Insurance Agency, Inc. (“Clarendon”), 96 Worcester Street, Wellesley Hills, Massachusetts  02481.  Clarendon is a wholly-owned subsidiary of the Company, is registered with the SEC under the Securities Exchange Act of 1934 and is a member of FINRA.

The Company (or its affiliates, for the purposes of this section only, collectively, “the Company”), pays the Selling Broker-Dealers compensation for sale of the Policy.  The Selling Agents who solicit sales of the Policy typically receive a portion of the compensation paid by the Company to the Selling Broker-Dealers in the form of commissions or other compensation, depending on the agreement between the Selling Broker-Dealer and their Selling Agent.  This compensation is not paid directly by the Policy Owner or the Variable Account.  The Company intends to recoup this compensation through fees and charges imposed under the Policy, and from profits on payments received by the Company for providing administrative, marketing, and other support and services to the Funds.  The amount and timing of commissions the Company may pay to Selling Broker-Dealers is not expected to be more than 40% of premium paid in the first Policy Year and 15% per annum of premium paid in Policy Years two through seven.  We may also pay a commission of-

•	up to 0.15% per annum of Account Value for Policy Years one through twenty; and

•	up to 0.10% per annum of Account Value thereafter.

We may also pay up to an additional 0.15% per annum to broker-dealers who provide additional services specifically requested or authorized by corporate purchasers.  The Company may pay or allow other promotional incentives or payments in the form of cash or other compensation to the extent permitted by FINRA rules and other applicable laws and regulations and this compensation may be significant in amount.

The Company also pays compensation to wholesaling broker-dealers or other firms or intermediaries, including, in some cases, payments to affiliates of the Company such as Sun Life Financial Distributors, Inc., in return for wholesaling services such as providing marketing and sales support, product training and administrative services to the Selling Agents of the Selling Broker-Dealers.  This compensation may be significant and may be based on a percentage of premium, a percentage of Account Value and/or may be a fixed dollar amount.

In addition to the compensation described above, the Company may make additional cash payments (in certain circumstances referred to as “override” compensation) or reimbursements to Selling Broker-Dealers in recognition of their marketing and distribution, transaction processing and/or administrative services support.  These payments are not offered to all Selling Broker-Dealers, and the terms of any particular agreement governing the payments may vary among Selling Broker-Dealers depending on, among other things, the level of and type of marketing and distribution support provided.  Marketing and distribution support services may include, among other services, placement of the Company's products on the Selling Broker-Dealer's preferred or recommended list, access to the Selling Broker-Dealer's registered representatives for purposes of promoting sales of the Company's products, assistance in training and education for the Selling Agents, and opportunities for the Company to participate in sales conferences and educational seminars. The payments or reimbursements may be calculated as a percentage of the particular Selling Broker-Dealers actual or expected aggregate sales of our variable policies (including the Policy) or assets held within those policies and/or may be a fixed dollar amount.  Broker-dealers receiving these additional payments may pass on some or all of the payments to the Selling Agent.  The prospect of receiving, or the receipt of additional compensation as described above may provide Selling Broker-Dealers with an incentive to favor sales of the Policies over other variable life policies (or other investments) with respect to which the Selling Broker-Dealer does not receive additional compensation, or lower levels of additional compensation.  You should take such payment arrangements into account when considering and evaluating any recommendation relating to the Policies.

In addition to selling our variable policies (including the Policy), some Selling Broker-Dealers or their affiliates may have other business relationships with the Company.  Those other business relationships may include, for example, reinsurance agreements pursuant to which an affiliate of the Selling Broker-Dealer provides reinsurance to the Company relative to some or all of the Policies or other variable policies issued by the Company or its affiliates.  The potential profits for a Selling Broker-Dealer or its affiliates (including its registered representatives) associated with such reinsurance arrangements could be significant in amount and could indirectly provide incentives to the Selling Broker-Dealer and its Selling Agents to recommend products for which they provide reinsurance over similar products which do not result in potential reinsurance profits to the Selling Broker-Dealer or its affiliate.  The operation of an individual policy is not impacted by whether the policy is subject to a reinsurance arrangement between the Company and an affiliate of the Selling Broker-Dealer.

As discussed in the preceding paragraphs, the Selling Broker-Dealer may receive numerous forms of payments that, directly or indirectly, provide incentives to, and otherwise facilitate and encourage the offer and sale of the Policies by Selling Broker-Dealers and their registered representatives.  Such payments may be significantly greater or less in connection with the Policies than in connection with other products offered and sold by the Company or by others.  Accordingly, the payments described above may create a potential conflict of interest, as they may influence your Selling Broker-Dealer or registered representative to present a Policy to You instead of (or more favorably than) another product or products that might be preferable to You.

You should ask your Selling Agent for further information about what commissions or other compensation he or she, or the Selling Broker-Dealer for which he or she works, may receive in connection with your purchase of the Policy.

Total commissions paid by the Variable Account to, but not retained by, Clarendon during 2011, 2012, and 2013, were approximately $14,303,925, $6,101,652, and $3,528,091, respectively.

THE POLICY

To apply for a Policy, you must submit an application to our Principal Office.  We will then follow underwriting procedures designed to determine the insurability of the proposed Insured.  We offer the Policy on a regular (or medical) underwriting, simplified underwriting, expanded guaranteed issue or guaranteed issue basis.  The proposed Insured generally must be less than 81 years old for a Policy to be issued.  For Policies underwritten on a medical or simplified basis, we may require that the proposed Insured undergo one or more medical examinations and that you provide us with such additional information as we may deem necessary, before an application is approved.  To qualify for an expanded guaranteed issue or guaranteed issue underwriting basis, a proposed Insured must submit underwriting information and be pre-approved for such underwriting basis.  Proposed Insureds must be acceptable risks based on our underwriting limits and standards.  We will not issue a Policy until the underwriting process has been completed to our satisfaction.  In addition, we reserve the right to reject an application that does not meet our underwriting requirements or to increase by no more than 500% the cost of insurance charges applicable to an Insured to cover the cost of the increased mortality risk borne by the Company.  For Policies with Investment Start Dates on or after January 1, 2009, the cost of insurance rates are based on the 2001 Commissioners Standard Ordinary Mortality Tables.  For Policies with Investment Start Dates on or before December 31, 2008, the cost of insurance rates are based on the 1980 Commissioners Standard Ordinary Mortality Tables.

Expense Charges Applied to Premium.  We deduct charges from each premium payment for premium taxes and our federal tax obligations and as a sales load.

States and a few cities and municipalities may impose taxes on premiums paid for life insurance.  We will from time to time determine the applicable premium tax rate based on the rate we expect to pay.  The premium tax rate is guaranteed not to exceed 4%.

We deduct a 1.25% charge from each premium payment for our federal tax obligations.  This charge is guaranteed not to exceed 1.25%.  The charge for federal tax obligations is referred to as the “DAC tax” in the Policy and the Fee Table.

We also charge a current sales load of 8.75% in Policy Year 1, 7.25% in Policy Years 2-4 and 6.00% in Policy Years 5-7 on each premium payment up to and including Target Premium (as specified in the Policy) and a 2.25% sales load on premiums paid in excess of Target Premium for each of the first seven Policy Years.  This sales load is guaranteed not to exceed 8.75% on each premium payment up to and including Target Premium and 2.25% on premiums paid in excess of Target Premium. There are no sales load charges after the seventh Policy Year.  Target Premium varies based on the Specified Face Amount and the Insured’s Issue Age and sex. We may reduce or waive the sales load for certain sponsored arrangements and corporate purchasers.

Sales Load Refund at Surrender.  If you surrender the Policy during the first three Policy Years, we will refund 100% of the sales load charged against premium payments made during the Policy Year in which you surrendered the Policy.

Reduction of Charges.  We reserve the right to reduce any of our charges and deductions in connection with the sale of the Policy if we expect that the sale may result in cost savings, subject to any requirements we may from time to time impose.  We may change our requirements based on experience.  We will determine the propriety and amount of any reduction.  No reduction will be unfairly discriminatory against the interests of any class of policyowner.

Increase in Face Amount.  After the first policy anniversary, you may request an increase in the Specified Face Amount.  You must provide satisfactory evidence of the Insured's insurability.  Once requested, an increase will become effective at the next policy anniversary following our approval of your request.  The Policy does not allow for an increase if the Insured's Attained Age is greater than 80 on the effective date of the increase.

If there are increases in the Specified Face Amount other than increases caused by changes in the death benefit option, the cost of insurance charge is determined separately for the initial Specified Face Amount and each increase in the Specified Face Amount.  The cost of insurance charges applicable to an increase in Specified Face Amount may be higher or lower than those charged on the original Specified Face Amount if the Insured’s health has changed to a degree that qualifies the Insured for a different risk classification.  In calculating the net amount at risk, your Account Value will first be allocated to the initial death benefit and then to each increase in the Specified Face Amount in the order in which the increases were made.

FINANCIAL STATEMENTS

The financial statements of the Variable Account and Sun Life Assurance Company of Canada (U.S.) are included in this Statement of Additional Information.  The statutory-basis financial statements of Sun Life Assurance Company of Canada (U.S.) are provided as relevant to its ability to meet its financial obligations under the Policies and should not be considered as bearing on the investment performance of the assets held in the Variable Account.

Independent Auditor’s Report

To the Board of Directors and Stockholders of
   Sun Life Assurance Company of Canada (U.S.)

We have audited the accompanying statutory financial statements of Sun Life Assurance Company of Canada (U.S.), which comprise the statutory statements of admitted assets, liabilities and capital stock and surplus as of December 31, 2013 and the related statutory statements of operations,  of changes in capital stock and surplus, and of cash flows for the year then ended.

Management’s Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of the financial statements in accordance with the accounting practices prescribed or permitted by the Delaware Department of Insurance.  Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

Auditor’s Responsibility

Our responsibility is to express an opinion on the financial statements based on our audit.  We conducted our audit in accordance with auditing standards generally accepted in the United States of America.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements.  The procedures selected depend on our judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, we consider internal control relevant to the Company's preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control.  Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements.  We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles

As described in Note 1 to the financial statements, the financial statements are prepared by the Company on the basis of the accounting practices prescribed or permitted by the Delaware Department of Insurance, which is a basis of accounting other than accounting principles generally accepted in the United States of America.

The effects on the financial statements of the variances between the statutory basis of accounting described in Note 1 and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material.

Adverse Opinion on U.S. Generally Accepted Accounting Principles

In our opinion, because of the significance of the matter discussed in the “Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles” paragraph, the financial statements referred to above do not present fairly, in accordance with accounting principles generally accepted in the United States of America, the financial position of the Company as of December 31, 2013, or the results of its operations or its cash flows for the year then ended.

Opinion on Statutory Basis of Accounting

In our opinion, the financial statements referred to above present fairly, in all material respects, the admitted assets, liabilities and capital stock and surplus of the Company as of December 31, 2013, and the results of its operations and its cash flows for the year then ended, in accordance with the accounting practices prescribed or permitted by the Delaware Department of Insurance described in Note 1.

Emphasis of Matter

As described in Note 15, the Company recorded a restatement of gross paid-in and contributed surplus and unassigned funds under a quasi-reorganization in the current year.  Our opinion is not modified with respect to this matter.

/s/ PricewaterhouseCoopers LLP

April 29, 2014
Hartford CT

INDEPENDENT AUDITORS' REPORT
To the Board of Directors of
Sun Life Assurance Company of Canada (U.S.)
1 Sun Life Executive Park
Wellesley, Massachusetts 02481

We have audited the accompanying statutory-basis financial statements of Sun Life Assurance Company of Canada (U.S.) (the "Company"), which comprise the statutory-basis statements of admitted assets, liabilities, and capital stock and surplus as of December 31, 2012 and 2011, and the related statutory-basis statements of operations, changes in capital stock and surplus, and cash flows for each of the three years in the period ended December 31, 2012, and the related notes to the statutory-basis financial statements.

Management’s Responsibility for the Statutory-Basis Financial Statements

Management is responsible for the preparation and fair presentation of these statutory-basis financial statements in accordance with the accounting practices prescribed or permitted by the Insurance Department of the State of Delaware. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

Auditors’ Responsibility

Our responsibility is to express an opinion on these statutory-basis financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statutory-basis financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the statutory-basis financial statements. The procedures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatement of the statutory-basis financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the Company’s preparation and fair presentation of the statutory-basis financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the statutory-basis financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinions.

Basis for Adverse Opinion on Accounting Principles Generally Accepted in the United States of America

As described in Note 1 of the statutory-basis financial statements, the statutory-basis financial statements are prepared by Sun Life Assurance Company of Canada (U.S) using accounting practices prescribed or permitted by the Insurance Department of the State of Delaware, which is a basis of accounting other than accounting principles generally accepted in the United States of America, to meet the requirements of the Insurance Department of the State of Delaware.

The effects on the statutory-basis financial statements of the variances between the regulatory basis of accounting described in Note 1 to the statutory-basis financial statements and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material.

Adverse Opinion on Accounting Principles Generally Accepted in the United States of America

In our opinion, because of the significance of the matter discussed in the Basis for Adverse Opinion on Accounting Principles Generally Accepted in the United States of America paragraph, the statutory-basis financial statements referred to above do not present fairly, in accordance with accounting principles generally accepted in the United States of America, the financial position Sun Life Assurance Company of Canada (U.S.) as of December 31, 2012 and 2011, or the results of its operations or its cash flows for each of the three years in the period ended December 31, 2012.

Opinion on Regulatory Basis of Accounting

In our opinion, the statutory-basis financial statements referred to above present fairly, in all material respects, the admitted assets, liabilities, and capital stock and surplus of Sun Life Assurance Company of Canada (U.S.) as of December 31, 2012 and 2011, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2012, in accordance with the accounting practices prescribed or permitted by the Insurance Department of the State of Delaware as described in Note 1 to the statutory-basis financial statements.

Emphasis-of-Matter

As discussed in Note 1 to the statutory-basis financial statements, in 2012, the Company adopted Statement of Statutory Accounting Principle (“SSAP”) No. 101 Income Taxes, A Replacement of SSAP No. 10R and SSAP No. 10.

Other Matter

As discussed in Note 2 to the statutory-basis financial statements, the accompanying statutory-basis financial statements reflect significant balances and transactions with affiliates. The Company’s admitted assets, liabilities, and capital stock and surplus and results of its operations and cash flows may have been different if these balances and transactions had been with unrelated parties.

/s/ Deloitte & Touche LLP

Boston, Massachusetts
April 24, 2013

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

STATUTORY STATEMENTS of admitted assets, liabilities and capital stock and surplus
AS OF DECEMBER 31, 2013 and 2012 (in thousands except share and per share data)

ADMITTED ASSETS	2013	2012	LIABILITIES, CAPITAL STOCK AND SURPLUS	2013	2012
GENERAL ACCOUNT ASSETS:			GENERAL ACCOUNT LIABILITIES:
Debt securities	$ 4,759,852	$ 7,308,199	Aggregate reserve for life contracts	$ 6,682,361	$ 6,750,774
Preferred stocks	23,150	23,000	Liability for deposit-type contracts	184,482	1,128,331
Common stocks	401,403	414,206	Contract claims	32,048	19,805
Mortgage loans on real estate	748,309	814,612	Other amounts payable on reinsurance	3,754	789
Properties held for the production of income	60,239	100,798	Interest maintenance reserve	-	64,711
Properties held for sale	39,319	93,033	Commissions to agents due or accrued	8,413	7,949
Cash, cash equivalents and short-term investments	1,440,125	341,431	General expenses due or accrued	57,097	20,733
Contract loans	537,058	564,071	Transfers from Separate Accounts due or accrued	(825,956)	(861,565)
Derivatives	174,613	312,424	Taxes, licenses and fees due or accrued	1,997	11,545
Other invested assets	192,397	121,773	Unearned investment income	13	114
Receivable for securities	46,716	3,382	Amounts withheld or retained by the Company	1,198	722
Investment income due and accrued	71,544	100,290	Remittances and items not allocated	1,289	1,581
Amounts recoverable from reinsurers	30,901	34,077	Borrowed money and accrued interest thereon	-	100,002
Current federal and foreign income tax recoverable	19,238	36,749	Asset valuation reserve	68,961	47,141
Net deferred tax asset	184,237	161,198	Payable for securities	438,039	1,030
Receivables from parent, subsidiaries and affiliates	570	70,954	Reinsurance in unauthorized companies	16	14
Other assets	34,789	12,588	Funds held under reinsurance treaties with unauthorized reinsurers	252,457	285,222
			Funds held under coinsurance	-	1,374,125
			Derivatives	321,947	182,053
			Other liabilities	97,376	142,310
Total general account assets	8,764,460	10,512,785	Total general account liabilities	7,325,492	9,277,386
SEPARATE ACCOUNT ASSETS	30,514,738	31,948,727	SEPARATE ACCOUNT LIABLITIES	30,543,286	31,948,272
			Total liabilities	37,868,778	41,225,658

			CAPITAL STOCK AND SURPLUS:
			Common capital stock, $1,000 par value - 10,000 shares
			authorized; 6,437 shares issued and outstanding	6,437	6,437
			Surplus notes	565,000	565,000
			Gross paid in and contributed surplus	653,698	2,588,377
			Unassigned funds	185,285	(1,923,960)
			Total surplus	1,403,983	1,229,417
			Total capital stock and surplus	1,410,420	1,235,854

TOTAL ADMITTED ASSETS	$39,279,198	$42,461,512	TOTAL LIABILITIES, CAPITAL STOCK AND SURPLUS	$39,279,198	$42,461,512
See notes to statutory financial statements.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

STATUTORY STATEMENTS of operations
FOR THE YEARS ENDED DECEMBER 31, 2013, 2012 and 2011 (in thousands)

	2013	2012	2011
INCOME:
Premiums and annuity considerations	$ 1,559,375	$ 415,915	$ 3,230,219
Considerations for supplementary contracts with life contingencies	23,283	18,123	11,474
Net investment (loss) income	(318,661)	613	605,357
Amortization of interest maintenance reserve	19,884	13,396	15,205
Commissions and expense allowances on reinsurance ceded	5,402	(557)	1,789
Reserve adjustments on reinsurance ceded	(141)	170	3,115
Income from fees associated with investment management, administration and contract guarantees from Separate Accounts	541,274	539,845	524,948
Other income	118,236	134,495	129,179
Total Income	1,948,652	1,122,000	4,521,286
BENEFITS AND EXPENSES:
Death benefits	119,471	35,535	29,376
Annuity benefits	714,186	756,487	765,760
Surrender benefits and withdrawals for life contracts	2,996,819	2,781,813	2,713,462
Interest and adjustments on contracts or deposit-type contract funds	(26,269)	(5,342)	2,747
Payments on supplementary contracts with life contingencies	14,146	11,929	12,561
(Decrease) increase in aggregate reserves for life and accident and health policies and contracts	(68,412)	(550,180)	380,852
Total Benefits	3,749,941	3,030,242	3,904,758
Commissions on premiums, annuity considerations and deposit-type contract funds (direct business only)	105,117	109,722	272,446
Commissions and expense allowances on reinsurance assumed	132	131	132
General insurance expenses	191,813	152,556	207,334
Insurance taxes, licenses and fees, excluding federal income taxes	5,658	10,032	16,522
Net transfers (from) to Separate Accounts, net of reinsurance	(2,657,842)	(2,215,192)	463,339
Other deductions	67,601	76,306	80,010
Total Benefits and Expenses	1,462,420	1,163,797	4,944,541

Net income (loss) from operations before federal income tax benefit and net realized capital gains (losses)	486,232	(41,797)	(423,255)
Federal income tax benefit, excluding tax on capital gains (losses)	(84,275)	(84,977)	(37,926)
Net income (loss) from operations after federal income taxes and before net realized capital gains (losses)	570,507	43,180	(385,329)
Net realized capital gains (losses) less capital gains tax and transfers to the interest maintenance reserve	112,373	(443,936)	(131,722)
NET INCOME (LOSS)	$ 682,880	$ (400,756)	$ (517,051)
See notes to statutory financial statements.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

STATUTORY STATEMENTS of changes in capital stock and surplus
FOR THE YEARS ENDED DECEMBER 31, 2013, 2012 and 2011 (in thousands)

	2013	2012	2011
CAPITAL STOCK AND SURPLUS, BEGINNING OF YEAR	$ 1,235,854	$ 1,315,271	$ 1,879,856
Net income (loss)	682,880	(400,756)	(517,051)
Change in net unrealized capital (losses) gains, net of deferred income tax	(232,924)	158,563	230,011
Change in net unrealized foreign exchange capital (losses) gains	(4,954)	3,872	(5,354)
Change in net deferred income tax	(202,295)	(287,767)	169,379
Change in non-admitted assets	64,940	355,645	(40,194)
Change in liability for reinsurance in unauthorized companies	(2)	(7)	(8)
Change in asset valuation reserve	(21,820)	141,040	(106,042)
Changes in Separate Accounts surplus	(29,004)	54	(13)
Cumulative effect of changes in accounting principles (Note 1)	-	21,800	-
Decrease in surplus paid in	(82,794)	-	-
Dividends to stockholders	-	-	(300,000)
Stock option excess tax benefit	539	(184)	982
Increase in unassigned surplus - quasi reorganization	1,851,883	-	-
Decrease in gross paid in and contributed surplus - quasi reorganization	(1,851,883)	-	-
Surplus change from SSAP 10R	-	(71,677)	3,705
CAPITAL STOCK AND SURPLUS, END OF YEAR	$ 1,410,420	$ 1,235,854	$ 1,315,271
See notes to statutory financial statements.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

STATUTORY STATEMENTs OF CASH FLOWS
FOR THE YEARS ENDED DECEMBER 31, 2013, 2012 and 2011 (IN THOUSANDS)

	2013	2012	2011
CASH FROM OPERATIONS:
Premiums collected net of reinsurance	$ 1,582,658	$ 428,308	$ 3,261,075
Net investment income	408,807	492,927	508,625
Federal and foreign income taxes received	73,478	56,336	30,269
Miscellaneous income	671,892	707,003	671,323
Total receipts	2,736,835	1,684,574	4,471,292
Benefits and loss related payments	3,806,068	3,768,957	3,632,429
Net transfers (from) to Separate Accounts	(2,693,451)	(2,307,128)	528,821
Commissions, expenses paid and aggregate write-ins for deductions	388,367	277,329	497,711
Total payments	1,500,984	1,739,158	4,658,961
Net cash from operations	1,235,851	(54,584)	(187,669)
CASH FROM INVESTMENTS:
Proceeds from investments sold, matured, repaid or received	5,056,787	2,404,110	3,278,741
Cost of investments acquired	(2,719,801)	(2,642,421)	(1,865,311)
Net increase in contract loans and premium notes	27,009	18,509	6,378
Net cash from investments	2,363,995	(219,802)	1,419,808
CASH FROM FINANCING AND MISCELLANEOUS SOURCES:
Capital and paid in surplus, less treasury stock	(82,796)	-	-
Borrowed funds	(100,002)	(18,003)	(99,998)
Net deposits on deposit-type contracts and other liabilities	(943,849)	(64,737)	(1,298,514)
Dividends to stockholders	-	-	(300,000)
Other cash provided (used)	(1,374,505)	(48,603)	6,567
Net cash from financing and miscellaneous sources	(2,501,152)	(131,343)	(1,691,945)
Net change in cash, cash equivalents, and short-term investments	1,098,694	(405,729)	(459,806)
CASH, CASH EQUIVALENTS AND SHORT-TERM INVESTMENTS:
Beginning of year	341,431	747,160	1,206,966
End of year	$ 1,440,125	$ 341,431	$ 747,160
SUPPLEMENTAL SCHEDULE OF NON-CASH INVESTING AND FINANCING ACTIVITIES
	2013	2012	2011
Exchanges of debt securities	$ 82,024	$ 18,951	$ 49,042
Transfer of mortgages to other invested assets	11,816	41,120	23,400
Transfer of mortgages out of other invested assets	54,474	-	-
Transfer of real estate to other invested assets	11,637	-	-
Distribution of previously wholly-owned subsidiary to Former Parent	70,700	-	-
Quasi-reorganization	1,851,883	-	-
Premium related to SPWL recapture	1,331,908	-	-
Transfer of bonds to preferred stock	-	-	16,000
Transfer of other invested assets to real estate	-	-	28,921
See notes to statutory financial statements.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2013 AND 2012 AND FOR THE YEARS ENDED DECEMBER 31, 2013, 2012 AND 2011

1.	DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

GENERAL

Sun Life Assurance Company of Canada (U.S.) (the “Company”) is a stock life insurance company incorporated under the laws of Delaware.  The Company is a direct wholly-owned subsidiary of Delaware Life Holdings, LLC (the “Parent”), a Delaware limited liability company.  Prior to August 2, 2013, the Company was a direct wholly-owned subsidiary of Sun Life of Canada (U.S.) Holdings, Inc. (the “Former Parent”) and an indirect wholly-owned subsidiary of Sun Life Assurance Company of Canada - U.S. Operations Holdings, Inc. (“SLC - U.S. Ops Holdings”).  SLC – U.S. Ops Holdings is an indirect wholly-owned subsidiary of Sun Life Financial Inc. (“SLF”), a reporting company under the Securities Exchange Act of 1934.  On December 17, 2012, SLF announced the execution of a definitive agreement to sell its domestic U.S. annuity business and certain life insurance businesses to the Parent including all of the issued and outstanding shares of the Company (the “Sale Transaction”).  After receiving all required regulatory approvals, the Sale Transaction closed on August 2, 2013 with an effective date of August 1, 2013.  In connection with the Sale Transaction and after receiving necessary regulatory approvals, certain transactions were executed prior to close.  (Refer to Note 2 for additional information.)

The Company is authorized to transact business in 49 states, the District of Columbia, Puerto Rico and the U.S. Virgin Islands.  In addition, the Company’s wholly-owned subsidiary, Sun Life Insurance and Annuity Company of New York (“SLNY”), is authorized to transact business in the State of New York and Rhode Island.  The business of the Company and its subsidiaries includes a variety of wealth accumulation products, protection products and institutional investment contracts.  These products included individual and group fixed and variable annuities, individual and group variable life insurance, individual universal life insurance, group life, group disability, dental and stop loss insurance and funding agreements.

In the normal course of business, the Company and its wholly-owned subsidiary, SLNY, reinsure portions of their individual life insurance, annuity, group life insurance, group disability income and stop loss exposure with both affiliated and unaffiliated companies using traditional indemnity reinsurance agreements.

During the first quarter of 2012, the Company and SLNY received all necessary insurance regulatory approvals to amend the fixed investment option period in their combination fixed and variable annuity contracts and other contracts to remove any negative market value adjustment (“MVA”) that can decrease the amount of the withdrawal proceeds.  (Refer to Note 12 for additional information concerning MVA contracts.)  The Company and SLNY filed amendments to the associated registration statements to include the contract amendments and to remove from registration any fixed investment options that remained unsold. The U.S. Securities and Exchange Commission (the “SEC”) declared the associated amended registration statements effective on March 22, 2012.  As a result of the foregoing, the fixed investment option period in the contracts is no longer considered a “security” under the Securities Act of 1933, and the Company subsequently filed Form 15 on March 23, 2012 to provide notice of suspension of its duty to file reports under Section 15(d) of the Securities Exchange Act of 1934.  No other changes were made to the contracts, and all other terms and conditions of the contracts remain unchanged.  The contract amendments described above did not have a material impact on the Company’s financial position.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2013 AND 2012 AND FOR THE YEARS ENDED DECEMBER 31, 2013, 2012 AND 2011

1.	DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
(CONTINUED)

On December 12, 2011, SLF announced the completion of a major strategic review of its businesses.  As a result of this strategic review, SLF announced that it would close its domestic U.S. variable annuity and individual life products to new sales effective December 30, 2011.  The Company, therefore, closed its variable annuity and individual life products to new sales effective December 30, 2011 and its corporate-owned life insurance was closed to new sales effective January 31, 2012, with certain limited exceptions.

The Company, through its subsidiary, SLNY, continued to offer group life, disability, dental and stop loss insurance.  Effective July 31, 2013, SLNY ceded 100% of its net group life, disability, dental and stop-loss insurance to an affiliate of SLF.

On September 27, 2013, following completion of the Sale Transaction, the Company’s Board of Directors authorized the Company to issue funding agreements, fixed annuities, variable annuities, single premium life insurance and private placement products on a fixed and variable basis and to utilize its existing Separate Accounts in connection therewith.  On November 4, 2013, the Company began writing new annuity business with the launch of a fixed annuity.

BASIS OF PRESENTATION

The accompanying statutory financial statements of the Company are presented on the basis of accounting principles prescribed or permitted by the Delaware Department of Insurance (the “Department”).  The Department recognizes only statutory accounting principles prescribed or permitted by the State of Delaware for determining and reporting the financial condition and results of operations of an insurance company and for determining its solvency under the Delaware Insurance Law.  The National Association of Insurance Commissioners’ (“NAIC”) Accounting Practices and Procedures Manual (“NAIC SAP”) has been adopted as a component of prescribed or permitted principles by the State of Delaware.  As of December 31, 2009 and until December 31, 2012, the Company had received a permitted practice from the Insurance Commissioner of the State of Delaware (the “Commissioner”) related to Statement of Statutory Accounting Principles (“SSAP”) No. 97, Investments in Subsidiary, Controlled and Affiliated Entities, A Replacement of SSAP No. 88 (“SSAP No. 97”), specifically paragraph 8.b.i to record the unaudited statutory equity of the Company’s previously wholly-owned subsidiary, Independence Life and Annuity Company (“ILAC”), as an admitted asset.  ILAC was not required to prepare audited financial statements under regulations adopted in its respective states of domicile, Delaware and Rhode Island, for the years ended 2012 and 2011, respectively.  Effective December 10, 2012, after receiving regulatory approval, ILAC redomesticated from the State of Rhode Island to the State of Delaware. The Company would not have triggered a regulatory event if the permitted practice had not been used.  During the first quarter of 2013, the Company distributed all of the issued and outstanding shares of ILAC to the Former Parent.  (Refer to Note 2 for additional information concerning the Company’s change of control on August 2, 2013, effective August 1, 2013.)

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2013 AND 2012 AND FOR THE YEARS ENDED DECEMBER 31, 2013, 2012 AND 2011

1.	DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
CONTINUED)

A reconciliation of the Company’s capital and surplus between NAIC SAP and practices prescribed and permitted by the State of Delaware is shown below.  There is no difference in the Company’s net income (loss) between NAIC SSAP and practices prescribed and permitted by the State of Delaware.

(In Thousands)	State of Domicile	2013	2012	2011
SURPLUS
Company state basis	Delaware	$1,410,420	$1,235,854	$1,315,271
State Permitted Practice that increase
NAIC SAP: unaudited subsidiary	Delaware	-	64,186	61,818
NAIC SAP		$1,410,420	$1,171,668	$1,253,453

Accounting principles and procedures of the NAIC as prescribed or permitted by the Department comprise a comprehensive basis of accounting other than accounting principles generally accepted in the United States of America (“GAAP”).  The more significant differences that affect the Company are as follows:

Under statutory accounting principles, financial statements are not consolidated.  Investments in domestic life insurance subsidiaries, as defined by SSAP No. 97 are carried at their audited net statutory equity value.  The changes in value are recorded directly to surplus.  Non-public, non-insurance subsidiaries and controlled partnerships are carried at audited GAAP equity value.  Dividends paid by subsidiaries to the Company are included in the Company’s net investment income.

Statutory accounting principles do not recognize the following assets or liabilities, which are recognized under GAAP: deferred policy acquisition costs, unearned premium reserve and statutory non-admitted assets. Deferred policy acquisition costs do create a temporary tax difference as disclosed in Note 14.  An asset valuation reserve (“AVR”) and interest maintenance reserve (“IMR”) are established under statutory accounting principles but not under GAAP.  Methods for calculating real estate investment valuation allowances differ under statutory accounting principles and GAAP.  Actuarial assumptions and reserving methods differ under statutory accounting principles and GAAP.  There are certain limitations on net deferred tax assets (“DTAs”) under statutory accounting principles. The MVA contracts are classified within the General Account under GAAP, but are classified within the Separate Account under statutory accounting principles.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2013 AND 2012 AND FOR THE YEARS ENDED DECEMBER 31, 2013, 2012 AND 2011

1.	DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
(CONTINUED)

Under GAAP, investments in fixed maturity securities classified as available-for-sale or trading are carried at aggregate fair value.  Changes in unrealized gains and losses are reported net of taxes in a separate component of stockholder’s equity for available-for-sale securities and changes in unrealized gains and losses on trading securities are recorded in net investment income.  Fixed maturity securities are generally carried at amortized cost under statutory accounting principles.

All derivatives are used for hedging purposes; however, the Company does not currently believe that the cost of employing hedge accounting is cost justified.  As a result, derivatives are carried at market value on both a U.S. GAAP and NAIC basis.  Unrealized gains and losses on derivatives are recognized in income for U.S. GAAP purposes and flow through surplus on an NAIC basis.

USE OF ESTIMATES

The preparation of financial statements in conformity with statutory accounting principles prescribed or permitted by the State of Delaware requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities.  It also requires disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the period.  Actual results could differ from those estimates.  The most significant estimates are those used in determining the fair value of financial instruments, allowance for loan losses, aggregate reserves for life policies and contracts, deferred income taxes, provision for income taxes and other-than-temporary-impairments (“OTTI”) of investments.

CORRECTION OF ERRORS

The Company did not have any correction of errors during 2013 or 2012.  Adjustments were recorded during 2011 to correct the Company’s prior year contract loan balances which were overstated due to inaccurate interest rates on certain loan balances related to single premium whole life (“SPWL”) policies. The adjustments were as follows: a decrease to Contract loans of $107.2 million, an increase to Amounts recoverable from reinsurers of $3.0 million, an increase to Other liabilities of $2.3 million, and a decrease to Funds held under coinsurance of $106.5 million. These adjustments did not have an impact on the Company’s surplus or net income for the period the adjustment was made or prior periods due to the 100% funds-withheld reinsurance agreement with the Company’s former affiliate, Sun Life Assurance Company of Canada (“SLOC”), including its United States Branch (the “U.S. Branch”).

RECLASSIFICATIONS

Certain prior year amounts have been reclassified to conform with the current year financial statement presentation.

FINANCIAL INSTRUMENTS

In the normal course of business, the Company enters into transactions involving various types of financial instruments, including cash equivalents, short-term investments, debt and equity securities and mortgage loans.  These instruments involve credit risk and also may be subject to risk of loss due to interest rate fluctuation.  The Company evaluates and monitors each financial instrument individually and, when appropriate, obtains collateral or other security to minimize losses.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2013 AND 2012 AND FOR THE YEARS ENDED DECEMBER 31, 2013, 2012 AND 2011

1.	DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Company in preparing the accompanying statutory-based financial statements:

CASH, CASH EQUIVALENTS AND SHORT-TERM INVESTMENTS

Cash, cash equivalents and short-term investments are highly liquid securities.  The Company’s cash equivalents primarily include cash, commercial paper and money market investments which have an original term to maturity of less than three months.  Short-term investments include debt instruments with a term to maturity exceeding three months, but less than one year on the date of acquisition.  Cash equivalents and short-term investments are stated at amortized cost, which approximates fair value.

INVESTMENTS

Debt Securities

Investments in debt securities including bonds, mortgage-backed securities (“MBS”) and asset-backed securities (“ABS”) are stated at amortized cost using the scientific method.  Where the NAIC rating has fallen to 6 and the fair value has fallen below amortized cost, they are stated at fair value.  Adjustments to the value of MBS and ABS securities based on changes in cash flows, including those related to changes in prepayment assumptions, are made retrospectively.  As part of this process, a third-party vendor for each security type was appointed by the NAIC to develop a revised NAIC rating methodology.  The ratings for these residential mortgage-backed securities (“RMBS”) and commercial mortgage-backed securities (“CMBS”) were determined by comparing the insurer’s carrying value divided by remaining par value to price ranges provided by the third-party vendors corresponding to each NAIC designation.  Comparisons were initially made to the model based on amortized cost.  Where the resulting rating was a NAIC 6 per the model, further comparison based on fair value was required which, in some cases, resulted in a higher final NAIC rating.

The definition of structured securities under SSAP No. 43R, Loan Backed and Structured Securities – Revised (“SSAP No. 43R”), was modified in 2011 to include within the category of ABS certain debt securities that were previously classified by the Company as issuer obligations.  The types of securities reclassified under the revised definition included certain equipment trust certificates, guaranteed contracts, secured leases and secured contracts.  Note that certain types of ABS and MBS securities do not follow the revised rating methodology described above, including, but not limited to, equipment trust certificates, credit tenant loans, 5*/6* securities, interest only securities, and those with Securities Valuation Office (“SVO”) assigned NAIC designations.  Interest income on bonds, MBS, and ABS is recognized when earned based upon estimated principal repayments, if applicable.  For debt securities subject to prepayment risk, yields are recalculated and asset balances adjusted periodically so that expected return on future cash flows matches the expected return over the life of the investment from acquisition.  If the collection of all contractual cash flows is not probable, an OTTI may be indicated.  The process of analyzing securities for an OTTI adjustment is further described in Note 3.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2013 AND 2012 AND FOR THE YEARS ENDED DECEMBER 31, 2013, 2012 AND 2011

1.	DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Preferred Stocks, Common Stocks and Other Equity Investments

Preferred stocks with an NAIC designation of 1 through 3 are stated at amortized cost.  Those with NAIC designations of 4 through 6 are stated at the lower of amortized cost or fair value.  Common stocks are stated at fair value except investments in subsidiaries.  The latter are carried based on the underlying statutory equity of the subsidiary.  The Company accounts for its investments in subsidiaries in accordance with SSAP No. 97 with the exception of the prior permitted practice granted by the Commissioner discussed previously.  The Company has ownership interests in joint ventures and partnerships which are carried at values based on the underlying equity of the investee in accordance with SSAP No. 48, Joint Ventures, Partnerships and Limited Liability Companies (“SSAP No. 48”), and SSAP No. 93, Accounting for Low Income Housing Tax Credit Property Investments (“SSAP No. 93”).  Audited financial statements are received on an annual basis.  OTTI on stocks is evaluated under the methodology described in Note 3.

Mortgage Loans

Mortgage loans are stated at unpaid principal balances, net of provisions for estimated losses.  Mortgage loans acquired at a premium or discount are stated at amortized cost using the effective interest rate method, net of provisions for estimated losses.  Purchases and sales of mortgage loans are recognized or derecognized in the Company’s balance sheet on the loan’s trade date, which is the date that the Company commits to purchase or sell the loan.  Transaction costs on mortgage loans are capitalized on initial recognition and are recognized in the Company’s Statement of Operations using the effective interest rate method.  Mortgage loans, which primarily include commercial first mortgages, are diversified by property type and geographic area throughout the United States.  Mortgage loans are collateralized by the related properties and generally are no more than 75% of the property’s value at the time that the original loan is made.  The Company regularly assesses the value of the collateral.

A mortgage loan is considered impaired when it is probable that the principal or interest is not collectible in accordance with the contractual terms of the loan. When a mortgage loan is classified as impaired, allowances for credit losses are established to adjust the carrying value of the loan to its net recoverable amount.

The allowance for credit losses are estimated using the present value of expected cash flows discounted at the loan’s effective interest rate or the fair value of the collateral, if the loan is collateral dependent.  A specific allowance for loan loss is established for an impaired loan if the present value of expected cash flows discounted at the loan’s effective interest rate, or the fair value of the collateral less cost to sell, is less than the recorded amount of the loan.  The full extent of impairment in the mortgage portfolio cannot be assessed solely by reviewing these loans individually.  A general allowance for loan loss is established based on an assessment of past loss experience on groups of loans with similar characteristics and current economic conditions.  While management believes that it uses the best information available to establish the loan loss allowances, future adjustments may become necessary if economic conditions differ from the assumptions used in calculating them.

Interest income is recognized on impaired mortgage loans when the collection of contractually specified future cash flows is probable, in which case cash receipts are recorded in accordance with the effective interest rate method.  Interest income is not

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2013 AND 2012 AND FOR THE YEARS ENDED DECEMBER 31, 2013, 2012 AND 2011

1.	DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

recognized on impaired mortgage loans and these mortgage loans are placed on non-accrual status when the collection of contractually specified future cash flows is not probable, in which case cash receipts are applied in the following order: first against the carrying value of the loan, then against the provision, and then to income.  The accrual of interest resumes when the collection of contractually specified future cash flows becomes probable based on certain facts and circumstances.

Changes in allowances for losses are recorded as changes in unrealized gains and losses to surplus.  Once the conditions causing impairment improve and future payments are reasonably assured, the mortgages are no longer classified as impaired and the Company resumes accrual of income.  However, if the original terms of the contract have been changed resulting in the Company providing an economic concession to the borrower at below market rates, then the mortgage is reclassified as restructured.

If the conditions causing impairment do not improve and future payments remain unassured, the Company typically derecognizes the asset through disposition or foreclosure.  Uncollectible collateral-dependent loans are written off through realized losses for any difference between the carrying value and amount received for the underlying property at the time of disposition or foreclosure.

Real Estate

Real estate includes properties held for investment and properties held for sale. Real estate held for investment is stated at depreciated cost using the straight-line method net of encumbrances.  Properties held for sale are carried at the lower of depreciated cost or fair value less encumbrances and disposition costs.

Contract Loans

Contract loans are carried at the amount of outstanding principal balance.  Contract loans are collateralized by the related insurance policy and do not exceed the net cash surrender value of such policy.

Asset Valuation Reserve and Interest Maintenance Reserve

The AVR is established as a liability based upon a formula prescribed by the NAIC to offset potential credit-related investment losses on all invested assets, with changes in the AVR charged or credited directly to surplus.  The IMR is established as a liability to capture realized gains and losses, net of income tax, on the sale of fixed income investments, principally bonds, mortgage loans and derivatives, resulting from changes in the general level of interest rates, and is amortized into income over the remaining years to expected maturity of the assets sold.

Derivatives

As part of the Company’s overall risk management policy, the Company uses interest rate swaps, over the counter (“OTC”) and listed options, exchange-traded futures, currency forwards, currency swaps and swaptions.  Swaps purchased are stated at fair value and changes in fair value are recorded through unrealized gains/losses within surplus.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2013 AND 2012 AND FOR THE YEARS ENDED DECEMBER 31, 2013, 2012 AND 2011

1.	DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

The Company utilized interest rate swaps to hedge interest rate risk arising from the variability of cash flows due to certain variable rate funding agreements.  These swaps were designated as cash flow hedges.  Interest rate swaps that qualify for hedge accounting treatment were recognized in a manner consistent with the hedged item, at amortized cost.  At the date of designation, the fair value of the associated interest rate swap which had previously been recorded as an unrealized loss to surplus is fixed with subsequent amortization into income through the related policy’s maturity date.  In the event a swap is not proven highly effective, it is stated at fair value and then changes in fair value are recorded through unrealized gains/losses within surplus. These swaps were used to hedge the Medium Term Note program which matured in October, 2013.

The Company utilizes OTC put options and exchange traded futures on the Standard & Poor’s 500 Composite Stock Price Index (the “S&P 500 Index”) and other indices to hedge against stock market exposure inherent in the mortality and expense risk charges and guaranteed minimum death and living benefit features of the Company's variable annuities.  These options are stated at fair value.  Changes in fair value for options purchased on January 1, 2003 and after are recorded in unrealized gains/losses within surplus.  The Company also purchases OTC and listed call options and exchange traded futures on the S&P 500 Index and other indices to economically hedge its obligation under certain fixed indexed annuity contracts.  The interest credited on these 1, 3, 5, 7 and 10 year term products are based on the changes in the S&P 500 Index.

The Company uses currency swaps to hedge against the risk of fluctuations in foreign currency exchange rates.  Currency swaps are marked to market.  Changes in fair value are recorded as unrealized gains/losses within surplus.  Swaptions are utilized by the Company to hedge exposure to interest rate risk.  At the trade date of a swaption, a premium is paid to the counterparty and recorded as an asset.  At expiration, swaptions either cash settle for value, settle into an interest rate swap or expire worthless.  Swaptions are marked to market and changes in fair value are recorded in unrealized gains/losses within surplus.  Credit valuation adjustments (“CVAs”) are necessary to properly reflect the component of fair value of derivative instruments that arises from default risk.  CVAs are based on a methodology that uses credit default swap (“CDS”) spreads as a key input in determining an implied level of expected loss over the total life of the derivative contract.  Where no observable CDS spreads are available, the counterparty’s or the Company’s credit spreads derived from bond yields are used instead.  CVAs are intended to achieve a fair value of the underlying contracts and are normally based on publicly available information.  The CVAs also take into account contractual factors designed to reduce the Company’s credit exposure to each counterparty, such as collateral and legal rights of offset.  CVAs are not recorded for interest rate swaps used as cash flow hedges when proven highly effective.

POLICY AND CONTRACT RESERVES

The reserves for life insurance and annuity contracts are computed in accordance with presently accepted actuarial standards, and are based on actuarial assumptions and methods (including use of published mortality tables and prescribed interest rates) which produce reserves at least as great as those required by law and/or contract provisions.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2013 AND 2012 AND FOR THE YEARS ENDED DECEMBER 31, 2013, 2012 AND 2011

1.	DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Liabilities for unpaid claims consist of the estimated amount payable for claims reported but not yet settled and an estimate of claims incurred but not reported.  The amounts reported are based upon historical experience, adjusted for trends and current circumstances.  Management believes that the recorded liability is sufficient to provide for the associated claims adjustment expenses.  Revisions of these estimates are included in operations in the year such adjustments are determined to be required.

INCOME TAXES

The Company accounts for current and deferred income taxes and recognizes reserves for income tax contingencies in accordance with SSAP No. 101, Income Taxes, A Replacement of SSAP No. 10R and SSAP No. 10 (“SSAP No. 101”).  Under the applicable asset and liability method for recording deferred income taxes, deferred taxes are recognized when assets and liabilities have different values for financial statement and tax reporting purposes, using enacted tax rates in effect for the year in which the differences are expected to reverse.  The effect of a change in tax rates on DTAs and deferred tax liabilities (“DTLs”) is recognized in the period that includes the enactment date.  Valuation allowances on DTAs are estimated based on the Company’s assessment of the realizability of such amounts.  Refer to Note 14 of the Company’s financial statements for further discussion of the Company’s income taxes.

INCOME AND EXPENSES

Life premiums are recognized as income over the premium paying period of the related policies.  Annuity considerations are recognized as revenue when received.  Expenses, such as commissions and other costs applicable to the acquisition of new business are charged to operations as incurred.

SEPARATE ACCOUNTS

The Company has established unitized Separate Accounts applicable to various classes of contracts providing for variable benefits.  Contracts for which funds are invested in the variable Separate Accounts include individual and group life and annuity contracts.

The Company has also established non-unitized separate accounts for certain contracts that include a MVA feature associated with fixed rates, including for amounts allocated to the fixed portion of certain combination fixed and variable deferred annuity contracts.  The assets of the non-unitized Separate Accounts are not legally insulated and can be used to satisfy claims resulting from the general account.  (See Note 12 for additional information.)

Net investment income, capital gains and losses, and changes in mutual fund asset values on the variable Separate Accounts are allocated to policyholders and therefore do not affect the operating results of the Company.  Assets held in the variable Separate Accounts are carried at fair value. The investment risk of such securities is retained by the contractholder.  The Company earns separate account fees for providing administrative services and bearing the mortality risks related to contracts for which funds are invested in variable Separate Accounts.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2013 AND 2012 AND FOR THE YEARS ENDED DECEMBER 31, 2013, 2012 AND 2011

1.	DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

The activity of the variable Separate Accounts is not reflected in the Company’s financial statements except for the following:
•	The fees that the Company receives, which are assessed periodically and recognized as revenue when assessed.

•
The activity related to the guaranteed minimum death benefit, guaranteed minimum accumulation benefit and guaranteed minimum withdrawal benefit, which is reflected in the Company’s financial statements.

•	Premiums and withdrawals with offsetting transfers to/from the variable Separate Accounts are reflected in the Statement of Operations.

•
Transfers from the variable Separate Accounts due and accrued, which include accrued expense allowances receivable from the variable Separate Accounts and the aggregate surplus (income) due and accrued from MVA contracts.

•
The dividends-received-deduction (“DRD”), which is included in the Company’s income tax expense, is calculated based upon the variable Separate Accounts’ assets held in connection with variable contracts.

ACCOUNTING PRONOUNCEMENTS

New and Adopted Accounting Pronouncements

Effective January 1, 2013, the NAIC adopted SSAP No. 104 Share-Based Payments (“SSAP No. 104”).  SSAP No. 104 provides statutory accounting principles for transactions in which an entity exchanges its equity instruments with employees in share-based payment transactions and adopts, with modification, GAAP guidance for stock options and stock purchase plans within GAAP Accounting Standards Codification Topic 718.  The adoption of the statement did not have a significant impact on the financial statements of the Company.

Effective January 1, 2013, the NAIC adopted SSAP No. 103, Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities (“SSAP No. 103”).  SSAP No. 103 replaces SSAP No. 91R of the same name and establishes new conditions for when a transferred financial asset is accounted for as a sale in addition to removing the concept of a qualifying special-purpose entity. The adoption of the standard did not have a significant impact on the financial statements of the Company.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2013 AND 2012 AND FOR THE YEARS ENDED DECEMBER 31, 2013, 2012 AND 2011

1.	DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Effective January 1, 2012, the NAIC adopted SSAP No. 101.  Under SSAP No. 101, DTAs are admitted based on a realization threshold limitation table.  The Company recorded the following changes in surplus as of January 1, 2012 a result of the adoption:

(In Thousands)
Reclassification of SSAP No. 10R write-in within surplus	$ 71,677
Change in non-admitted DTA as a result of adoption	(49,877)
Cumulative effect of change in accounting principle	$ 21,800

Prior to the adoption of SSAP No. 101, the Company accounted for income taxes under SSAP No. 10R, Income Taxes – Revised, A Temporary Replacement of SSAP No. 10 (“SSAP No. 10R”), which provided for a three-year reversal period and 15% of adjusted surplus.  The application of SSAP No. 10R resulted in an increase of $71.7 million in the Company’s surplus at December 31, 2011.

Effective January 1, 2012, the NAIC revised the disclosure requirements of SSAP No. 100, Fair Value Measurements, to clarify the disclosures of the fair value of financial instruments. The changes in the disclosures have been reflected in Note 13.

Effective December 31, 2011, the NAIC adopted SSAP No. 5R, Liabilities, Contingencies and Impairments of Assets (“SSAP No. 5R”).   SSAP No. 5R requires entities to recognize, at the inception of a guarantee, a liability for the obligations it has undertaken in issuing the guarantee, even if the likelihood of having to make payments under the guarantee is remote.  Guarantees made to/or on behalf of a wholly-owned subsidiary, and inter-company and related party guarantees that are considered “unlimited”, are exempted from the initial liability recognition.  As such, the guidance did not have a significant impact upon adoption.  The additional disclosures required by SSAP No. 5R have been incorporated in Note 2.

Effective January 1, 2011, the NAIC adopted changes to SSAP No. 43R.  These changes included broadening the definition of loan-backed and structured securities (“LBSS”) and clarification of the requirement to bifurcate realized gains and losses between the AVR and the IMR.  Neither of the changes had a material impact on the Company's statutory net income or surplus.

Effective January 1, 2011, the NAIC adopted SSAP No. 35R, Guaranty Fund and Other Assessments (“SSAP No. 35R”).  SSAP No. 35R modifies the conditions required before recognizing liabilities for insurance-related assessments.  The liability is not recognized until the event obligating an entity to pay an imposed or probable assessment has occurred.  The adoption of SSAP No. 35R did not have a significant impact on the financial statements of the Company.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2013 AND 2012 AND FOR THE YEARS ENDED DECEMBER 31, 2013, 2012 AND 2011

1.	DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Accounting Standards Not Yet Adopted

Effective January 1, 2014, the NAIC adopted SSAP No. 105, Working Capital Finance Investments (“SSAP No. 105”).  SSAP No. 105 amends SSAP No. 20, Nonadmitted Assets, to allow working capital finance investments as admitted assets to the extent they conform to the requirements of this statement. The Company currently does not have any working capital investments as of the effective date.

2.	RELATED PARTY TRANSACTIONS

The Company has significant transactions with affiliates and former affiliates.  Intercompany revenues and expenses recognized under these agreements may not necessarily be indicative of costs that would be incurred if the Company operated on a stand-alone basis and if these transactions were with unrelated parties.  Below is a summary of significant transactions with affiliates and former affiliates for the reporting period.

Investments in Subsidiaries

The Company directly or indirectly owned all of the outstanding shares or members interest of the following entities, which are recorded as investments in subsidiaries in the common stock balance of the Company’s statutory financial statements:

•	SLNY (owned as of December 31, 2013 and 2012)
•	ILAC (owned as of December 31, 2012 and distributed to Former Parent during 2013)
•	Clarendon Insurance Agency, Inc., (“Clarendon”) a registered broker-dealer (owned as of December 31, 2013 and 2012)
•	SLF Private Placement Investment Company I, LLC (carried at a zero equity value and owned as of December 31, 2013 and 2012)
•	DL Information Services Canada Inc., (“DL Canada”) (formed during 2013 and owned as of December 31, 2013)
•	DL Information Services Ireland Limited, (“DL Ireland”) (formed during 2013 and owned as of December 31, 2013)
•	SL Investment DELRE Holdings 2009-1, LLC, (the “LLC”) (owned as of December 31, 2013 and 2012)

In addition, SLNY Private Placement Investment Company I, LLC, which was owned by SLNY and carried at a zero equity value, was dissolved during the fourth quarter of 2012.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2013 AND 2012 AND FOR THE YEARS ENDED DECEMBER 31, 2013, 2012 AND 2011

2.	RELATED PARTY TRANSACTIONS (CONTINUED)

Summarized combined financial information of the Company’s subsidiaries, are as follows:

	Years Ended December 31,
(In Thousands)	2013	2012
Assets	$ 3,196,021	$ 3,733,791
Liabilities	2,794,618	3,239,634
Total net assets	$ 401,403	$ 494,157
Total revenues	$ 105,629	$ 272,476
Operating expenses	84,442	216,718
Income tax expense	295	16,379
Net gain	$ 20,892	$ 39,379

The net asset is recorded in common stocks and other invested assets on the balance sheet.  The net gain is recorded in surplus through the change in unrealized capital gain (loss) in the statement of changes in capital stock and surplus.

The Company does not own shares of an upstream intermediate entity or ultimate parent, directly or indirectly, via a downstream subsidiary, controlled, or affiliated entity.

Reinsurance Related Agreements

As more fully described in Note 9, the Company is party to reinsurance transactions with affiliates.

On July 31, 2013, the Company consented to a Novation Agreement between its former affiliate, the U.S. Branch, and an affiliate, Sun Life Reinsurance (Barbados) No. 3 Corp. ("Barbco 3").  Pursuant to the Novation Agreement, Barbco 3 was substituted as reinsurer under the June 12, 2000 reinsurance agreement between the Company and the U.S. Branch, whereby the Company ceded to the U.S. Branch, on a yearly renewable term basis, certain risks under group flexible premium variable universal life policies.  The U.S. Branch transferred $241 million of invested assets and accrued interest and $33 million of cash to Barbco 3 to support the assigned liabilities. The Novation Agreement and transfers were effective upon the close of the Sale Transaction.

In December 2012, the Board of Directors of the Company approved the recapture of 100 percent of the risks under certain SPWL policies that were reinsured to its former affiliate, SLOC, pursuant to a December 31, 2003 reinsurance agreement.  The transaction was effective for the first quarter of 2013, and the Company recorded a decrease to surplus of approximately $34.7 million.

The Company has a reinsurance agreement with Barbco 3, an affiliate, to cede all of the risks associated with certain in-force corporate and bank-owned variable universal life and private placement variable universal life policies on a combination coinsurance and coinsurance with funds-withheld. (Refer to Note 9 for more detail.)

Capital Transactions

In December 2012, the Company’s Board of Directors approved the extraordinary distribution of all of the issued and outstanding shares of the Company’s previously wholly-owned subsidiary, ILAC, to the Former Parent.  The Company received regulatory approval and ILAC was distributed effective January 1, 2013.  The net impact to the Company's surplus was a decrease of $64.2 million.  The Company recorded the distribution as a return of gross paid in and contributed surplus.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2013 AND 2012 AND FOR THE YEARS ENDED DECEMBER 31, 2013, 2012 AND 2011

2.	RELATED PARTY TRANSACTIONS (CONTINUED)

The Company did not receive any capital contributions from the Parent or Former Parent during the years ended December 31, 2013, 2012 and 2011.  No dividends were paid during the years ended December 31, 2013 and 2012.  During the year ended December 31, 2011, the Company paid an extraordinary cash dividend of $300.0 million to the Former Parent.

Other Invested Assets

The Company also owned the membership interest of the LLC. During 2013, mortgages with a value of $11.8 million were transferred to the Company’s subsidiary, the LLC, and $54.5 million was transferred from the LLC.  The LLC distributed capital of $19.4 million to the Company.

Mortgages transferred into the LLC in 2012 were valued at approximately $41.1 million, representing both book and market values.

Debt and Surplus Note Transactions

The details of borrowed money due affiliates and former affiliates at December 31, 2013 were as follows (amounts in thousands):

Issue Date	Payees	Type	Rate	Maturity	Principal/ Carrying Value	Interest Expense Year Ended December 31, 2013
09/19/2006	Sun Life Financial Global Funding III, L.L.C.	Demand	Libor plus 0.35%	10/06/2013	$ -	$ 496
	Total borrowed money				$ -	496

The details of borrowed money due affiliates and former affiliates at December 31, 2012 were as follows (amounts in thousands):

Issue Date	Payees	Type	Rate	Maturity		Interest Expense Year Ended December 31, 2012
07/22/2002	Sun Life Assurance Company of Canada, U.S. Branch	Promissory	5.710%	06/30/2012	$ -	$ 514
09/19/2006	Sun Life Financial Global Funding III, L.L.C.	Demand	Libor plus 0.35%	10/06/2013	100,000	836
	Total borrowed money				$100,000	$ 1,350

On June 26, 2013, Sun Life Financial Insurance and Annuity Company (Bermuda) Ltd, an affiliate now known as Delaware Life Insurance and Annuity Company (Bermuda) Ltd. (“DLIAC”), issued a floating rate revolving credit note payable to the Company, pursuant to which DLIAC can borrow up to $40 million from the Company.  The interest on outstanding principal is based on LIBOR plus 0.60%.  The interest will accrue monthly and be payable on the last day of the fiscal quarter starting on September 30, 2013.  The note will mature on June 30, 2015.  No balance was outstanding at December 31, 2013.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2013 AND 2012 AND FOR THE YEARS ENDED DECEMBER 31, 2013, 2012 AND 2011

2.	RELATED PARTY TRANSACTIONS (CONTINUED)

As of December 31, 2011, the Company had an $18.0 million outstanding promissory note that was originally issued to a former affiliate, Sun Life (Hungary) Group Financing Limited Company (“Sun Life (Hungary) LLC”), for which the Company paid interest semi-annually.  On June 2, 2011, Sun Life (Hungry) LLC sold the $18.0 million note to SLOC, a former affiliate.  With the exception of the change in lenders, this transaction did not have any impact on the terms of the promissory note.  Effective June 2, 2011, the Company began paying the related interest to SLOC. On June 29, 2012, the Company paid the $18.0 million of outstanding principal, plus $0.5 million in accrued interest to SLOC due to the maturity of the note.  Related to this note, the Company incurred interest expense of $0.5 million and $1.0 million for the years ended December 31, 2012 and 2011, respectively.

Surplus notes previously issued by the Company to Sun Life Financial (U.S.) Finance, Inc. (“Sun Life Finance”), a former affiliate, were transferred as part of the Sale Transaction.

As of December 31, 2013 and 2012, the Company had $565.0 million of surplus notes outstanding.  During 2013, the Company entered into an agreement with Deutsche Bank Trust Company Americas (“DBTCA”), whereby the surplus notes are taken into custody by the bank on behalf of the holders of the surplus notes (the “Noteholders”).  DBTCA collects all surplus note payments and distributes such funds to the Noteholders.  The DBTCA agreement allows the Noteholders to transfer any part of the surplus notes they hold, subject to the consent of the Company and with proper notice given to DBTCA.  As of December 31, 2013, the Noteholders are as follows:

•	DLICM, LLC
•	DLICT, LLC
•	DLPR, LLC
•	EquiTrust Life Insurance Company
•	Guggenheim Life and Annuity Company
•	Heritage Life Insurance Company
•	Midland National Life Insurance Company
•	North American Company for Life and Health Insurance
•	Paragon Life Insurance Company of Indiana
•	Security Benefit Life Insurance Company

The details of outstanding surplus notes at December 31, 2013 were as follows (amounts in thousands):

						Interest
					Principal/	Paid
					Carrying	Year Ended
Issue Date	Type	Rate	Maturity	Face Amount	Value	December 31, 2013
12/15/1995	Surplus	6.150%	12/15/2027	$ 150,000	$ 150,000	$ 9,225
12/15/1995	Surplus	7.626%	12/15/2032	150,000	150,000	11,439
12/15/1995	Surplus	6.150%	12/15/2027	7,500	7,500	461
12/15/1995	Surplus	7.626%	12/15/2032	7,500	7,500	572
12/22/1997	Surplus	8.625%	11/06/2027	250,000	250,000	21,563
				$ 565,000	$ 565,000	$ 43,260

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2013 AND 2012 AND FOR THE YEARS ENDED DECEMBER 31, 2013, 2012 AND 2011

2.	RELATED PARTY TRANSACTIONS (CONTINUED)

The details of outstanding surplus notes due to a former affiliate, Sun Life Finance, at December 31, 2012 were as follows (amounts in thousands):

						Interest
					Principal/	Paid
					Carrying	Year Ended
Issue Date	Type	Rate	Maturity	Face Amount	Value	December 31, 2012
12/15/1995	Surplus	6.150%	12/15/2027	$ 150,000	$ 150,000	$ 9,225
12/15/1995	Surplus	7.626%	12/15/2032	150,000	150,000	10,991
12/15/1995	Surplus	6.150%	12/15/2027	7,500	7,500	461
12/15/1995	Surplus	7.626%	12/15/2032	7,500	7,500	483
12/22/1997	Surplus	8.625%	11/06/2027	250,000	250,000	21,563
				$ 565,000	$ 565,000	$ 42,723

The surplus notes and accrued interest thereon, are subordinate to payments due to policyholders, claimant and beneficiary claims; as well as all other classes of creditors other than surplus note holders. After payment in full of certain obligations set forth in 18 Del. C. s. 5918, and prior to any payment to a shareholder in respect of such shareholder’s ownership interest in the Company, the holder of the surplus note shall be entitled to receive payment in full of all amounts due to the note holder.  Any redemption shall be subject to the prior written consent of the Commissioner.

During 2012, the Company applied for and received approval from the Department for certain modifications to two surplus notes payable to Sun Life Finance. The modifications extended the maturity dates on both surplus notes from December 15, 2015 to December 15, 2032, changed the interest rates from 6.125% per annum and 7.25% per annum to 7.626% per annum and modified the prepayment language in both surplus notes.  These changes were effective October 1, 2012.  The Company expensed $43.3 million, $42.7 million and $42.6 million for interest on these surplus notes for years ended December 31, 2013, 2012 and 2011, respectively.  Total interest paid through December 31, 2013 is approximately $727.0 million.  There have been no principal payments since original issuance of the above notes.

Each accrual and payment of interest on surplus notes may be made only with the prior approval from the Commissioner and only to the extent the Company has sufficient surplus earnings to make such payment.  The Company received approval for all payments and the related accrual in the amount of $4.3 million, as of December 31, 2013.

Institutional Investments Contracts

On September 12, 2006, the Company issued two floating rate funding agreements totaling $900.0 million to a former affiliate, Sun Life Financial Global Funding III, L.L.C. (“LLC III”), which matured on October 6, 2013.  On April 7, 2008, the Company issued a third floating rate funding agreement totaling $5.8 million to LLC III, which matured on December 1, 2011.  The Company paid $5.9 million to LLC III, including $0.01 million in interest due to the maturity of the third funding agreement.  Total interest credited for these three funding agreements was $3.0 million, $7.3 million and $5.9 million for the years ended December 31, 2013, 2012 and 2011, respectively.  On September 19, 2006, the Company also issued a $100.0 million floating rate demand note payable to LLC III which was paid during October 2013.  For interest on this demand note, the Company expensed $0.5 million, $0.8 million and $0.7 million for years ended December 31, 2013, 2012 and 2011, respectively. The Company entered into an interest rate swap agreement with LLC III with an aggregate notional amount of $900.0 million that effectively converted the floating rate payment obligations under the funding agreements to fixed rate obligations.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2013 AND 2012 AND FOR THE YEARS ENDED DECEMBER 31, 2013, 2012 AND 2011

2.	RELATED PARTY TRANSACTIONS (CONTINUED)

As part of the Sale Transaction, the Company transferred bonds and cash with a value of $1,024 million to an escrow account, which was used to settle the Company's obligations related to (1) the two floating rate funding agreements totaling $900 million issued to a former affiliate, LLC III due in October, 2013, (2) an interest rate swap with LLC III that effectively converted the floating rate payment obligations under the funding agreements to fixed rate obligations, and (3) a $100 million floating rate demand note issued to LLC III due in October 2013.  The Former Parent agreed to pay any shortage of funds in the escrow account to settle the funding agreements, the interest rate swap, and the demand note.  Excess funds in the escrow account after settlement of the funding agreements, interest rate swap, and the demand note totaling $12.1 million, were paid to the Former Parent.

The account values related to these funding agreements issued to LLC III were reported in the Company’s Statutory Statements of Admitted Assets, Liabilities, and Capital Stock and Surplus as a component of liability for deposit-type contracts.

On May 17, 2006, the Company issued a floating rate funding agreement of $900.0 million to Sun Life Financial Global Funding II, L.L.C. (“LLC II”), a former affiliate.  On April 7, 2008, the Company issued an additional floating rate funding agreement totaling $7.5 million to LLC II.  On July 1, 2011 and July 19, 2011, the Company paid $901.3 million and $7.5 million to LLC II due to the maturity of these two funding agreements.  The payments included $1.3 million of accrued interest. Total interest credited for these two funding agreements was $2.6 million for the year ended December 31, 2011.

The Company also issued a $100.0 million floating rate demand note payable to LLC II on May 24, 2006.    On July 19, 2011, the Company paid $100.0 million to LLC II, including $0.01 million in interest due to the maturity of the floating rate demand note.  For interest on this demand note, the Company expensed $0.3 million for the year ended December 31, 2011.

The Company had entered into an interest rate swap agreement with LLC II with an aggregate notional amount of $900.0 million that effectively converted the floating rate payment obligations under the funding agreement to fixed rate obligations.  This interest swap agreement expired on July 6, 2011 due to the maturity of the underlying floating rate funding agreement with LLC II.

Administrative Service Agreements and Other

The Company is party to various related party agreements.  Certain agreements with former affiliates were amended or terminated upon the close of the Sale Transaction described in Note 1.

For periods prior to August 1, 2013

From January 1, 2011 to July 31, 2013, the Company participated in a pension plan and other retirement plans sponsored by a former affiliate, Sun Life Financial (U.S.) Services Company, Inc. (“Sun Life Services”). Expenses under these plans were allocated to participating companies pursuant to approved inter-company agreements. The allocated expenses to the Company from Sun Life Services were $3.0 million, $18.0 million and $21.9 million for the period ended July 31, 2013 and the years ended December 31, 2012 and 2011, respectively.

On December 31, 2009 the Company transferred assets to Sun Life Services, which resulted in a sale-leaseback transaction.  At the time of the transfer, the Company established a liability, which represented the cost of certain of the assets transferred, and had been amortizing the liability over the remaining useful life of the assets on a straight-line basis.  During December, 2012, the value of the assets transferred were written down to zero, and the remaining liability was amortized into income.  The write-off resulted in an increase to surplus of approximately $8.6 million, pre-tax, as the leased assets had been previously non-admitted.  The Company has no remaining future minimum lease payments related to these assets.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2013 AND 2012 AND FOR THE YEARS ENDED DECEMBER 31, 2013, 2012 AND 2011

2.	RELATED PARTY TRANSACTIONS (CONTINUED)

Pursuant to an administrative services agreement between the Company and Sun Life Services, a former affiliate, Sun Life Services agreed to provide human resource services (e.g., recruiting and maintaining appropriately trained and qualified personnel and equipment necessary for the performance of actuarial, financial, legal, administrative, and other operational support functions) to the Company, and the Company agreed to reimburse Sun Life Services for the cost of such services, plus an arms-length based profit margin to be agreed upon by the parties.  Total expenses under this agreement were $38.7 million, $75.1 million and $91.1 million for the period ended July 31, 2013, and the years ended December 31, 2012 and 2011, respectively.  This agreement terminated in connection with the Sale Transaction.

The Company had an administrative services agreement with SLOC, a former affiliate, under which the Company provided various administrative services to SLOC upon request.  Pursuant to this agreement, the Company recorded reimbursements of $48.7 million, $129.6 million and $99.3 million for the period ended July 31, 2013, and the years ended December 31, 2012 and 2011, respectively.  This agreement terminated in connection with the Sale Transaction.

The Company had an administrative services agreement with SLOC, which provides that SLOC would furnish, as requested, certain services and facilities to the Company on a cost-reimbursement basis.  Expenses under this agreement amounted to approximately $12.2 million, $7.5 million, and $12.6 million for the period ended July 31, 2013, and the years ended December 31, 2012 and 2011, respectively.  This agreement terminated in connection with the Sale Transaction.

The Company had an administrative services agreement with Sun Life Information Services Canada, Inc. ("SLISC"), a former affiliate, under which SLISC provided administrative and support services to the Company in connection with the Company’s insurance and annuity business.  Expenses under this agreement amounted to approximately $10.6 million, $18.4 million and $19.3 million for the period ended July 31, 2013, and the years ended December 31, 2012 and 2011, respectively.  This agreement terminated in connection with the Sale Transaction.

The Company had service agreements with Sun Life Information Services Ireland Limited ("SLISIL"), a former affiliate, under which SLISIL provided various insurance related and information systems services to the Company.  Expenses under these agreements amounted to approximately $14.1 million, $25.3 million and $22.6 million for the period ended July 31, 2013, and the years ended December 31, 2012 and 2011, respectively.  These agreements terminated in connection with the Sale Transaction.

The Company had an administrative services agreement with SLC - U.S. Ops Holdings, a former affiliate, under which the Company provided administrative and investor services with respect to certain open-end management investment companies for which a former affiliate, Massachusetts Financial Services Company (“MFS”), served as the investment adviser, and which were offered to certain of the Company’s Separate Accounts established in connection with variable annuity contracts issued by the Company.  Amounts received under this agreement amounted to approximately $11.4 million, $14.2 million and $12.7 million for the period ended July 31, 2013, and the years ended December 31, 2012 and 2011, respectively.  This agreement terminated in connection with the Sale Transaction.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2013 AND 2012 AND FOR THE YEARS ENDED DECEMBER 31, 2013, 2012 AND 2011

2.	RELATED PARTY TRANSACTIONS (CONTINUED)

During 2012 and 2011, the Company paid $10.2 million and $35.9 million, respectively, in commission fees to Sun Life Financial Distributors, Inc. (“SLFD”), a former affiliate and broker dealer.

For period after August 1, 2013

The Company sponsors the Delaware Life Insurance Company 401(k) Savings Plan that qualifies under Section 401(k) of the Internal Revenue Code (the “401(k) Plan”) and includes a retirement investment account feature that qualifies under Section 401(a) of the Internal Revenue Code (the “RIA”).  Income and expenses under the 401(k) Plan and the RIA are allocated to participating companies pursuant to approved intercompany agreements. The total expenses for the period August 1, 2013 to December 31, 2013 were $1.4 million, of which $0.1 million was allocated to its subsidiary, SLNY.

The Company has a management services agreement with its subsidiary, SLNY, whereby the Company furnishes certain investment, actuarial, and administrative services to SLNY on a cost-reimbursement basis.  The Company received reimbursements related to this agreement of $12.1 million, $30.0 million and $31.2 million for the years ended December 31, 2013, 2012 and 2011, respectively.

The Company has an administrative services agreement with a former affiliate, Sun Capital Advisers LLC (“SCA”), an investment adviser, under which the Company provides administrative services with respect to certain open-end investment management companies for which SCA serves as the investment adviser, and which are offered to certain of the Company's Separate Accounts established in connection with variable contracts issued by the Company. Amounts received under this agreement amounted to approximately $4.1 million, $16.4 million and $16.6 million for the years ended December 31, 2013, 2012 and 2011.  The Company paid $8.5 million, $15.7 million and $17.9 million in investment management fees to SCA under a separate investment services agreement for the years ended December 31, 2013, 2012 and 2011, respectively.

The Company previously leased office space to its former affiliate, SLOC, under lease agreements with terms originally expiring on December 31, 2014. This lease was revised on January 1, 2013 in conjunction with the sale of the property to a former affiliate, the U.S. Branch.  Rent received by the Company under the leases amounted to approximately $12.6 million and $12.1 million for the years 2012 and 2011, respectively.  Rental income is reported as a component of net investment income.  (Refer to Note 17 for amount of lease commitments.)

In connection with the change in control disclosed in Note 1, the Company’s controlling persons agreed the Company would comply with the filing and other requirements contained in Section 5005(a) of the Delaware Insurance Code with respect to any transaction subject to Section 5005(a)(2) between (a) the Company, and (b) (I) Guggenheim Capital, LLC or a subsidiary thereof, or (II) Sammons Enterprises, Inc. or a subsidiary thereof.  The following are agreements between the Company and entities that are deemed affiliates of the Company for the purpose of filing and other requirements contained in Section 5005(a) of the Delaware Insurance Code.

1.
An investment management agreement between the Company and Guggenheim Partners Investment Management, LLC (“GPIM”), whereby GPIM provides investment management services for certain of the Company’s investments.  Expenses under this agreement amounted to approximately $6.7 million for the year ended December 31, 2013.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2013 AND 2012 AND FOR THE YEARS ENDED DECEMBER 31, 2013, 2012 AND 2011

2. RELATED PARTY TRANSACTIONS (CONTINUED)

2.
A services agreement between the Company and Guggenheim Commercial Real Estate Finance, LLC (“GCREF”), whereby GCREF provides mortgage loan sourcing, origination and administration services to the Company.  There were no expenses related to this agreement for the year ended December 31, 2013.

3.
A services agreement between the Company and Guggenheim Insurance Services, LLC (“GIS”), whereby GIS provides certain personnel, facilities, systems and equipment in conjunction with the provision of accounting and general services, insurance services and other advisory services to the Company.  Expenses under this agreement amounted to approximately $25.5 million for the year ended December 31, 2013.

4.
A services agreement between the Company and se2, llc ("se2"), under which se2 provides annuity and life insurance policy servicing and third party administrator services to the Company. Expenses under this agreement amounted to approximately $0.1 million for the year ended December 31, 2013.

The Company has an administrative services agreement dated January 1, 2002 with DLIAC, an affiliate, pursuant to which the Company performs various administrative services on behalf of DLIAC.

The Company has an administrative services agreement dated December 1, 2008 with its subsidiary, Clarendon, pursuant to which the Company provides services and facilities in connection with Clarendon’s business of supporting the wholesale distribution of the Company’s variable insurance and annuity products.

The Company has an administrative and tax services agreement dated January 1, 2010 with Barbco 3, an affiliate, pursuant to which the Company provides administrative and tax services to Barbco 3 on a cost- reimbursement basis.

The Company has an assignment and assumption agreement with the Parent, pursuant to which the Parent assigns to the Company all of the Parent’s right, title and interest in and to, and the Company assumes the obligations of the Parent under, a transition services agreement dated as of August 2, 2013 between the Parent and SLC - U.S. Ops Holdings, Inc.

The Company has an assignment and assumption agreement with the Parent, pursuant to which the Parent assigns to the Company all of the Parent’s right, title and interest in and to, and the Company assumes the obligations of the Parent under, a purchaser transition services agreement dated as of August 2, 2013 between the Parent and SLC - U.S. Ops Holdings.

The Company has an administrative services agreement with its subsidiary, DL Ireland, pursuant to which DL Ireland provides administrative and support services to the Company and its U.S. affiliates.

The Company has an administrative services agreement with its subsidiary, DL Canada, pursuant to which DL Canada provides administrative and support services to the Company and its U.S. affiliates.

The Company has a principal underwriter’s agreement dated April 1, 2002 with Clarendon, a subsidiary, pursuant to which Clarendon serves as principal underwriter and distributor for all variable insurance products issued by the Company.

The Company had $0.6 million and $71.0 million due from related parties at December 31, 2013 and 2012, respectively, and had $1.7 million and $18.5 million due to related parties, recorded as a component of Other liabilities, at December 31, 2013

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2013 AND 2012 AND FOR THE YEARS ENDED DECEMBER 31, 2013, 2012 AND 2011

2.	RELATED PARTY TRANSACTIONS (CONTINUED)

and 2012, respectively, under the terms of various management and service contracts which provide for cash settlements on a quarterly or more frequent basis.

Other Sale Related Transactions

During 2013, the Company sold its home office real estate property and three other properties (collectively, the “Property”) to the U.S. Branch, a former affiliate, for a total sale price of $88.0 million.  The Property was recorded as Properties held for sale as of December 31, 2012.  The sale price was equal to the fair market value of the Property, including personal property, fixtures, and equipment installed in or attached to the Property.  The sale of the Property resulted in a gain of $32.3 million.

During the second quarter of 2013, two of the Company's real estate subsidiaries, 7101 France Avenue, LLC and 7101 France Avenue Manager, LLC, were dissolved.  The conduit loan secured by the real estate owned by 7101 France Avenue, LLC was paid and the assets relating to the property were conveyed to the Company.

In connection with the Sale Transaction these assets were subsequently sold to the U.S. Branch, a former affiliate, at fair market value totaling $16.5 million and resulted in a pre-tax gain of $4.9 million.  In addition, one of the Company’s real estate subsidiaries, Sun MetroNorth, LLC, was sold to the U.S. Branch at fair market value totaling $4.9 million, resulting in a loss of $1.5 million.

Four additional real estate properties were also sold to the U.S. Branch, a former affiliate, totaling $44.5 million, resulting in a gain of $6.8 million including one property from the Company’s Separate Accounts for fair value of $0.6 million and a loss of $0.3 million.

The Company sold several mortgage loans to a former affiliate, SLOC, including the U.S. Branch, totaling $28.0 million, resulting in a gain of $0.7 million.  This amount included $7.0 million in mortgage loans from the Company’s Separate Accounts.  The Company also purchased mortgage loans from the U.S. Branch and other former and existing affiliates totaling $34.6 million.

On July 30, 2013, the Company sold a portfolio of externally-managed RMBS and CMBS to a former affiliate, SLOC, at fair market value, totaling $821 million (including $283 million purchased by the U.S. Branch, a former affiliate).  Realized gains of approximately $108 million were recognized upon the sale of the securities.

The Company, as successor to Keyport Life Insurance Company (“Keyport”), which merged with and into the Company at close of business on December 31, 2003, unconditionally guaranteed the full and punctual payment when due of any obligations of its previously wholly-owned subsidiary, ILAC, arising out of or in connection with any insurance or annuity contract (“Contract”) issued by ILAC on or after June 25, 1998. No Contracts were issued by ILAC after June 25, 1998.  In conjunction with the Sale Transaction and the Company’s distribution of ILAC to the Former Parent, this guarantee was terminated in 2013.

The Company, as successor to Keyport, unconditionally guarantees the full and punctual payment when due of any obligations of Keyport Benefit Life Insurance Company (“KBL”) arising out of or in connection with any Contract issued by KBL on or after June 25, 1998 and before December 31, 2002, the date that KBL merged with and into the Company’s wholly-owned subsidiary, SLNY. The purpose of this guaranty was to enhance the financial strength of KBL.  The liability of the Company under the guaranty is unlimited to any specific sum. The guaranty will not exceed contractual obligations to the policyholders of the contracts.  The cash surrender value of these policies at December 31, 2013 was approximately $324.5 million.  At December 31, 2013 and 2012, there was no liability accrued under this guaranty.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2013 AND 2012 AND FOR THE YEARS ENDED DECEMBER 31, 2013, 2012 AND 2011

2.	RELATED PARTY TRANSACTIONS (CONTINUED)

The Company guarantees on a subordinated basis all amounts payable by SLNY to holders of certain deferred combination fixed and variable annuity contracts (“MVA Contracts”) issued by SLNY which include the option to earn a guaranteed fixed return for specified periods (“Guarantee Period”). The Company unconditionally and irrevocably guarantees the full and punctual payment when due of all amounts payable by SLNY from a Guarantee Period to any holder. The guarantee is subject to no preconditions other than the failure by SLNY to pay when due any Guarantee Period interests. SLNY registered such Guarantee Period interests under the Securities Act of 1933 with the SEC.  Under the SEC’s rules, implementation of the guarantee permitted SLNY to stop filing periodic reports with the SEC pursuant to the Securities Exchange Act of 1934, and the purpose of the guarantee was to achieve that result.  The Company’s guarantee in this regard guarantees the payment of amounts payable by SLNY from a Guarantee Period but does not guarantee any other obligations of SLNY under the MVA Contracts.

The obligations under the guarantee are unsecured obligations of the Company and subordinate in right of payment to the prior payment in full of all other obligations of the Company, except for guarantees which by their terms are designated as ranking equally in right of payment with or subordinate to this guarantee.  The liability of the Company under the guaranty is unlimited to any specific sum.  The guaranty will not exceed contractual obligations to the policyholders of the MVA Contracts.  The total account value of these policies was approximately $10.9 million.  At December 31, 2013 and 2012, there is no liability accrued under this guaranty.

The Company guaranteed the full and timely payment of the obligations of SLFD, as tenant under a commercial office lease dated April 13, 2007.  Prior to December 31, 2011, SLFD provided written notice to the landlord of its intention to terminate the lease effective January 14, 2013 and paid $3.5 million in surrender considerations.  The maximum potential amount of future payments (undiscounted) that the guarantor could have been required to make under the guarantee was $0.  This guarantee terminated with the termination of the office lease.

The Company recorded tax benefits (expenses) from stock options of approximately $0.5 million, $(0.2) million and $1.0 million for the years ended December 31, 2013, 2012 and 2011, respectively. Employees of the Company’s former affiliates were participants in a restricted share unit (“RSU”) plan with the Company’s former indirect parent, SLF.

Under the RSU plan, participants were granted units that were equivalent to one common share of SLF stock and had a fair value of a common share of SLF stock on the date of grant.  RSUs earned dividend equivalents in the form of additional RSUs at the same rate as the dividends on common shares of SLF stock.  The redemption value, upon vesting, was the fair value of an equal number of common shares of SLF stock.  The Company incurred expenses of $7.0 million, $7.8 million and $5.7 million relating to RSUs for the years ended December 31, 2013, 2012 and 2011, respectively.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2013 AND 2012 AND FOR THE YEARS ENDED DECEMBER 31, 2013, 2012 AND 2011

3. DEBT SECURITIES AND PREFERRED STOCKS

The statement value and fair value of the Company’s debt securities and preferred stocks were as follows:

	December 31, 2013
(In Thousands)	Statement Value	Gross Unrealized Gains	Gross Unrealized Losses	Estimated Fair Value
Debt Securities:
U.S. Governments	$623,251	$1,302	$(6,975)	$617,578
All Other Governments	27,412	1,047		28,459
U.S. States, Territories and Possessions (Direct and Guaranteed)	6,236	86	-	6,322
U.S. Special Revenue and Special Assessment Obligations and all Non-Guaranteed Obligations of Agencies and Authorities of Governments and Their Political Subdivisions	96,525	2,893	(4,026)	95,392
Industrial and Miscellaneous (Unaffiliated)	3,813,093	131,022	(55,717)	3,888,398
Hybrid Securities	193,335	9,162	(4,853)	197,644
Total debt securities	$4,759,852	$145,512	$(71,571)	$4,833,793
Preferred Stocks	$23,150	$104	$(1,558)	$21,696

	December 31, 2012
(In Thousands)	Statement Value	Gross Unrealized Gains	Gross Unrealized Losses	Estimated Fair Value
Foreign Government	$3,211	$441	$-	$3,652
U.S. State, Municipals and Political Subdivisions	1,058	22	(14)	1,066
U.S. Treasury & Agency	1,099,088	2,974	(954)	1,101,108
Residential Mortgage Backed Securities	672,085	12,385	(25)	684,445
Commercial Mortgage Backed Securities	616,847	38,538	(7,109)	648,276
Corporate	4,504,111	350,525	(25,611)	4,829,025
Asset Backed Securities	411,799	53,507	(1,439)	463,867
Total	$7,308,199	$458,392	$(35,152)	$7,731,439

The statement value and estimated fair value by maturity periods for debt securities, other than ABS and MBS are shown below.  Actual maturities may differ from contractual maturities on ABS and MBS because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties; accordingly, the contractual maturities for those securities are not shown.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2013 AND 2012 AND FOR THE YEARS ENDED DECEMBER 31, 2013, 2012 AND 2011

3.	DEBT SECURITIES AND PREFERRED STOCKS (CONTINUED)

(In Thousands)	December 31, 2013
	Statement	Estimated
	Value	Fair Value
Due in one year or less	$ 155,798	$ 156,722
Due after one year through five years	1,259,283	1,294,484
Due after five years through ten years	1,044,241	1,041,703
Due after ten years	1,068,620	1,102,440
Total before asset and mortgage-backed securities	3,527,942	3,595,349
Asset and mortgage-backed securities	1,231,910	1,238,444
Total	$ 4,759,852	$ 4,833,793

Proceeds from sales and maturities of investments in debt securities during 2013, 2012 and 2011, were $4.1 billion, $2.2 billion, and $3.0 billion, including non-cash transactions of $82.0 million, $19.0 million, and $49.0 million, respectively; gross gains were $264.3 million, $56.8 million and $98.5 million, respectively; and gross losses were $23.4 million, $31.0 million and $26.0 million, respectively.

Debt securities included above with a statement value of approximately $4.2 million for both years ended December 31, 2013 and 2012 were on deposit with governmental authorities as required by law.

Investment grade debt securities were 96.3% and 93.6% of the Company’s total debt securities as of December 31, 2013 and 2012, respectively.

The fair values of publicly traded debt securities are determined using three primary pricing methods: third-party pricing services, non-binding broker quotes and pricing models.  Prices are first sought from third- party pricing services with the remaining unpriced securities priced using one of the other two methods.  For privately-placed fixed maturity securities, fair values are estimated using model prices or broker quotes.  A portion of privately-placed fixed maturity securities (typically SEC Rule 144A securities) are priced using market prices.

Structured securities, such as ABS, RMBS and CMBS, are priced using third-party pricing services, a fair value model, or independent broker quotations.  Typical inputs used by these three pricing methods include, but are not limited to, reported trades, benchmark yields, issuer spreads, bids and/or estimated cash flows and prepayment speeds.  In addition, estimates of expected future prepayments are factors in determining the price of ABS, RMBS and CMBS.  These estimates are based on the underlying collateral and structure of the security, as well as prepayment speeds previously experienced in the market at interest rate levels projected for the underlying collateral.  Actual prepayment experience may vary from these estimates. Exposure to any single issuer is less than 10% of net admitted assets.

The fair value of the Company’s preferred stocks is first based on quoted market prices.  Similar to fixed-maturity securities, the Company uses pricing services and broker quotes to price preferred stocks for which the quoted market price is not available.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2013 AND 2012 AND FOR THE YEARS ENDED DECEMBER 31, 2013, 2012 AND 2011

3.	DEBT SECURITIES AND PREFERRED STOCKS (CONTINUED)

Other-than-temporary-impairment

The Company recognizes and measures OTTI for ABS and MBS in accordance with SSAP No. 43R. In accordance with SSAP No. 43R, if the fair value of a structured security is less than its amortized cost basis at the balance sheet date, the Company assesses whether the impairment is an OTTI.  When an OTTI has occurred, the amount of OTTI recognized in earnings is the difference between the amortized cost basis of the security and the present value of its expected future cash flows discounted at the effective interest rate implicit in the security.

If the Company intends to sell the structured security, or it is more likely than not that it will be required to sell the security before recovery of its amortized cost basis, an OTTI is considered to have occurred.  The amount of the OTTI recognized in earnings is the difference between the amortized cost basis and the fair value of the security.

If the Company does not intend to sell the structured security, or it is not more likely than not that it will be required to sell the security before recovery of its amortized cost basis, the Company performs cash flow based testing to determine if the present value of its expected future cash flows discounted at the effective interest rate implicit in the security is less than its amortized cost basis.

Estimating future cash flows is a quantitative and qualitative process that incorporates information received from third parties, along with assumptions and judgments about the future performance of the underlying collateral.  Losses incurred on the respective portfolios are based on loss models using assumptions about key systematic risks such as unemployment rates and housing prices and loan specific information such as delinquency rates and loan-to-value ratios.

OTTI was recognized during 2013 on LBSS that the Company had intent to sell in conjunction with the Sale Transaction, as defined in Note 1.  Refer to details in Note 19.  The OTTI balances under SSAP No. 43R where the present value of expected cash flows are less than amortized cost as of December 31, 2013 are also detailed in Note 19.

If the fair value of a debt security, other than those subject to SSAP No. 43R, is less than its amortized cost basis at the balance sheet date, the Company assesses whether the impairment is an OTTI.  When an OTTI has occurred, the amount of OTTI recognized in earnings is the difference between the amortized cost basis of the security and its fair value.

If the Company intends to sell the debt security, or it is more likely than not that it will be required to sell the security before recovery of its amortized cost basis, an OTTI is considered to have occurred.  If the Company does not intend to sell the debt security, or it is not more likely than not that it will be required to sell the security before recovery of its amortized cost basis, the Company employs a portfolio monitoring process to identify securities that are OTTI.

The Company has a Credit Committee comprised of investment and finance professionals which meets at least quarterly to review individual issues or issuers that may be of concern.  In determining whether a security is OTTI, the Credit Committee considers the factors described below.  The process involves a quarterly screening of all securities where fair value is less than the amortized cost basis.  Discrete credit events, such as a ratings downgrade, are also used to identify securities that may be OTTI.  The securities identified are then evaluated based on issuer-specific facts and circumstances, such as the issuer’s ability to meet current and future interest and principal payments, an evaluation of the issuer’s financial position and its near-term recovery prospects, difficulties being experienced by an issuer’s parent or affiliate, and management’s assessment of the outlook for the issuer’s sector.  In making these evaluations, the Credit Committee exercises considerable judgment.  Based on this evaluation, issues or issuers are considered for inclusion on one of the Company’s following credit lists:

“Monitor List”- Management has concluded that the Company’s amortized cost will be recovered through timely collection of all contractually specified cash flows, but that changes in issuer-specific facts and circumstances require monitoring on a quarterly basis.  No OTTI charge is recorded in the Company’s Statements of Operations for unrealized loss on securities related to these issuers.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2013 AND 2012 AND FOR THE YEARS ENDED DECEMBER 31, 2013, 2012 AND 2011

3.	DEBT SECURITIES AND PREFERRED STOCKS (CONTINUED)

“Watch List”- Management has concluded that the Company’s amortized cost will be recovered through timely collection of all contractually specified cash flows, but that changes in issuer-specific facts and circumstances require continued monitoring during the quarter.  A security is moved from the Monitor List to the Watch List when changes in issuer-specific facts and circumstances increase the possibility that a security may become impaired within the next 24 months.  No OTTI charge is recorded in the Company’s Statements of Operations for unrealized loss on securities related to these issuers.

“Impaired List”- Management has concluded that the Company has the intent to sell the security, it is more likely than not that the Company will be required to sell the security before recovery of its amortized cost basis, or the amortized cost basis of the security is not expected to be recovered due to expected delays or shortfalls in the contractually specified cash flows.  For these investments, the amount of OTTI recognized in the Company’s Statements of Operations is the difference between the amortized cost basis of the security and its fair value or discounted cash flows.

Should it be determined that a security is other than temporarily impaired, the Company records a loss through an appropriate adjustment in carrying value.  As of December 31, 2013 and 2012, the Company incurred write-downs of debt securities totaling $38.6 million and $367.6 million, respectively, including those subject to SSAP No. 43R and those which the Company had the intent to sell in connection with the Sale Transaction defined in Note 1.  Of these amounts, no OTTI was related to sub-prime as of December 31, 2013, as compared to $68.4 million as of December 31, 2012.  For the year ended December 31, 2011, the Company incurred write-downs of debt securities totaling $111.4 million, of which $10.1 million was related to sub-prime.

There are inherent risks and uncertainties in management’s evaluation of securities for OTTI.  These risks and uncertainties include factors both external and internal to the Company, such as general economic conditions, an issuer’s financial condition or near-term recovery prospects, market interest rates, unforeseen events which affect one or more issuers or industry sectors, and portfolio management parameters, including asset mix, interest rate risk, portfolio diversification, duration matching, and greater than expected liquidity needs.  All of these factors could impact management’s evaluation of securities for OTTI.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2013 AND 2012 AND FOR THE YEARS ENDED DECEMBER 31, 2013, 2012 AND 2011

3. DEBT SECURITIES AND PREFERRED STOCKS (CONTINUED)

The gross unrealized losses and fair value of investments, which have been deemed temporarily impaired, aggregated by investment category, number of securities and length of time that securities have been in an unrealized loss position at December 31, 2013 are as follows (in thousands except # of securities):

	Less than 12 months			12 months or more			Total
		Fair	Unrealized		Fair	Unrealized		Fair	Unrealized
	#	Value	Losses	#	Value	Losses	#	Value	Losses
Debt Securities:
U.S. Governments	6	$ 147,222	$ (6,975)	-	$ -	$ -	6	$ 147,222	$ (6,975)

U.S. States, Territories and	1	139	-	-	-	-	1	139	-
Possessions (Direct and Guaranteed)

	35	59,777	(4,025)	1	81	(1)	36	59,858	(4,026)
U.S. Special Revenue and Special Assessment
Obligations and all Non-Guaranteed Obligations
of Agencies and Authorities of Governments and
Their Political Subdivisions

Industrial and Miscellaneous (Unaffiliated)	174	1,226,159	(55,717)	4	8	-	178	1,226,167	(55,717)

Hybrid Securities	6	44,479	(3,589)	1	5,670	(1,264)	7	50,149	(4,853)
Total debt securities	222	$1,477,776	$ (70,306)	6	$ 5,759	$ (1,265)	228	$1,483,535	$ (71,571)

Preferred Stocks	2	$ 20,441	$ (1,558)	-	$ -	$ -	2	$ 20,441	$ (1,558)

The gross unrealized losses and fair value of investments, which have been deemed temporarily impaired, aggregated by investment category, number of securities and length of time that securities have been in an unrealized loss position at December 31, 2012 are as follows (in thousands except # of securities):

	Less than 12 months			12 months or more			Total
		Fair	Unrealized		Fair	Unrealized		Fair	Unrealized
	#	Value	Losses	#	Value	Losses	#	Value	Losses
Asset Backed Securities	3	$ 2,951	$ (36)	3	$ 6 ,247	$ (1,403)	6	$ 9,198	$ (1,439)

Commercial Mortgage Backed Securities	2	6,852	(63)	6	9,043	(7,046)	8	15,895	(7,109)

Corporate	52	220,145	(9,731)	18	116,941	(15,880)	70	337,086	(25,611)

Residential Mortgage Backed Securities	1	84	(1)	7	6,229	(24)	8	6,313	(25)

U.S. State, Municipals and Political Subdivisions	1	234	(14)	-	-	-	1	234	(14)
U.S. Treasury and Agency	3	208,831	(954)	-	-	-	3	208,831	(954)
Total	62	$ 439,097	$ (10,799)	34	$ 138,460	$ (24,353)	96	$ 577,557	$ (35,152)

As summarized in the table below, the Company had indirect exposure to sub-prime loans with book adjusted carrying value of $1.5 million as of December 31, 2013.  This represented approximately two-tenths of a percent of the Company’s total invested assets. In terms of managing and mitigating sub-prime mortgage risk, the Company’s overall exposure to these investments was minimal, as shown below (in thousands):
Book/Adjusted
Carrying Value
(excluding
Type	Actual Cost	interest)	Fair Value
Residential mortgage backed securities	$ 1,135	$ 1,135	$ 1,132
Collateralized debt obligations	404	404	400
	$ 1,539	$ 1,539	$ 1,532

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2013 AND 2012 AND FOR THE YEARS ENDED DECEMBER 31, 2013, 2012 AND 2011

3.	DEBT SECURITIES AND PREFERRED STOCKS (CONTINUED)

As summarized in the table below, the Company had indirect exposure to residential sub-prime and Alt-A loans with book adjusted carrying values of $122.9 million and $81.9 million, respectively, as of December 31, 2012.  This represented approximately 2.0% of the Company’s total invested assets. Alt-A loans are generally residential loans made to borrowers with credit profiles that are stronger than sub-prime but weaker than prime. Of these investments 96.2 % were issued before 2007 and 65.0% have a NAIC 1 rating (in thousands).

Type	Actual Cost	Book Adjusted Carrying Value (excluding interest)	Fair Value
Sub-prime: Residential asset backed securities	$ 122,907	$ 122,873	$ 123,665
Alt-A loans: Residential asset backed securities	81,893	81,918	81,974
	$ 204,800	$ 204,791	$ 205,639

There were no credit impairments recorded in 2013 on LBSS held as of December 31, 2013 pursuant to SSAP No. 43R.

4.	MORTGAGE LOANS

The Company invests in commercial first mortgage loans throughout the United States.  Investments are diversified by property type and geographic area.  The Company monitors the condition of the mortgage loans in its portfolio.  In those cases where mortgages have been restructured, appropriate allowances for losses have been made.  In those cases where, in management’s judgment, the mortgage loans’ values are impaired, appropriate losses are recorded.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2013 AND 2012 AND FOR THE YEARS ENDED DECEMBER 31, 2013, 2012 AND 2011

4.	MORTGAGE LOANS (CONTINUED)

The following table shows the geographical distribution of the statement value of the mortgage loans portfolio for the years ended December 31:

(In Thousands)	2013	2012
Alabama	$ 9,228	$ 10,539
Alaska	5,111	5,286
Arizona	14,286	15,908
California	52,347	54,122
Colorado	22,198	11,412
District of Columbia	12,043	12,404
Florida	84,375	58,522
Georgia	20,220	22,376
Idaho	1,748	1,798
Illinois	35,545	35,002
Indiana	1,622	1,878
Iowa	-	64
Kansas	1,627	1,707
Kentucky	18,122	19,479
Louisiana	9,734	11,765
Maine	-	633
Maryland	13,562	12,476
Massachusetts	5,011	11,239
Michigan	8,363	8,610
Minnesota	17,138	12,529
Missouri	34,663	36,711
Mississippi	3,100	3,193
Montana	1,495	1,588
Nebraska	2,241	2,386
Nevada	-	7,779
New Jersey	7,232	16,040
New Mexico	5,274	8,045
New York	97,390	114,727
North Carolina	21,028	22,914
North Dakota	249	566
Ohio	40,080	42,028
Oklahoma	483	1,215
Oregon	14,265	17,966
Pennsylvania	34,515	39,167
Rhode Island	552	729
South Carolina	23,771	25,064
Tennessee	10,651	14,905
Texas	84,865	105,580
Utah	23,984	25,682
Virginia	3,371	3,721
Washington	11,925	20,793
West Virginia	3,663	3,867
Wisconsin	2,784	3,043
General allowance for loan loss	(11,552)	(10,846)
Total Mortgage Loans on Real Estate	$ 748,309	$ 814,612

SUN LIFE ASSURANCE COMPAN

Y OF CANADA (U.S.)
(Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2013 AND 2012 AND FOR THE YEARS ENDED DECEMBER 31, 2013, 2012 AND 2011

4.	MORTGAGE LOANS (CONTINUED)

The Company had no outstanding mortgage loan commitments on real estate as of December 31, 2013 and 2012.

The Company originated one mortgage loan with a total cost of $15.9 million during the year ended December 31, 2013 with a rate of 4.54% and originated ten commercial mortgage loans with a total cost of $14.1 million during the year ended December 31, 2012 with rates ranging from 3.9% to 7.5%.  During the years ended December 31, 2013 and 2012, the Company did not reduce interest rates on any outstanding mortgage loans.  Mortgage loans are collateralized by the related properties and generally are no more than 75% of the properties’ value at the time the original loan is made.

A loan is considered impaired when it is probable that the principal or interest is not collectible in accordance with the contractual terms of the loan.  The allowance for credit losses is estimated using the present value of expected cash flows discounted at the loan’s effective interest rate or the fair value of the collateral, if the loan is collateral dependent.  A specific allowance for loan loss is established for an impaired loan if the present value of expected cash flows discounted at the loan’s effective interest rate, or the fair value of the loan collateral, less cost to sell, is less than the recorded amount of the loan.  The specific allowance for loan loss was $4.2 million and $4.9 million at December 31, 2013 and 2012, respectively.  A general allowance for loan loss is established based on an assessment of past loss experience on groups of loans with similar characteristics and current economic conditions.  The general allowance for loan loss was $11.5 million and $10.8 million at December 31, 2013 and 2012, respectively.  While management believes that it uses the best information available to establish the allowances, future adjustments may become necessary if economic conditions differ from the assumptions used in calculating them. At December 31, 2013, the Company individually and collectively evaluated loans with a gross carrying value of $764.0 million and $747.8 million, respectively.  At December 31, 2012, the Company individually and collectively evaluated loans with a gross carrying value of $830.3 million and $813.3 million, respectively.

As of December 31, 2013 the Company held 14 restructured loans with a gross book value of $34.9 million.  Should the Company hold any troubled debt, the Company may modify the terms of a loan by adjusting the interest rate, extending the maturity date, or both.

Delinquency status is determined based upon the occurrence of a missed contract payment.  There were no loans past due greater than 90 days at December 31, 2013 and 2012.

The Company accrues interest income on impaired loans to the extent it is deemed collectible.  Otherwise, receipts on non-performing loans are not recognized as interest income until the loan is no longer impaired, is sold, or is otherwise made whole.  Any cash collected during the period where the loan is impaired is applied to lower its carrying value.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2013 AND 2012 AND FOR THE YEARS ENDED DECEMBER 31, 2013, 2012 AND 2011

4.	MORTGAGE LOANS (CONTINUED)

Other information is as follows:

Age Analysis of Mortgage Loans:

		Residential		Commercial
	Farm	Insured	All Other	Insured	All Other	Mezzanine	Total
(In Thousands)
Current Year
Recorded Investment (All)
Current	$ -	$ -	$ -	$ -	$755,805	$ -	$755,805
30 - 59 Days Past Due	-	-	-	-	8,231	-	8,231
60 - 89 Days Past Due	-	-	-	-	-	-	-
90 - 179 Days Past Due	-	-	-	-	-	-	-
180 + Days Past Due	-	-	-	-	-	-	-

Accruing Interest 90-179 Days Past Due
Recorded Investment	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Interest Accrued	-	-	-	-	-	-	-

Accruing Interest 180+ Days Past Due
Recorded Investment	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Interest Accrued	-	-	-	-	-	-	-

Interest Reduced
Recorded Investment	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Number of Loans	-	-	-	-	-	-	-
Percent Reduced	0%	0%	0%	0%	0%	0%	0%

Prior Year
Recorded Investment
Current	$ -	$ -	$ -	$ -	$830,313	$ -	$830,313
30 - 59 Days Past Due	-	-	-	-	-	-	-
60 - 89 Days Past Due	-	-	-	-	-	-	-
90 - 179 Days Past Due	-	-	-	-	-	-	-
180 + Days Past Due	-	-	-	-	-	-	-

Accruing Interest 90-179 Days Past Due
Recorded Investment	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Interest Accrued	-	-	-	-	-	-	-

Accruing Interest 180+ Days Past Due
Recorded Investment	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Interest Accrued	-	-	-	-	-	-	-

Interest Reduced
Recorded Investment	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Number of Loans	-	-	-	-	-	-	-
Percent Reduced	0%	0%	0%	0%	0%	0%	0%

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2013 AND 2012 AND FOR THE YEARS ENDED DECEMBER 31, 2013, 2012 AND 2011

4.	MORTGAGE LOANS (CONTINUED)

Investment in Impaired Loans With or Without Allowance for Credit Losses:

		Residential		Commercial
	Farm	Insured	All Other	Insured	All Other	Mezzanine	Total
(In Thousands)
Current Year
With Allowance for Credit Losses	$ -	$ -	$ -	$ -	$ 20,454	$ -	$ 20,454
No Allowance for Credit Losses	$ -	$ -	$ -	$ -	$ 34,918	$ -	$ 34,918

Prior Year
With Allowance for Credit Losses	$ -	$ -	$ -	$ -	$ 17,016	$ -	$ 17,016
No Allowance for Credit Losses	$ -	$ -	$ -	$ -	$ -	$ -	$ -

Investment in Impaired Loans - Average Recorded Investment, Interest Income Recognized, Recorded Investment on Nonaccrual Status and Amount of Interest Income Recognized Using a Cash-Basis Method of Accounting:

		Residential		Commercial
	Farm	Insured	All Other	Insured	All Other	Mezzanine	Total
(In Thousands)
Current Year
Average Recorded Investment	$ -	$ -	$ -	$ -	$ 2,517	$ -	$ 2,517
Interest Income Recognized	-	-	-	-	204	-	204
Recorded Investments on
Nonaccrual Status	-	-	-	-	20,454	-	20,454
Amount of Interest Income
Recognized Using a Cash-
Basis Method of Accounting	-	-	-	-	-	-	-

Prior Year
Average Recorded Investment	$ -	$ -	$ -	$ -	$ 1,702	$ -	$ 1,702
Interest Income Recognized	-	-	-	-	-	-	-
Recorded Investments on
Nonaccrual Status	-	-	-	-	17,016	-	17,016
Amount of Interest Income
Recognized Using a Cash-
Basis Method of Accounting	-	-	-	-	-	-	-

Allowance for Credit Losses:

	2013	2012	2011
(In Thousands)
Balance at beginning of period	$ 15,701	$ 34,498	$ 30,145
Additions charged to operations	1,851	5,872	15,479
Direct write-downs charged against the allowances	(96)	(15,715)	(4,037)
Recoveries of amounts previously charged off	(1,729)	(8,954)	(7,089)
Balance at end of period	$ 15,727	$ 15,701	$ 34,498

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2013 AND 2012 AND FOR THE YEARS ENDED DECEMBER 31, 2013, 2012 AND 2011

4.	MORTGAGE LOANS (CONTINUED)

The credit quality indicator for the Company’s mortgage loans is an internal risk-rated measure based on the borrowers’ ability to pay and the value of the underlying collateral.  The internal risk rating is related to an increasing likelihood of loss, with a low quality rating representing the category in which a loss is first expected.  The following table shows the recorded investment of the Company’s mortgage loans, net of allowances for credit losses, disaggregated by credit quality indicator as of December 31, 2013 and 2012:

(In Thousands)

Internal Risk Rating	2013	2012
AAA	$ -	$ -
AA	26,964	25,920
A	25,763	10,478
BBB	131,846	199,344
BB and Lower	524,091	577,555
Impaired	55,372	17,016
Total	$ 764,036	$ 830,313

Total allowance for loan loss	(15,727)	(15,701)
Mortgage Loans on Real Estate	$ 748,309	$ 814,612

The following table provides an aging of past due commercial mortgage loans as of December 31, 2013 and 2012, based on the recorded investment net of allowances for credit losses.

(In Thousands)

	2013	2012
Current	$ 755,805	$ 830,313

30-59 Days Past Due	8,231	-
60-89 Days Past Due	-	-
Greater Than 90 Days - Accruing	-	-
Greater Than 90 Days - Not Accruing	-	-
Total Past Due	$ 8,231	$ -

Total allowance for loan loss	(15,727)	(15,701)
Total Mortgage Loans on Real Estate	$ 748,309	$ 814,612

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2013 AND 2012 AND FOR THE YEARS ENDED DECEMBER 31, 2013, 2012 AND 2011

5.	REAL ESTATE

The Company held four real estate properties for sale at the end of the statement period.  One of the properties was originally acquired by foreclosure from the Company’s mortgage portfolio and the remaining three were acquired through purchase. The properties are expected to be sold within the next statement period.

The Company sold five properties during 2013 that resulted in net realized gains of $44.3 million.  This amount is shown in the Company's Statement of Operations as part of net realized capital gains and losses.  All five properties were disposed of to a former related party in conjunction with the Sale Transaction defined in Note 1.

The Company sold five properties during 2012 including four properties previously impaired that resulted in total net realized gains of $3.4 million as compared to one property sold during 2011 for a net loss of $0.1 million.  These amounts are shown in the Company's Statement of Operations as part of net realized capital gains and losses.

The Company recognized four impairment losses on real estate as of December 31, 2012, as compared to no impairment losses recorded for 2013 or 2011.  All four properties were real estate moved to held for sale during 2012 and were impaired for $1.5 million based on estimated fair value less costs to sell.  The properties were sold during the year for a total realized gain of $0.7 million.  The impairments are shown in the Company's Statement of Operations as part of net realized capital gains and losses.

6.	INVESTMENT GAINS AND LOSSES

Realized capital gains and losses on debt securities, preferred stock, mortgages and interest rate swaps which relate to changes in levels of interest rates are charged or credited to the IMR, net of tax, and amortized into income over the remaining contractual life of the security sold.  Realized gains and losses from the remaining investments are reported, net of tax, on the Statement of Operations, but are not included in the computation of net gain from operations.

Changes in unrealized gains and losses from investments are reported as a component of Capital Stock and Surplus, net of deferred income taxes.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2013 AND 2012 AND FOR THE YEARS ENDED DECEMBER 31, 2013, 2012 AND 2011

6.	INVESTMENT GAINS AND LOSSES (CONTINUED)

	Years Ended December 31,
	2013	2012	2011
(In Thousands)
Realized gains (losses):
Debt securities	$ 202,265	$ (341,475)	$ (38,604)
Preferred stocks	-	71	(111)
Common stocks	761	917	67
Common stocks of affiliates	50,283	-	(9)
Mortgage loans	246	(25,080)	(7,140)
Real estate	44,289	1,924	(77)
Cash, cash equivalents and short-terms	108	(1)	15
Other invested assets	(1,965)	476	(223)
Derivative instruments	(185,784)	(38,009)	(48,513)
Subtotal	110,203	(401,177)	(94,595)
Capital gains tax expense (benefit)	28,847	(2,216)	(1,288)
Net realized gains (losses)	81,356	(398,961)	(93,307)
(Gains) losses transferred to IMR (net of taxes)	31,017	(44,975)	(38,415)
Total	$ 112,373	$ (443,936)	$ (131,722)

	Years Ended December 31,
	2013	2012	2011
(In Thousands)
Changes in net unrealized capital (losses)
gains, net of deferred income tax:
Debt securities	$ (2,692)	$ 162,954	$ 19,089
Common stocks	-	(25)	(166)
Common stocks of affiliates	7,614	46,080	12,375
Mortgage loans	(17)	12,218	(2,829)
Derivative instruments	(237,782)	(61,068)	205,495
Other invested assets	(47)	(1,596)	(3,953)
Total	$ (232,924)	$ 158,563	$ 230,011

Deferred tax netted in unrealized capital (losses) gains above, except for common stock of affiliates and other affiliated invested assets, was ($129.5) million, $60.6 million and $117.2 million at December 31, 2013, 2012 and 2011, respectively.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2013 AND 2012 AND FOR THE YEARS ENDED DECEMBER 31, 2013, 2012 AND 2011

7.	NET INVESTMENT INCOME

Net investment income consisted of:

	Years Ended December 31,
(In Thousands)	2013	2012	2011

Debt securities (unaffiliated)	$ 260,539	$ 357,153	$ 420,578
Preferred stocks	1,342	1,336	1,139
Common stocks	13	-	-
Mortgage loans	48,116	56,621	63,059
Real estate	19,232	28,693	25,810
Contract loans	23,299	24,446	31,580
Cash, cash equivalents and short-terms	14,023	510	819
Derivative instruments	(616,216)	(394,532)	131,554
Other invested assets	9,854	5,660	8,818
Other investment income	3,141	554	3,446
Gross investment (loss) income	(236,657)	80,441	686,803

Interest expense on surplus notes	43,260	42,752	42,583
Investment expenses and other interest expense
on borrowed money	38,744	37,076	38,863
Net investment (loss) income	$ (318,661)	$ 613	$ 605,357

The Company’s policy is to exclude investment income due and accrued with amounts that are over 90 days past due or where the collection of interest is uncertain.  The total amount of investment income due and accrued excluded from surplus for the years ended December 31, 2013, 2012 and 2011 was $4.0 thousand, $0.2 million, and $0.1 million, respectively.

8.	DERIVATIVES

The Company uses derivatives for hedging or replication purposes only.  Interest rate swaps are mainly employed for duration matching purposes.  Combination swaps, comprised of currency and equity returns in combination with interest rate swaps, were used to hedge the Company’s European Medium Term Note program, which matured in 2011.  Beginning in the second quarter of 2005 and continuing into 2006, the Company marketed guaranteed investment contracts to unrelated third parties and entered into funding agreements and interest rate swaps as part of this guaranteed investment program.  The interest rate swaps allowed the Company to lock U.S. dollar fixed rate payments for the life of the contracts.  The Company designated existing interest rate swaps as a cash flow hedge of variable cash payments to be made under the respective funding agreements.  To qualify for hedge accounting treatment, the swap had to be highly effective in mitigating the designated risk of the hedged item.  Effectiveness of the hedge was formally assessed and documented at the inception of each hedging relationship and quarterly throughout the life of the hedging relationship.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2013 AND 2012 AND FOR THE YEARS ENDED DECEMBER 31, 2013, 2012 AND 2011

8.	DERIVATIVES (CONTINUED)

Options are used to hedge equity exposure embedded in contracts issued by the Company and to hedge equity exposure embedded in fixed and variable annuity products.  Futures are used to hedge equity exposure included in the equity indexed annuities, as well as the guaranteed minimum death and living benefit features of the Company’s variable annuities. Currency forwards and swaps are used to hedge changes in foreign currency exchange rates.

Interest rate swaps as well as options, swaptions, and currency swaps are reported at fair value with the unrealized gain or loss reported as an adjustment to surplus.  All futures are marked to market and settled on a daily basis with the gain or loss reported as a component of investment income.  CVAs are necessary to properly reflect the component of fair value of derivative instruments that arises from default risk.  CVAs are based on a methodology that uses CDS spreads as a key input in determining an implied level of expected loss over the total life of the derivative contact. Where no observable CDS spreads are available, the counterparty or Company credit spreads derived from bond yields are used instead.  CVAs are intended to achieve a fair value of the underlying contracts and are normally based on publicly-available information. The CVAs also take into account contractual factors designed to reduce the Company’s credit exposure to each counterparty, such as collateral and legal rights of offset.

CVAs are not recorded for interest rate swaps used as cash flow hedges when proven highly effective.  The Company accounts for its interest rate swaps used as cash flow hedges in accordance with the guidance in SSAP No. 86, Accounting for Derivative Instruments and Hedging, Income Generation, and Replication (Synthetic Asset) Transactions, (“SSAP No. 86”).  In accordance with SSAP No. 86, derivatives that qualify for hedge accounting are recognized in a manner consistent with the hedged item.  The interest rate swaps employed by the Company were designated as cash flow hedges of specific funding agreements; and accordingly, if proven highly effective, the swap will be reported at amortized cost, consistent with the hedged funding agreement.  At initial designation, the fair values of the swaps were recorded into surplus with subsequent amortization into income through the maturity date of the funding agreements.  In the event that a swap is not proven highly effective, it will be recorded at fair value with unrealized gains/losses recorded to surplus. At December 31, 2012, all hedges were highly effective.

Market risk is the risk of loss due to market price changes of the derivative instrument or underlying security or index.  To mitigate this risk the Company matches the market sensitivity of the hedge with the market sensitivity of the underlying asset or liability being hedged.

Credit risk is the counterparty credit risk or risk of loss as a result of default or a decline in market value stemming from a credit downgrade of the counterparty to the derivative transaction.  The Company minimizes this risk by entering into derivatives only with counterparties that meet certain criteria, by utilizing standardized agreements, and by limiting counterparty concentrations.

All derivative transactions are covered under standardized contractual agreements with counterparties, all of which include credit-related contingent features.  Certain counterparty relationships also may include supplementary agreements with tailored terms, such as additional triggers for early terminations, acceptable practices related to cross-transaction netting, and minimum thresholds for determining collateral.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2013 AND 2012 AND FOR THE YEARS ENDED DECEMBER 31, 2013, 2012 AND 2011

8.	DERIVATIVES (CONTINUED)

Credit-related triggers include failure to pay or deliver on an obligation past certain grace periods, bankruptcy or the downgrade of credit ratings to below a stipulated level.  These triggers apply to both the Company and its counterparty.

At December 31, 2013 and 2012, the Company pledged $371.3 million and $185.2 million, respectively, in U.S. Treasury securities as collateral to counterparties.  At December 31, 2013 and 2012, counterparties pledged to the Company $86.8 million and $175.2 million, respectively, in collateral comprised of cash and U.S. Treasury securities.

Derivatives are carried in accordance with SSAP No. 86.  The Company’s underlying notional or principal amounts associated with open derivatives positions were as follows:

	Outstanding at
	December 31, 2013
	(per SSAP No. 86)

(In Thousands)	Notional	Fair Value/
	Principal	Statement	Amortized	Unrealized
	Amounts	Value	Cost	Gain (Loss)

Non-hedging interest rate swaps	$ 3,658,000	$ (270,235)	$ -	$ (270,235)
Currency swaps	67,500	(8,553)	-	(8,553)
Payor swaptions	3,040,000	14,432	11,911	2,521
Receiver swaptions	75,000	412	2,126	(1,714)
Equity index options	2,361,498	122,790	94,785	28,005
Total	$ 9,201,998	$ (141,154)	$ 108,822	$ (249,976)

	Outstanding at
	December 31, 2012
	(per SSAP No. 86)

(In Thousands)	Notional	Fair Value/
	Principal	Statement	Amortized	Unrealized
	Amounts	Value	Cost	Gain (Loss)

Non-hedging interest rate swaps	$ 5,618,430	$ 148,367	$ -	$ 148,367
Hedging interest rate swaps	900,000	(33,863)	(7,065)	(26,798)
Currency swaps	67,500	(9,149)	-	(9,149)
Payor swaptions	3,115,000	12,994	14,037	(1,043)
Equity index options	861,101	35,432	57,766	(22,334)
Total	$ 10,562,031	$ 153,781	$ 64,738	$ 89,043

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2013 AND 2012 AND FOR THE YEARS ENDED DECEMBER 31, 2013, 2012 AND 2011

8.	DERIVATIVES (CONTINUED)

At December 31, 2013 and 2012, open futures contracts had a notional value of $3,803.8 million and $5,223.7 million and a fair value of $(6.2) million and $(50.2) million, respectively.  These amounts do not include the component of variation margin that has already been cash settled.

9.	REINSURANCE

Reinsurance ceded contracts do not relieve the Company from its obligations to policyholders.  The Company remains liable to its policyholders for the portion reinsured to the extent that any reinsurer does not meet the obligations assumed under the reinsurance agreement.  To minimize its exposure to significant losses from reinsurer insolvencies, the Company regularly evaluates the financial condition of its reinsurers and monitors concentrations of credit risk.  Management believes that any liability arising from this contingency is unlikely.

On July 31, 2013, the Company consented to a Novation Agreement between the U.S. Branch, a former affiliate, and Barbco 3.  Pursuant to the Novation Agreement, Barbco 3 was substituted as reinsurer under a June 12, 2000 reinsurance agreement between the Company and the U.S. Branch, whereby the Company ceded to the U.S. Branch, on a yearly renewable term basis, certain risks under group flexible premium variable universal life policies.  Refer to Note 2 for further details.

The Company manages a closed block of SPWL insurance policies, a retirement-oriented tax-advantaged life insurance product.  The Company discontinued sales of SPWLs in response to certain tax law changes in the 1980s.  The Company had SPWL policyholder balances of $1.3 billion and $1.4 billion as of December 31, 2013 and 2012, respectively.  On December 31, 2003, this entire block of business was reinsured on a funds withheld basis with SLOC, a former affiliate company.  As discussed in Note 2, in connection with the Sale Transaction, the Company recaptured 100% of the risks reinsured pursuant to this agreement.  The recapture occurred during the first quarter of 2013.

The Company  has a reinsurance agreement with Barbco 3, an affiliate, to cede all of the risks associated with certain in-force corporate and bank-owned variable universal life and private placement variable universal life policies on a combination coinsurance and coinsurance with funds-withheld.  This agreement also provided for the ceding of new business written after the effective date.

Effective January 1, 2010, the Company and Barbco 3 amended the agreement to include coverage of certain corporate and bank-owned variable universal life and private placement variable universal life insurance cases sold between December 31, 2009 and March 31, 2010, inclusive.  Reinsurance coverage continued for all cases sold prior to April 1, 2010.  However, cases sold on or after April 1, 2010 have not been reinsured.  This amendment also enabled the Company to discontinue reinsuring a portion of the covered business that was previously reinsured on a modified coinsurance basis, effective April 1, 2010.  The discontinuance of the business reinsured on a modified coinsurance basis did not have a material impact on the Company’s financial statements.

The Company has agreements with several unrelated companies, which provide for reinsurance of portions of the net-amount-at-risk under certain individual variable universal life, individual universal life, individual private placement variable universal life, corporate and bank-owned life insurance policies.  These amounts are reinsured on either a monthly renewable, yearly renewable term, or modified coinsurance basis.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2013 AND 2012 AND FOR THE YEARS ENDED DECEMBER 31, 2013, 2012 AND 2011

9.	REINSURANCE (CONTINUED)

The Company has agreements with unrelated companies that provide for reinsurance of guaranteed minimum death benefits under certain variable annuity contracts.  These amounts are reinsured on a monthly renewable term basis.

The effects of reinsurance were as follows:

	Years Ended December 31,
(In Thousands)	2013	2012	2011

Premiums and annuity considerations:
Direct	$ 238,879	$ 453,109	$ 3,349,441
Recaptured amount from former affiliate - SPWL	1,331,908	-	-
Ceded - Affiliated (former affiliate effective August 2, 2013)	(18,449)	-	-
Ceded - Affiliated	20,104	(24,101)	(98,654)
Ceded - Non-Affiliated	(13,067)	(13,093)	(20,568)
Net premiums and annuity considerations	$ 1,559,375	$ 415,915	$ 3,230,219

Insurance and other individual policy benefits and claims:
Direct	$ 938,717	$ 968,595	$ 957,552
Assumed - Non-Affiliated	9,254	5,503	6,679
Recaptured amount from former affiliate - SPWL	(27,904)	-	-
Ceded - Affiliated (former affiliate effective August 2, 2013)	(19,825)	-	-
Ceded - Affiliated	(22,462)	(145,408)	(147,092)
Ceded - Non-Affiliated	(29,977)	(24,739)	(9,442)
Net policy benefits and claims	$ 847,803	$ 803,951	$ 807,697

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2013 AND 2012 AND FOR THE YEARS ENDED DECEMBER 31, 2013, 2012 AND 2011

10.	RESERVES FOR LIFE CONTRACTS AND DEPOSIT TYPE CONTRACTS

The reserves for life insurance and annuity contracts are computed in accordance with presently accepted actuarial standards, and are based on actuarial assumptions and methods (including use of published mortality tables and prescribed interest rates and methodologies) which produce reserves at least as great as those required by law and contract provisions.

Deduction of deferred fractional premiums upon death of the insured and return of any portion of the final premium for the period beyond the date of death are not applicable to the business of the Company.  Surrender values are not promised in excess of reserves legally computed.

For policies with annual extra premiums, additional reserves are held equal to one-half the extra premium.  Extra premiums on single premium policies are amortized over ten years.  Policies issued with premiums corresponding to ages higher than the true ages are valued at the rated-up ages.  Policies issued subject to a lien are valued as if the full amount were payable without any deduction.  For interest sensitive policies, substandard mortality is reflected in the cost of insurance charges.

As of December 31, 2013 and 2012, the Company had $16.0 million and $18.7 million, respectively, of insurance in force (direct and assumed), for which gross premiums were less than the net premiums according to the standard of valuation required by the State of Delaware.  Reserves (direct and assumed) to cover the above insurance as of December 31, 2013 and 2012 totaled $2.6 million and $3.2 million, respectively.

The Tabular Interest has been determined by formula as described in the NAIC instructions, except for some business for which the Tabular Interest is determined from basic policy data for reserving.  The Tabular less Actual Reserve Released has been determined by formula as described in the NAIC instructions. The Tabular Cost has been determined by formula as described in the NAIC instructions, except for universal life products which use cost of insurance and some business which uses basic policy data for reserving.  The Tabular Interest on funds not involving life contingencies was determined from the interest credited to the deposits, except for certain guaranteed interest contracts for which Tabular Interest on funds is determined by formula as described in the instructions.  Other than normal updates of reserves, the only significant reserve changes as of December 31, 2013 and 2012 were the changes in additional reserves held due to asset adequacy analysis testing.  Direct asset adequacy reserves were $236.4 million at December 31, 2013 and 2012, respectively.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2013 AND 2012 AND FOR THE YEARS ENDED DECEMBER 31, 2013, 2012 AND 2011

11.	WITHDRAWAL CHARACTERISTICS OF ANNUITY RESERVES AND DEPOSIT LIABILITIES

The withdrawal characteristics of general account and separate account annuity reserves and deposits are as follows:

(In Thousands)	General Account	Separate Account with Guarantees	Separate Account Nonguaranteed	Total 12/31/2013	% of Total

Subject to discretionary withdrawal:
With fair value adjustment	$ -	$1,223,241	$ -	$1,223,241	5%
At book value less current surrender charge of 5% or more	1,746,504	-	-	1,746,504	7%
At fair value	-	-	18,451,703	18,451,703	76%
Total with adjustment or at fair value	$1,746,504	$1,223,241	$18,451,703	$21,421,448	88%
At book value without adjustment
(minimal or no charge or adjustment)	$ 2,127,038	$ -	$ -	$ 2,127,038	9%
Not subject to discretionary withdrawal	827,001	-	27,588	854,589	3%
Total (Gross: Direct +Assumed)	4,700,543	1,223,241	18,479,291	24,403,075	100%
Reinsurance ceded	30,022	-	-	30,022
Total (net)	$4,670,521	$1,223,241	$18,479,291	$24,373,053

(In Thousands)	General Account	Separate Account with Guarantees	Separate Account Nonguaranteed	Total 12/31/2012	% of Total

Subject to discretionary withdrawal:
With fair value adjustment	$ -	$ 1,644,686	$ -	$ 1,644,686	6%
At book value less current surrender charge of 5% or more	2,204,320	-	-	2,204,320	9%
At fair value	-	-	18,324,602	18,324,602	70%
Total with adjustment or at fair value	$2,204,320	$ 1,644,686	$18,324,602	$ 22,173,608	85%
At book value without adjustment
(minimal or no charge or adjustment)	$2,099,491	$ -	$ -	$2,099,491	8%
Not subject to discretionary withdrawal	1,786,178	-	27,031	1,813,209	7%
Total (Gross: Direct +Assumed)	6,089,989	1,644,686	18,351,633	26,086,308	100%
Reinsurance ceded	32,494	-	-	32,494
Total (net)	$6,057,495	$ 1,644,686	$18,351,633	$ 26,053,814

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2013 AND 2012 AND FOR THE YEARS ENDED DECEMBER 31, 2013, 2012 AND 2011

12.	SEPARATE ACCOUNTS

The Company has established unitized Separate Accounts applicable to various classes of contracts providing for variable benefits.  Contracts for which funds are invested in unitized variable Separate Accounts include individual and group life and annuity contracts.  The assets (securities) in these unitized accounts are carried at fair value and the investment risk associated with such assets is retained by the contractholder.  These variable products provide minimum death benefits, and in certain annuity contracts, minimum accumulation or withdrawal benefits.  The minimum guaranteed benefit reserves associated with the unitized Separate Accounts are reported in Aggregate reserves for life contracts in the Company’s Statements of Admitted Assets, Liabilities, and Capital Stock and Surplus.

The Company has also established non-unitized Separate Accounts for certain contracts that include a MVA feature associated with fixed rates, including for amounts allocated to the fixed portion of certain combination fixed and variable deferred annuity contracts.  The assets in the variable deferred annuity Separate Account are carried at fair value. For some MVA Contracts, the assets in the fixed deferred annuity account are carried on a general account basis.

The Company earns separate account fees for providing administrative services and bearing the mortality risks related to variable contracts.  Net investment income, capital gains and losses, and changes in mutual fund asset values on variable Separate Accounts are allocated to policyholders and therefore are not reflected in the Statements of Operations of the general account.

For the current reporting year, the Company reported assets and liabilities from the following products into a Separate Account:

•	Sun Life (U.S.) Variable Life
•	Sun Life (U.S.) Variable Annuity
•	Sun Life (U.S.) Market Value Adjusted Annuity

A majority of the variable Separate Account assets are legally insulated from the Company’s general account whereas the non-unitized Separate Account assets are not legally insulated.  The legal insulation of the Separate Account assets prevents such assets from being generally available to satisfy claims resulting from the general account.  In accordance with the domiciliary state procedures for approving items within the Separate Account, the Separate Account classification of legally insulated, vs. not legally insulated, is supported by section 2932 of the Delaware Insurance Code.

The Company maintained separate account assets totaling $30,514.7 million and $31,948.7 million as of December 31, 2013 and 2012, respectively.  As of December 31, 2013 and 2012, the Company’s separate account assets included legally insulated assets of $28,916.1 million and $30,012.1 million, respectively.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2013 AND 2012 AND FOR THE YEARS ENDED DECEMBER 31, 2013, 2012 AND 2011

12.	SEPARATE ACCOUNTS (CONTINUED)

The assets legally insulated and non-legally insulated from the general account as of December 31, 2013 are attributed to the following products/transactions:

Product / Transactions	Legally Insulated	Non- Legally
	Assets	Insulated Assets

(In millions)
Sun Life (U.S.) Variable Life	$ 9,987.9	$ -
Sun Life (U.S.) Variable Annuity	18,928.2	-
Sun Life (U.S.) Market Value Adjusted Annuity	-	1,598.6
Total	$ 28,916.1	$ 1,598.6

Separate account liabilities are determined in accordance with prescribed actuarial methodologies, which approximate the fair value of the related assets less applicable surrender charges.  The resulting surplus is recorded in the general account Statement of Operations as a component of Net Transfers (from) to Separate Accounts.  The variable Separate Accounts are non-guaranteed Separate Accounts, wherein the policyholder assumes substantially all the investment risks and rewards, and MVA Separate Accounts are guaranteed Separate Accounts, wherein the Company contractually guarantees either a minimum return or account value to the policyholder.  In accordance with the guarantees provided, if the investment proceeds are insufficient to cover the rate of return guaranteed for the product, the policyholder proceeds will be remitted by the general account.

The Company had $25,902.5 million and $25,687.6 million of non-guaranteed Separate Account reserves and $1,223.2 million and $1,644.7 million of guaranteed Separate Account reserves as of December 31, 2013 and 2012, respectively.

As of December 31, 2013 and 2012, the general account of the Company had a maximum guarantee for Separate Account liabilities of $20,132.6 million and $22,695.0 million, respectively.

To compensate the general account for the risk taken, the Separate Account paid risk charges of $238.7 million, $191.1 million and $182.3 million during the years ended December 31, 2013, 2012 and 2011, respectively.

For the years ended December 31, 2013, 2012 and 2011, the Company’s general account paid $115.6 million, $110.1 million and $88.4 million for Separate Account guarantees, respectively.

The Company does not engage in securities lending transactions within the Separate Account.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2013 AND 2012 AND FOR THE YEARS ENDED DECEMBER 31, 2013, 2012 AND 2011

12.	SEPARATE ACCOUNTS (CONTINUED)

An analysis of the separate account reserves as of December 31, 2013 is as follows:

(In Thousands)	Nonindexed
	Guarantee	Nonguaranteed
	Less than/	Separate
	equal to 4%	Accounts	Total
Premiums, considerations
or deposits for year ended
12/31/2013	$ 12,624	$ 275,246	$ 287,870
Reserves at 12/31/2013
For accounts with assets at:
Fair Value	296,456	25,902,465	26,198,921
Amortized Cost	926,785	-	926,785
Total Reserves	$ 1,223,241	$ 25,902,465	$ 27,125,706
By withdrawal characteristics:
With FV adjustment	$ 1,223,241	$ -	$ 1,223,241
At fair value	-	25,874,877	25,874,877
Subtotal	1,223,241	25,874,877	27,098,118
Not subject to discretionary
withdrawal		27,588	27,588
Total	$ 1,223,241	$ 25,902,465	$ 27,125,706

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2013 AND 2012 AND FOR THE YEARS ENDED DECEMBER 31, 2013, 2012 AND 2011

12. SEPARATE ACCOUNTS (CONTINUED)

An analysis of the separate account reserves as of December 31, 2012 is as follows:

(In Thousands)	Nonindexed
	Guarantee	Nonguaranteed
	Less than/	Separate
	equal to 4%	Accounts	Total
Premiums, considerations
or deposits for year ended
12/31/2012	$ (164,491)	$ 635,210	$ 470,719
Reserves at 12/31/2012
For accounts with assets at:
Fair Value	350,650	25,687,602	26,038,252
Amortized Cost	1,294,036	-	1,294,036
Total Reserves	$ 1,644,686	$ 25,687,602	$ 27,332,288
By withdrawal characteristics:
With FV adjustment	$ 1,644,686	$ -	$ 1,644,686
At fair value	-	25,660,571	25,660,571
Subtotal	1,644,686	25,660,571	27,305,257
Not subject to discretionary
withdrawal		27,031	27,031
Total	$ 1,644,686	$ 25,687,602	$ 27,332,288

Below is the reconciliation of Net Transfers from Separate Accounts (from) to the Statement of Operations of the Separate Account Statement to the Statement of Operations of the Company:

	Years Ended December 31,
(In Thousands)	2013	2012	2011

Transfers to Separate Accounts	$287,870	$470,719	$2,734,402
Transfers from Separate Accounts	(2,945,712)	(2,685,911)	(2,271,063)
Net Transfers (from) to Separate Accounts on the Statement of Operations	$(2,657,842)	$(2,215,192)	$463,339

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2013 AND 2012 AND FOR THE YEARS ENDED DECEMBER 31, 2013, 2012 AND 2011

13.	FAIR VALUE OF FINANCIAL INSTRUMENTS

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.  In determining fair value, the Company uses various methods including market, income and cost approaches.  The Company utilizes valuation techniques that maximize the use of observable inputs and minimize the use of unobservable inputs.

The Company has categorized its financial instruments into a three-level hierarchy based on the priority of the inputs to the valuation technique.  The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3).  If the inputs used to measure fair value fall within different levels of the hierarchy, the category level is based on the lowest priority level input that is significant to the fair value measurement of the instrument.

Financial assets and liabilities recorded at fair value in the Company’s Statements of Admitted Assets, Liabilities, and Capital Stock and Surplus are categorized as follows:

Level 1

•	Unadjusted quoted prices for identical assets or liabilities in an active market.

The types of assets and liabilities utilizing Level 1 valuations include U.S. Treasury and agency securities, investments in publicly-traded mutual funds with quoted market prices, and exchange traded derivatives.

Level 2

•	Quoted prices in markets that are not active or significant inputs that are observable either directly or indirectly.

Level 2 inputs include the following:

· Quoted prices for similar assets or liabilities in active markets,
· Quoted prices for identical or similar assets or liabilities in non-active markets,
· Inputs other than quoted market prices that are observable, and
· Inputs that are derived principally from or corroborated by observable market data through correlation or other means.

The types of assets and liabilities utilizing Level 2 valuations generally include U.S. Government securities not backed by the full faith and credit of the government, municipal bonds, structured notes, certain ABS (including collateralized debt obligations, RMBS, CMBS), certain corporate debt, certain private equity investments and certain derivatives.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2013 AND 2012 AND FOR THE YEARS ENDED DECEMBER 31, 2013, 2012 AND 2011

13.	FAIR VALUE OF FINANCIAL INSTRUMENTS (CONTINUED)

Level 3

•
Prices or valuation techniques that require inputs that are both unobservable and significant to the overall fair value measurement.  They reflect management's opinions regarding the assumptions a market participant would use in pricing the asset or liability.  Generally, the types of assets and liabilities utilizing Level 3 valuations are certain ABS, RMBS, and CMBS, certain corporate debt, certain private equity investments, certain mutual fund holdings, and certain derivatives.

There were no significant changes made in valuation techniques during 2013 or 2012.

The Company’s assets and liabilities by classification measured at fair value as of December 31, 2013 were as follows:

(In Thousands)
Description for each class of asset or liability	Level 1	Level 2	Level 3	Total
Assets at fair value:
Debt securities - Unaffiliated (c)
Asset-backed securities	$ -	$ -	$ 1,637	$ 1,637
Residential mortgage-backed securities	-	527	-	527
Commercial mortgage-backed securities	-	-	9,751	9,751
Industrial and miscellaneous	-	-	-	-
Derivative Assets (e)
Interest Rate contracts	904	50,473	-	51,377
Equity contracts	7,650	97,293	17,909	122,852
FX contracts	384	-	-	384
Separate Accounts assets (d)	21,817,296	5,663,362	585,422	28,066,080
Total assets at fair value	$ 21,826,234	$ 5,811,655	$ 614,719	$28,252,608
Liabilities at fair value:
Separate Accounts (d)	$ -	$ (23,791)	$ -	$ (23,791)
Derivative Liabilities (e)
Interest Rate contracts	(827)	(305,864)	-	(306,691)
Equity Contracts	(6,234)	-	-	(6,234)
FX contracts	(468)	(8,554)	-	(9,022)
Total liabilities at fair value	$ (7,529)	$ (338,209)	$ -	$ (345,738)

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2013 AND 2012 AND FOR THE YEARS ENDED DECEMBER 31, 2013, 2012 AND 2011

13. FAIR VALUE OF FINANCIAL INSTRUMENTS (CONTINUED)

The Company’s assets and liabilities by classification measured at fair value as of December 31, 2012 were as follows:

(In Thousands)
Description for each class of asset or liability	Level 1	Level 2	Level 3	Total
Assets at fair value:
Preferred stock - Unaffiliated (a)
Industrial and miscellaneous	$ -	$ -	$ -	$ -
Common stock - Unaffiliated (b)
Industrial and miscellaneous	-	-	-	-
Debt securities - Unaffiliated (c)
Asset-backed securities	-	-	19,405	19,405
Residential mortgage-backed securities	-	37,869	6,486	44,355
Commercial mortgage-backed securities	-	13,718		13,718
Industrial and miscellaneous	-	-	-	-
Derivative Assets (e)
Interest Rate contracts	8	269,898	-	269,906
Equity contracts	36,780	4,563		41,343
FX contracts	839	337	-	1,176
Separate Accounts assets (d)	21,405,998	6,476,234	508,231	28,390,463
Total assets at fair value	$ 21,443,625	$ 6,802,619	$ 534,122	$ 28,780,366
Liabilities at fair value:
Separate Accounts (d)	$ -	$ (58,247)	$ -	$ (58,247)
Derivative Liabilities (e)
Interest Rate contracts	(3,353)	(108,873)	-	(112,226)
Equity Contracts	(51,763)	-	-	(51,763)
FX contracts	(1,849)	(9,149)	-	(10,998)
Total liabilities at fair value	$ (56,965)	$ (176,269)	$ -	$ (233,234)

(a) Preferred stocks with NAIC designations between 4 and 6 are carried at the lower of amortized cost or fair value.  Where fair value is less than amortized cost, amounts are included in the table above.

(b) Common stocks are carried at fair value.

(c) Debt securities with NAIC designations of 6 are carried at the lower of amortized cost or fair value. Where fair value is less than amortized cost, amounts are included in the table above.

(d) Separate Account assets include invested assets carried at fair value, but exclude debt securities and preferred stocks where market risk is guaranteed by the Company and assets carried at amortized cost based on the respective NAIC rating, as well as $1,387.4 million and $2,186.6 million of investment income and receivables due at December 31, 2013 and 2012, respectively, which are included in the Separate Account assets on the Statement of Admitted Assets, Liabilities, and Capital Stock and Surplus.  Separate Account liabilities include derivative liabilities carried at fair value.

(e) The derivatives included in the leveling descriptions are carried at fair value.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2013 AND 2012 AND FOR THE YEARS ENDED DECEMBER 31, 2013, 2012 AND 2011

13.	FAIR VALUE OF FINANCIAL INSTRUMENTS (CONTINUED)

None of the Company’s assets measured at fair value transferred between Levels 1 and 2 during the years ended December 31, 2013 and December 31, 2012.

The following table is a reconciliation of the beginning and ending balances for assets and liabilities which were categorized as Level 3 for the twelve-month period ended December 31, 2013:

	Beginning	Transfers Into	Transfers Out	Total gains	Total gains	Purchases	Issuances	Sales	Settlements	Ending
	Balance at	Level 3	of Level 3	and (losses)	and (losses)					Balance at
	1/1/2013			included in	included in					12/31/2013
(In Thousands)				Net Income	Surplus
Assets:
Common stock	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Debt securities - Unaffiliated
Asset-backed securities	19,405	-	-	807	26	89	-	-	(18,690)	1,637
Residential mortgage-backed securities	6,486	-	-	(1,109)	-	-	-	(4,610)	(767)	-
Commercial mortgage-backed securities	-	10,790	-	(518)	(4,416)	-	-	-	3,895	9,751
Industrial and miscellaneous	-	-	-	-	-	-	-	-	-	-
Derivative Assets	-	-	(7,844)	-	3,930	21,823	-	-	-	17,909
Separate Accounts assets	508,231	75,447	(15,879)	(185)	30,808	82,737	-	(59,680)	(36,057)	585,422
Total Assets	$ 534,122	$ 86,237	$ (23,723)	$ (1,005)	$ 30,348	$ 104,649	$ -	$ (64,290)	$ (51,619)	$ 614,719

The following table is a reconciliation of the beginning and ending balances for assets and liabilities which were categorized as Level 3 for the twelve-month period ended December 31, 2012:

	Beginning	Transfers Into	Transfers Out	Total gains	Total gains	Purchases	Issuances	Sales	Settlements	Ending
	Balance at	Level 3	of Level 3	and (losses)	and (losses)					Balance at
	1/1/2012			included in	included in					12/31/2012
(In Thousands)				Net Income	Surplus
Assets:
Common stock	$ 3,824	$ -	$ -	$ 670	$ 16	$ -	$ -	$ (4,510)	$ -	$ -
Debt securities - Unaffiliated
Asset-backed securities	23,157	16	(8,425)	(1,220)	7,018	-	-	(618)	(523)	19,405
Residential mortgage-backed securities	29,857	4,381	(27,719)	(4,885)	5,671	-	-	-	(819)	6,486
Industrial and miscellaneous	-	-	-	-	-	-	-	-	-	-
Derivative Assets	5,193	-	-	-	-	-	-	-	(5,193)	-
Separate Accounts assets	518,053	31,673	(4,931)	585	8,078	266,219	11,512	(266,621)	(56,337)	508,231
Total Assets	$ 580,084	$ 36,070	$ (41,075)	$ (4,850)	$ 20,783	$ 266,219	$ 11,512	$ (271,749)	$ (62,872)	$ 534,122

The Company transfers assets into or out of Level 3 at the fair value as of the beginning of the reporting period.  Transfers made were the result of changes in the level of observability of inputs used to price the assets or changes in NAIC ratings.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2013 AND 2012 AND FOR THE YEARS ENDED DECEMBER 31, 2013, 2012 AND 2011

13.	FAIR VALUE OF FINANCIAL INSTRUMENTS (CONTINUED)

The table below presents the balances of Level 3 assets measured at fair value with their corresponding pricing sources as of December 31, 2013:

	Valuation	Significant	Fair Value	Range	Weighted
	Techniques	Unobservable			Average
		Inputs
(In Thousands)
Debt securities - Unaffiliated
Asset-backed securities	Held at Cost	N/A	$ 1,548	N/A	N/A
	Matrix Pricing	Spreads	89	N/A	N/A
Commercial mortgage-backed securities	Matrix Pricing	Discount Rates	9,751	3-34%	21%
Derivative Assets
Separate Accounts assets	Matrix Pricing	Spreads	11,435	N/A	N/A
	Market Pricing	Quoted Prices	110,715	87-123	$ 102
Total Assets			$ 133,538

The following table presents the carrying amounts and estimated fair values of the Company’s financial instruments as of December 31, 2013:

(In Thousands)	Aggregate	Admitted				Not Practicable
Type of Financial Instrument	Fair Value	Assets	Level 1	Level 2	Level 3	(Carrying Value)
Cash, cash equivalents and
short-term investments	$ 1,440,125	$1,440,125	$ 374,434	$1,065,691	$	$ -
Debt securities	4,833,793	4,759,852	604,633	2,383,464	1,845,696	-
Preferred stocks	21,696	23,150	-	20,599	1,097	-
Mortgages loans on real estate	779,201	748,309	-	-	779,201	-
Derivatives – options and swaptions	137,634	137,634	7,587	112,138	17,909	-
Derivatives – swaps and forwards	35,629	35,629	-	35,629	-	-
Derivatives- futures	1,350	1,350	1,350	-	-	-
Contract loans	536,003	537,058	-	-	536,003	-
Other invested assets	184,991	183,199	-	19,098	165,893	-
Separate account assets	29,158,501	29,127,294	21,875,212	6,393,515	889,774	-

Contractholder deposit funds and other
policyholder liabilities	(185,647)	(184,482)	-	-	(185,647)	-
Derivatives – swaps and forwards	(314,418)	(314,418)	-	(314,418)	-	-
Derivatives- futures	(7,529)	(7,529)	(7,529)	-	-	-
Separate account liabilities	(32,595)	(32,595)	-	-	(32,595)	-

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2013 AND 2012 AND FOR THE YEARS ENDED DECEMBER 31, 2013, 2012 AND 2011

13.	FAIR VALUE OF FINANCIAL INSTRUMENTS (CONTINUED)

The following table presents the carrying amounts and estimated fair value of the Company’s financial instruments as of December 31, 2012:

(In Thousands)
	Aggregate	Admitted				Not Practicable
Type of Financial Instrument	Fair Value	Assets	Level 1	Level 2	Level 3	(Carrying Value)

Cash, cash equivalents and	$ 341,431	$ 341,431	$ 341,431	$ -	$ -	$ -
short-term investments
Debt securities	7,731,439	7,308,199	1,101,108	6,326,443	303,888	-
Preferred stocks	22,833	23,000	-	21,677	1,156	-
Mortgages loans on real estate	870,010	814,612	-	-	870,010	-
Derivatives – options and swaptions	48,426	48,426	30,869	17,557	-	-
Derivatives – swaps and forwards	257,241	257,241	-	257,241	-	-
Derivatives- futures	6,758	6,758	6,758	-	-	-
Contract loans	610,742	564,071	-	-	610,742	-
Other invested assets	33,668	30,569	-	20,542	13,126	-
Separate account assets	29,859,238	29,761,545	21,456,900	7,711,370	690,968	-

Contractholder deposit funds and other
policyholder liabilities	(1,088,797)	(1,128,331)	-	-	(1,088,797)	-
Long-term debt to affiliates	(100,000)	(100,000)	-	-	(100,000)	-
Derivatives – swaps and forwards	(151,886)	(125,088)	-	(151,886)	-	-
Derivatives- futures	(56,965)	(56,965)	(56,965)	-	-	-
Separate account liabilities	(91,958)	(91,958)	-	(58,247)	(33,711)	-

The methods and assumptions that the Company uses in determining the estimated fair value of its financial instruments are summarized below:

Cash, cash equivalents and short-term investments – The carrying value for cash, cash equivalents and short-term investments approximates fair value due to the short-term nature and liquidity of the balances.

Debt securities – The Company determines the fair value of its publicly-traded fixed maturity securities using three primary pricing methods: third-party pricing services, non-binding broker quotes and pricing models.  Prices are first sought from third-party pricing services with the remaining unpriced securities priced using one of the other two methods.  Third-party pricing services derive the security prices through recently reported trades for identical or similar securities with adjustments for trading volumes and market observable information through the reporting date.  In the event that there are no recent market trades, pricing services and brokers may use pricing models to develop a security price based on future expected cash flows discounted at an estimated market rate using collateral performance and vintages.  The Company generally does not adjust quotes or prices obtained from brokers or pricing services.

Structured securities, such as ABS, RMBS and CMBS, are priced using third-party pricing services, a fair value model, or independent broker quotations.  Typical inputs used by these three pricing methods include, but are not limited to, reported trades, benchmark yields, issuer spreads, bids and/or estimated cash flows and prepayment speeds.

In addition, estimates of expected future prepayments are factors in determining the price of ABS, RMBS and CMBS.  These estimates are based on the underlying collateral and structure of the security, as well as prepayment speeds previously experienced in the market at interest rate levels projected for the underlying collateral.  Actual prepayment experience may vary from these estimates.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2013 AND 2012 AND FOR THE YEARS ENDED DECEMBER 31, 2013, 2012 AND 2011

13.	FAIR VALUE OF FINANCIAL INSTRUMENTS (CONTINUED)

For privately-placed fixed maturity securities, fair values are estimated using model prices or broker quotes. A portion of privately-placed fixed maturity securities (typically SEC Rule 144A securities) are priced using market prices.

The Company’s ability to liquidate positions in privately-placed fixed securities and mortgages could be impacted to a significant degree by the lack of an actively-traded market.  Although the Company believes that its estimates reasonably reflect the fair value of those instruments, its key assumptions about risk-free interest rates, risk premiums, performance of underlying collateral (if any) and other factors may not reflect those of an active market.

Common and Preferred Stocks – The fair value of the Company’s equity securities not accounted for under the equity method is first based on quoted market prices.  Similar to fixed-maturity securities, the Company uses pricing services and broker quotes to price the equity securities for which the quoted market price is not available.

Mortgage loans – The fair values of mortgage loans are estimated by discounting future cash flows using current rates at which similar loans would be made to borrowers with similar credit ratings and for the same remaining maturities.

Derivatives - The fair values of swaps are based on current settlement values, dealer quotes and market prices.  Fair values for options and futures are also based on dealer quotes, internal models and market prices.

Contract loans - The fair value of policy loans is determined by estimating future policy loan cash flows and discounting the cash flows at a current market interest rate.

Other invested assets - Other invested assets (excluding investments accounted for under the equity method) include low income housing tax credits (“LIHTC”), surplus debentures, collateral loans and equipment lease trusts.  The fair value of LIHTCs and equipment leases approximate their carrying values. The fair values of surplus debentures and collateral loans are based upon the same methods used for other private placements as described above.

Separate Accounts – The estimated fair values of assets and liabilities are valued with the same methodology described above.  The difference between Separate Account assets and liabilities reflected above and the total recognized in the Statements of Admitted Assets, Liabilities and Capital and Surplus represents amounts that are considered non-financial instruments.

Contractholder deposit funds - The fair values of the Company’s general account liabilities under investment-type contracts (insurance and annuity contracts that do not involve mortality or morbidity risks) are estimated using discounted cash flow analyses or surrender values.  Those contracts that are deemed to have short-term guarantees have a carrying amount equal to the estimated fair value.

Debt - The fair value of debt is based on future cash flows discounted at the stated interest rate, considering all appropriate terms of the related agreements.  Due to certain provisions included in such agreements, whereby the issuer of the notes has the ability to call each note at par, the fair value is equal to par value.  Debt includes borrowed money and surplus funds.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2013 AND 2012 AND FOR THE YEARS ENDED DECEMBER 31, 2013, 2012 AND 2011

14.                 FEDERAL INCOME TAXES

The application of SSAP No. 101 requires a company to evaluate the recoverability of DTAs and to establish a valuation allowance if necessary to reduce the DTA to an amount which is more likely than not to be realized.  Considerable judgment is required in determining whether a valuation allowance is necessary, and if so, the amount of such valuation allowance.  In connection with the Sale Transaction as defined in Note 1, the Company and its Former Parent will make an election under Treasury Regulation Section 1.1502-36(d) for the Former Parent to retain the Company’s tax attributes as of July 31, 2013 related to the Company’s net operating loss carryforward, capital loss carryforward and deferred acquisition cost.  The Sale Transaction closed on August 2, 2013 with an effective date of August 1, 2013 and the DTAs related to these items were transferred to the Former Parent as of July 31, 2013.  Therefore, since the valuation allowance recorded at December 31, 2012 was related specifically to these items and the fact that they were to be retained by the Former Parent, the valuation allowance was released on July 31, 2013.

The following table provides the components of the Company’s net DTAs and DTLs as of December 31, 2013 and 2012.

(In Thousands)	December 31, 2013			December 31, 2012			Change
Description	Ordinary	Capital	Total	Ordinary	Capital	Total	Ordinary	Capital	Total

Gross Deferred Tax Assets	$ 552,009	$ 5,856	$ 557,865	$1,156,141	$ 17,856	$1,173,997	$(604,132)	$ (12,000)	$(616,132)
Statutory Valuation Allowance Adjustments	-	-	-	(361,941)	(17,856)	(379,797)	361,941	17,856	379,797
Adjusted Gross Deferred Tax Assets	552,009	5,856	557,865	794,200	-	794,200	(242,191)	5,856	(236,335)
Deferred Tax Assets Nonadmitted	291,163	5,853	297,016	392,830	-	392,830	(101,667)	5,853	(95,814)
Subtotal Net Admitted Deferred Tax Assets	260,846	3	260,849	401,370	-	401,370	(140,524)	3	(140,521)
Deferred Tax Liabilities	76,609	3	76,612	240,172	-	240,172	(163,563)	3	(163,560)
Net Admitted Deferred Tax Assets /
(Net Deferred Tax Liabilities)	$ 184,237	$ -	$ 184,237	$ 161,198	$ -	$ 161,198	$ 23,039	$ -	$ 23,039

The following table provides component amounts of the Company's net admitted DTA calculation by tax character.

	December 31, 2013			December 31, 2012			Change
(In Thousands)
Description	Ordinary	Capital	Total	Ordinary	Capital	Total	Ordinary	Capital	Total

Admission Calculation Components
SSAP No. 101
(a) Admitted Pursuant to 11.a.	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
(b) Admitted Pursuant to 11.b.
(lesser of 11.b.i. or 11.b.ii.)	184,237	-	184,237	161,198	-	161,198	23,039	-	23,039
(c) 11.b.i	-	-	234,926	-	-	459,248	-	-	-
(d) 11.b.ii	-	-	184,237	-	-	161,198	-	-	-
(e) Admitted Pursuant to 11.c.	76,609	3	76,612	240,172	-	240,172	(163,563)	3	(163,560)
(f) Total admitted under 11.a. - 11.c.	260,846	3	260,849	401,370	-	401,370	(140,524)	3	(140,521)
(g) Deferred Tax Liabilities	76,609	3	76,612	240,172	-	240,172	(163,563)	3	(163,560)
Net admitted Deferred Tax Assets
Deferred Tax Liabilities	$ 184,237	$ -	$184,237	$161,198	$ -	$161,198	$ 23,039	$ -	$ 23,039

	2013	2012

Ratio Percentage Used To Determine Recovery Period
And Threshold Limitation Amount	1175%	893%

Amount Of Adjusted Capital And Surplus Used To
Determine Recovery Period And Threshold Limitation
Above	$ 1,226,182,653	$ 1,074,655,679

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2013 AND 2012 AND FOR THE YEARS ENDED DECEMBER 31, 2013, 2012 AND 2011

14.	FEDERAL INCOME TAXES (CONTINUED)

The following table provides the impact of tax planning strategies, if used in the Company's SSAP No. 101 calculation, on adjusted gross and net admitted DTAs.

	December 31, 2013		December 31, 2012		Change
(In Thousands)
Description	Ordinary	Capital	Ordinary	Capital	Ordinary	Capital
Impact of Tax Planning Strategies
Determination of Adjusted Gross Deferred Tax Assets
and Net Admitted Deferred Tax Assets, by Tax
Character as a Percentage.
Adjusted Gross Deferred Tax Assets	$ 552,009	$ 5,856	$ 794,200	$ -	$ (242,191)	$ 5,856
Percentage of Adjusted Gross Deferred Tax Assets
by Tax Character Attributable to the
Impact of Tax Planning Strategies	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
Net Admitted Adjusted Gross Deferred Tax Assets	$ 260,846	$ 3	$ 401,370	$ -	$ (140,524)	$ 3
Percentage of Net Admitted Adjusted
Gross Deferred Tax Assets by Tax Character Because
of the Impact of Tax Planning Strategies	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%

The Company did not utilize tax planning strategies in the calculation of its adjusted gross DTAs and net admitted DTAs.

The Company has no temporary difference for which a DTL has not been established.

The following tables provide the Company's significant components of income taxes incurred and the changes in DTAs and DTLs.

(In Thousands)	December 31, 2013	December 31, 2012	December 31, 2011
Current Income Tax
Federal tax benefit from operations	$ (84,275)	$ (84,977)	$ (37,926)
Federal tax expense on prior period adjustment	-	-	-
Federal income tax on net capital gains	28,847	(2,216)	9,659
Utilization of capital loss carry-forwards	-	-	(10,948)
Federal tax (benefit) expense on stock options	(539)	184	(982)
Current income tax benefit	$ (55,967)	$ (87,009)	$ (40,197)

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2013 AND 2012 AND FOR THE YEARS ENDED DECEMBER 31, 2013, 2012 AND 2011

14.	FEDERAL INCOME TAXES (CONTINUED)

(In Thousands)	December 31, 2013	December 31, 2013	Change
Deferred Tax Assets:

Ordinary
Policyholder reserves	$ 242,306	$ 517,331	$ (275,025)
Investments	204,640	213,028	(8,388)
Deferred acquisition costs	2,753	119,385	(116,632)
Net operating loss carry-forward	59,040	242,556	(183,516)
Other (including items <5% of total ordinary tax assets)	43,270	63,841	(20,571)
Total ordinary Deferred Tax Assets	$ 552,009	$ 1,156,141	$ (604,132)
Statutory valuation allowance adjustment	-	361,941	(361,941)
Nonadmitted	291,163	392,830	(101,667)
Admitted ordinary Deferred Tax Assets	$ 260,846	$ 401,370	$ (140,524)
Capital:
Investments	-	-	-
Net capital loss carry-forward	5,856	17,856	(12,000)
Subtotal	$ 5,856	$ 17,856	$ (12,000)
Statutory valuation allowance adjustment	-	17,856	(17,856)
Nonadmitted	5,853	-	5,853
Admitted capital Deferred Tax Assets	$ 3	$ -	$ 3
Admitted Deferred Tax Assets	$ 260,849	$ 401,370	$ (140,521)
Deferred Tax Liabilities:
Ordinary
Investments	$ -	$ 135,748	$ (135,748)
Policyholder reserves	76,332	89,539	(13,207)
Other (including items <5% of total ordinary tax liabilities)	277	14,885	(14,608)
Subtotal	$ 76,609	$ 240,172	$ (163,563)
Capital:
Investments	3	-	3
Subtotal	$ 3	$ -	$ 3
Deferred Tax Liabilities	$ 76,612	$ 240,172	$ (163,560)
Net admitted Deferred Tax Assets / Deferred Tax Liabilities	$ 184,237	$ 161,198	$ 23,039

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2013 AND 2012 AND FOR THE YEARS ENDED DECEMBER 31, 2013, 2012 AND 2011

14.	FEDERAL INCOME TAXES (CONTINUED)

The change in net deferred income taxes is comprised of the following:

(In Thousands)
Description	December 31, 2013	December 31, 2012	Change
Total Deferred Tax Assets	$ 557,865	$ 1,173,997	$ (616,132)
Total Deferred Tax Liabilities	76,612	240,172	(163,560)
Net Deferred Tax Assets / Deferred Tax Liabilities	$ 481,253	$ 933,825	$ (452,572)
Statutory valuation allowance	-	(379,797)	379,797
Net Deferred Tax Assets / Deferred Tax Liabilities	$ 481,253	$ 554,028	$ (72,775)

Tax effect of unrealized (gains)/losses			129,520
Change in net deferred income tax			$ (202,295)

The provision for federal income taxes incurred for the current year is different from that which would be obtained by applying the statutory federal income tax rate of 35% to income before income taxes.  The significant items causing this difference at December 31, 2013, 2012 and 2011 were as follows:

(In Thousands)	December 31, 2013			December 31, 2012			December 31, 2011

Description	Amount	Tax Effect @ 35%	Effective Tax Rate	Amount	Tax Effect @ 35%	Effective Tax Rate	Amount	Tax Effect @ 35%	Effective Tax Rate
Net gain from operations	$ 486,232	$ 170,182	28.5%	$ (41,797)	$ (14,629)	3.3%	$ (423,255)	$ (148,139)	28.6%
Pre-tax capital gains - Pre IMR		38,571	6.5%		(140,412)	31.7%		(33,108)	6.4%
Dividends Received Deduction		(14,000)	-2.3%		(14,000)	3.2%		(14,000)	2.7%
Tax Credits		(4,752)	-0.8%		(4,739)	1.1%		(4,281)	0.8%
Non-deductible expenses		496	0.1%		545	-0.1%		669	-0.1%
Change in tax contingency reserves		(2,271)	-0.4%		(1,860)	0.4%		1,676	-0.3%
Reversal of IMR		(20,514)	-3.4%		(4,743)	1.1%		(8,270)	1.6%
Change in non-admitted assets		(2,259)	-0.4%		4,763	-1.1%		1,605	-0.3%
Prior year adjustments		(572)	-0.1%		(2,455)	0.6%		(5,728)	1.1%
Retained Deferred Tax Asset		347,765	58.2%		-	0.0%		-	0.0%
Change in statutory valuation allowance		(379,797)	-63.7%		379,797	85.9%		-	0.0%
Other		13,479	2.3%		(1,509)	0.3%		-	0.0%
Total statutory income taxes		$ 146,328	24.5%		$ 200,758	-45.4%		$ (209,576)	40.5%

Federal income taxes incurred		$ (55,967)	-9.4%		$ (87,009)	19.6%		$ (40,197)	7.8%
Change in net deferred income taxes		202,295	33.9%		287,767	-65.0%		(169,379)	32.7%
Total statutory income taxes		$ 146,328	24.5%		$ 200,758	-45.4%		$ (209,576)	40.5%

At December 31, 2013, the Company had $168.8 million of net operating loss carryforwards, which will begin to expire, if not utilized, in 2028.  At December 31, 2013, the Company had $16.7 million of capital loss carryforwards which will expire if not utilized in 2018.  At December 31, 2013, the Company had $12.5 million of foreign tax credit carryforwards, which will begin to expire if not utilized, in 2020.  At December 31, 2013, the Company had $10.1 million of LIHTC carryforwards, which will begin to expire, if not utilized, in 2030.  At December 31, 2013, the Company had no minimum tax credit carryforwards.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2013 AND 2012 AND FOR THE YEARS ENDED DECEMBER 31, 2013, 2012 AND 2011

14.	FEDERAL INCOME TAXES (CONTINUED)

At December 31, 2013, the Company has no income taxes incurred in the current or preceding years that will be available for recoupment in the event of future net losses.

The Company has no deposits admitted under section 6603 of the Internal Revenue code.

A reconciliation of the beginning and ending balances of tax contingencies computed in accordance with SSAP No. 101 and SSAP No. 5R is as follows:

(In Thousands)	2013	2012
Balance, beginning of year	$ 1,477	$ 1,477
Gross increases related to tax positions in prior years	1,820	-
Gross decreases related to tax positions in prior years	-	-
Gross increases related to tax positions in current year	-	-
Settlements with Former Parent	(3,297)	-
Close of tax examinations/statutes of limitations	-	-
Balance, end of year	$ -	$ 1,477

The Company recognizes interest accrued related to unrecognized tax benefits (“UTB”) in income tax expense.  The Company had no accrued interest balance as of December 31, 2013.  The Company had an accrued interest balance of $6.3 million as of December 31, 2012. The Company recognized $0.5 million and $2.9 million in gross interest benefit related to UTB during the years ended December 31, 2013 and 2012, respectively.  The Company has not accrued any penalties related to UTB.

Tax years prior to 2003 are closed to examination and audit adjustments under the applicable statute of limitations.  The Company is subject to ongoing examinations for subsequent tax years as a member of the Former Parent’s consolidated federal income tax returns.  Tax years 2007, 2008 and 2009 for the consolidated return are in the initial stages of the appeals process.  The 2003 through 2006 tax years for the consolidated return are still in the appeals process with the Internal Revenue Service (the “IRS”).  Although the Company remains jointly and severally liable for consolidated tax liabilities, the Company is held harmless by the Former Parent in accordance with the Sale Transaction agreement and believes that the possibility of a tax liability for the pre-sale tax years is remote.  Additionally, the Company does not believe it has any uncertain tax positions for its federal income tax return that would be material to its financial condition, results of income, or cash flows.  Therefore, the Company did not record a liability for UTB at December 31, 2013.  As of December 31, 2013, there were no positions for which management believes it is reasonably possible that the total amounts of tax contingencies will significantly increase within 12 months of the reporting date.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2013 AND 2012 AND FOR THE YEARS ENDED DECEMBER 31, 2013, 2012 AND 2011

14.	FEDERAL INCOME TAXES (CONTINUED)

The Company will file a consolidated federal income tax return for the stub period January 1, 2013 to July 31, 2013 with the following affiliates and former affiliates:

Sun Life Assurance Company of Canada - U.S. Operations Holdings, Inc.	Professional Insurance Company
Sun Life Financial (U.S.) Holdings, Inc.	Massachusetts Financial Services Company
Sun Life Financial (Japan), Inc.	MFS Investment Management K.K.
Sun Life Financial (U.S.) Finance, Inc.	MFS Fund Distributors, Inc.
Sun Canada Financial Co.	MFS Service Center, Inc.
Sun Life Financial Distributors, Inc.	MFS Institutional Advisors, Inc.
Clarendon Insurance Agency, Inc.*	MFS Heritage Trust Company
Sun Life of Canada (U.S.) Holdings, Inc.	California Benefits Dental Plan
Sun Life of Canada (U.S.) Financial Services Holdings, Inc.	Sun Life Administrators (U.S.), Inc.
Independence Life and Annuity Company	Dental Holdings, Inc.
Sun Life Insurance and Annuity Company of New York*	Sun Life Financial (U.S.) Services Company, Inc.
Sun Life Financial (U.S.) Reinsurance Company

*As a result of the Sale Transaction described in Note 1, the Company and its affiliates exited the consolidated group mentioned above as of August 2, 2013.  The Company will file a separate consolidated federal income tax return for the period August 1, 2013 to December 31, 2013 with its subsidiary, SLNY, and will continue to do so in future tax years under Internal Revenue Code Section 1504 (c)(1).  Clarendon will file a stand-alone tax return through 2018 until it is allowed to join the new consolidated group in 2019 per Internal Revenue Code Section 1504 (c)(2)(A).

The method of allocation of the total consolidated federal income tax among the members of the consolidated tax group is subject to written agreements, approved by the Board of Directors.  Under these agreements, income tax amounts are allocated based upon the separately calculated liability of each consolidated member of the group with credit provided for losses that were utilized by other group members.  Following the Sale Transaction, the Company exited the Former Parent’s consolidated federal income tax return and is no longer a party to the tax allocation agreement with its former affiliates.  Final tax settlements were agreed to with the Former Parent and no future tax allocations are expected to occur with the Former Parent.

For periods after the Sale Transaction, a formal tax allocation agreement has not yet been implemented, but the methodology remains the same except that the members of the group have changed.  Allocation is based upon separate return calculations with current credit (benefit) given for losses and tax attributes that are utilized by the consolidated group.  Intercompany tax balances are settled on a quarterly basis and a final true up is made after the filing of the federal income tax return, as prescribed by the terms of the agreement.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2013 AND 2012 AND FOR THE YEARS ENDED DECEMBER 31, 2013, 2012 AND 2011

15.	CAPITAL STOCK AND SURPLUS AND DIVIDEND RESTRICTIONS

As of December 31, 2013 and 2012, the Company had 6,437 shares issued and outstanding with a par value of $1000 per share.

The Company’s ability to pay dividends is subject to certain statutory restrictions. The State of Delaware has enacted laws governing the payment of dividends to stockholders by domestic insurers.  Pursuant to Delaware's statute, the maximum amount of dividends and other distributions that a domestic insurer may pay in any twelve-month period without the prior approval of the Commissioner is limited to the greater of:  (i) 10% of its statutory surplus as of the preceding December 31; or (ii) the Company's statutory net gain from operations for the preceding calendar year.  Any dividends to be paid by an insurer, whether or not in excess of the aforementioned threshold, from a source other than statutory surplus would also require the prior approval of the Commissioner.  In connection with the change in control of the Company effective August 1, 2013, any portion of a dividend which would cause the Company’s total adjusted capital as of the most recent calendar quarter end to fall below three hundred percent of Company Action Level NAIC risk-based capital as of such calendar quarter end, after taking into account the payment of such dividend, requires the prior approval of the Department.

No dividends were paid to the Parent or Former Parent during 2013 or 2012.  Extraordinary dividends of $300 million were paid to the Former Parent during 2011.

As discussed in Note 2, there were two distributions from gross paid in and contributed surplus during 2013, to the Former Parent.

The Company recorded a restatement of gross paid-in and contributed surplus and unassigned funds under a quasi-reorganization pursuant to SSAP No. 72, Surplus and Quasi-reorganizations.  The restatement was recorded as of June 30, 2013 and did not change the Company’s total surplus. The quasi-reorganization was approved by the Department.

The impact of the quasi-reorganization was as follows:

(In Thousands)
	Change in Year Surplus	Change in Gross Paid-in and
	(Unassigned Funds)	Contributed Surplus

2013	$ 1,851,883	$ (1,851,883)

*Reset of surplus effective June 30, 2013.  Unassigned surplus adjusted for the net impact of OTTI recorded on hybrid securities totaling $12,589,924.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2013 AND 2012 AND FOR THE YEARS ENDED DECEMBER 31, 2013, 2012 AND 2011

16.	RISK-BASED CAPITAL

Life and health insurance companies are subject to certain Risk-based Capital (“RBC”) requirements as specified by the NAIC.  The RBC requirements provide a method for measuring the minimum acceptable amount of adjusted capital that a life insurer should have, as determined under statutory accounting principles, taking into account the risk characteristics of its investments and products.  The Company has met the minimum RBC requirements at December 31, 2013 and 2012.

17.	COMMITMENTS AND CONTINGENT LIABILITIES

Contingent commitments

The Company had commitments for partnership investments of $3.7 million and $11.5 million as of December 31, 2013 and 2012, respectively.

Regulatory and industry developments

Under insurance guaranty fund laws in each state, the District of Columbia and Puerto Rico, insurers licensed to do business can be assessed by state insurance guaranty associations for certain obligations of insolvent insurance companies to policyholders and claimants.  Most of these laws do provide, however, that an assessment may be excused or deferred if it would threaten an insurer's solvency and further provide annual limits on such assessments.  Part of the assessments paid by the Company pursuant to these laws may be used as credits for a portion of the associated premium taxes.

The liquidation of Executive Life Insurance Company, along with other insolvencies reported by the National Organization of Life and Health Insurance Guaranty Associations, will result in retrospective premium-based guaranty fund assessments against the Company.  Based on the best information available, the Company has recorded an accrued liability of $4.1 million and $10.2 million for guaranty fund assessments as of December 31, 2013 and 2012, respectively.  The Company does not know the period over which the guaranty fund assessments are expected to be paid.

The Company has not established any asset for premium tax credits or policy surcharges as their recoveries are not estimable.

Litigation, Income Taxes and Other Matters

In Revenue Ruling 2007-61, issued on September 25, 2007, the IRS announced its intention to issue regulations with respect to certain computational aspects of the DRD on separate account assets held in connection with variable annuity contracts.  Revenue Ruling 2007-61 suspended Revenue Ruling 2007-54, issued on August 16, 2007, that purported to change accepted industry and IRS interpretations of the statutes governing computational questions impacting the DRD.  On May 30, 2010, the IRS issued an Industry Director Directive which makes it clear that IRS interpretations prior to Revenue Ruling 2007-54 should be followed until new regulations are issued.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2013 AND 2012 AND FOR THE YEARS ENDED DECEMBER 31, 2013, 2012 AND 2011

17.	COMMITMENTS AND CONTINGENT LIABILITIES (CONTINUED)

New DRD regulations that the IRS proposes for issuance on this matter will be subject to public comment, at which time the insurance industry and other interested parties will have the opportunity to raise comments and questions about the content, scope, and application of new regulations.  This issue was included in the 2012-2013 Priority Guidance Plan, issued on November 19, 2012, as one of the projects the IRS intended to work on in 2013.  The IRS did not reach any conclusion in 2013 and therefore included the issue again in the 2013-2014 Priority Guidance Plan issued on January 29, 2014.  The timing, substance, and effective date of the new regulations are unknown, but they could result in the elimination of some or all of the separate account DRD tax benefit that the Company ultimately receives.  For the years ended December 31, 2013, 2012 and 2011, the Company’s financial statements reflect benefits of $13.4 million, $11.6 million and $13.8 million, respectively, related to the separate account DRD.

The Company is not aware of any contingent liabilities arising from litigation or other matters that could have a material effect upon the financial condition, results of operations or cash flows of the Company.

Indemnities

In the normal course of its business, the Company has entered into agreements that include indemnities in favor of third parties, such as contracts with advisors and consultants, outsourcing agreements, underwriting and agency agreements, information technology agreements, distribution agreements, and service agreements.  The Company has also agreed to indemnify its directors, officers and employees in accordance with the Company’s by-laws.  The Company believes any potential liability under these agreements is neither probable nor estimable.  Therefore, the Company has not recorded any associated liability.

Under the Stock Purchase Agreement (“SPA”) among SLF and its affiliates and the Parent, SLF is required to indemnify the Parent, the acquired companies, including the Company and SLNY, and their respective affiliates from and against (i) breach by SLF of customary representations, warranties and covenants of SLF set forth in the SPA and (ii) other specified matters, including losses arising from pending or threatened litigation as of the signing or closing of the Sale Transaction (August 2, 2013), certain excluded assets that were transferred from the acquired companies to SLF and its affiliates at or prior to closing of the Sale Transaction, including the group insurance business previously conducted by SLNY, certain environmental liability and certain liabilities arising under unclaimed property law.

Pledged or Restricted Assets

The following assets were restricted at December 31, 2013 and reported in the current financial statements:

•	Repurchase agreements posted collateral which were reported as bonds and preferred stocks.
•	Reverse repurchase agreements posted cash collateral which was reported as cash equivalents.
•	Certain bonds were on deposit with governmental authorities as required by law.
•	Certain cash deposits were held in a mortgage escrow account (see "Other restricted assets" below)
•	Derivative cash collateral received was reported as cash equivalents (see “Assets pledged as collateral not captured in other categories” below.)

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2013 AND 2012 AND FOR THE YEARS ENDED DECEMBER 31, 2013, 2012 AND 2011

17.	COMMITMENTS AND CONTINGENT LIABILITIES (CONTINUED)

The following are restricted assets (including pledged assets):

	Gross Restricted

(In Thousands)	Current Year								Percentage
										Admitted Restricted to Total Admitted Assets

			Total Separate Account (S/A) Restricted Assets						Gross Restricted Total Assets
	Total General Account (G/A)	G/A Supporting S/A Activity				Total From Prior Year	Increase/ (Decrease)	Total Current Year Admitted Restricted
Description of Assets				S/A Assets Supporting G/A Activity	Total

Subject to contractual obligation for which liability is not shown	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	0%	0%
Collateral held under security lending agreements	-	-	-	-	-	-	-	-	0%	0%
Subject to repurchase agreements	449,188	-	-	-	449,188	-	449,188	449,188	1%	1%
Subject to reverse repurchase agreements	499,591	-	-	-	499,591	-	499,591	499,591	1%	1%
Subject to dollar repurchase agreements	-	-	-	-	-	-	-	-	0%	0%
Subject to dollar reverse repurchase agreements	-	-	-	-	-	-	-	-	0%	0%
Placed under option contracts	-	-	-	-	-	-	-	-	0%	0%
Letter stock or securities restricted as to sale	-	-	-	-	-	-	-	-	0%	0%
On deposit with states	4,223	-	-	-	4,223	4,225	(2)	4,223	0%	0%
On deposit with other regulatory bodies	-	-	-	-	-	-	-	-	0%	0%
Pledged as collateral not captured in other categories	60,610	-	-	-	60,610	88,952	(28,342)	60,610	0%	0%
Other restricted assets	7,222	-	-	-	7,222		7,222	7,222	0%	0%
Total	$ 1,020,834	$ -	$ -	$ -	$1,020,834	$ 93,177	$ 927,657	$ 1,020,834	2%	2%

The following are assets pledged as collateral in other categories (contracts that share similar characteristics, such as reinsurance and derivatives, are reported in the aggregate).

	Gross Restricted

(In Thousands)	Current Year								Percentage
										Admitted Restricted to Total Admitted Assets

			Total Separate Account (S/A) Restricted Assets						Gross Restricted Total Assets
	Total General Account (G/A)	G/A Supporting S/A Activity				Total From Prior Year	Increase/ (Decrease)	Total Current Year Admitted Restricted
Description of Assets				S/A Assets Supporting G/A Activity	Total

Derivative collateral	$ 60,610	$ -	$ -	$ -	$ 60,610	$ 88,952	$ (28,342)	$ 60,610	0%	0%

Total	$ 60,610	$ -	$ -	$ -	$ 60,610	$ 88,952	$ (28,342)	$ 60,610	0%	0%

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2013 AND 2012 AND FOR THE YEARS ENDED DECEMBER 31, 2013, 2012 AND 2011

17.	COMMITMENTS AND CONTINGENT LIABILITIES (CONTINUED)

The following are Other restricted assets pledged as collateral in other categories (contracts that share similar characteristics, such as reinsurance and derivatives, are reported in the aggregate).

	Gross Restricted

(In Thousands)	Current Year								Percentage
										Admitted Restricted to Total Admitted Assets

			Total Separate Account (S/A) Restricted Assets						Gross Restricted Total Assets
	Total General Account (G/A)	G/A Supporting S/A Activity				Total From Prior Year	Increase/ (Decrease)	Total Current Year Admitted Restricted
Description of Assets				S/A Assets Supporting G/A Activity	Total

Mortgage escrow	$ 7,222	$ -	$ -	$ -	$ 7,222	$ -	$ 7,222	$ 7,222	0%	0%

Total	$ 7,222	$ -	$ -	$ -	$ 7,222	$ -	$ 7,222	$ 7,222	0%	0%

Lease Commitments

Effective August 1, 2013, the Company entered into a lease agreement for its home office.  Rental expenses for 2013 were $0.9 million.  Future minimum lease payments are $3.6 million.

From January 1, 2011 to July 31, 2013, the Company leased equipment under non-cancelable operating lease agreements.  Rental expenses, including allocated amounts, for 2013, 2012 and 2011 were approximately $2.5 million, $5.4 million and $5.7 million, respectively.

18.	SUBSEQUENT EVENTS

On March 26, 2014, the Company paid an ordinary dividend of $185.0 million to the Parent.

On April 1, 2014, the Company entered into a $500.0 million Revolving Credit Facility (the"Facility") with Bank of America Merrill Lynch.  Borrowings under the Facility may be used for general corporate purposes.  Borrowings bear interest at LIBOR + 125 basis points, with a commitment fee of 30 basis points for any unused portion of the Facility, and the Facility has a 180 day tenor.  The Facility is secured by certain securities held in an account established for this purpose, and borrowings are limited to a specified percentage of the value of the securities in this account.

Subsequent events were evaluated through the issuance of the audited statutory financial statements, which were made available on April 29, 2014.  No events were identified subsequent to the filing of the Company’s Annual Statement on March 1, 2014, other than those disclosed above.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2013 AND 2012 AND FOR THE YEARS ENDED DECEMBER 31, 2013, 2012 AND 2011

19.	SSAP No. 43R: OTHER THAN TEMPORARY IMPAIRMENTS

The following OTTI were recognized during the statement year on LBSS that the Company had either the intent to sell or the inability to hold until recovery.

	(1)	(2)		(3)
	Amortized Cost	OTTI Recognized in Loss		Fair Value
	Basis Before OTTI			1 - (2a + 2b)
		2(a)	2(b)
(In Thousands)		Interest	Non-Interest

a. Intent to sell	$ 320,782	$ -	$ 26,568	$ 294,214
b. Inability or lack of intent to retain the investment in the	-	-	-	-
security for a period of time sufficient to recover the
amortized cost basis

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Sun Life Assurance Company of Canada (U.S.) and the Participants of Sun Life Assurance Company of Canada (U.S.) Variable Account G:

In our opinion, the accompanying statements of assets and liabilities and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of Alger Mid Cap Growth Portfolio I-2 Sub-Account, Alger Small Cap Growth Portfolio I-2 Sub-Account, AllianceBernstein VPS Global Thematic Growth Portfolio (Class B) Sub-Account, AllianceBernstein VPS Growth and Income Portfolio (Class B) Sub-Account, AllianceBernstein VPS International Growth Portfolio (Class B) Sub-Account, AllianceBernstein VPS International Value Portfolio (Class A) Sub-Account, AllianceBernstein VPS Small Cap Growth Portfolio (Class B) Sub-Account, AllianceBernstein VPS Small/Mid Cap Value Portfolio (Class A) Sub-Account, American Funds Insurance Series Blue Chip Income Growth Fund Class 2 Sub-Account, American Funds Insurance Series Bond Fund Class 2 Sub-Account, American Funds Insurance Series Global Growth Fund Class 2 Sub-Account, American Funds Insurance Series Global Growth Income Fund Class 2 Sub-Account, American Funds Insurance Series Global Small Capitalization Fund Class 2 Sub-Account, American Funds Insurance Series Growth Fund Class 2 Sub-Account, American Funds Insurance Series Growth Income Fund Class 2 Sub-Account, American Funds Insurance Series High Income Bond Fund Class 2 Sub-Account, American Funds Insurance Series International Fund Class 2 Sub-Account, BlackRock Global Allocation V.I. Fund (Class I) Sub-Account, BlackRock Value Opportunities V.I. (Class I) Sub-Account, Columbia Variable Portfolio - Marsico Growth Fund (Class 1) Sub-Account, Columbia Variable Portfolio - Marsico International Opportunities Fund (Class 2) Sub-Account, Delaware VIP REIT Series (Standard Class) Sub-Account, Delaware VIP Small Cap Value Series (Standard Class) Sub-Account, Delaware VIP Smid Cap Growth Series Standard Class Sub-Account, Dreyfus IP MidCap Stock Portfolio (Initial Shares) Sub-Account, Dreyfus IP Technology Growth Portfolio (Initial Shares) Sub-Account, Dreyfus Stock Index Fund, Inc. (Initial Shares) Sub-Account, Dreyfus VIF Appreciation Portfolio (Initial Shares) Sub-Account, Dreyfus VIF Developing Leaders Portfolio (Initial Shares) Sub-Account, Dreyfus VIF Growth and Income Portfolio (Initial Shares) Sub-Account, Dreyfus VIF Quality Bond Portfolio (Initial Shares) Sub-Account, DWS Small Mid Cap Value VIP Class A Sub-Account, DWS Large Cap Value VIP (Class A) Sub-Account, DWS Small Cap Index VIP - Class A Sub-Account, DWS Small Cap Index VIP - Class B Sub-Account, Fidelity VIP Balanced Portfolio (Initial Class) Sub-Account, Fidelity VIP Contrafund Portfolio (Initial Class) Sub-Account, Fidelity VIP Contrafund Portfolio (Service Class 2) Sub-Account, Fidelity VIP Equity-Income Portfolio (Initial Class) Sub-Account, Fidelity VIP Freedom 2015 Portfolio (Initial Class) Sub-Account, Fidelity VIP Freedom 2020 Portfolio (Initial Class) Sub-Account, Fidelity VIP Freedom 2030 Portfolio (Initial Class) Sub-Account, Fidelity VIP Growth & Income Portfolio (Initial Class) Sub-Account, Fidelity VIP Growth Portfolio (Initial Class) Sub-Account, Fidelity VIP Growth Portfolio (Service Class 2) Sub-Account, Fidelity VIP High Income Portfolio (Initial Class) Sub-Account, Fidelity VIP Index 500 Portfolio (Initial Class) Sub-Account, Fidelity VIP Investment Grade Bond Portfolio (Initial Class) Sub-Account, Fidelity VIP Mid Cap Portfolio (Initial Class) Sub-Account, Fidelity VIP Money Market Portfolio (Service Class) Sub-Account, Fidelity VIP Overseas Portfolio (Initial Class) Sub-Account, Fidelity VIP Overseas Portfolio (Service Class 2) Sub-Account, First Eagle Overseas Variable Fund Sub-Account, Franklin Templeton VIP Franklin Global Real Estate Securities Fund (Class 1) Sub-Account, Franklin Templeton VIP Franklin Small-Mid Cap Growth Securities Fund (Class 1) Sub-Account, Franklin Templeton VIP Mutual Shares Securities Fund (Class 1) Sub-Account, Franklin Templeton VIP Templeton Foreign Securities Fund (Class 1) Sub-Account, Franklin Templeton VIP Templeton Foreign Securities Fund (Class 2) Sub-Account, Franklin Templeton VIP Templeton Growth Securities Fund (Class 1) Sub-Account, Franklin Templeton VIP Templeton Growth Securities Fund (Class 2) Sub-Account, Goldman Sachs VIT Strategic Growth Fund I Class Sub-Account, Goldman Sachs VIT Structured U.S. Equity Fund (I Shares) Sub-Account, Invesco V.I. Core Equity Fund I Sub-Account, Invesco V.I. International Growth Fund I Sub-Account, Invesco V.I. Mid Cap Core Equity Fund I Sub-Account, Invesco V.I. Small Cap Equity Fund I Sub-Account, Invesco V.I. American Franchise Fund Series I Sub-Account, Invesco V.I. Comstock Fund Series I Sub-Account, Invesco V.I. Growth and Income Fund Series I Sub-Account, Invesco V.I. Mid Cap Growth Fund Series I Sub-Account, Invesco V.I. Value Opportunities Fund Series I Sub-Account, Janus Aspen Perkins Mid Cap Value Portfolio Institutional Class Sub-Account, JPMorgan Insurance Trust Core Bond Portfolio (Class 1) Sub-Account, JPMorgan Insurance Trust Small Cap Core Portfolio (Class 1) Sub-Account, JPMorgan Insurance Trust U.S Equity Portfolio (Class 1) Sub-Account, Lazard Retirement Emerging Markets Equity Portfolio Investor Class Sub-Account, Lord Abbett Series Fund- International Opportunities Portfolio VC Sub-Account, MFS VIT I Growth

Series Initial Class Sub-Account, MFS VIT I Growth Series Service Class Sub-Account, MFS VIT I Mid Cap Growth Series Initial Class Sub-Account, MFS VIT I Mid Cap Growth Series Service Class Sub-Account, MFS VIT I Research Bond Series Initial Class Sub-Account, MFS VIT I Research Series Initial Class Sub-Account, MFS VIT I Value Series Initial Class Sub-Account, MFS VIT II Blended Research Core Equity Portfolio I Class Sub-Account, MFS VIT II Blended Research Core Equity Portfolio S Class Sub-Account, MFS VIT II Bond Portfolio I Class Sub-Account, MFS VIT II Bond Portfolio S Class Sub-Account, MFS VIT II Core Equity Portfolio S Class Sub-Account, MFS VIT II Emerging Markets Equity Portfolio I Class Sub-Account, MFS VIT II Global Growth Portfolio I Class Sub-Account, MFS VIT II Global Research Portfolio S Class Sub-Account, MFS VIT II Government Securities Portfolio I Class Sub-Account, MFS VIT II Government Securities Portfolio S Class Sub-Account, MFS VIT II High Yield Portfolio Initial Class Sub-Account, MFS VIT II High Yield Portfolio Service Class Sub-Account, MFS VIT II International Growth Portfolio I Class Sub-Account, MFS VIT II International Growth Portfolio S Class Sub-Account, MFS VIT II International Value Portfolio I Class Sub-Account, MFS VIT II Massachusetts Investors Growth Stock Portfolio I Class Sub-Account, MFS VIT II Massachusetts Investors Growth Stock Portfolio S Class Sub-Account, MFS VIT II Money Market Portfolio Initial Class Sub-Account, MFS VIT II New Discovery Portfolio S Class Sub-Account, MFS VIT II Research International Portfolio I Class Sub-Account, MFS VIT II Strategic Income Portfolio S Class Sub-Account, MFS VIT Total Return Series Initial Class Sub-Account, MFS VIT Total Return Series Service Class Sub-Account, MFS VIT II Utilities Portfolio I Class Sub-Account, MFS VIT II Utilities Portfolio S Class Sub-Account, MFS VIT II Value Portfolio I Class Sub-Account, MFS VIT II Value Portfolio S Class Sub-Account, MFS VIT III Blended Research Small Cap Portfolio Initial Class Sub-Account, MFS VIT III Global Real Estate Portfolio Initial Class Sub-Account, MFS VIT III Limited Maturity Portfolio Initial Class Sub-Account, MFS VIT III Mid Cap Value Portfolio Initial Class Sub-Account, Morgan Stanley UIF Mid Cap Growth Portfolio Class I Sub-Account, Neuberger Berman AMT Large Cap Value Portfolio Fund Class 1 Sub-Account, Neuberger Berman AMT Mid-Cap Growth Portfolio Class I Sub-Account, Neuberger Berman AMT Mid Cap Intrinsic Value Portfolio Class 1 Sub-Account, Neuberger Berman AMT Short Duration Bond Portfolio Class I Sub-Account, Oppenheimer Capital Appreciation Fund/VA (Non-Service Shares) Sub-Account, Oppenheimer Global Fund/VA (Non-Service Shares), Oppenheimer Main Street Small Cap Fund/VA (Non-Service Shares) Sub-Account, PIMCO VIT CommodityRealReturnTM Strategy Portfolio Admin Class Sub-Account, PIMCO VIT Emerging Markets Bond Portfolio Admin Class Sub-Account, PIMCO VIT Real Return Portfolio Admin Class Sub-Account, PIMCO VIT Total Return Portfolio Admin Class Sub-Account, Royce Capital Fund - Small-Cap Portfolio Investment Class Sub-Account, Rydex VT Nova Fund Sub-Account, T. Rowe Price Blue Chip Growth Portfolio Sub-Account, T. Rowe Price Equity Income Portfolio Sub-Account, T. Rowe Price New America Growth Portfolio Sub-Account, and Wanger USA Sub-Account at December 31, 2013, and the results of each of their operations, and the changes in each of their net assets for the year then ended, in conformity with accounting principles generally accepted in the United States of America.  These financial statements are the responsibility of the Sun Life Assurance Company of Canada (U.S.)’s management; our responsibility is to express an opinion on these financial statements based on our audit.  We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation.  We believe that our audit, which included confirmation of securities at December 31, 2013 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

April 29, 2014
Hartford CT

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Participants of Sun Life of Canada (U.S.) Variable Account G and the Board of Directors of Sun Life Assurance Company of Canada (U.S.) (the “Sponsor”):

We have audited the accompanying statements of assets and liabilities of Alger Mid Cap Growth Portfolio I-2 Sub-Account, Alger Small Cap Growth Portfolio I-2 Sub-Account, AllianceBernstein VPS Global Thematic Growth Portfolio (Class B) Sub-Account, AllianceBernstein VPS Growth and Income Portfolio (Class B) Sub-Account, AllianceBernstein VPS International Growth Portfolio (Class B) Sub-Account, AllianceBernstein VPS International Value Portfolio (Class A) Sub-Account, AllianceBernstein VPS Small Cap Growth Portfolio (Class B) Sub-Account, AllianceBernstein VPS Small/Mid Cap Value Portfolio (Class A) Sub-Account, American Funds Insurance Series Blue Chip Income Growth Fund Class 2 Sub-Account, American Funds Insurance Series Bond Fund Class 2 Sub-Account, American Funds Insurance Series Global Growth Fund Class 2 Sub-Account, American Funds Insurance Series Global Growth Income Fund Class 2 Sub-Account, American Funds Insurance Series Global Small Capitalization Fund Class 2 Sub-Account, American Funds Insurance Series Growth Fund Class 2 Sub-Account, American Funds Insurance Series Growth Income Fund Class 2 Sub-Account, American Funds Insurance Series High Income Bond Fund Class 2 Sub-Account, American Funds Insurance Series International Fund Class 2 Sub-Account, BlackRock Global Allocation V.I. Fund (Class I) Sub-Account, BlackRock Value Opportunities V.I. (Class I) Sub-Account, Columbia Variable Portfolio - Marsico Growth Fund (Class 1) Sub-Account, Columbia Variable Portfolio - Marsico International Opportunities Fund (Class 2) Sub-Account, Delaware VIP REIT Series (Standard Class) Sub-Account, Delaware VIP Small Cap Value Series (Standard Class) Sub-Account, Delaware VIP Smid Cap Growth Series Standard Class Sub-Account, Dreyfus IP MidCap Stock Portfolio (Initial Shares) Sub-Account, Dreyfus IP Technology Growth Portfolio (Initial Shares) Sub-Account, Dreyfus Stock Index Fund, Inc. (Initial Shares) Sub-Account, Dreyfus VIF Appreciation Portfolio (Initial Shares) Sub-Account, Dreyfus VIF Developing Leaders Portfolio (Initial Shares) Sub-Account, Dreyfus VIF Growth and Income Portfolio (Initial Shares) Sub-Account, Dreyfus VIF Quality Bond Portfolio (Initial Shares) Sub-Account, DWS Dreman Small Mid Cap Value VIP - Class A Sub-Account, DWS Large Cap Value VIP (Class A) Sub-Account, DWS Small Cap Index VIP - Class A Sub-Account, DWS Small Cap Index VIP - Class B Sub-Account, Fidelity VIP Balanced Portfolio (Initial Class) Sub-Account, Fidelity VIP Contrafund Portfolio (Initial Class) Sub-Account, Fidelity VIP Contrafund Portfolio (Service Class 2) Sub-Account, Fidelity VIP Equity-Income Portfolio (Initial Class) Sub-Account, Fidelity VIP Freedom 2015 Portfolio (Initial Class) Sub-Account, Fidelity VIP Freedom 2020 Portfolio (Initial Class) Sub-Account, Fidelity VIP Freedom 2030 Portfolio (Initial Class) Sub-Account, Fidelity VIP Growth & Income Portfolio (Initial Class) Sub-Account, Fidelity VIP Growth Portfolio (Initial Class) Sub-Account, Fidelity VIP Growth Portfolio (Service Class 2) Sub-Account, Fidelity VIP High Income Portfolio (Initial Class) Sub-Account, Fidelity VIP Index 500 Portfolio (Initial Class) Sub-Account, Fidelity VIP Investment Grade Bond Portfolio (Initial Class) Sub-Account, Fidelity VIP Mid Cap Portfolio (Initial Class) Sub-Account, Fidelity VIP Money Market Portfolio (Service Class) Sub-Account, Fidelity VIP Overseas Portfolio (Initial Class) Sub-Account, Fidelity VIP Overseas Portfolio (Service Class 2) Sub-Account, First Eagle Overseas Variable Fund Sub-Account, Franklin Templeton VIP Franklin Global Real Estate Securities Fund (Class 1) Sub-Account, Franklin Templeton VIP Franklin Small-Mid Cap Growth Securities Fund (Class 1) Sub-Account, Franklin Templeton VIP Mutual Shares Securities Fund (Class 1) Sub-Account, Franklin Templeton VIP Templeton Foreign Securities Fund (Class 1) Sub-Account, Franklin Templeton VIP Templeton Foreign Securities Fund (Class 2) Sub-Account, Franklin Templeton VIP Templeton Growth Securities Fund (Class 1) Sub-Account, Franklin Templeton VIP Templeton Growth Securities Fund (Class 2) Sub-Account, Goldman Sachs VIT Strategic Growth Fund I Class Sub-Account, Goldman Sachs VIT Structured U.S. Equity Fund (I Shares) Sub-Account, Invesco V.I. Capital Appreciation Fund (Series I) Sub-Account, Invesco V.I. Capital Development Fund (Series I) Sub-Account, Invesco V.I. Core Equity Fund I Sub-Account, Invesco V.I. International Growth Fund I Sub-Account, Invesco V.I. Mid Cap Core Equity Fund I Sub-Account, Invesco V.I. Small Cap Equity Fund I Sub-Account, Invesco Van Kampen V.I. American Franchise Fund (Series I) Sub-Account, Invesco Van Kampen V.I. Comstock Fund Series I Sub-Account, Invesco Van Kampen V.I. Growth and Income Fund I Sub-Account, Invesco Van Kampen V.I. Mid Cap Growth Fund (Series I) Sub-Account, Invesco Van Kampen V.I. Value Opportunities Fund (Series I) Sub-Account, Janus Aspen Perkins Mid Cap Value Portfolio Institutional Class Sub-Account, JPMorgan Insurance Trust Core Bond Portfolio (Class 1) Sub-Account, JPMorgan Insurance Trust Small Cap Core Portfolio (Class 1) Sub-Account, JPMorgan Insurance Trust U.S Equity Portfolio (Class 1) Sub-Account, Lazard Retirement Emerging Markets Equity Portfolio Investor Class Sub-Account, Lord Abbett Series Fund- International Opportunities Portfolio VC Sub-Account, MFS Growth Portfolio Initial Class Sub-Account, MFS Growth Portfolio Service Class Sub-Account, MFS VIT I Growth Series Initial Class Sub-Account, MFS VIT I Growth Series Service Class Sub-Account, MFS VIT I Mid Cap Growth Series Initial Class Sub-Account, MFS VIT I Mid Cap Growth Series Service Class Sub-Account, MFS VIT I Research Bond Series Initial Class Sub-Account, MFS VIT I Research Series Initial Class Sub-Account, MFS VIT I Value Series Initial Class Sub-Account, MFS VIT II Blended Research Core Equity Portfolio I Class Sub-Account, MFS VIT II Blended Research Core Equity Portfolio S Class Sub-Account, MFS VIT II Bond Portfolio I Class Sub-Account, MFS VIT II Bond Portfolio S Class Sub-Account, MFS VIT II Core Equity Portfolio S Class Sub-Account, MFS VIT II Emerging Markets Equity Portfolio I Class Sub-Account, MFS VIT II Global Growth Portfolio I Class Sub-Account, MFS VIT II Global Research Portfolio I Class Sub-Account, MFS VIT II Global Research Portfolio S Class Sub-Account, MFS VIT II Government Securities Portfolio I Class Sub-Account, MFS VIT II Government Securities Portfolio S Class Sub-Account, MFS VIT II High Yield Portfolio Initial Class Sub-Account, MFS VIT II High Yield Portfolio Service Class Sub-Account, MFS VIT II International Growth Portfolio I Class Sub-Account, MFS VIT II International Growth Portfolio S Class Sub-Account, MFS VIT II International Value Portfolio I Class Sub-Account, MFS VIT II Massachusetts Investors Growth Stock Portfolio I Class Sub-Account, MFS VIT II Massachusetts Investors Growth Stock Portfolio S Class Sub-Account, MFS VIT II Mid Cap Growth Portfolio S Class Sub-Account, MFS VIT II Money Market Portfolio Initial Class Sub-Account, MFS VIT II New Discovery Portfolio S Class Sub-Account, MFS VIT II Research International Portfolio I Class Sub-Account, MFS VIT II Strategic Income Portfolio S Class Sub-Account, MFS VIT II Total Return Portfolio I Class Sub-Account, MFS VIT II Total Return Portfolio S Class Sub-Account, MFS VIT II Utilities Portfolio I Class Sub-Account, MFS VIT II Utilities Portfolio S Class Sub-Account, MFS VIT II Value Portfolio I Class Sub-Account, MFS VIT II Value Portfolio S Class Sub-Account, MFS VIT III Blended Research Small Cap Portfolio Initial Class Sub-Account, MFS VIT III Global Real Estate Portfolio Initial Class Sub-Account, MFS VIT III Limited Maturity Portfolio Initial Class Sub-Account, MFS VIT III Mid Cap Value Portfolio Initial Class Sub-Account, Morgan Stanley UIF Mid Cap Growth Portfolio Class I Sub-Account, Neuberger Berman AMT Large Cap Value Portfolio Fund Class 1 Sub-Account, Neuberger Berman AMT Mid-Cap Growth Portfolio Class I Sub-Account, Neuberger Berman AMT Mid Cap Intrinsic Value Portfolio Class 1 Sub-Account, Neuberger Berman AMT Short Duration Bond Portfolio Class I Sub-Account, Oppenheimer Capital Appreciation Fund/VA (Non-Service Shares) Sub-Account, Oppenheimer Global Securities Fund/VA (Non-Service Shares) Sub-Account, Oppenheimer Main Street Small- & Mid-Cap Fund/VA (Non-Service Shares) Sub-Account, PIMCO VIT CommodityRealReturnTM Strategy Portfolio Admin Class Sub-Account, PIMCO VIT Emerging Markets Bond Portfolio Admin Class Sub-Account, PIMCO VIT Real Return Portfolio Admin Class Sub-Account, PIMCO VIT Total Return Portfolio Admin Class Sub-Account, Royce Capital Fund - Small-Cap Portfolio Investment Class Sub-Account, Rydex VT Nova Fund Sub-Account, SC BlackRock International Index Fund (Initial Class) Sub-Account, SC BlackRock Large Cap Index Fund (Initial Class) Sub-Account, SC Davis Venture Value Fund (Initial Class) Sub-Account, SC Lord Abbett Growth & Income Fund (Initial Class) Sub-Account, SC PIMCO High Yield Fund (Initial Class) Sub-Account, SC WMC Blue Chip Mid Cap Fund (Initial Class) Sub-Account, Sun Capital Investment Grade Bond Fund (Initial Class) Sub-Account, Sun Capital Money Market Fund (Initial Class) Sub-Account, T. Rowe Price Blue Chip Growth Portfolio Sub-Account, T. Rowe Price Equity Income Portfolio Sub-Account, T. Rowe Price New America Growth Portfolio Sub-Account, and Wanger USA Sub-Account of Sun Life of Canada (U.S.) Variable Account G (collectively the "Sub-Accounts"), as of December 31, 2012, and the related statements of operations and the statements of changes in net assets for each of the periods presented.  These financial statements are the responsibility of the Sponsor’s management.  Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.  The Sub-Accounts are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting.  Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Sub-Accounts’ internal control over financial reporting.  Accordingly, we express no such opinion.  An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  Our procedures included confirmation of securities owned as of December 31, 2012, by correspondence with the mutual fund companies.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the Sub-Accounts as of December 31, 2012, and the results of their operations and the changes in their net assets for each of the periods presented in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

Boston, Massachusetts
April 24, 2013

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT G (A Separate Account of Sun Life Assurance Company of Canada (U.S.)) STATEMENT OF ASSETS AND LIABILITIES DECEMBER 31, 2013
Assets:	Shares	Cost	Value
Investments at fair value:
Alger Mid Cap Growth Portfolio I-2 Sub-Account (AL4)	19,182	$ 298,135	$ 351,987
Alger Small Cap Growth Portfolio I-2 Sub-Account (AL3)	45,351	1,379,300	1,480,272
AllianceBernstein VPS Global Thematic Growth Portfolio (Class B)
Sub-Account (AN2)	456	7,602	9,198
AllianceBernstein VPS Growth and Income Portfolio (Class B) Sub-
Account (AN3)	12,886	252,902	354,237
AllianceBernstein VPS International Growth Portfolio (Class B) Sub-
Account (AN4)	117,336	1,855,008	2,238,780
AllianceBernstein VPS International Value Portfolio (Class A) Sub-
Account (IVP)	86,898	1,050,939	1,302,603
AllianceBernstein VPS Small Cap Growth Portfolio (Class B) Sub-
Account (AN5)	27,851	474,067	627,763
AllianceBernstein VPS Small/Mid Cap Value Portfolio (Class A) Sub-
Account (ASM)	20,852	441,884	477,298
American Funds Insurance Series Blue Chip Income Growth Fund
Class 2 Sub-Account (308)	155,962	1,662,982	2,030,620
American Funds Insurance Series Bond Fund Class 2 Sub-Account
(301)	27,946	315,114	296,504
American Funds Insurance Series Global Growth Fund Class 2 Sub-
Account (304)	39,922	844,398	1,194,458
American Funds Insurance Series Global Growth Income Fund Class 2
Sub-Account (307)	4,046	45,194	50,613
American Funds Insurance Series Global Small Capitalization Fund
Class 2 Sub-Account (306)	7,217	141,884	182,229
American Funds Insurance Series Growth Fund Class 2 Sub-Account
(303)	32,336	2,192,208	2,520,242
American Funds Insurance Series Growth Income Fund Class 2 Sub-
Account (302)	5,385	173,552	271,405
American Funds Insurance Series High Income Bond Fund Class 2 Sub-
Account (305)	49,116	564,316	539,786
American Funds Insurance Series International Fund Class 2 Sub-
Account (300)	877,861	15,607,213	18,566,769
Blackrock Global Allocation V.I. Fund (Class I) Sub-Account (BLG)	15,543	268,200	273,714
BlackRock Value Opportunities V.I. (Class I) Sub-Account (MSV)	806	15,038	22,160
Columbia Variable Portfolio - Marsico Growth Fund (Class 1) Sub-
Account (NNG)	6,226	137,332	186,961
Columbia Variable Portfolio - Marsico International Opportunities
Fund (Class 2) Sub-Account (NMI)	1,514	22,205	28,104
Delaware VIP REIT Series (Standard Class) Sub-Account (DRS)	326,227	3,989,460	3,960,399
Delaware VIP Small Cap Value Series (Standard Class) Sub-Account
(DSV)	162,076	5,536,057	6,761,828

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT G (A Separate Account of Sun Life Assurance Company of Canada (U.S.)) STATEMENT OF ASSETS AND LIABILITIES (CONTINUED) DECEMBER 31, 2013
Assets (contined):	Shares	Cost	Value
Investments at fair value (continued):
Delaware VIP Smid Cap Growth Series Standard Class Sub-Account
(DGO)	18,249	$ 500,360	$ 591,083
Dreyfus IP MidCap Stock Portfolio (Initial Shares) Sub-Account
(DMC)	32,603	462,148	680,427
Dreyfus IP Technology Growth Portfolio (Initial Shares) Sub-Account
(DTG)	7,691	111,702	141,355
Dreyfus Stock Index Fund, Inc. (Initial Shares) Sub-Account (DSI)	1,044,235	32,325,970	42,646,575
Dreyfus VIF Appreciation Portfolio (Initial Shares) Sub-Account
(DCA)	57,603	2,036,113	2,762,087
Dreyfus VIF Developing Leaders Portfolio (Initial Shares) Sub-
Account (DSC)	34,848	1,203,035	1,638,916
Dreyfus VIF Growth and Income Portfolio (Initial Shares) Sub-
Account (DGI)	988	17,539	29,574
Dreyfus VIF Quality Bond Portfolio (Initial Shares) Sub-Account
(DQB)	16,300	175,832	193,156
DWS Large Cap Value VIP (Class A) Sub-Account (001)	2,958	37,725	47,235
DWS Small Cap Index VIP - Class A Sub-Account (SSI)	51,366	760,928	908,660
DWS Small Cap Index VIP - Class B Sub-Account (SSC)	119,110	1,184,661	2,105,857
DWS Small Mid Cap Value VIP Class A Sub-Account (SCV)	42,294	570,226	722,382
Fidelity VIP Balanced Portfolio (Initial Class) Sub-Account (FVI)	41,622	665,006	739,200
Fidelity VIP Contrafund Portfolio (Initial Class) Sub-Account (FCN)	273,023	7,206,493	9,378,346
Fidelity VIP Contrafund Portfolio (Service Class 2) Sub-Account
(FL1)	66,000	1,367,550	2,228,815
Fidelity VIP Equity-Income Portfolio (Initial Class) Sub-Account (FE3)	315,139	6,704,830	7,339,579
Fidelity VIP Freedom 2015 Portfolio (Initial Class) Sub-Account (FF1)	121,744	1,442,966	1,513,277
Fidelity VIP Freedom 2020 Portfolio (Initial Class) Sub-Account (FF2)	221,218	2,557,586	2,789,559
Fidelity VIP Freedom 2030 Portfolio (Initial Class) Sub-Account (FF3)	115,667	1,350,430	1,485,167
Fidelity VIP Growth & Income Portfolio (Initial Class) Sub-Account
(FVG)	13,724	203,603	262,686
Fidelity VIP Growth Portfolio (Initial Class) Sub-Account (FGP)	1,116	51,841	63,788
Fidelity VIP Growth Portfolio (Service Class 2) Sub-Account (FL3)	28,838	1,013,281	1,631,368
Fidelity VIP High Income Portfolio (Initial Class) Sub-Account (FHI)	233,794	1,389,546	1,356,008
Fidelity VIP Index 500 Portfolio (Initial Class) Sub-Account (FIP)	69	7,720	12,831
Fidelity VIP Investment Grade Bond Portfolio (Initial Class) Sub-
Account (FIG)	1,489,455	19,359,671	18,409,666

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT G (A Separate Account of Sun Life Assurance Company of Canada (U.S.)) STATEMENT OF ASSETS AND LIABILITIES (CONTINUED) DECEMBER 31, 2013
Assets (contined):	Shares	Cost	Value

Investments at fair value (continued):
Fidelity VIP Mid Cap Portfolio (Initial Class) Sub-Account (FMC)	258,907	$ 8,524,143	$ 9,421,634
Fidelity VIP Money Market Portfolio (Service Class) Sub-Account
(FL5)	60,230,381	60,230,381	60,230,381
Fidelity VIP Overseas Portfolio (Initial Class) Sub-Account (FOF)	7,377	115,682	152,264
Fidelity VIP Overseas Portfolio (Service Class 2) Sub-Account (FL2)	43,849	640,695	897,590
First Eagle Overseas Variable Fund Sub-Account (SGI)	16,337	486,265	486,184
Franklin Templeton VIP Franklin Global Real Estate Securities Fund
(Class 1) Sub-Account (FRE)	12,958	154,696	185,175
Franklin Templeton VIP Franklin Small-Mid Cap Growth Securities
Fund (Class 1) Sub-Account (FSC)	39,119	724,425	1,110,210
Franklin Templeton VIP Mutual Shares Securities Fund (Class 1) Sub-
Account (FSS)	10,849	208,259	237,806
Franklin Templeton VIP Templeton Foreign Securities Fund (Class 1)
Sub-Account (TFS)	176,692	2,590,930	3,102,703
Franklin Templeton VIP Templeton Foreign Securities Fund (Class 2)
Sub-Account (FTI)	24,263	344,500	418,287
Franklin Templeton VIP Templeton Growth Securities Fund (Class 1)
Sub-Account (TSF)	496,382	6,194,745	7,679,036
Franklin Templeton VIP Templeton Growth Securities Fund (Class 2)
Sub-Account (FTG)	3,624	45,393	55,191
Goldman Sachs VIT Strategic Growth Fund I Class Sub-Account
(GS7)	11,129	166,154	196,322
Goldman Sachs VIT Structured U.S. Equity Fund (I Shares) Sub-
Account (GS3)	5,503	57,231	90,916
Invesco V.I. American Franchise Fund Series I Sub-Account (FFG)	58,736	2,187,581	2,973,782
Invesco V.I. Comstock Fund Series I Sub-Account (VCP)	528	7,139	9,369
Invesco V.I. Core Equity Fund I Sub-Account (AI3)	2,588	65,169	99,457
Invesco V.I. Growth and Income Fund Series I Sub-Account (VGI)	90,715	1,798,416	2,384,894
Invesco V.I. International Growth Fund I Sub-Account (AI4)	36,251	1,036,007	1,280,401
Invesco V.I. Mid Cap Core Equity Fund I Sub-Account (A22)	58,520	795,377	885,405
Invesco V.I. Mid Cap Growth Fund Series I Sub-Account (FFI)	9,612	38,713	51,422
Invesco V.I. Small Cap Equity Fund I Sub-Account (ASC)	1,492	26,620	37,960
Invesco V.I. Value Opportunities Fund Series I Sub-Account (AI6)	4,901	29,847	45,878
Janus Aspen Perkins Mid Cap Value Portfolio Institutional Class Sub-
Account (MVP)	175,048	2,912,623	3,378,419
JPMorgan Insurance Trust Core Bond Portfolio (Class 1) Sub-Account
(JM7)	354,142	3,764,413	3,927,435

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT G (A Separate Account of Sun Life Assurance Company of Canada (U.S.)) STATEMENT OF ASSETS AND LIABILITIES (CONTINUED) DECEMBER 31, 2013
Assets (contined):	Shares	Cost	Value
Investments at fair value (continued):
JPMorgan Insurance Trust Small Cap Core Portfolio (Class 1) Sub-
Account (JP6)	35,542	$ 462,514	$ 854,072
JPMorgan Insurance Trust U.S Equity Portfolio (Class 1) Sub-Account
(JP4)	4,920	58,276	116,658
Lazard Retirement Emerging Markets Equity Portfolio Investor Class
Sub-Account (LRI)	62,900	1,345,846	1,338,517
Lord Abbett Series Fund- International Opportunities Portfolio VC Sub-
Account (LA3)	7,801	69,772	78,637
MFS VIT Total Return Series Initial Class Sub-Account (GGC)	310,299	6,871,746	7,273,413
MFS VIT Total Return Series Service Class Sub-Account (GGE)	213,123	4,653,014	4,927,402
MFS VIT I Growth Series Initial Class Sub-Account (FFL)	12,823	362,495	501,000
MFS VIT I Growth Series Service Class Sub-Account (TEG)	18,506	516,173	707,301
MFS VIT I Mid Cap Growth Series Initial Class Sub-Account (FFJ)	399,746	2,657,374	3,597,711
MFS VIT I Mid Cap Growth Series Service Class Sub-Account (FFK)	45,473	279,937	396,528
MFS VIT I Research Bond Series Initial Class Sub-Account (FFQ)	335,988	4,522,572	4,411,518
MFS VIT I Research Series Initial Class Sub-Account (FFM)	25,494	564,765	732,697
MFS VIT I Value Series Initial Class Sub-Account (FFO)	96,617	1,404,206	1,862,780
MFS VIT II Blended Research Core Equity Portfolio I Class Sub-
Account (MIT)	407	12,716	19,657
MFS VIT II Blended Research Core Equity Portfolio S Class Sub-
Account (MFL)	11,870	368,002	570,014
MFS VIT II Bond Portfolio I Class Sub-Account (BDS)	473,027	5,652,106	5,477,658
MFS VIT II Bond Portfolio S Class Sub-Account (MF7)	15,071	163,515	172,564
MFS VIT II Core Equity Portfolio S Class Sub-Account (RG1)	18,194	218,302	387,887
MFS VIT II Emerging Markets Equity Portfolio I Class Sub-Account
(EME)	231,990	3,561,263	3,368,489
MFS VIT II Global Growth Portfolio I Class Sub-Account (GGR)	1,231	18,247	26,626
MFS VIT II Global Research Portfolio I Class Sub-Account (RES)	-	-	-
MFS VIT II Global Research Portfolio S Class Sub-Account (RE1)	37,489	651,424	926,732
MFS VIT II Government Securities Portfolio I Class Sub-Account
(GSS)	1,023,694	13,597,271	13,031,626
MFS VIT II Government Securities Portfolio S Class Sub-Account	45,251	601,618	571,525
MFS VIT II High Yield Portfolio Initial Class Sub-Account (HYS)	786,432	4,798,119	4,938,795
MFS VIT II High Yield Portfolio Service Class Sub-Account (MFC)	19,389	111,817	120,406
MFS VIT II International Growth Portfolio I Class Sub-Account (IGS)	765,354	9,606,568	11,304,285
MFS VIT II International Growth Portfolio S Class Sub-Account (IG1)	189,826	2,626,001	2,782,855
MFS VIT II International Value Portfolio I Class Sub-Account (MII)	467,570	8,256,947	10,221,073

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT G (A Separate Account of Sun Life Assurance Company of Canada (U.S.)) STATEMENT OF ASSETS AND LIABILITIES (CONTINUED) DECEMBER 31, 2013
Assets (contined):	Shares	Cost	Value
Investments at fair value (continued):
MFS VII II Massachusetts Investors Growth Stock Portfolio I Class
Sub-Account (MIS)	10,755	$ 107,513	$ 186,161
MFS VII II Massachusetts Investors Growth Stock Portfolio S Class
Sub-Account (M1B)	26,847	287,178	461,505
MFS VII II Money Market Portfolio Initial Class Sub-Account
(MMS)	89,535,945	89,535,945	89,535,945
MFS VII II New Discovery Portfolio S Class Sub-Account (M1A)	58,003	885,343	1,291,722
MFS VII II Research International Portfolio I Class Sub-Account
(RIS)	191,197	2,516,642	3,076,363
MFS VII II Strategic Income Portfolio S Class Sub-Account (SI1)	29,026	263,668	288,227
MFS VII II Iotal Return Portfolio I Class Sub-Account (IRS)	-	-	-
MFS VII II Iotal Return Portfolio S Class Sub-Account (MFJ)	-	-	-
MFS VII II Utilities Portfolio I Class Sub-Account (UIS)	36,035	912,864	951,336
MFS VII II Utilities Portfolio S Class Sub-Account (MFE)	3,972	77,582	103,634
MFS VII II Value Portfolio I Class Sub-Account (MVS)	608,127	8,774,594	10,368,571
MFS VII II Value Portfolio S Class Sub-Account (MV1)	69,673	1,036,689	1,175,385
MFS VII III Blended Research Small Cap Portfolio Initial Class Sub-
Account (SCB)	79,696	1,110,653	1,453,657
MFS VII III Global Real Estate Portfolio Initial Class Sub-Account
(SC3)	706,234	9,126,677	8,778,490
MFS VII III Limited Maturity Portfolio Initial Class Sub-Account
(SDC)	1,467,780	15,069,560	15,147,486
MFS VII III Mid Cap Value Portfolio Initial Class Sub-Account
(SGC)	326,480	3,034,960	3,281,128
Morgan Stanley UIF Mid Cap Growth Portfolio Class I Sub-Account
(VMG)	227,003	2,603,396	3,271,119
Neuberger Berman AMI Large Cap Value Portfolio Fund Class 1 Sub-
Account (NPP)	3,599	37,335	54,130
Neuberger Berman AMI Mid-Cap Growth Portfolio Class I Sub-
Account (NMC)	298	7,818	12,215
Neuberger Berman AMI Mid Cap Intrinsic Value Portfolio Class 1
Sub-Account (NAR)	10,960	147,957	179,526
Neuberger Berman AMI Short Duration Bond Portfolio Class I Sub-
Account (NLM)	38,587	432,761	415,968
Oppenheimer Capital Appreciation Fund/VA (Non-Service Shares)
Sub-Account (OCF)	36,044	1,625,782	2,086,252
Oppenheimer Global Fund/VA (Non-Service Shares) Sub-Account
(OGS)	23,544	788,084	962,025
Oppenheimer Main Street Small Cap Fund/VA (Non-Service Shares)
Sub-Account (OSC)	35,996	757,973	1,000,701
PIMCO VII CommodityRealReturnIM Strategy Portfolio Admin
Class Sub-Account (PCR)	71,384	450,463	426,878
PIMCO VII Emerging Markets Bond Portfolio Admin Class Sub-
Account (PMB)	120,085	1,709,378	1,613,948

The accompanying notes are an integral part of these financial statements
SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT G (A Separate Account of Sun Life Assurance Company of Canada (U.S.)) STATEMENT OF ASSETS AND LIABILITIES (CONTINUED) DECEMBER 31, 2013
Assets (contined):	Shares	Cost	Value
Investments at fair value (continued):
PIMCO VIT Real Return Portfolio Admin Class Sub-Account (PRR)	1,977,215	$ 27,972,685	$ 24,912,908
PIMCO VIT Total Return Portfolio Admin Class Sub-Account (PTR)	3,452,850	39,458,837	37,912,290
Royce Capital Fund - Small-Cap Portfolio Investment Class Sub-
Account (SCP)	371,413	4,610,208	5,170,066
Rydex VT Nova Fund Sub-Account (RX1)	99	12,291	13,006
T. Rowe Price Blue Chip Growth Portfolio Sub-Account (TBC)	1,538,717	21,190,560	29,204,850
T. Rowe Price Equity Income Portfolio Sub-Account (REI)	908,535	21,133,405	25,847,821
T. Rowe Price New America Growth Portfolio Sub-Account (RNA)	316,730	7,435,600	8,415,504
Wanger USA Sub-Account (USC)	22,726	832,094	934,702
Total investments		551,086,257	601,995,593
Total assets		$ 551,086,257	$ 601,995,593
Liabilities:
Payable to Sponsor			$ -
Total liabilities			-
Net Assets			$ 601,995,593

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT G

(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF ASSETS AND LIABILITIES (CONTINUED) DECEMBER 31, 2013

Net Assets:	Units	Value

AL4	18,774	$ 351,987
AL3	95,647	1,480,272
AN2	561	9,198
AN3	16,141	354,237
AN4	74,804	2,238,780
IVP	126,978	1,302,603
AN5	17,702	627,763
ASM	29,595	477,298
308	100,365	2,030,620
301	22,022	296,504
304	53,254	1,194,458
307	2,407	50,613
306	8,089	182,229
303	110,872	2,520,242
302	12,783	271,405
305	28,340	539,786
300	986,741	18,566,769
BLG	16,693	273,714
MSV	1,008	22,160
NNG	11,936	186,961
NMI	2,553	28,104
DRS	178,909	3,960,399
DSV	257,752	6,761,828
DGO	19,377	591,083
DMC	32,484	680,427
DTG	5,990	141,355
DSI	2,460,638	42,646,575
DCA	124,139	2,762,087
DSC	79,259	1,638,916
DGI	1,522	29,574
DQB	9,131	193,156
001	3,551	47,235
SSI	40,215	908,660
SSC	68,236	2,105,857
SCV	31,533	722,382
FVI	36,459	739,200
FCN	228,312	9,378,346
FL1	75,910	2,228,815
FE3	394,070	7,339,579

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT G

(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF ASSETS AND LIABILITIES (CONTINUED) DECEMBER 31, 2013

	Units	Value
Net Assets (continued):
FF1	100,348	$ 1,513,277
FF2	186,451	2,789,559
FF3	97,603	1,485,167
FVG	13,355	262,686
FGP	2,431	63,788
FL3	79,016	1,631,368
FHI	68,680	1,356,008
FIP	446	12,831
FIG	796,556	18,409,666
FMC	496,978	9,421,634
FL5	5,080,158	60,230,381
FOF	7,886	152,264
FL2	37,215	897,590
SGI	27,293	486,184
FRE	16,261	185,175
FSC	50,877	1,110,210
FSS	12,152	237,806
TFS	146,593	3,102,703
FTI	14,317	418,287
TSF	274,440	7,679,036
FTG	2,088	55,191
GS7	9,595	196,322
GS3	4,249	90,916
FFG	217,646	2,973,782
VCP	453	9,369
AI3	3,950	99,457
VGI	111,936	2,384,894
AI4	44,589	1,280,401
A22	43,813	885,405
FFI	3,819	51,422
ASC	2,285	37,960
AI6	2,990	45,878
MVP	184,332	3,378,419
JM7	303,323	3,927,435
JP6	31,727	854,072
JP4	4,881	116,658
LRI	73,885	1,338,517
LA3	3,548	78,637
GGC	674,966	7,273,413

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT G

(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF ASSETS AND LIABILITIES (CONTINUED) DECEMBER 31, 2013

	Units	Value
Net Assets (continued):
GGE	457,737	$ 4,927,402
FFL	35,707	501,000
TEG	50,590	707,301
FFJ	256,057	3,597,711
FFK	27,857	396,528
FFQ	445,757	4,411,518
FFM	54,729	732,697
FFO	136,227	1,862,780
MIT	951	19,657
MFL	25,411	570,014
BDS	348,898	5,477,658
MF7	9,866	172,564
RG1	26,660	387,887
EME	247,270	3,368,489
GGR	782	26,626
RE1	44,997	926,732
GSS	569,072	13,031,626
MFK	35,100	571,525
HYS	460,997	4,938,795
MFC	4,782	120,406
IGS	700,967	11,304,285
IG1	113,435	2,782,855
MII	734,726	10,221,073
MIS	11,032	186,161
M1B	22,046	461,505
MMS	6,679,421	89,535,945
M1A	41,985	1,291,722
RIS	152,172	3,076,363
SI1	16,526	288,227
UTS	22,342	951,336
MFE	2,771	103,634
MVS	597,911	10,368,571
MV1	48,776	1,175,385
SCB	66,624	1,453,657
SC3	245,635	8,778,490
SDC	1,326,428	15,147,486

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT G

(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF ASSETS AND LIABILITIES (CONTINUED) DECEMBER 31, 2013

	Units	Value
Net Assets (continued):
SGC	201,445	$ 3,281,1283,281,128
VMG	116,863	3,271,119
NPP	2,269	54,130
NMC	415	12,215
NAR	7,995	179,526
NLM	24,866	415,968
OCF	118,884	2,086,252
OGS	42,028	962,025
OSC	39,562	1,000,701
PCR	41,549	426,878
PMB	97,265	1,613,948
PRR	1,391,939	24,912,908
PTR	2,019,275	37,912,290
SCP	273,886	5,170,066
RX1	910	13,006
TBC	1,460,272	29,204,850
REI	987,093	25,847,821
RNA	393,110	8,415,504
USC	52,079	934,702
Total net assets		$ 601,995,593

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT G

(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF OPERATIONS

FOR THE YEAR-ENDED DECEMBER 31, 2013

Income: Dividend income Net realized and change in unrealized gains (losses):	AL4 Sub-Account	AL3 Sub-Account	AN2 Sub-Account
	$1,060	$-	$2
Net realized gains (losses) on sale of investments	590,764	67,464	127
Realized gain distributions	-	233,921	-
Net realized gains (losses)	590,764	301,385	127
Net change in unrealized appreciation/ (depreciation)	(84,514)	324,537	1,588
Net realized and change in unrealized gains (losses)	506,250	625,922	1,715
Increase (decrease) in net assets from operations	$507,310	$625,922	$1,717

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT G

(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF OPERATIONS (CONTINUED) FOR THE YEAR-ENDED DECEMBER 31, 2013

Income: Dividend income Net realized and change in unrealized gains (losses): Net realized gains (losses) on sale of investments Realized gain distributions	AN3 Sub-Account	AN4 Sub-Account	IVP Sub-Account
	$3,591 9,240 -	$15,255 75,381 -	$79,727 78,008 -
Net realized gains (losses)	9,240	75,381	78,008
Net change in unrealized appreciation/ (depreciation)	76,275	175,702	119,885
Net realized and change in unrealized gains (losses)	85,515	251,083	197,893
Increase (decrease) in net assets from operations	$89,106	$266,338	$277,620

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT G

(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF OPERATIONS (CONTINUED) FOR THE YEAR-ENDED DECEMBER 31, 2013

Income: Dividend income Net realized and change in unrealized gains (losses):	AN5 Sub-Account	ASM Sub-Account	308 Sub-Account
	$-	$11,082	$31,491
Net realized gains (losses) on sale of investments	14,417	436,793	16,244
Realized gain distributions	82,841	102,868	-
Net realized gains (losses)	97,258	539,661	16,244
Net change in unrealized appreciation/ (depreciation)	91,797	(97,996)	316,885
Net realized and change in unrealized gains (losses)	189,055	441,665	333,129
Increase (decrease) in net assets from operations	$189,055	$452,747	$364,620

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT G

(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF OPERATIONS (CONTINUED) FOR THE YEAR-ENDED DECEMBER 31, 2013

Income: Dividend income Net realized and change in unrealized gains (losses): Net realized gains (losses) on sale of investments Realized gain distributions	301 Sub-Account	304 Sub-Account	307 Sub-Account
	$5,355 49 3,201	$26,823 473,465 -	$1,529 2,082 -
Net realized gains (losses)	3,250	473,465	2,082
Net change in unrealized appreciation/ (depreciation)	(14,621)	57,351	4,666
Net realized and change in unrealized gains (losses)	(11,371)	530,816	6,748
Increase (decrease) in net assets from operations	$(6,016)	$557,639	$8,277

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT G

(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF OPERATIONS (CONTINUED) FOR THE YEAR-ENDED DECEMBER 31, 2013

Income: Dividend income Net realized and change in unrealized gains (losses): Net realized gains (losses) on sale of investments Realized gain distributions	306 Sub-Account	303 Sub-Account	302 Sub-Account
	$9,666 326,262 -	$ 31,877 1,289,615 -	$3,245 2,652 -
Net realized gains (losses)	326,262	1,289,615	2,652
Net change in unrealized appreciation/ (depreciation)	(73,528)	(81,291)	59,855
Net realized and change in unrealized gains (losses)	252,734	1,208,324	62,507
Increase (decrease) in net assets from operations	$262,400	$ 1,240,201	$65,752

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT G

(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF OPERATIONS (CONTINUED) FOR THE YEAR-ENDED DECEMBER 31, 2013

Income: Dividend income	305 Sub-Account	300 Sub-Account	BLG Sub-Account
	$61,805 434 -	$ 259,086	$3,424
Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	72,963	1,663,746	204,050
Realized gain distributions	-	-	20,639
Net realized gains (losses)	72,963	1,663,746	224,689
Net change in unrealized appreciation/ (depreciation)	(8,189)	2,107,167	8,215
Net realized and change in unrealized gains (losses)	64,774	3,770,913	232,904
Increase (decrease) in net assets from operations	$125,810	$ 4,029,999	$236,328

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT G

(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF OPERATIONS (CONTINUED) FOR THE YEAR-ENDED DECEMBER 31, 2013

Income: Dividend income Net realized and change in unrealized gains (losses): Net realized gains (losses) on sale of investments Realized gain distributions	MSV Sub-Account	NNG Sub-Account	NMI Sub-Account
	$105 434 -	$1,080 371,022 -	$114 11 -
Net realized gains (losses)	434	371,022	11
Net change in unrealized appreciation/ (depreciation)	5,949	(46,727)	4,475
Net realized and change in unrealized gains (losses)	6,383	324,295	4,486
Increase (decrease) in net assets from operations	$6,488	$325,375	$4,600

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT G

(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF OPERATIONS (CONTINUED) FOR THE YEAR-ENDED DECEMBER 31, 2013

Income: Dividend income	DRS Sub-Account	DSV Sub-Account	DGO Sub-Account
	$84,374 434 -	$ 72,866	$127 11 -
Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	454,155	1,192,876	118,121
Realized gain distributions	-	462,011	28,154
Net realized gains (losses)	454,155	1,654,887	146,275
Net change in unrealized appreciation/ (depreciation)	(457,069)	851,665	63,472
Net realized and change in unrealized gains (losses)	(2,914)	2,506,552	209,747
Increase (decrease) in net assets from operations	$81,460	$ 2,579,418	$209,874

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT G

(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF OPERATIONS (CONTINUED) FOR THE YEAR-ENDED DECEMBER 31, 2013

Income: Dividend income	DMC Sub-Account	DTG Sub-Account	DSI Sub-Account
	$8,078 434 -	$-	$ 936,511
Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	26,855	252	6,764,771
Realized gain distributions	-	-	618,603
Net realized gains (losses)	26,855	252	7,383,374
Net change in unrealized appreciation/ (depreciation)	138,574	29,652	6,677,936
Net realized and change in unrealized gains (losses)	165,429	29,904	14,061,310
Increase (decrease) in net assets from operations	$173,507	$29,904	$ 14,997,821

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT G

(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF OPERATIONS (CONTINUED) FOR THE YEAR-ENDED DECEMBER 31, 2013

Income: Dividend income Net realized and change in unrealized gains (losses):	DCA Sub-Account	DSC Sub-Account	DGI Sub-Account
	$50,404	$-	$236
Net realized gains (losses) on sale of investments	169,107	(3,932)	495
Realized gain distributions	5,867	-	-
Net realized gains (losses)	174,974	(3,932)	495
Net change in unrealized appreciation/ (depreciation)	274,667	545,596	7,298
Net realized and change in unrealized gains (losses)	449,641	541,664	7,793
Increase (decrease) in net assets from operations	$500,045	$541,664	$8,029

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT G

(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF OPERATIONS (CONTINUED) FOR THE YEAR-ENDED DECEMBER 31, 2013

Income: Dividend income	DQB Sub-Account	001 Sub-Account	SSI Sub-Account
	$5,538	$828	$ 65,319
Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	797	217	2,281,399
Realized gain distributions	-	-	157,022
Net realized gains (losses)	797	217	2,438,421
Net change in unrealized appreciation/ (depreciation)	(9,363)	9,489	(1,313,901)
Net realized and change in unrealized gains (losses)	(8,566)	9,706	1,124,520
Increase (decrease) in net assets from operations	$(3,028)	$10,534	$ 1,189,839

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT G

(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF OPERATIONS (CONTINUED) FOR THE YEAR-ENDED DECEMBER 31, 2013

Income: Dividend income	SSC Sub-Account	SCV Sub-Account	FVI Sub-Account
	$28,292	$4,793	$11,848
Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	102,681	61,804	28,034
Realized gain distributions	79,555	-	35,710
Net realized gains (losses)	182,236	61,804	63,744
Net change in unrealized appreciation/ (depreciation)	434,706	98,717	71,250
Net realized and change in unrealized gains (losses)	616,942	160,521	134,994
Increase (decrease) in net assets from operations	$645,234	$165,314	$146,842

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT G

(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF OPERATIONS (CONTINUED) FOR THE YEAR-ENDED DECEMBER 31, 2013

Income: Dividend income	FCN Sub-Account	FL1 Sub-Account	FE3 Sub-Account
	$91,059	$16,812	$174,045
Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	2,309,347	93,008	235,662
Realized gain distributions	2,425	589	460,141
Net realized gains (losses)	2,311,772	93,597	695,803
Net change in unrealized appreciation/ (depreciation)	1,132,256	431,181	793,564
Net realized and change in unrealized gains (losses)	3,444,028	524,778	1,489,367
Increase (decrease) in net assets from operations	$3,535,087	$541,590	$1,663,412

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT G

(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF OPERATIONS (CONTINUED) FOR THE YEAR-ENDED DECEMBER 31, 2013

Income: Dividend income	FF1 Sub-Account	FF2 Sub-Account	FF3 Sub-Account
	$25,827	$47,457	$23,848
Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	129,583	123,736	180,412
Realized gain distributions	20,808	31,705	22,646
Net realized gains (losses)	150,391	155,441	203,058
Net change in unrealized appreciation/ (depreciation)	11,807	184,679	84,539
Net realized and change in unrealized gains (losses)	162,198	340,120	287,597
Increase (decrease) in net assets from operations	$188,025	$387,577	$311,445

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT G

(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF OPERATIONS (CONTINUED) FOR THE YEAR-ENDED DECEMBER 31, 2013

Income: Dividend income	FVG Sub-Account	FGP Sub-Account	FL3 Sub-Account
	$4,204	$162	$664
Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	136,338	68,776	6,773
Realized gain distributions	-	38	1,011
Net realized gains (losses)	136,338	68,814	7,784
Net change in unrealized appreciation/ (depreciation)	(54,468)	(10,422)	419,457
Net realized and change in unrealized gains (losses)	81,870	58,392	427,241
Increase (decrease) in net assets from operations	$86,074	$58,554	$427,905

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT G

(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF OPERATIONS (CONTINUED) FOR THE YEAR-ENDED DECEMBER 31, 2013

Income: Dividend income	FHI Sub-Account	FIP Sub-Account	FIG Sub-Account
	$79,151	$221	$433,289
Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	17,869	179	(203,705)
Realized gain distributions	-	110	222,235
Net realized gains (losses)	17,869	289	18,530
Net change in unrealized appreciation/ (depreciation)	(15,897)	2,611	(660,710)
Net realized and change in unrealized gains (losses)	1,972	2,900	(642,180)
Increase (decrease) in net assets from operations	$81,123	$3,121	$(208,891)

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT G

(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF OPERATIONS (CONTINUED) FOR THE YEAR-ENDED DECEMBER 31, 2013

Income: Dividend income	FMC Sub-Account	FL5 Sub-Account	FOF Sub-Account
	$ 44,246	$4,088	$1,877
Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	270,346	-	50,831
Realized gain distributions	1,117,101	-	514
Net realized gains (losses)	1,387,447	-	51,345
Net change in unrealized appreciation/ (depreciation)	1,152,631	-	(15,486)
Net realized and change in unrealized gains (losses)	2,540,078	-	35,859
Increase (decrease) in net assets from operations	$ 2,584,324	$4,088	$37,736

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT G

(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF OPERATIONS (CONTINUED) FOR THE YEAR-ENDED DECEMBER 31, 2013

Income: Dividend income Net realized and change in unrealized gains (losses): Net realized gains (losses) on sale of investments Realized gain distributions	FL2 Sub-Account	SGI Sub-Account	FRE Sub-Account
	$9,018 86,726 3,108	$8,157 3,288 25,034	$9,152 12,647 -
Net realized gains (losses)	89,834	28,322	12,647
Net change in unrealized appreciation/ (depreciation)	131,471	(3,050)	(13,295)
Net realized and change in unrealized gains (losses)	221,305	25,272	(648)
Increase (decrease) in net assets from operations	$230,323	$33,429	$8,504

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT G

(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF OPERATIONS (CONTINUED) FOR THE YEAR-ENDED DECEMBER 31, 2013

Income: Dividend income Net realized and change in unrealized gains (losses):	FSC Sub-Account	FSS Sub-Account	TFS Sub-Account
	$-	$18,854	$57,547
Net realized gains (losses) on sale of investments	57,641	407,002	75,112
Realized gain distributions	59,269	-	-
Net realized gains (losses)	116,910	407,002	75,112
Net change in unrealized appreciation/ (depreciation)	184,549	(155,682)	377,105
Net realized and change in unrealized gains (losses)	301,459	251,320	452,217
Increase (decrease) in net assets from operations	$301,459	$270,174	$509,764

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT G

(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF OPERATIONS (CONTINUED) FOR THE YEAR-ENDED DECEMBER 31, 2013

Income: Dividend income Net realized and change in unrealized gains (losses): Net realized gains (losses) on sale of investments Realized gain distributions	FTI Sub-Account	TSF Sub-Account	FTG Sub-Account
	$8,447 4,221 -	$ 224,741 527,064 -	$1,303 (152) -
Net realized gains (losses)	4,221	527,064	(152)
Net change in unrealized appreciation/ (depreciation)	62,994	1,336,785	11,969
Net realized and change in unrealized gains (losses)	67,215	1,863,849	11,817
Increase (decrease) in net assets from operations	$75,662	$ 2,088,590	$13,120

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT G

(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF OPERATIONS (CONTINUED) FOR THE YEAR-ENDED DECEMBER 31, 2013

Income: Dividend income Net realized and change in unrealized gains (losses): Net realized gains (losses) on sale of investments Realized gain distributions	GS7 Sub-Account	GS3 Sub-Account	FFG Sub-Account
	$719 502 6,757	$942 4,909 -	$11,028 2,789 -
Net realized gains (losses)	7,259	4,909	2,789
Net change in unrealized appreciation/ (depreciation)	27,671	20,602	841,003
Net realized and change in unrealized gains (losses)	34,930	25,511	843,792
Increase (decrease) in net assets from operations	$35,649	$26,453	$854,820

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT G

(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF OPERATIONS (CONTINUED) FOR THE YEAR-ENDED DECEMBER 31, 2013

Income: Dividend income	VCP Sub-Account	AI3 Sub-Account	VGI Sub-Account
	$129	$1,263	$30,806
Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	152	1,689	127,779
Realized gain distributions	-	-	18,212
Net realized gains (losses)	152	1,689	145,991
Net change in unrealized appreciation/ (depreciation)	1,884	19,153	426,053
Net realized and change in unrealized gains (losses)	2,036	20,842	572,044
Increase (decrease) in net assets from operations	$2,165	$22,105	$602,850

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT G

(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF OPERATIONS (CONTINUED) FOR THE YEAR-ENDED DECEMBER 31, 2013

Income: Dividend income Net realized and change in unrealized gains (losses): Net realized gains (losses) on sale of investments Realized gain distributions	AI4 Sub-Account	A22 Sub-Account	FFI Sub-Account
	$14,597 136,247 -	$5,728 29,618 57,825	$184 169 -
Net realized gains (losses)	136,247	87,443	169
Net change in unrealized appreciation/ (depreciation)	64,452	82,993	13,205
Net realized and change in unrealized gains (losses)	200,699	170,436	13,374
Increase (decrease) in net assets from operations	$215,296	$176,164	$13,558

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT G

(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF OPERATIONS (CONTINUED) FOR THE YEAR-ENDED DECEMBER 31, 2013

Income: Dividend income	ASC Sub-Account	AI6 Sub-Account	MVP Sub-Account
	$2	$607	$ 63,883
Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	1,231	608	789,504
Realized gain distributions	262	-	116,221
Net realized gains (losses)	1,493	608	905,725
Net change in unrealized appreciation/ (depreciation)	7,650	10,182	291,842
Net realized and change in unrealized gains (losses)	9,143	10,790	1,197,567
Increase (decrease) in net assets from operations	$9,145	$11,397	$ 1,261,450

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT G

(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF OPERATIONS (CONTINUED) FOR THE YEAR-ENDED DECEMBER 31, 2013

Income: Dividend income Net realized and change in unrealized gains (losses): Net realized gains (losses) on sale of investments Realized gain distributions	JM7 Sub-Account	JP6 Sub-Account	JP4 Sub-Account
	$181,624 6,710 -	$4,317 35,806 -	$1,278 6,533 -
Net realized gains (losses)	6,710	35,806	6,533
Net change in unrealized appreciation/ (depreciation)	(247,643)	227,570	24,027
Net realized and change in unrealized gains (losses)	(240,933)	263,376	30,560
Increase (decrease) in net assets from operations	$(59,309)	$267,693	$31,838

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT G

(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF OPERATIONS (CONTINUED) FOR THE YEAR-ENDED DECEMBER 31, 2013

Income: Dividend income Net realized and change in unrealized gains (losses): Net realized gains (losses) on sale of investments Realized gain distributions	LRI Sub-Account	LA3 Sub-Account	GGC Sub-Account
	$44,777 155,131 15,830	$1,347 594 6,101	$122,440 4,633 -
Net realized gains (losses)	170,961	6,695	4,633
Net change in unrealized appreciation/ (depreciation)	(222,698)	10,424	401,667
Net realized and change in unrealized gains (losses)	(51,737)	17,119	406,300
Increase (decrease) in net assets from operations	$(6,960)	$18,466	$528,740

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT G

(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF OPERATIONS (CONTINUED) FOR THE YEAR-ENDED DECEMBER 31, 2013

Income: Dividend income	GGE Sub-Account	FFL Sub-Account	TEG Sub-Account
	$76,745	$1,014	$768
Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	996	3,077	3,995
Realized gain distributions	-	3,212	4,688
Net realized gains (losses)	996	6,289	8,683
Net change in unrealized appreciation/ (depreciation)	274,388	129,330	179,352
Net realized and change in unrealized gains (losses)	275,384	135,619	188,035
Increase (decrease) in net assets from operations	$352,129	$136,633	$188,803

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT G

(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF OPERATIONS (CONTINUED) FOR THE YEAR-ENDED DECEMBER 31, 2013

Income: Dividend income	FFJ Sub-Account	FFK Sub-Account	FFQ Sub-Account
	$-	$-	$52,597
Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	27,914	2,517	(9,427)
Realized gain distributions	11,122	1,394	19,661
Net realized gains (losses)	39,036	3,911	10,234
Net change in unrealized appreciation/ (depreciation)	893,357	105,767	(111,054)
Net realized and change in unrealized gains (losses)	932,393	109,678	(100,820)
Increase (decrease) in net assets from operations	$932,393	$109,678	$(48,223)

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT G

(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF OPERATIONS (CONTINUED) FOR THE YEAR-ENDED DECEMBER 31, 2013

Income: Dividend income Net realized and change in unrealized gains (losses): Net realized gains (losses) on sale of investments Realized gain distributions	FFM Sub-Account	FFO Sub-Account	MIT Sub-Account
	$2,037 13,720 1,518	$32,897 281,670 8,510	$355 250 -
Net realized gains (losses)	15,238	290,180	250
Net change in unrealized appreciation/ (depreciation)	160,689	445,083	4,773
Net realized and change in unrealized gains (losses)	175,927	735,263	5,023
Increase (decrease) in net assets from operations	$177,964	$768,160	$5,378

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT G

(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF OPERATIONS (CONTINUED) FOR THE YEAR-ENDED DECEMBER 31, 2013

Income: Dividend income	MFL Sub-Account	BDS Sub-Account	MF7 Sub-Account
	$8,922	$228,980	$7,476
Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	2,628	(761)	5,202
Realized gain distributions	-	92,663	3,189
Net realized gains (losses)	2,628	91,902	8,391
Net change in unrealized appreciation/ (depreciation)	141,727	(176,319)	(16,535)
Net realized and change in unrealized gains (losses)	144,355	(84,417)	(8,144)
Increase (decrease) in net assets from operations	$153,277	$144,563	$(668)

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT G

(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF OPERATIONS (CONTINUED) FOR THE YEAR-ENDED DECEMBER 31, 2013

Income: Dividend income Net realized and change in unrealized gains (losses): Net realized gains (losses) on sale of investments Realized gain distributions	RG1 Sub-Account	EME Sub-Account	GGR Sub-Account
	$2,702 1,917 -	$56,234 29,889 -	$167 425 -
Net realized gains (losses)	1,917	29,889	425
Net change in unrealized appreciation/ (depreciation)	96,474	(280,419)	4,186
Net realized and change in unrealized gains (losses)	98,391	(250,530)	4,611
Increase (decrease) in net assets from operations	$101,093	$(194,296)	$4,778

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT G

(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF OPERATIONS (CONTINUED) FOR THE YEAR-ENDED DECEMBER 31, 2013

Income: Dividend income	RES Sub-Account	RE1 Sub-Account	GSS Sub-Account
	$62	$11,060	$ 301,360
Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	1,460	18,466	(60,231)
Realized gain distributions	-	-	109,332
Net realized gains (losses)	1,460	18,466	49,101
Net change in unrealized appreciation/ (depreciation)	(775)	152,052	(705,118)
Net realized and change in unrealized gains (losses)	685	170,518	(656,017)
Increase (decrease) in net assets from operations	$747	$181,578	$ (354,657)

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT G

(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF OPERATIONS (CONTINUED) FOR THE YEAR-ENDED DECEMBER 31, 2013

Income: Dividend income Net realized and change in unrealized gains (losses): Net realized gains (losses) on sale of investments Realized gain distributions	MFK Sub-Account	HYS Sub-Account	MFC Sub-Account
	$11,857 (3,005) 4,911	$118,162 72,966 -	$2,652 (208) -
Net realized gains (losses)	1,906	72,966	(208)
Net change in unrealized appreciation/ (depreciation)	(31,875)	104,003	4,545
Net realized and change in unrealized gains (losses)	(29,969)	176,969	4,337
Increase (decrease) in net assets from operations	$(18,112)	$295,131	$6,989

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT G

(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF OPERATIONS (CONTINUED) FOR THE YEAR-ENDED DECEMBER 31, 2013

Income: Dividend income Net realized and change in unrealized gains (losses): Net realized gains (losses) on sale of investments Realized gain distributions	IGS Sub-Account	IG1 Sub-Account	MII Sub-Account
	$ 181,371 765,777 8,516	$29,321 (16,028) 1,671	$ 173,334 2,089,385 -
Net realized gains (losses)	774,293	(14,357)	2,089,385
Net change in unrealized appreciation/ (depreciation)	770,722	325,218	752,135
Net realized and change in unrealized gains (losses)	1,545,015	310,861	2,841,520
Increase (decrease) in net assets from operations	$ 1,726,386	$340,182	$ 3,014,854

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT G

(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF OPERATIONS (CONTINUED) FOR THE YEAR-ENDED DECEMBER 31, 2013

Income:
Dividend income
Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments Realized gain distributions
Net realized gains (losses)
Net change in unrealized appreciation/ (depreciation) Net realized and change in unrealized gains (losses) Increase (decrease) in net assets from operations
MIS Sub-Account	M1B Sub-Account	MMS Sub-Account
$1,234 3,655 -	$1,898 4,959 -	$ - -	16
3,655	4,959	-
40,104	102,139	-
43,759	107,098	-
$44,993	$108,996		$16

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT G

(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF OPERATIONS (CONTINUED) FOR THE YEAR-ENDED DECEMBER 31, 2013

Income: Dividend income Net realized and change in unrealized gains (losses):	M1A Sub-Account	RIS Sub-Account	SI1 Sub-Account
	$-	$ 45,582	$8,601
Net realized gains (losses) on sale of investments	9,493	736,313	(334)
Realized gain distributions	18,318	-	-
Net realized gains (losses)	27,811	736,313	(334)
Net change in unrealized appreciation/ (depreciation)	353,934	223,002	(5,177)
Net realized and change in unrealized gains (losses)	381,745	959,315	(5,511)
Increase (decrease) in net assets from operations	$381,745	$ 1,004,897	$3,090

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT G

(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF OPERATIONS (CONTINUED) FOR THE YEAR-ENDED DECEMBER 31, 2013

Income: Dividend income	TRS Sub-Account1	MFJ Sub-Account1	UTS Sub-Account
	$273,804	$167,641	$99,140
Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	170,340	447,408	575,320
Realized gain distributions	369,953	253,572	254,436
Net realized gains (losses)	540,293	700,980	829,756
Net change in unrealized appreciation/ (depreciation)	(191,712)	(435,669)	(325,311)
Net realized and change in unrealized gains (losses)	348,581	265,311	504,445
Increase (decrease) in net assets from operations	$622,385	$432,952	$603,585

1 These sub-accounts were closed and merged into new sub-accounts during 2013 and therefore do not appear on the Statement of Assets and Liabilities as of December 31, 2013.  See note 1 for additional information around merged sub-accounts.

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT G

(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF OPERATIONS (CONTINUED) FOR THE YEAR-ENDED DECEMBER 31, 2013

Income: Dividend income	MFE Sub-Account	MVS Sub-Account	MV1 Sub-Account
	$2,283	$ 281,261	$28,011
Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	978	1,462,248	(4,027)
Realized gain distributions	6,454	563,322	61,497
Net realized gains (losses)	7,432	2,025,570	57,470
Net change in unrealized appreciation/ (depreciation)	6,935	833,033	228,306
Net realized and change in unrealized gains (losses)	14,367	2,858,603	285,776
Increase (decrease) in net assets from operations	$16,650	$ 3,139,864	$313,787

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT G

(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF OPERATIONS (CONTINUED) FOR THE YEAR-ENDED DECEMBER 31, 2013

Income: Dividend income	SCB Sub-Account	SC3 Sub-Account	SDC Sub-Account
	$20,484	$712,062	$20,065
Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	50,024	618,613	(1,000)
Realized gain distributions	78,915	-	43,166
Net realized gains (losses)	128,939	618,613	42,166
Net change in unrealized appreciation/ (depreciation)	290,957	(712,151)	80,561
Net realized and change in unrealized gains (losses)	419,896	(93,538)	122,727
Increase (decrease) in net assets from operations	$440,380	$618,524	$142,792

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT G

(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF OPERATIONS (CONTINUED) FOR THE YEAR-ENDED DECEMBER 31, 2013

Income: Dividend income Net realized and change in unrealized gains (losses): Net realized gains (losses) on sale of investments Realized gain distributions	SGC Sub-Account	VMG Sub-Account	NPP Sub-Account
	$32,818 159,198 432,570	$ 17,380 341,774 107,844	$571 (2,753) -
Net realized gains (losses)	591,768	449,618	(2,753)
Net change in unrealized appreciation/ (depreciation)	231,967	976,726	14,775
Net realized and change in unrealized gains (losses)	823,735	1,426,344	12,022
Increase (decrease) in net assets from operations	$856,553	$ 1,443,724	$12,593

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT G

(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF OPERATIONS (CONTINUED) FOR THE YEAR-ENDED DECEMBER 31, 2013

Income: Dividend income Net realized and change in unrealized gains (losses):	NMC Sub-Account	NAR Sub-Account	NLM Sub-Account
	$-	$2,170	$8,976
Net realized gains (losses) on sale of investments	3,053	426	(470)
Realized gain distributions	-	-	-
Net realized gains (losses)	3,053	426	(470)
Net change in unrealized appreciation/ (depreciation)	342	43,564	(5,946)
Net realized and change in unrealized gains (losses)	3,395	43,990	(6,416)
Increase (decrease) in net assets from operations	$3,395	$46,160	$2,560

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT G

(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF OPERATIONS (CONTINUED) FOR THE YEAR-ENDED DECEMBER 31, 2013

Income: Dividend income	OCF Sub-Account	OGS Sub-Account	OSC Sub-Account
	$19,133	$20,415	$ 7,763
Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	66,585	140,877	4,601
Realized gain distributions	-	-	10,220
Net realized gains (losses)	66,585	140,877	14,821
Net change in unrealized appreciation/ (depreciation)	423,863	84,624	241,918
Net realized and change in unrealized gains (losses)	490,448	225,501	256,739
Increase (decrease) in net assets from operations	$509,581	$245,916	$ 264,502

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT G

(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF OPERATIONS (CONTINUED) FOR THE YEAR-ENDED DECEMBER 31, 2013

Income: Dividend income	PCR Sub-Account	PMB Sub-Account	PRR Sub-Account
	$32,025	$94,814	$ 461,415
Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	(440,320)	11,956	198,243
Realized gain distributions	-	13,887	201,277
Net realized gains (losses)	(440,320)	25,843	399,520
Net change in unrealized appreciation/ (depreciation)	130,359	(282,948)	(3,786,521)
Net realized and change in unrealized gains (losses)	(309,961)	(257,105)	(3,387,001)
Increase (decrease) in net assets from operations	$(277,936)	$(162,291)	$ (2,925,586)

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT G

(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF OPERATIONS (CONTINUED) FOR THE YEAR-ENDED DECEMBER 31, 2013

Income: Dividend income Income:	PTR Sub-Account	SCP Sub-Account	RX1 Sub-Account

Dividend income	$ 1,081,991	$ 56,551	$-
Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	146,009	1,904,819	66
Realized gain distributions	347,253	293,940	-
Net realized gains (losses)	493,262	2,198,759	66
Net change in unrealized appreciation/ (depreciation)	(2,608,969)	251,152	452
Net realized and change in unrealized gains (losses)	(2,115,707)	2,449,911	518
Increase (decrease) in net assets from operations	$ (1,033,716)	$ 2,506,462	$518

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT G

(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF OPERATIONS (CONTINUED) FOR THE YEAR-ENDED DECEMBER 31, 2013

Income: Dividend income Income:	TBC Sub-Account		REI Sub-Account	RNA Sub-Account
		$32,025
Dividend income	$ 8,186		$439,741	$ -
Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	4,336,372		5,964,778	111,714
Realized gain distributions	-		-	1,240,973
Net realized gains (losses)	4,336,372		5,964,778	1,352,687
Net change in unrealized appreciation/ (depreciation)	5,647,511		934,548	1,114,640
Net realized and change in unrealized gains (losses)	9,983,883		6,899,326	2,467,327
Increase (decrease) in net assets from operations	$ 9,992,069	$ 7,339,067		$ 2,467,327

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT G

(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF OPERATIONS (CONTINUED) FOR THE YEAR-ENDED DECEMBER 31, 2013

Income: Dividend income	USC Sub-Account
$2,937
Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	370,810
Realized gain distributions	186,284
Net realized gains (losses)	557,094
Net change in unrealized appreciation/ (depreciation)	(21,710)
Net realized and change in unrealized gains (losses)	535,384
Increase (decrease) in net assets from operations	$538,321

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT G

(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS

FOR THE YEARS-ENDED DECEMBER 31, 2013 AND 2012

Operations: Net investment income (loss)	AL4 Sub-Account		AL3 Sub-Account
	December 31, 2013	December 31, 2012	December 31, 2013	December 31, 2012
	$ 1,060	$ -	$ -	$ -
Net realized gains (losses)	590,764	40,994	301,385	448,261
Net change in unrealized appreciation/ (depreciation)	(84,514)	174,136	324,537	(267,551)
Increase (decrease) in net assets from operations	507,310	215,130	625,922	180,710
Contract Owner Transactions:
Purchase payments received	33,878	235,694	50,177	164,570
Transfers between Sub-Accounts (including the Fixed Account), net	68,442	(40,573)	(359,508)	584,862
Withdrawals and surrenders	(1,917,410)	(2,257)	(909,532)	(54,143)
Mortality and expense risk charges	(20,398)	(23,748)	(46,635)	(47,602)
Net accumulation activity	(1,835,488)	169,116	(1,265,498)	647,687
Total increase (decrease) in net assets	(1,328,178)	384,246	(639,576)	828,397
Net assets at beginning of year	1,680,165	1,295,919	2,119,848	1,291,451
Net assets at end of year	$ 351,987	$ 1,680,165	$ 1,480,272	$ 2,119,848

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT G

(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED) FOR THE YEARS-ENDED DECEMBER 31, 2013 AND 2012

Operations:
Net investment income (loss)
Net realized gains (losses)
Net change in unrealized appreciation/ (depreciation)
Increase (decrease) in net assets from operations
Contract Owner Transactions:
	AN2 Sub-Account			AN3 Sub-Account
	December 31, 2013	December 31, 2012		December 31, 2013	December 31, 2012
	$2 127 1,588	$	- 518 (191)	$3,591 9,240 76,275	$3,073 9,575 16,313
	1,717		327	89,106	28,961

Purchase payments received	-		-	51,665	27,506
Transfers between Sub-Accounts (including the Fixed Account), net	7,683		(7,898)	(5,729)	100,926
Withdrawals and surrenders	-		-	(1,768)	(18,685)
Mortality and expense risk charges	(213)		(15)	(16,556)	(15,339)
Net accumulation activity	7,470		(7,913)	27,612	94,408
Total increase (decrease) in net assets	9,187		(7,586)	116,718	123,369
Net assets at beginning of year	11		7,597	237,519	114,150
Net assets at end of year	$9,198		$11	$354,237	$237,519

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT G

(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED) FOR THE YEARS-ENDED DECEMBER 31, 2013 AND 2012

Operations:	AN4 Sub-Account		IVP Sub-Account
	December 31, 2013	December 31, 2012	December 31, 2013	December 31, 2012

Net investment income (loss)	$15,255	$25,809	$79,727	$22,699
Net realized gains (losses)	75,381	(6,734)	78,008	(949,728)
Net change in unrealized appreciation/ (depreciation)	175,702	250,028	119,885	1,552,553
Increase (decrease) in net assets from operations	266,338	269,103	277,620	625,524
Contract Owner Transactions:
Purchase payments received	17,385	87,776	6,643	4,411
Transfers between Sub-Accounts (including the Fixed Account), net	86,882	205,383	(208,936)	(5,544,120)
Withdrawals and surrenders	(158,687)	(60,870)	(195,882)	(20,471)
Mortality and expense risk charges	(53,252)	(47,890)	(18,585)	(25,725)
Net accumulation activity	(107,672)	184,399	(416,760)	(5,585,905)
Total increase (decrease) in net assets	158,666	453,502	(139,140)	(4,960,381)

Net assets at beginning of year	2,080,114	1,626,612	1,441,743	6,402,124
Net assets at end of year	$ 2,238,780	$ 2,080,114	$ 1,302,603	$ 1,441,743

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT G

(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED) FOR THE YEARS-ENDED DECEMBER 31, 2013 AND 2012

Operations: Net investment income (loss)	AN5 Sub-Account		ASM Sub-Account
	December 31, 2013	December 31, 2012	December 31, 2013	December 31, 2012
	$-	$-	$11,082	$ 8,090
Net realized gains (losses)	97,258	80,627	539,661	91,453
Net change in unrealized appreciation/ (depreciation)	91,797	(13,289)	(97,996)	147,290
Increase (decrease) in net assets from operations	189,055	67,338	452,747	246,833
Contract Owner Transactions:
Purchase payments received	1,571	1,571	10,050	8,428
Transfers between Sub-Accounts (including the Fixed Account), net	51,577	13,964	(1,248,365)	411,269
Withdrawals and surrenders	-	(134,415)	(261,146)	(488,681)
Mortality and expense risk charges	(9,580)	(9,490)	(25,918)	(31,175)
Net accumulation activity	43,568	(128,370)	(1,525,379)	(100,159)
Total increase (decrease) in net assets	232,623	(61,032)	(1,072,632)	146,674
Net assets at beginning of year	395,140	456,172	1,549,930	1,403,256
Net assets at end of year	$627,763	$395,140	$477,298	$ 1,549,930

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT G

(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED) FOR THE YEARS-ENDED DECEMBER 31, 2013 AND 2012

Operations:
Net investment income (loss)
Net realized gains (losses)
Net change in unrealized appreciation/ (depreciation)
Increase (decrease) in net assets from operations
Contract Owner Transactions:
	308 Sub-Account		301 Sub-Account
	December 31, 2013	December 31, 2012	December 31, 2013	December 31, 2012
	$ 31,491 16,244 316,885	$15,051 26,984 40,717	$5,355 3,250 (14,621)	$5,977 73 (3,990)
	364,620	82,752	(6,016)	2,060

Purchase payments received	257,006	167,540	16,555	12,362
Transfers between Sub-Accounts (including the Fixed Account), net	668,243	133,056	-	250,000
Withdrawals and surrenders	-	(116,521)	(727)	-
Mortality and expense risk charges	(33,116)	(33,505)	(3,775)	(2,198)
Net accumulation activity	892,133	150,570	12,053	260,164
Total increase (decrease) in net assets	1,256,753	233,322	6,037	262,224
Net assets at beginning of year	773,867	540,545	290,467	28,243
Net assets at end of year	$ 2,030,620	$773,867	$296,504	$290,467

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT G

(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED) FOR THE YEARS-ENDED DECEMBER 31, 2013 AND 2012

Operations:	304 Sub-Account		307 Sub-Account
	December 31, 2013	December 31, 2012	December 31, 2013	December 31, 2012

Net investment income (loss)	$ 26,823	$ 16,465	$1,529	$608
Net realized gains (losses)	473,465	20,171	2,082	546
Net change in unrealized appreciation/ (depreciation)	57,351	338,001	4,666	701
Increase (decrease) in net assets from operations	557,639	374,637	8,277	1,855
Contract Owner Transactions:
Purchase payments received	65,319	213,900	14,491	15,251
Transfers between Sub-Accounts (including the Fixed Account), net	(285,235)	(145,857)	792	11,187
Withdrawals and surrenders	(1,167,932)	(4,205)	-	-
Mortality and expense risk charges	(66,494)	(69,630)	(3,089)	(1,623)
Net accumulation activity	(1,454,342)	(5,792)	12,194	24,815
Total increase (decrease) in net assets	(896,703)	368,845	20,471	26,670
Net assets at beginning of year	2,091,161	1,722,316	30,142	3,472
Net assets at end of year	$ 1,194,458	$ 2,091,161	$50,613	$30,142

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT G

(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED) FOR THE YEARS-ENDED DECEMBER 31, 2013 AND 2012

Operations:	306 Sub-Account		303 Sub-Account
	December 31, 2013	December 31, 2012	December 31, 2013	December 31, 2012

Net investment income (loss)	$9,666	$ 14,460	$ 31,877	$ 45,844
Net realized gains (losses)	326,262	(20,416)	1,289,615	14,485
Net change in unrealized appreciation/ (depreciation)	(73,528)	181,742	(81,291)	1,039,086
Increase (decrease) in net assets from operations	262,400	175,786	1,240,201	1,099,415
Contract Owner Transactions:
Purchase payments received	-	150,561	31,224	136,875
Transfers between Sub-Accounts (including the Fixed Account), net	(85,967)	(259,978)	1,136,034	(1,121,644)
Withdrawals and surrenders	(1,001,387)	(3,965)	(4,923,517)	(1,797,563)
Mortality and expense risk charges	(38,267)	(45,383)	(110,812)	(175,092)
Net accumulation activity	(1,125,621)	(158,765)	(3,867,071)	(2,957,424)
Total increase (decrease) in net assets	(863,221)	17,021	(2,626,870)	(1,858,009)
Net assets at beginning of year	1,045,450	1,028,429	5,147,112	7,005,121
Net assets at end of year	$182,229	$ 1,045,450	$ 2,520,242	$ 5,147,112

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT G

(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED) FOR THE YEARS-ENDED DECEMBER 31, 2013 AND 2012

Operations:	302 Sub-Account		305 Sub-Account
	December 31, 2013	December 31, 2012	December 31, 2013	December 31, 2012

Net investment income (loss)	$3,245	$3,024	$61,036	$ 140,881
Net realized gains (losses)	2,652	7,325	72,963	(55,353)
Net change in unrealized appreciation/ (depreciation)	59,855	19,190	(8,189)	137,783
Increase (decrease) in net assets from operations	65,752	29,539	125,810	223,311
Contract Owner Transactions:
Purchase payments received	5,070	2,911	54,246	54,027
Transfers between Sub-Accounts (including the Fixed Account), net	13,335	338	(621,413)	246,871
Withdrawals and surrenders	-	(11,825)	(1,103,891)	-
Mortality and expense risk charges	(5,640)	(5,264)	(43,348)	(47,169)
Net accumulation activity	12,765	(13,840)	(1,714,406)	253,729
Total increase (decrease) in net assets	78,517	15,699	(1,588,596)	477,040
Net assets at beginning of year	192,888	177,189	2,128,382	1,651,342
Net assets at end of year	$271,405	$192,888	$539,786	$ 2,128,382

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT G

(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED) FOR THE YEARS-ENDED DECEMBER 31, 2013 AND 2012

Operations:	300 Sub-Account		BLG Sub-Account
	December 31, 2013	December 31, 2012	December 31, 2013	December 31, 2012

Net investment income (loss)	$ 259,086	$ 396,235	$3,424	$ 25,625
Net realized gains (losses)	1,663,746	(593,534)	224,689	3,007
Net change in unrealized appreciation/ (depreciation)	2,107,167	3,637,960	8,215	6,757
Increase (decrease) in net assets from operations	4,029,999	3,440,661	236,328	35,389
Contract Owner Transactions:
Purchase payments received	428,903	946,911	68,711	34,965
Transfers between Sub-Accounts (including the Fixed Account), net	(4,157,948)	7,860,518	(653,274)	1,522,387
Withdrawals and surrenders	(9,556,315)	(735,303)	(1,021,209)	(4,972)
Mortality and expense risk charges	(293,079)	(405,403)	(47,908)	(14,572)
Net accumulation activity	(13,578,439)	7,666,723	(1,653,680)	1,537,808
Total increase (decrease) in net assets	(9,548,440)	11,107,384	(1,417,352)	1,573,197
Net assets at beginning of year	28,115,209	17,007,825	1,691,066	117,869
Net assets at end of year	$ 18,566,769	$ 28,115,209	$273,714	$ 1,691,066

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT G

(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED) FOR THE YEARS-ENDED DECEMBER 31, 2013 AND 2012

	MSV Sub-Account		NNG Sub-Account
	December 31, 2013	December 31, 2012	December 31, 2013	December 31, 2012
Operations:
Net investment income (loss)	$105	$77	$1,080	$7,152
Net realized gains (losses)	434	(129,503)	371,022	4,174
Net change in unrealized appreciation/ (depreciation)	5,949	491,704	(46,727)	86,996
Increase (decrease) in net assets from operations	6,488	362,278	325,375	98,322
Contract Owner Transactions:
Purchase payments received	3,798	3,094	-	124,568
Transfers between Sub-Accounts (including the Fixed Account), net	-	(3,807,709)	(51,104)	1,188
Withdrawals and surrenders	-	(27,599)	(1,032,209)	-
Mortality and expense risk charges	(1,622)	(9,421)	(37,519)	(39,796)
Net accumulation activity	2,176	(3,841,635)	(1,120,832)	85,960
Total increase (decrease) in net assets	8,664	(3,479,357)	(795,457)	184,282
Net assets at beginning of year	13,496	3,492,853	982,418	798,136
Net assets at end of year	$22,160	$13,496	$186,961	$982,418

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT G

(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED) FOR THE YEARS-ENDED DECEMBER 31, 2013 AND 2012

	NMI Sub-Account		DRS Sub-Account
	December 31, 2013	December 31, 2012	December 31, 2013	December 31, 2012
Operations:
Net investment income (loss)	$114	$174	$ 84,374	$ 87,283
Net realized gains (losses)	11	(127)	454,155	503,362
Net change in unrealized appreciation/ (depreciation)	4,475	2,230	(457,069)	183,583
Increase (decrease) in net assets from operations	4,600	2,277	81,460	774,228
Contract Owner Transactions:
Purchase payments received	6,366	4,190	370,633	705,630
Transfers between Sub-Accounts (including the Fixed Account), net	-	-	(9,980)	2,434,911
Withdrawals and surrenders	-	-	(1,315,787)	(2,807,159)
Mortality and expense risk charges	(964)	(832)	(95,734)	(114,870)
Net accumulation activity	5,402	3,358	(1,050,868)	218,512
Total increase (decrease) in net assets	10,002	5,635	(969,408)	992,740
Net assets at beginning of year	18,102	12,467	4,929,807	3,937,067
Net assets at end of year	$28,104	$18,102	$ 3,960,399	$ 4,929,807

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT G

(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED) FOR THE YEARS-ENDED DECEMBER 31, 2013 AND 2012

Operations:
Net investment income (loss)
Net realized gains (losses)
Net change in unrealized appreciation/ (depreciation)
Increase (decrease) in net assets from operations
Contract Owner Transactions:
	DSV Sub-Account		DGO Sub-Account
	December 31, 2013	December 31, 2012	December 31, 2013	December 31, 2012
	$ 72,866 1,654,887 851,665	$ 39,043 872,087 (102,806)	$127 146,275 63,472	$1,145 41,750 9,028
	2,579,418	808,324	209,874	51,923

Purchase payments received	413,829	971,140	17,919	119,058
Transfers between Sub-Accounts (including the Fixed Account), net	1,500,154	984,502	266,716	(68,311)
Withdrawals and surrenders	(5,140,238)	(176,960)	(384,066)	(7,044)
Mortality and expense risk charges	(149,384)	(129,365)	(23,551)	(23,397)
Net accumulation activity	(3,375,639)	1,649,317	(122,982)	20,306
Total increase (decrease) in net assets	(796,221)	2,457,641	86,892	72,229
Net assets at beginning of year	7,558,049	5,100,408	504,191	431,962
Net assets at end of year	$ 6,761,828	$ 7,558,049	$591,083	$504,191

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT G

(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED) FOR THE YEARS-ENDED DECEMBER 31, 2013 AND 2012

Operations: Net investment income (loss)		DMC Sub-Account			DTG Sub-Account
		December 31, 2013	December 31, 2012		December 31, 2013		December 31, 2012
	$72,866 $72,866 $72,866 $	8,078	$2,679	$72,866 $	-	$72,866 $	-
Net realized gains (losses)		26,855	134,756		252		4,591
Net change in unrealized appreciation/ (depreciation)		138,574	(9,792)		29,652		3,684
Increase (decrease) in net assets from operations		173,507	127,643		29,904		8,275
Contract Owner Transactions:
Purchase payments received		33,992	34,043		38,864		4,107
Transfers between Sub-Accounts (including the Fixed Account), net		73,796	(163,082)		76,348		(34,476)
Withdrawals and surrenders		-	(258,828)		-		-
Mortality and expense risk charges		(13,413)	(12,445)		(3,766)		(2,679)
Net accumulation activity		94,375	(400,312)		111,446		(33,048)
Total increase (decrease) in net assets		267,882	(272,669)		141,350		(24,773)
Net assets at beginning of year		412,545	685,214		5		24,778
Net assets at end of year		$680,427	$412,545		$141,355		$5

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT G

(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED) FOR THE YEARS-ENDED DECEMBER 31, 2013 AND 2012

Operations:	DSI Sub-Account		DCA Sub-Account
	December 31, 2013	December 31, 2012	December 31, 2013	December 31, 2012

Net investment income (loss)	$936,511	$ 1,257,900	$50,404	$87,834
Net realized gains (losses)	7,383,374	10,558,395	174,974	5,126
Net change in unrealized appreciation/ (depreciation)	6,677,936	(2,657,841)	274,667	131,811
Increase (decrease) in net assets from operations	14,997,821	9,158,454	500,045	224,771
Contract Owner Transactions:
Purchase payments received	1,348,051	2,618,225	99,960	55,121
Transfers between Sub-Accounts (including the Fixed Account), net	(12,262,139)	4,315,624	(68,923)	196,789
Withdrawals and surrenders	(14,229,061)	(12,527,684)	(276,377)	(26,100)
Mortality and expense risk charges	(1,016,645)	(1,239,860)	(42,713)	(44,129)
Net accumulation activity	(26,159,794)	(6,833,695)	(288,053)	181,681
Total increase (decrease) in net assets	(11,161,973)	2,324,759	211,992	406,452
Net assets at beginning of year	53,808,548	51,483,789	2,550,095	2,143,643
Net assets at end of year	$ 42,646,575	$ 53,808,548	$ 2,762,087	$ 2,550,095

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT G

(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED) FOR THE YEARS-ENDED DECEMBER 31, 2013 AND 2012

Operations: Net investment income (loss)	DSC Sub-Account			DGI Sub-Account
	December 31, 2013	December 31, 2012		December 31, 2013	December 31, 2012
	$ -	$ -	$72,866 $	236	$303
Net realized gains (losses)	(3,932)	(10,559)		495	3
Net change in unrealized appreciation/ (depreciation)	545,596	203,145		7,298	3,002
Increase (decrease) in net assets from operations	541,664	192,586		8,029	3,308
Contract Owner Transactions:
Purchase payments received	5,499	4,783		2,301	1,915
Transfers between Sub-Accounts (including the Fixed Account), net	(1,469)	8,994		-	-
Withdrawals and surrenders	(10,230)	(2,094)		-	-
Mortality and expense risk charges	(22,023)	(18,103)		(2,232)	(2,154)
Net accumulation activity	(28,223)	(6,420)		69	(239)
Total increase (decrease) in net assets	513,441	186,166		8,098	3,069
Net assets at beginning of year	1,125,475	939,309		21,476	18,407
Net assets at end of year	$ 1,638,916	$ 1,125,475		$29,574	$21,476

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT G

(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED) FOR THE YEARS-ENDED DECEMBER 31, 2013 AND 2012

Operations:
Net investment income (loss)
Net realized gains (losses)
Net change in unrealized appreciation/ (depreciation)
Increase (decrease) in net assets from operations
Contract Owner Transactions:
	DQB Sub-Account		001 Sub-Account
	December 31, 2013	December 31, 2012	December 31, 2013	December 31, 2012
	$5,538 797 (9,363)	$6,350 466 7,055	$828 217 9,489	$849 (419) 3,446
	(3,028)	13,871	10,534	3,876

Purchase payments received	1,609	1,327	9,826	6,506
Transfers between Sub-Accounts (including the Fixed Account), net	(3,934)	-	-	-
Withdrawals and surrenders	(103)	-	-	(21,953)
Mortality and expense risk charges	(3,348)	(4,175)	(1,739)	(2,444)
Net accumulation activity	(5,776)	(2,848)	8,087	(17,891)
Total increase (decrease) in net assets	(8,804)	11,023	18,621	(14,015)
Net assets at beginning of year	201,960	190,937	28,614	42,629
Net assets at end of year	$193,156	$201,960	$47,235	$28,614

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT G

(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED) FOR THE YEARS-ENDED DECEMBER 31, 2013 AND 2012

Operations:	SSI Sub-Account		SSC Sub-Account
	December 31, 2013	December 31, 2012	December 31, 2013	December 31, 2012

Net investment income (loss)	$65,319	$ 64,926	$ 28,292	$ 12,389
Net realized gains (losses)	2,438,421	118,417	182,236	(34,491)
Net change in unrealized appreciation/ (depreciation)	(1,313,901)	926,417	434,706	297,576
Increase (decrease) in net assets from operations	1,189,839	1,109,760	645,234	275,474
Contract Owner Transactions:
Purchase payments received	61,460	354,147	2,511	10,291
Transfers between Sub-Accounts (including the Fixed Account), net	132,492	17,854	(341,077)	(142,834)
Withdrawals and surrenders	(8,415,945)	(151,447)	(53,383)	(37,355)
Mortality and expense risk charges	(50,104)	(165,497)	(36,447)	(38,662)
Net accumulation activity	(8,272,097)	55,057	(428,396)	(208,560)
Total increase (decrease) in net assets	(7,082,258)	1,164,817	216,838	66,914
Net assets at beginning of year	7,990,918	6,826,101	1,889,019	1,822,105
Net assets at end of year	$908,660	$ 7,990,918	$ 2,105,857	$ 1,889,019

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT G

(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED) FOR THE YEARS-ENDED DECEMBER 31, 2013 AND 2012

Operations:	SCV Sub-Account		FVI Sub-Account
	December 31, 2013	December 31, 2012	December 31, 2013	December 31, 2012

Net investment income (loss)	$4,793	$11,309	$11,848	$12,920
Net realized gains (losses)	61,804	(32,971)	63,744	28,048
Net change in unrealized appreciation/ (depreciation)	98,717	131,453	71,250	2,999
Increase (decrease) in net assets from operations	165,314	109,791	146,842	43,967
Contract Owner Transactions:
Purchase payments received	18,317	61,985	46,381	81,131
Transfers between Sub-Accounts (including the Fixed Account), net	(30,089)	(152,647)	(14,398)	628,993
Withdrawals and surrenders	(53,929)	(269,436)	(202,742)	-
Mortality and expense risk charges	(11,540)	(22,561)	(14,153)	(11,808)
Net accumulation activity	(77,241)	(382,659)	(184,912)	698,316
Total increase (decrease) in net assets	88,073	(272,868)	(38,070)	742,283
Net assets at beginning of year	634,309	907,177	777,270	34,987
Net assets at end of year	$722,382	$634,309	$739,200	$777,270

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT G

(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED) FOR THE YEARS-ENDED DECEMBER 31, 2013 AND 2012

Operations:	FCN Sub-Account		FL1 Sub-Account
	December 31, 2013	December 31, 2012	December 31, 2013	December 31, 2012

Net investment income (loss)	$91,059	$174,615	$16,812	$19,522
Net realized gains (losses)	2,311,772	2,666,212	93,597	(87,951)
Net change in unrealized appreciation/ (depreciation)	1,132,256	(314,793)	431,181	378,073
Increase (decrease) in net assets from operations	3,535,087	2,526,034	541,590	309,644
Contract Owner Transactions:
Purchase payments received	325,420	1,268,201	39,532	67,169
Transfers between Sub-Accounts (including the Fixed Account), net	(746,683)	(2,993,812)	(34,564)	(103,848)
Withdrawals and surrenders	(6,624,166)	(3,262,392)	(1,344)	(664,733)
Mortality and expense risk charges	(208,226)	(310,105)	(73,832)	(76,386)
Net accumulation activity	(7,253,655)	(5,298,108)	(70,208)	(777,798)
Total increase (decrease) in net assets	(3,718,568)	(2,772,074)	471,382	(468,154)

Net assets at beginning of year	13,096,914	15,868,988	1,757,433	2,225,587
Net assets at end of year	$ 9,378,346	$ 13,096,914	$ 2,228,815	$ 1,757,433

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT G

(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED) FOR THE YEARS-ENDED DECEMBER 31, 2013 AND 2012

Operations:	FE3 Sub-Account		FF1 Sub-Account
	December 31, December 31, 2013 2012		December 31, 2013	December 31, 2012

Net investment income (loss)	$174,045$	185,790	$25,827$	28,948
Net realized gains (losses)	695,803	382,732	150,391	36,499
Net change in unrealized appreciation/ (depreciation)	793,564	301,815	11,807	62,619
Increase (decrease) in net assets from operations	1,663,412	870,337	188,025	128,066
Contract Owner Transactions:
Purchase payments received	51,939	15,404	215,034	145,015
Transfers between Sub-Accounts (including the Fixed Account), net	(159,313)	816,875	63,630	386,138
Withdrawals and surrenders	(248,020)	-	(400,387)	(40,246)
Mortality and expense risk charges	(81,718)	(77,156)	(29,507)	(35,221)
Net accumulation activity	(437,112)	755,123	(151,230)	455,686
Total increase (decrease) in net assets	1,226,300	1,625,460	36,795	583,752

Net assets at beginning of year	6,113,279	4,487,819	1,476,482	892,730
Net assets at end of year	$ 7,339,579	$ 6,113,279	$ 1,513,277	$ 1,476,482

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT G

(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED) FOR THE YEARS-ENDED DECEMBER 31, 2013 AND 2012

Operations:	FF2 Sub-Account		FF3 Sub-Account
	December 31, 2013	December 31, 2012	December 31, 2013	December 31, 2012

Net investment income (loss)	$47,457	$31,886	$23,848	$21,481
Net realized gains (losses)	155,441	25,846	203,058	35,061
Net change in unrealized appreciation/ (depreciation)	184,679	76,228	84,539	39,652
Increase (decrease) in net assets from operations	387,577	133,960	311,445	96,194
Contract Owner Transactions:
Purchase payments received	377,910	353,047	194,164	164,693
Transfers between Sub-Accounts (including the Fixed Account), net	961,410	694,545	116,488	478,778
Withdrawals and surrenders	(481,220)	(180,531)	(141,690)	(123,074)
Mortality and expense risk charges	(62,417)	(34,453)	(39,702)	(21,720)
Net accumulation activity	795,683	832,608	129,260	498,677
Total increase (decrease) in net assets	1,183,260	966,568	440,705	594,871

Net assets at beginning of year	1,606,299	639,731	1,044,462	449,591
Net assets at end of year	$ 2,789,559	$ 1,606,299	$ 1,485,167	$ 1,044,462

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT G

(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED) FOR THE YEARS-ENDED DECEMBER 31, 2013 AND 2012

Operations:	FVG Sub-Account		FGP Sub-Account
	December 31, 2013	December 31, 2012	December 31, 2013	December 31, 2012

Net investment income (loss)	$4,204$	21,583	$162	$2,678
Net realized gains (losses)	136,338	113,476	68,814	15,038
Net change in unrealized appreciation/ (depreciation)	(54,468)	34,950	(10,422)	16,684
Increase (decrease) in net assets from operations	86,074	170,009	58,554	34,400
Contract Owner Transactions:
Purchase payments received	26,915	149,426	15,541	97,188
Transfers between Sub-Accounts (including the Fixed Account), net	(15,392)	(128,118)	(60,749)	231,541
Withdrawals and surrenders	(812,653)	(88,889)	(390,270)	(23,925)
Mortality and expense risk charges	(8,312)	(25,212)	(4,314)	(10,609)
Net accumulation activity	(809,442)	(92,793)	(439,792)	294,195
Total increase (decrease) in net assets	(723,368)	77,216	(381,238)	328,595
Net assets at beginning of year	986,054	908,838	445,026	116,431
Net assets at end of year	$262,686$	986,054	$63,788	$445,026

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT G

(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED) FOR THE YEARS-ENDED DECEMBER 31, 2013 AND 2012

Operations:	FL3 Sub-Account		FHI Sub-Account
	December 31, 2013	December 31, 2012	December 31, 2013	December 31, 2012

Net investment income (loss)	$664	$4,140	$79,151	$134,223
Net realized gains (losses)	7,784	(3,144)	17,869	21,687
Net change in unrealized appreciation/ (depreciation)	419,457	141,289	(15,897)	49,974
Increase (decrease) in net assets from operations	427,905	142,285	81,123	205,884
Contract Owner Transactions:
Purchase payments received	65,307	85,251	133,161	104,153
Transfers between Sub-Accounts (including the Fixed Account), net	25,095	45,265	(254,865)	849,080
Withdrawals and surrenders	(4,768)	(17,042)	(958,674)	(57,205)
Mortality and expense risk charges	(36,640)	(34,114)	(33,925)	(45,584)
Net accumulation activity	48,994	79,360	(1,114,303)	850,444
Total increase (decrease) in net assets	476,899	221,645	(1,033,180)	1,056,328

Net assets at beginning of year	1,154,469	932,824	2,389,188	1,332,860
Net assets at end of year	$ 1,631,368	$ 1,154,469	$ 1,356,008	$ 2,389,188

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT G

(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED) FOR THE YEARS-ENDED DECEMBER 31, 2013 AND 2012

	FIP Sub-Account		FIG Sub-Account
	December 31, 2013	December 31, 2012	December 31, 2013	December 31, 2012
Operations:
Net investment income (loss)	$221	$199	$ 433,289	$ 525,511
Net realized gains (losses)	289	1,680	18,530	1,750,248
Net change in unrealized appreciation/ (depreciation)	2,611	802	(660,710)	(1,192,262)
Increase (decrease) in net assets from operations	3,121	2,681	(208,891)	1,083,497
Contract Owner Transactions:
Purchase payments received	505	409	1,120,102	774,099
Transfers between Sub-Accounts (including the Fixed Account), net	(157)	(19,531)	1,336,577	(7,983,839)
Withdrawals and surrenders	-	-	(1,997,263)	(118,529)
Mortality and expense risk charges	(265)	(303)	(227,354)	(255,318)
Net accumulation activity	83	(19,425)	232,062	(7,583,587)
Total increase (decrease) in net assets	3,204	(16,744)	23,171	(6,500,090)
Net assets at beginning of year	9,627	26,371	18,386,495	24,886,585
Net assets at end of year	$12,831	$9,627	$ 18,409,666	$ 18,386,495

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT G

(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED) FOR THE YEARS-ENDED DECEMBER 31, 2013 AND 2012

Operations:	FMC Sub-Account		FL5 Sub-Account
	December 31, 2013	December 31, 2012	December 31, December 31, 2013 2012

Net investment income (loss)	$44,246$	49,622	$4,088$	35,398
Net realized gains (losses)	1,387,447	1,346,448	-	-
Net change in unrealized appreciation/ (depreciation)	1,152,631	(331,494)	-	-
Increase (decrease) in net assets from operations	2,584,324	1,064,576	4,088	35,398
Contract Owner Transactions:
Purchase payments received	750,703	889,272	4,334,320	16,476,024
Transfers between Sub-Accounts (including the Fixed Account), net	125,211	364,162	32,810,304	(41,861,007)
Withdrawals and surrenders	(1,852,856)	(1,363,778)	(18,458,088)	(32,663,517)
Mortality and expense risk charges	(182,499)	(180,386)	(907,673)	(1,608,415)
Net accumulation activity	(1,159,441)	(290,730)	17,778,863	(59,656,915)
Total increase (decrease) in net assets	1,424,883	773,846	17,782,951	(59,621,517)

Net assets at beginning of year	7,996,751	7,222,905	42,447,430	102,068,947
Net assets at end of year	$ 9,421,634	$ 7,996,751	$ 60,230,381	$ 42,447,430

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT G

(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED) FOR THE YEARS-ENDED DECEMBER 31, 2013 AND 2012

Operations:	FOF Sub-Account		FL2 Sub-Account
	December 31, 2013	December 31, 2012	December 31, 2013	December 31, 2012

Net investment income (loss)	$1,877	$7,666	$9,018	$16,122
Net realized gains (losses)	51,345	(6,201)	89,834	43,947
Net change in unrealized appreciation/ (depreciation)	(15,486)	65,658	131,471	121,288
Increase (decrease) in net assets from operations	37,736	67,123	230,323	181,357
Contract Owner Transactions:
Purchase payments received	24,941	79,461	21,086	149,593
Transfers between Sub-Accounts (including the Fixed Account), net	(9,721)	18,387	(46,065)	(60,770)
Withdrawals and surrenders	(304,650)	(13,922)	(237,430)	(22,532)
Mortality and expense risk charges	(6,841)	(11,155)	(39,425)	(35,888)
Net accumulation activity	(296,271)	72,771	(301,834)	30,403
Total increase (decrease) in net assets	(258,535)	139,894	(71,511)	211,760
Net assets at beginning of year	410,799	270,905	969,101	757,341
Net assets at end of year	$152,264	$410,799	$897,590	$969,101

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT G

(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED) FOR THE YEARS-ENDED DECEMBER 31, 2013 AND 2012

	SGI Sub-Account		FRE Sub-Account
	December 31, 2013	December 31, 2012	December 31, 2013	December 31, 2012
Operations:
Net investment income (loss)	$8,157	$945	$9,152$	-
Net realized gains (losses)	28,322	6,987	12,647	(7,371)
Net change in unrealized appreciation/ (depreciation)	(3,050)	5,619	(13,295)	55,069
Increase (decrease) in net assets from operations	33,429	13,551	8,504	47,698
Contract Owner Transactions:
Purchase payments received	37,700	14,571	10,935	7,016
Transfers between Sub-Accounts (including the Fixed Account), net	293,054	32,608	(35,973)	7,246
Withdrawals and surrenders	(1,123)	-	(12,900)	(11,099)
Mortality and expense risk charges	(7,143)	(2,693)	(4,040)	(4,787)
Net accumulation activity	322,488	44,486	(41,978)	(1,624)
Total increase (decrease) in net assets	355,917	58,037	(33,474)	46,074
Net assets at beginning of year	130,267	72,230	218,649	172,575
Net assets at end of year	$486,184	$130,267	$185,175$	218,649

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT G

(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED) FOR THE YEARS-ENDED DECEMBER 31, 2013 AND 2012

Operations: Net investment income (loss)	FSC Sub-Account			FSS Sub-Account
	December 31, 2013		December 31, 2012	December 31, 2013	December 31, 2012
	$ -	$24,345$-$	-	$18,854	$ 24,345
Net realized gains (losses)	116,910		117,158	407,002	(26,695)
Net change in unrealized appreciation/ (depreciation)	184,549		(30,026)	(155,682)	153,732
Increase (decrease) in net assets from operations	301,459		87,132	270,174	151,382
Contract Owner Transactions:
Purchase payments received	57,787		68,887	47,390	49,138
Transfers between Sub-Accounts (including the Fixed Account), net	(47,491)		(112,699)	(225,415)	(109,430)
Withdrawals and surrenders	-		(4,045)	(1,056,296)	-
Mortality and expense risk charges	(16,629)		(17,488)	(16,830)	(23,902)
Net accumulation activity	(6,333)		(65,345)	(1,251,151)	(84,194)
Total increase (decrease) in net assets	295,126		21,787	(980,977)	67,188
Net assets at beginning of year	815,084		793,297	1,218,783	1,151,595
Net assets at end of year	$ 1,110,210		$815,084	$237,806	$ 1,218,783

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT G

(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED) FOR THE YEARS-ENDED DECEMBER 31, 2013 AND 2012

Operations:	TFS Sub-Account		FTI Sub-Account
	December 31, 2013	December 31, 2012	December 31, 2013	December 31, 2012

Net investment income (loss)	$ 57,547	$ 52,117	$8,447	$10,347
Net realized gains (losses)	75,112	(229,371)	4,221	(5,028)
Net change in unrealized appreciation/ (depreciation)	377,105	688,960	62,994	44,273
Increase (decrease) in net assets from operations	509,764	511,706	75,662	49,592
Contract Owner Transactions:
Purchase payments received	431,778	315,755	22,828	89,283
Transfers between Sub-Accounts (including the Fixed Account), net	456,443	(3,357,424)	14,166	(20,678)
Withdrawals and surrenders	(106,518)	(19,815)	(6,997)	(18,728)
Mortality and expense risk charges	(56,681)	(50,826)	(19,099)	(18,885)
Net accumulation activity	725,022	(3,112,310)	10,898	30,992
Total increase (decrease) in net assets	1,234,786	(2,600,604)	86,560	80,584
Net assets at beginning of year	1,867,917	4,468,521	331,727	251,143
Net assets at end of year	$ 3,102,703	$ 1,867,917	$418,287	$331,727

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT G

(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED) FOR THE YEARS-ENDED DECEMBER 31, 2013 AND 2012

Operations:	TSF Sub-Account		FTG Sub-Account
	December 31, 2013	December 31, 2012	December 31, 2013	December 31, 2012

Net investment income (loss)	$ 224,741	$ 143,973	$1,303	$796
Net realized gains (losses)	527,064	129,991	(152)	(395)
Net change in unrealized appreciation/ (depreciation)	1,336,785	961,205	11,969	7,196
Increase (decrease) in net assets from operations	2,088,590	1,235,169	13,120	7,597
Contract Owner Transactions:
Purchase payments received	2,095	76,039	662	713
Transfers between Sub-Accounts (including the Fixed Account), net	62,751	128,466	1	-
Withdrawals and surrenders	(1,260,714)	(262,062)	(35)	-
Mortality and expense risk charges	(93,656)	(88,166)	(1,611)	(1,654)
Net accumulation activity	(1,289,524)	(145,723)	(983)	(941)
Total increase (decrease) in net assets	799,066	1,089,446	12,137	6,656
Net assets at beginning of year	6,879,970	5,790,524	43,054	36,398
Net assets at end of year	$ 7,679,036	$ 6,879,970	$55,191	$43,054

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT G

(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED) FOR THE YEARS-ENDED DECEMBER 31, 2013 AND 2012

Operations:
Net investment income (loss)
Net realized gains (losses)
Net change in unrealized appreciation/ (depreciation)
Increase (decrease) in net assets from operations
Contract Owner Transactions:
	GS7 Sub-Account		GS3 Sub-Account
	December 31, 2013	December 31, 2012	December 31, 2013	December 31, 2012
	$719 7,259 27,671	$294 460 4,078	$942 4,909 20,602	$1,288 322 7,098
	35,649	4,832	26,453	8,708

Purchase payments received	-	-	10,020	10,828
Transfers between Sub-Accounts (including the Fixed Account), net	118,744	13,053	-	-
Withdrawals and surrenders	-	-	(7,194)	-
Mortality and expense risk charges	(1,344)	(383)	(9,988)	(8,775)
Net accumulation activity	117,400	12,670	(7,162)	2,053
Total increase (decrease) in net assets	153,049	17,502	19,291	10,761
Net assets at beginning of year	43,273	25,771	71,625	60,864
Net assets at end of year	$196,322	$43,273	$90,916	$71,625

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT G

(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED) FOR THE YEARS-ENDED DECEMBER 31, 2013 AND 2012

	FFG Sub-Account		VCP Sub-Account
	December 31, 2013	December 31, 2012	December 31, 2013	December 31, 2012
Operations:
Net investment income (loss)	$ 11,028	$ -	$129	$144
Net realized gains (losses)	2,789	(851)	152	98
Net change in unrealized appreciation/ (depreciation)	841,003	(54,802)	1,884	346
Increase (decrease) in net assets from operations	854,820	(55,653)	2,165	588
Contract Owner Transactions:
Purchase payments received	2,229	1,100	2,635	3,997
Transfers between Sub-Accounts (including the Fixed Account), net	-	2,213,822	(426)	866
Withdrawals and surrenders	-	(2,902)	-	-
Mortality and expense risk charges	(23,218)	(16,416)	(257)	(199)
Net accumulation activity	(20,989)	2,195,604	1,952	4,664
Total increase (decrease) in net assets	833,831	2,139,951	4,117	5,252
Net assets at beginning of year	2,139,951	-	5,252	-
Net assets at end of year	$ 2,973,782	$ 2,139,951	$9,369	$5,252

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT G

(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED) FOR THE YEARS-ENDED DECEMBER 31, 2013 AND 2012

Operations:
Net investment income (loss)
Net realized gains (losses)
Net change in unrealized appreciation/ (depreciation)
Increase (decrease) in net assets from operations
Contract Owner Transactions:
	AI3 Sub-Account		VGI Sub-Account
	December 31, 2013	December 31, 2012	December 31, 2013	December 31, 2012
	$1,263 1,689 19,153	$703 1,354 6,682	$ 30,806 145,991 426,053	$ 25,843 30,731 151,111
	22,105	8,739	602,850	207,685

Purchase payments received	7,361	8,014	245,553	306,694
Transfers between Sub-Accounts (including the Fixed Account), net	-	-	81,836	(107,040)
Withdrawals and surrenders	-	-	(208,077)	(5,193)
Mortality and expense risk charges	(4,442)	(4,321)	(43,230)	(36,290)
Net accumulation activity	2,919	3,693	76,082	158,171
Total increase (decrease) in net assets	25,024	12,432	678,932	365,856
Net assets at beginning of year	74,433	62,001	1,705,962	1,340,106
Net assets at end of year	$99,457	$74,433	$ 2,384,894	$ 1,705,962

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT G

(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED) FOR THE YEARS-ENDED DECEMBER 31, 2013 AND 2012

Operations:
Net investment income (loss)
Net realized gains (losses)
Net change in unrealized appreciation/ (depreciation)
Increase (decrease) in net assets from operations
Contract Owner Transactions:
	AI4 Sub-Account		A22 Sub-Account
	December 31, 2013	December 31, 2012	December 31, 2013	December 31, 2012
	$ 14,597 136,247 64,452	$ 19,174 29,027 156,397	$5,728 87,443 82,993	$327 32,233 24,226
	215,296	204,598	176,164	56,786

Purchase payments received	19,496	3,732	129,469	92,159
Transfers between Sub-Accounts (including the Fixed Account), net	(234,699)	(240,609)	126,680	(95,468)
Withdrawals and surrenders	(50,984)	(41,384)	(49,045)	(36,060)
Mortality and expense risk charges	(17,410)	(23,012)	(21,588)	(18,725)
Net accumulation activity	(283,597)	(301,273)	185,516	(58,094)
Total increase (decrease) in net assets	(68,301)	(96,675)	361,680	(1,308)
Net assets at beginning of year	1,348,702	1,445,377	523,725	525,033
Net assets at end of year	$ 1,280,401	$ 1,348,702	$885,405	$523,725

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT G

(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED) FOR THE YEARS-ENDED DECEMBER 31, 2013 AND 2012

Operations: Net investment income (loss)	FFI Sub-Account		ASC Sub-Account
	December 31, 2013	December 31, 2012	December 31, 2013	December 31, 2012
	$184	$-	$2	$-
Net realized gains (losses)	169	(36)	1,493	450
Net change in unrealized appreciation/ (depreciation)	13,205	(496)	7,650	1,925
Increase (decrease) in net assets from operations	13,558	(532)	9,145	2,375
Contract Owner Transactions:
Purchase payments received	3,267	2,994	-	-
Transfers between Sub-Accounts (including the Fixed Account), net	-	34,462	4,739	6,110
Withdrawals and surrenders	-	-	-	-
Mortality and expense risk charges	(1,400)	(927)	(694)	(442)
Net accumulation activity	1,867	36,529	4,045	5,668
Total increase (decrease) in net assets	15,425	35,997	13,190	8,043
Net assets at beginning of year	35,997	-	24,770	16,727
Net assets at end of year	$51,422	$35,997	$37,960	$24,770

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT G

(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED) FOR THE YEARS-ENDED DECEMBER 31, 2013 AND 2012

	AI6 Sub-Account		MVP Sub-Account
	December 31, 2013	December 31, 2012	December 31, 2013	December 31, 2012
Operations:
Net investment income (loss)	$607	$458	$ 63,883	$ 52,742
Net realized gains (losses)	608	(1,355)	905,725	459,268
Net change in unrealized appreciation/ (depreciation)	10,182	8,357	291,842	37,749
Increase (decrease) in net assets from operations	11,397	7,460	1,261,450	549,759
Contract Owner Transactions:
Purchase payments received	4,283	3,148	345,792	551,531
Transfers between Sub-Accounts (including the Fixed Account), net	-	(1)	(436,371)	427,585
Withdrawals and surrenders	-	(22,578)	(3,498,411)	(495,400)
Mortality and expense risk charges	(1,330)	(2,153)	(127,670)	(137,289)
Net accumulation activity	2,953	(21,584)	(3,716,660)	346,427
Total increase (decrease) in net assets	14,350	(14,124)	(2,455,210)	896,186
Net assets at beginning of year	31,528	45,652	5,833,629	4,937,443
Net assets at end of year	$45,878	$31,528	$ 3,378,419	$ 5,833,629

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT G

(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED) FOR THE YEARS-ENDED DECEMBER 31, 2013 AND 2012

Operations:	JM7 Sub-Account		JP6 Sub-Account
	December 31, 2013	December 31, 2012	December 31, 2013	December 31, 2012

Net investment income (loss)	$ 181,624	$ 184,162	$4,317	$1,406
Net realized gains (losses)	6,710	20,270	35,806	100,057
Net change in unrealized appreciation/ (depreciation)	(247,643)	6,164	227,570	30,319
Increase (decrease) in net assets from operations	(59,309)	210,596	267,693	131,782
Contract Owner Transactions:
Purchase payments received	4,666	3,971	769	757
Transfers between Sub-Accounts (including the Fixed Account), net	(9,883)	55,999	(57,895)	(155,799)
Withdrawals and surrenders	(160)	(80,822)	-	(20,875)
Mortality and expense risk charges	(70,935)	(71,035)	(17,196)	(14,148)
Net accumulation activity	(76,312)	(91,887)	(74,322)	(190,065)
Total increase (decrease) in net assets	(135,621)	118,709	193,371	(58,283)
Net assets at beginning of year	4,063,056	3,944,347	660,701	718,984
Net assets at end of year	$ 3,927,435	$ 4,063,056	$854,072	$660,701

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT G

(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED) FOR THE YEARS-ENDED DECEMBER 31, 2013 AND 2012

Operations:
Net investment income (loss)
Net realized gains (losses)
Net change in unrealized appreciation/ (depreciation)
Increase (decrease) in net assets from operations
Contract Owner Transactions:
	JP4 Sub-Account		LRI Sub-Account
	December 31, 2013	December 31, 2012	December 31, 2013	December 31, 2012
	$1,278 6,533 24,027	$1,267 20,143 (3,836)	$ 44,777 170,961 (222,698)	$ 41,007 32,991 337,640
	31,838	17,574	(6,960)	411,638

Purchase payments received	-	-	216,842	508,367
Transfers between Sub-Accounts (including the Fixed Account), net	(5,428)	(49,224)	324,836	1,103
Withdrawals and surrenders	-	-	(1,610,652)	(5,030)
Mortality and expense risk charges	(802)	(883)	(83,606)	(90,400)
Net accumulation activity	(6,230)	(50,107)	(1,152,580)	414,040
Total increase (decrease) in net assets	25,608	(32,533)	(1,159,540)	825,678
Net assets at beginning of year	91,050	123,583	2,498,057	1,672,379
Net assets at end of year	$116,658	$91,050	$ 1,338,517	$ 2,498,057

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT G

(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED) FOR THE YEARS-ENDED DECEMBER 31, 2013 AND 2012

Operations:
Net investment income (loss)
Net realized gains (losses)
Net change in unrealized appreciation/ (depreciation)
Increase (decrease) in net assets from operations
Contract Owner Transactions:
	LA3 Sub-Account		GGC Sub-Account
	December 31, 2013	December 31, 2012	December 31, 2013	December 31, 2012
	$1,347 6,695 10,424	$1,137 (1,350) 13,428	$ 122,440 4,633 401,667	$ - - -
	18,466	13,215	528,740	-

Purchase payments received	1,496	1,873	49,993	-
Transfers between Sub-Accounts (including the Fixed Account), net	5,944	(22,328)	6,802,747	-
Withdrawals and surrenders	(4,537)	(3,448)	(66,959)	-
Mortality and expense risk charges	(2,142)	(2,457)	(41,108)	-
Net accumulation activity	761	(26,360)	6,744,673	-
Total increase (decrease) in net assets	19,227	(13,145)	7,273,413	-
Net assets at beginning of year	59,410	72,555	-	-
Net assets at end of year	$78,637	$59,410	$ 7,273,413	$ -

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT G

(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED) FOR THE YEARS-ENDED DECEMBER 31, 2013 AND 2012

Operations: Net investment income (loss)	GGE Sub-Account		FFL Sub-Account
	December 31, 2013	December 31, 2012	December 31, 2013	December 31, 2012
	$ 76,745	$ -	$1,014	$-
Net realized gains (losses)	996	-	6,289	102
Net change in unrealized appreciation/ (depreciation)	274,388	-	129,330	9,175
Increase (decrease) in net assets from operations	352,129	-	136,633	9,277
Contract Owner Transactions:
Purchase payments received	3,625	-	869	275
Transfers between Sub-Accounts (including the Fixed Account), net	4,643,112	-	6,979	371,071
Withdrawals and surrenders	(16,230)	-	(5,123)	(4,157)
Mortality and expense risk charges	(55,234)	-	(11,155)	(3,669)
Net accumulation activity	4,575,273	-	(8,430)	363,520
Total increase (decrease) in net assets	4,927,402	-	128,203	372,797
Net assets at beginning of year	-	-	372,797	-
Net assets at end of year	$ 4,927,402	$ -	$501,000	$372,797

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT G

(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED) FOR THE YEARS-ENDED DECEMBER 31, 2013 AND 2012

Operations: Net investment income (loss)	TEG Sub-Account		FFJ Sub-Account
	December 31, 2013	December 31, 2012	December 31, 2013	December 31, 2012
	$768	$-	$ -	$ -
Net realized gains (losses)	8,683	88	39,036	120
Net change in unrealized appreciation/ (depreciation)	179,352	11,776	893,357	46,980
Increase (decrease) in net assets from operations	188,803	11,864	932,393	47,100
Contract Owner Transactions:
Purchase payments received	46,587	-	89,622	129
Transfers between Sub-Accounts (including the Fixed Account), net	(3,085)	492,473	336,739	2,341,798
Withdrawals and surrenders	-	-	(79,933)	(5,579)
Mortality and expense risk charges	(21,537)	(7,804)	(60,348)	(4,210)
Net accumulation activity	21,965	484,669	286,080	2,332,138
Total increase (decrease) in net assets	210,768	496,533	1,218,473	2,379,238
Net assets at beginning of year	496,533	-	2,379,238	-
Net assets at end of year	$707,301	$496,533	$ 3,597,711	$ 2,379,238

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT G

(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED) FOR THE YEARS-ENDED DECEMBER 31, 2013 AND 2012

Operations: Net investment income (loss)	FFK Sub-Account		FFQ Sub-Account
	December 31, 2013	December 31, 2012	December 31, 2013	December 31, 2012
	$ -	$-	$ 52,597	$ -
Net realized gains (losses)	3,911	67	10,234	(1)
Net change in unrealized appreciation/ (depreciation)	105,767	10,824	(111,054)	-
Increase (decrease) in net assets from operations	109,678	10,891	(48,223)	(1)
Contract Owner Transactions:
Purchase payments received	-	-	291,422	-
Transfers between Sub-Accounts (including the Fixed Account), net	-	294,238	(245,293)	4,658,692
Withdrawals and surrenders	-	-	(9,467)	-
Mortality and expense risk charges	(13,392)	(4,887)	(218,406)	(17,206)
Net accumulation activity	(13,392)	289,351	(181,744)	4,641,486
Total increase (decrease) in net assets	96,286	300,242	(229,967)	4,641,485
Net assets at beginning of year	300,242	-	4,641,485	-
Net assets at end of year	$ 396,528	$300,242	$ 4,411,518	$ 4,641,485

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT G

(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED) FOR THE YEARS-ENDED DECEMBER 31, 2013 AND 2012

Operations: Net investment income (loss)	FFM Sub-Account		FFO Sub-Account
	December 31, 2013	December 31, 2012	December 31, 2013	December 31, 2012
	$2,037	$-	$ 32,897	$ -
Net realized gains (losses)	15,238	25	290,180	19
Net change in unrealized appreciation/ (depreciation)	160,689	7,243	445,083	13,491
Increase (decrease) in net assets from operations	177,964	7,268	768,160	13,510
Contract Owner Transactions:
Purchase payments received	10,293	-	42,909	472
Transfers between Sub-Accounts (including the Fixed Account), net	(39,040)	602,733	217,643	2,266,703
Withdrawals and surrenders	(8,006)	-	(1,398,677)	-
Mortality and expense risk charges	(17,198)	(1,317)	(44,516)	(3,424)
Net accumulation activity	(53,951)	601,416	(1,182,641)	2,263,751
Total increase (decrease) in net assets	124,013	608,684	(414,481)	2,277,261
Net assets at beginning of year	608,684	-	2,277,261	-
Net assets at end of year	$732,697	$608,684	$ 1,862,780	$ 2,277,261

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT G

(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED) FOR THE YEARS-ENDED DECEMBER 31, 2013 AND 2012

Operations:
Net investment income (loss)
Net realized gains (losses)
Net change in unrealized appreciation/ (depreciation)
Increase (decrease) in net assets from operations
Contract Owner Transactions:
	MIT Sub-Account		MFL Sub-Account
	December 31, 2013	December 31, 2012	December 31, 2013	December 31, 2012
	$355 250 4,773	$311 351 1,928	$8,922 2,628 141,727	$5,891 1,484 54,521
	5,378	2,590	153,277	61,896

Purchase payments received	409	316	1,571	1,571
Transfers between Sub-Accounts (including the Fixed Account), net	-	-	-	84,508
Withdrawals and surrenders	-	(3,734)	-	(114,011)
Mortality and expense risk charges	(1,184)	(1,268)	(16,095)	(13,784)
Net accumulation activity	(775)	(4,686)	(14,524)	(41,716)
Total increase (decrease) in net assets	4,603	(2,096)	138,753	20,180
Net assets at beginning of year	15,054	17,150	431,261	411,081
Net assets at end of year	$19,657	$15,054	$570,014	$431,261

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT G

(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED) FOR THE YEARS-ENDED DECEMBER 31, 2013 AND 2012

	BDS Sub-Account		MF7 Sub-Account
	December 31, 2013	December 31, 2012	December 31, 2013	December 31, 2012
Operations:
Net investment income (loss)	$ 228,980	$4,943	$7,476$	8,542
Net realized gains (losses)	91,902	2,541	8,391	2,817
Net change in unrealized appreciation/ (depreciation)	(176,319)	1,635	(16,535)	6,217
Increase (decrease) in net assets from operations	144,563	9,119	(668)	17,576
Contract Owner Transactions:
Purchase payments received	105,855	90,464	12,708	13,707
Transfers between Sub-Accounts (including the Fixed Account), net	5,156,655	23,228	989	6,680
Withdrawals and surrenders	(1,581)	(29,566)	(8,194)	-
Mortality and expense risk charges	(45,520)	(15,310)	(14,913)	(15,838)
Net accumulation activity	5,215,409	68,816	(9,410)	4,549
Total increase (decrease) in net assets	5,359,972	77,935	(10,078)	22,125
Net assets at beginning of year	117,686	39,751	182,642	160,517
Net assets at end of year	$ 5,477,658	$117,686	$172,564$	182,642

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT G

(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED) FOR THE YEARS-ENDED DECEMBER 31, 2013 AND 2012

	RG1 Sub-Account		EME Sub-Account
	December 31, 2013	December 31, 2012	December 31, 2013	December 31, 2012
Operations:
Net investment income (loss)	$2,702	$1,601	$ 56,234	$ 34,696
Net realized gains (losses)	1,917	(920)	29,889	231,650
Net change in unrealized appreciation/ (depreciation)	96,474	40,014	(280,419)	244,888
Increase (decrease) in net assets from operations	101,093	40,695	(194,296)	511,234
Contract Owner Transactions:
Purchase payments received	-	-	100,569	83,700
Transfers between Sub-Accounts (including the Fixed Account), net	-	30,467	317,517	257,569
Withdrawals and surrenders	-	-	(128,230)	(58,262)
Mortality and expense risk charges	(13,385)	(11,562)	(53,091)	(48,459)
Net accumulation activity	(13,385)	18,905	236,765	234,548
Total increase (decrease) in net assets	87,708	59,600	42,469	745,782
Net assets at beginning of year	300,179	240,579	3,326,020	2,580,238
Net assets at end of year	$387,887	$300,179	$ 3,368,489	$ 3,326,020

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT G

(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED) FOR THE YEARS-ENDED DECEMBER 31, 2013 AND 2012

Operations:	GGR Sub-Account		RES Sub-Account
	December 31, 2013	December 31, 2012	December 31, 2013	December 31, 2012

Net investment income (loss)	$167	$182	$62	$106
Net realized gains (losses)	425	246	1,460	80
Net change in unrealized appreciation/ (depreciation)	4,186	3,881	(775)	695
Increase (decrease) in net assets from operations	4,778	4,309	747	881
Contract Owner Transactions:
Purchase payments received	1,556	1,294	213	255
Transfers between Sub-Accounts (including the Fixed Account), net	-	13	-	-
Withdrawals and surrenders	-	(3,770)	(4,270)	(3,444)
Mortality and expense risk charges	(2,423)	(2,493)	(191)	(322)
Net accumulation activity	(867)	(4,956)	(4,248)	(3,511)
Total increase (decrease) in net assets	3,911	(647)	(3,501)	(2,630)
Net assets at beginning of year	22,715	23,362	3,501	6,131
Net assets at end of year	$26,626	$22,715	$-	$3,501

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT G

(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED) FOR THE YEARS-ENDED DECEMBER 31, 2013 AND 2012

Operations:	RE1 Sub-Account		GSS Sub-Account
	December 31, 2013	December 31, 2012	December 31, 2013	December 31, 2012

Net investment income (loss)	$11,060	$9,763	$ 301,360	$ 410,242
Net realized gains (losses)	18,466	5,592	49,101	263,771
Net change in unrealized appreciation/ (depreciation)	152,052	92,936	(705,118)	(334,615)
Increase (decrease) in net assets from operations	181,578	108,291	(354,657)	339,398
Contract Owner Transactions:
Purchase payments received	29,879	-	731,466	546,002
Transfers between Sub-Accounts (including the Fixed Account), net	(30,401)	83,654	181,643	(725,553)
Withdrawals and surrenders	-	-	(465,106)	(152,596)
Mortality and expense risk charges	(32,967)	(29,526)	(291,420)	(306,986)
Net accumulation activity	(33,489)	54,128	156,583	(639,133)
Total increase (decrease) in net assets	148,089	162,419	(198,074)	(299,735)
Net assets at beginning of year	778,643	616,224	13,229,700	13,529,435
Net assets at end of year	$926,732	$778,643	$ 13,031,626	$ 13,229,700

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT G

(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED) FOR THE YEARS-ENDED DECEMBER 31, 2013 AND 2012

	MFK Sub-Account		HYS Sub-Account
	December 31, 2013	December 31, 2012	December 31, 2013	December 31, 2012
Operations:
Net investment income (loss)	$11,857	$17,800	$ 118,162	$ -
Net realized gains (losses)	1,906	7,131	72,966	1,196
Net change in unrealized appreciation/ (depreciation)	(31,875)	(11,220)	104,003	36,673
Increase (decrease) in net assets from operations	(18,112)	13,711	295,131	37,869
Contract Owner Transactions:
Purchase payments received	79,924	41,494	137,926	909
Transfers between Sub-Accounts (including the Fixed Account), net	(106,434)	68,701	(462,868)	7,820,686
Withdrawals and surrenders	-	-	(532,331)	(2,287,000)
Mortality and expense risk charges	(10,113)	(11,625)	(65,742)	(5,785)
Net accumulation activity	(36,623)	98,570	(923,015)	5,528,810
Total increase (decrease) in net assets	(54,735)	112,281	(627,884)	5,566,679
Net assets at beginning of year	626,260	513,979	5,566,679	-
Net assets at end of year	$571,525	$626,260	$ 4,938,795	$ 5,566,679

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT G

(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED) FOR THE YEARS-ENDED DECEMBER 31, 2013 AND 2012

Operations:	MFC Sub-Account		IGS Sub-Account
	December 31, 2013	December 31, 2012	December 31, 2013	December 31, 2012

Net investment income (loss)	$2,652	$7,161	$ 181,371	$ 126,450
Net realized gains (losses)	(208)	(406)	774,293	761,710
Net change in unrealized appreciation/ (depreciation)	4,545	7,333	770,722	1,384,730
Increase (decrease) in net assets from operations	6,989	14,088	1,726,386	2,272,890
Contract Owner Transactions:
Purchase payments received	1,927	2,334	247,698	649,625
Transfers between Sub-Accounts (including the Fixed Account), net	-	8,977	1,896,236	2,882,483
Withdrawals and surrenders	-	-	(4,906,221)	(5,612,084)
Mortality and expense risk charges	(4,297)	(4,362)	(226,563)	(255,370)
Net accumulation activity	(2,370)	6,949	(2,988,850)	(2,335,346)
Total increase (decrease) in net assets	4,619	21,037	(1,262,464)	(62,456)
Net assets at beginning of year	115,787	94,750	12,566,749	12,629,205
Net assets at end of year	$120,406	$115,787	$ 11,304,285	$ 12,566,749

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT G

(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED) FOR THE YEARS-ENDED DECEMBER 31, 2013 AND 2012

Operations:	IG1 Sub-Account		MII Sub-Account
	December 31, 2013	December 31, 2012	December 31, 2013	December 31, 2012

Net investment income (loss)	$29,321	$17,795	$173,334	$196,500
Net realized gains (losses)	(14,357)	(23,303)	2,089,385	672,061
Net change in unrealized appreciation/ (depreciation)	325,218	415,845	752,135	955,832
Increase (decrease) in net assets from operations	340,182	410,337	3,014,854	1,824,393
Contract Owner Transactions:
Purchase payments received	1,633	2,041	83,058	436,003
Transfers between Sub-Accounts (including the Fixed Account), net	-	197,450	1,558,397	7,717,063
Withdrawals and surrenders	-	-	(6,571,210)	(6,159,740)
Mortality and expense risk charges	(86,979)	(81,734)	(206,217)	(263,878)
Net accumulation activity	(85,346)	117,757	(5,135,972)	1,729,448
Total increase (decrease) in net assets	254,836	528,094	(2,121,118)	3,553,841

Net assets at beginning of year	2,528,019	1,999,925	12,342,191	8,788,350
Net assets at end of year	$ 2,782,855	$ 2,528,019	$ 10,221,073	$ 12,342,19112,342,191

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT G

(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED) FOR THE YEARS-ENDED DECEMBER 31, 2013 AND 2012

Operations:
Net investment income (loss)
Net realized gains (losses)
Net change in unrealized appreciation/ (depreciation)
Increase (decrease) in net assets from operations
Contract Owner Transactions:
	MIS Sub-Account		M1B Sub-Account
	December 31, 2013	December 31, 2012	December 31, 2013	December 31, 2012
	$1,234 3,655 40,104	$594 616 20,984	$1,898 4,959 102,139	$445 2,361 49,490
	44,993	22,194	108,996	52,296

Purchase payments received	1,673	1,496	-	-
Transfers between Sub-Accounts (including the Fixed Account), net	-	-	-	29,735
Withdrawals and surrenders	(8,410)	-	-	-
Mortality and expense risk charges	(2,360)	(2,522)	(16,016)	(14,362)
Net accumulation activity	(9,097)	(1,026)	(16,016)	15,373
Total increase (decrease) in net assets	35,896	21,168	92,980	67,669
Net assets at beginning of year	150,265	129,097	368,525	300,856
Net assets at end of year	$186,161	$150,265	$461,505	$368,525

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT G

(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED) FOR THE YEARS-ENDED DECEMBER 31, 2013 AND 2012

Operations: Net investment income (loss)	MMS Sub-Account		M1A Sub-Account
	December 31, 2013	December 31, 2012	December 31, 2013	December 31, 2012
	$ 16	$ 8	$ -	$-
Net realized gains (losses)	-	-	27,811	93,067
Net change in unrealized appreciation/ (depreciation)	-	-	353,934	70,676
Increase (decrease) in net assets from operations	16	8	381,745	163,743
Contract Owner Transactions:
Purchase payments received	427,311	1,072	242	1,297
Transfers between Sub-Accounts (including the Fixed Account), net	11,996,461	24,475,974	(3,939)	33,652
Withdrawals and surrenders	(691,559)	(391,266)	(4,777)	(2,187)
Mortality and expense risk charges	(2,463,444)	(2,113,567)	(26,976)	(23,617)
Net accumulation activity	9,268,769	21,972,213	(35,450)	9,145
Total increase (decrease) in net assets	9,268,785	21,972,221	346,295	172,888
Net assets at beginning of year	80,267,160	58,294,939	945,427	772,539
Net assets at end of year	$ 89,535,945	$ 80,267,160	$ 1,291,722	$945,427

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT G

(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED) FOR THE YEARS-ENDED DECEMBER 31, 2013 AND 2012

Operations: Net investment income (loss)	RIS Sub-Account			SI1 Sub-Account
	December 31, 2013	December 31, 2012		December 31, 2013	December 31, 2012
	$ 45,582	$ 163,786	$163,786$	8,601	$163,786$	14,641
Net realized gains (losses)	736,313	328,014		(334)		(306)
Net change in unrealized appreciation/ (depreciation)	223,002	573,317		(5,177)		11,871
Increase (decrease) in net assets from operations	1,004,897	1,065,117		3,090		26,206
Contract Owner Transactions:
Purchase payments received	74,876	529,135		-		-
Transfers between Sub-Accounts (including the Fixed Account), net	(46,388)	(2,038,948)		-		32,886
Withdrawals and surrenders	(3,488,608)	(806,929)		-		-
Mortality and expense risk charges	(93,775)	(146,646)		(11,195)		(11,481)
Net accumulation activity	(3,553,895)	(2,463,388)		(11,195)		21,405
Total increase (decrease) in net assets	(2,548,998)	(1,398,271)		(8,105)		47,611
Net assets at beginning of year	5,625,361	7,023,632		296,332		248,721
Net assets at end of year	$ 3,076,363	$ 5,625,361		$288,227		$296,332

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT G

(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED) FOR THE YEARS-ENDED DECEMBER 31, 2013 AND 2012

Operations:	TRS Sub-Account		MFJ Sub-Account
	December 31, 2013	December 31, 2012	December 31, 2013	December 31, 2012

Net investment income (loss)	$273,804	$ 180,059	$167,641	$ 98,408
Net realized gains (losses)	540,293	312,387	700,980	(29,371)
Net change in unrealized appreciation/ (depreciation)	(191,712)	194,141	(435,669)	365,887
Increase (decrease) in net assets from operations	622,385	686,587	432,952	434,924
Contract Owner Transactions:
Purchase payments received	39,682	152,579	50,585	18,551
Transfers between Sub-Accounts (including the Fixed Account), net	(6,482,519)	(466,241)	(4,640,818)	494,534
Withdrawals and surrenders	(2,456)	(80,770)	(44,836)	(425,154)
Mortality and expense risk charges	(62,285)	(119,873)	(73,786)	(128,056)
Net accumulation activity	(6,507,578)	(514,305)	(4,708,855)	(40,125)
Total increase (decrease) in net assets	(5,885,193)	172,282	(4,275,903)	394,799
Net assets at beginning of year	5,885,193	5,712,911	4,275,903	3,881,104
Net assets at end of year	$-	$ 5,885,193	$-	$ 4,275,903

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT G

(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED) FOR THE YEARS-ENDED DECEMBER 31, 2013 AND 2012

	UTS Sub-Account		MFE Sub-Account
	December 31, 2013	December 31, 2012	December 31, 2013	December 31, 2012
Operations:
Net investment income (loss)	$99,140	$ 113,068	$2,283	$3,437
Net realized gains (losses)	829,756	39,231	7,432	(349)
Net change in unrealized appreciation/ (depreciation)	(325,311)	175,933	6,935	6,678
Increase (decrease) in net assets from operations	603,585	328,232	16,650	9,766
Contract Owner Transactions:
Purchase payments received	169,912	389,935	-	1,113
Transfers between Sub-Accounts (including the Fixed Account), net	108,224	64,222	7,692	(1,055)
Withdrawals and surrenders	(2,757,463)	(464)	-	-
Mortality and expense risk charges	(50,185)	(54,328)	(2,020)	(1,977)
Net accumulation activity	(2,529,512)	399,365	5,672	(1,919)
Total increase (decrease) in net assets	(1,925,927)	727,597	22,322	7,847
Net assets at beginning of year	2,877,263	2,149,666	81,312	73,465
Net assets at end of year	$951,336	$ 2,877,263	$103,634	$81,312

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT G

(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED) FOR THE YEARS-ENDED DECEMBER 31, 2013 AND 2012

Operations:	MVS Sub-Account		MV1 Sub-Account
	December 31, 2013	December 31, 2012	December 31, 2013	December 31, 2012

Net investment income (loss)	$ 281,261	$ 203,566	$ 28,011	$13,838
Net realized gains (losses)	2,025,570	1,117,433	57,470	31,815
Net change in unrealized appreciation/ (depreciation)	833,033	369,311	228,306	74,301
Increase (decrease) in net assets from operations	3,139,864	1,690,310	313,787	119,954
Contract Owner Transactions:
Purchase payments received	133,433	390,640	3,267	4,082
Transfers between Sub-Accounts (including the Fixed Account), net	(627,947)	(1,113,741)	-	81,766
Withdrawals and surrenders	(1,972,839)	(1,804,085)	-	-
Mortality and expense risk charges	(129,326)	(183,019)	(40,293)	(34,699)
Net accumulation activity	(2,596,679)	(2,710,205)	(37,026)	51,149
Total increase (decrease) in net assets	543,185	(1,019,895)	276,761	171,103
Net assets at beginning of year	9,825,386	10,845,281	898,624	727,521
Net assets at end of year	$ 10,368,571	$ 9,825,386	$ 1,175,385	$898,624

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT G

(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED) FOR THE YEARS-ENDED DECEMBER 31, 2013 AND 2012

Operations:	SCB Sub-Account		SC3 Sub-Account
	December 31, 2013	December 31, 2012	December 31, 2013	December 31, 2012

Net investment income (loss)	$ 20,484	$5,548	$ 712,062	$ 111,307
Net realized gains (losses)	128,939	54,827	618,613	10,242
Net change in unrealized appreciation/ (depreciation)	290,957	64,738	(712,151)	2,643,522
Increase (decrease) in net assets from operations	440,380	125,113	618,524	2,765,071
Contract Owner Transactions:
Purchase payments received	65,066	117,789	38,985	76,929
Transfers between Sub-Accounts (including the Fixed Account), net	181,086	(161,615)	(2,315,521)	749,000
Withdrawals and surrenders	(181,331)	(11,909)	(1,266,090)	(784,320)
Mortality and expense risk charges	(25,184)	(23,259)	(203,601)	(195,111)
Net accumulation activity	39,637	(78,994)	(3,746,227)	(153,502)
Total increase (decrease) in net assets	480,017	46,119	(3,127,703)	2,611,569
Net assets at beginning of year	973,640	927,521	11,906,193	9,294,624
Net assets at end of year	$ 1,453,657	$973,640	$ 8,778,490	$ 11,906,193

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT G

(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED) FOR THE YEARS-ENDED DECEMBER 31, 2013 AND 2012

Operations:	SDC Sub-Account		SGC Sub-Account
	December 31, 2013	December 31, 2012	December 31, 2013	December 31, 2012

Net investment income (loss)	$20,065	$47,739	$32,818	$31,331
Net realized gains (losses)	42,166	8,833	591,768	468,874
Net change in unrealized appreciation/ (depreciation)	80,561	20,004	231,967	(125,320)
Increase (decrease) in net assets from operations	142,792	76,576	856,553	374,885
Contract Owner Transactions:
Purchase payments received	180,401	343,830	95,590	244,555
Transfers between Sub-Accounts (including the Fixed Account), net	13,410,774	1,138,384	755,522	313,630
Withdrawals and surrenders	(431,469)	(1,620,352)	(564,334)	(563,616)
Mortality and expense risk charges	(124,071)	(74,513)	(75,695)	(72,033)
Net accumulation activity	13,035,635	(212,651)	211,083	(77,464)
Total increase (decrease) in net assets	13,178,427	(136,075)	1,067,636	297,421

Net assets at beginning of year	1,969,059	2,105,134	2,213,492	1,916,071
Net assets at end of year	$ 15,147,48615,147,486	$ 1,969,059	$ 3,281,128	$ 2,213,492

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT G

(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED) FOR THE YEARS-ENDED DECEMBER 31, 2013 AND 2012

	VMG Sub-Account		NPP Sub-Account
	December 31, 2013	December 31, 2012	December 31, 2013	December 31, 2012
Operations:
Net investment income (loss)	$ 17,380	$ -	$571	$162
Net realized gains (losses)	449,618	1,015,840	(2,753)	(4,895)
Net change in unrealized appreciation/ (depreciation)	976,726	(603,948)	14,775	9,558
Increase (decrease) in net assets from operations	1,443,724	411,892	12,593	4,825
Contract Owner Transactions:
Purchase payments received	37,724	132,221	669	646
Transfers between Sub-Accounts (including the Fixed Account), net	(399,371)	766,948	2,251	10,584
Withdrawals and surrenders	(2,346,026)	(1,829,318)	-	-
Mortality and expense risk charges	(79,161)	(95,692)	(799)	(708)
Net accumulation activity	(2,786,834)	(1,025,841)	2,121	10,522
Total increase (decrease) in net assets	(1,343,110)	(613,949)	14,714	15,347
Net assets at beginning of year	4,614,229	5,228,178	39,416	24,069
Net assets at end of year	$ 3,271,119	$ 4,614,229	$54,130	$39,416

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT G

(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED) FOR THE YEARS-ENDED DECEMBER 31, 2013 AND 2012

Operations: Net investment income (loss)	NMC Sub-Account		NAR Sub-Account
	December 31, 2013	December 31, 2012	December 31, 2013	December 31, 2012
	$-	$-	$2,170	$453
Net realized gains (losses)	3,053	1,223	426	13,097
Net change in unrealized appreciation/ (depreciation)	342	793	43,564	64,243
Increase (decrease) in net assets from operations	3,395	2,016	46,160	77,793
Contract Owner Transactions:
Purchase payments received	1,079	1,386	-	-
Transfers between Sub-Accounts (including the Fixed Account), net	-	-	37,645	(92,495)
Withdrawals and surrenders	(4,979)	(4,230)	-	(1,190,131)
Mortality and expense risk charges	(1,090)	(1,611)	(2,297)	(12,417)
Net accumulation activity	(4,990)	(4,455)	35,348	(1,295,043)
Total increase (decrease) in net assets	(1,595)	(2,439)	81,508	(1,217,250)
Net assets at beginning of year	13,810	16,249	98,018	1,315,268
Net assets at end of year	$12,215	$13,810	$179,526	$98,018

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT G

(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED) FOR THE YEARS-ENDED DECEMBER 31, 2013 AND 2012

Operations:
Net investment income (loss)
Net realized gains (losses)
Net change in unrealized appreciation/ (depreciation)
Increase (decrease) in net assets from operations
Contract Owner Transactions:
	NLM Sub-Account		OCF Sub-Account
	December 31, 2013	December 31, 2012	December 31, 2013	December 31, 2012
	$8,976 (470) (5,946)	$13,622 (4,835) 11,815	$ 19,133 66,585 423,863	$ 22,890 849,956 (338,722)
	2,560	20,602	509,581	534,124

Purchase payments received	436	336	20,343	188,814
Transfers between Sub-Accounts (including the Fixed Account), net	6,784	(57,687)	(32,107)	(3,905,327)
Withdrawals and surrenders	-	-	(248,494)	(905,087)
Mortality and expense risk charges	(7,605)	(8,200)	(35,484)	(62,821)
Net accumulation activity	(385)	(65,551)	(295,742)	(4,684,421)
Total increase (decrease) in net assets	2,175	(44,949)	213,839	(4,150,297)
Net assets at beginning of year	413,793	458,742	1,872,413	6,022,710
Net assets at end of year	$415,968	$413,793	$ 2,086,252	$ 1,872,413

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT G

(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED) FOR THE YEARS-ENDED DECEMBER 31, 2013 AND 2012

Operations:	OGS Sub-Account		OSC Sub-Account
	December 31, 2013	December 31, 2012	December 31, 2013	December 31, 2012

Net investment income (loss)	$20,415	$ 79,993	$ 7,763	$14,808
Net realized gains (losses)	140,877	438,718	14,821	482,527
Net change in unrealized appreciation/ (depreciation)	84,624	51,250	241,918	(139,222)
Increase (decrease) in net assets from operations	245,916	569,961	264,502	358,113
Contract Owner Transactions:
Purchase payments received	176,617	209,445	-	-
Transfers between Sub-Accounts (including the Fixed Account), net	59,323	(1,563,051)	217,117	(1,476,131)
Withdrawals and surrenders	(752,456)	(1,088,452)	-	(707,878)
Mortality and expense risk charges	(40,005)	(74,877)	(23,720)	(50,233)
Net accumulation activity	(556,521)	(2,516,935)	193,397	(2,234,242)
Total increase (decrease) in net assets	(310,605)	(1,946,974)	457,899	(1,876,129)
Net assets at beginning of year	1,272,630	3,219,604	542,802	2,418,931
Net assets at end of year	$962,025	$ 1,272,630	$ 1,000,701	$542,802

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT G

(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED) FOR THE YEARS-ENDED DECEMBER 31, 2013 AND 2012

Operations:
Net investment income (loss)
Net realized gains (losses)
Net change in unrealized appreciation/ (depreciation)
Increase (decrease) in net assets from operations
Contract Owner Transactions:
	PCR Sub-Account		PMB Sub-Account
	December 31, 2013	December 31, 2012	December 31, 2013	December 31, 2012
	$32,025 (440,320) 130,359	$ 46,619 50,061 (11,634)	$ 94,814 25,843 (282,948)	$ 82,263 18,817 170,144
	(277,936)	85,046	(162,291)	271,224

Purchase payments received	158,590	258,965	269,255	277,432
Transfers between Sub-Accounts (including the Fixed Account), net	7,086	49,294	(227,489)	(102,995)
Withdrawals and surrenders	(1,279,368)	(7,051)	(76,453)	(599)
Mortality and expense risk charges	(60,385)	(67,655)	(45,131)	(46,255)
Net accumulation activity	(1,174,077)	233,553	(79,818)	127,583
Total increase (decrease) in net assets	(1,452,013)	318,599	(242,109)	398,807
Net assets at beginning of year	1,878,891	1,560,292	1,856,057	1,457,250
Net assets at end of year	$426,878	$ 1,878,891	$ 1,613,948	$ 1,856,057

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT G

(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED) FOR THE YEARS-ENDED DECEMBER 31, 2013 AND 2012

Operations:	PRR Sub-Account		PTR Sub-Account
	December 31, 2013	December 31, 2012	December 31, 2013	December 31, 2012

Net investment income (loss)	$461,415	$390,334	$ 1,081,991	$ 2,368,466
Net realized gains (losses)	399,520	3,323,562	493,262	3,837,310
Net change in unrealized appreciation/ (depreciation)	(3,786,521)	(736,110)	(2,608,969)	2,164,446
Increase (decrease) in net assets from operations	(2,925,586)	2,977,786	(1,033,716)	8,370,222
Contract Owner Transactions:
Purchase payments received	494,771	769,811	1,163,866	1,755,555
Transfers between Sub-Accounts (including the Fixed Account), net	(6,181,017)	11,363,880	(10,127,222)	3,914,892
Withdrawals and surrenders	(3,139,390)	(9,200,079)	(10,216,211)	(37,702,649)
Mortality and expense risk charges	(424,563)	(571,788)	(936,744)	(1,581,062)
Net accumulation activity	(9,250,199)	2,361,824	(20,116,311)	(33,613,264)
Total increase (decrease) in net assets	(12,175,785)	5,339,610	(21,150,027)	(25,243,042)
Net assets at beginning of year	37,088,693	31,749,083	59,062,317	84,305,359
Net assets at end of year	$ 24,912,908	$ 37,088,693	$ 37,912,290	$ 59,062,317

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT G

(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED) FOR THE YEARS-ENDED DECEMBER 31, 2013 AND 2012

Operations: Net investment income (loss)	SCP Sub-Account		RX1 Sub-Account
	December 31, 2013	December 31, 2012	December 31, 2013	December 31, 2012
	$ 56,551	$ 9,243	$-	$-
Net realized gains (losses)	2,198,759	748,197	66	21
Net change in unrealized appreciation/ (depreciation)	251,152	130,933	452	32
Increase (decrease) in net assets from operations	2,506,462	888,373	518	53
Contract Owner Transactions:
Purchase payments received	633,955	799,070	-	-
Transfers between Sub-Accounts (including the Fixed Account), net	(3,031,969)	1,582,223	12,267	-
Withdrawals and surrenders	(3,396,062)	(1,343,388)	-	-
Mortality and expense risk charges	(180,249)	(185,372)	(79)	(44)
Net accumulation activity	(5,974,325)	852,533	12,188	(44)
Total increase (decrease) in net assets	(3,467,863)	1,740,906	12,706	9
Net assets at beginning of year	8,637,929	6,897,023	300	291
Net assets at end of year	$ 5,170,066	$ 8,637,929	$13,006	$300

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT G

(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED) FOR THE YEARS-ENDED DECEMBER 31, 2013 AND 2012

Operations:	TBC Sub-Account		REI Sub-Account
	December 31, 2013	December 31, 2012	December 31, 2013	December 31, 2012

Net investment income (loss)	$8,186	$37,039	$439,741	$513,410
Net realized gains (losses)	4,336,372	1,143,489	5,964,778	1,893,305
Net change in unrealized appreciation/ (depreciation)	5,647,511	1,734,826	934,548	1,277,581
Increase (decrease) in net assets from operations	9,992,069	2,915,354	7,339,067	3,684,296
Contract Owner Transactions:
Purchase payments received	718,197	763,047	721,505	813,733
Transfers between Sub-Accounts (including the Fixed Account), net	(3,528,522)	11,899,152	3,804,907	7,524,289
Withdrawals and surrenders	(2,560,263)	(2,699,090)	(10,874,917)	(7,714,715)
Mortality and expense risk charges	(411,621)	(320,736)	(527,723)	(504,564)
Net accumulation activity	(5,782,209)	9,642,373	(6,876,228)	118,743
Total increase (decrease) in net assets	4,209,860	12,557,727	462,839	3,803,039

Net assets at beginning of year	24,994,990	12,437,263	25,384,982	21,581,943
Net assets at end of year	$ 29,204,85029,204,850	$ 24,994,990	$ 25,847,821	$ 25,384,982

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT G

(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED) FOR THE YEARS-ENDED DECEMBER 31, 2013 AND 2012

	RNA Sub-Account		USC Sub-Account
	December 31, 2013	December 31, 2012	December 31, 2013	December 31, 2012
Operations:
Net investment income (loss)	$ -	$ 33,964	$2,937	$ 5,336
Net realized gains (losses)	1,352,687	52,912	557,094	248,424
Net change in unrealized appreciation/ (depreciation)	1,114,640	730,209	(21,710)	36,702
Increase (decrease) in net assets from operations	2,467,327	817,085	538,321	290,462
Contract Owner Transactions:
Purchase payments received	748	687	152,198	127,624
Transfers between Sub-Accounts (including the Fixed Account), net	(1,035,262)	267,593	1,755,213	88,344
Withdrawals and surrenders	-	-	(3,233,090)	(162,482)
Mortality and expense risk charges	(87,315)	(87,689)	(44,081)	(43,343)
Net accumulation activity	(1,121,829)	180,591	(1,369,760)	10,143
Total increase (decrease) in net assets	1,345,498	997,676	(831,439)	300,605
Net assets at beginning of year	7,070,006	6,072,330	1,766,141	1,465,536
Net assets at end of year	$ 8,415,504	$ 7,070,006	$934,702	$ 1,766,141

The accompanying notes are an integral part of these financial statements

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT G
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

NOTES TO FINANCIAL STATEMENTS

FOR THE YEAR ENDED DECEMBER 31, 2013

1. BUSINESS AND ORGANIZATION

Sun Life of Canada (U.S.) Variable Account G (the “Variable Account”) is a separate account of Sun Life Assurance Company of Canada (U.S.) (the “Sponsor”) and was established on July 25, 1996 as a funding vehicle for the variable portion of certain individual variable life insurance contracts (collectively, the “Contracts”) issued by the Sponsor.  The Variable Account is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, as a unit investment trust existing in accordance with the regulations of the Delaware Insurance Department.

There are three universal life insurance products in the Variable Account as follows: Sun Life Corporate VUL, FuturitySM Corporate VUL, and Sun Life Large Case VUL.  The assets of the Variable Account are divided into Sub-Accounts. Each Sub-Account is invested in shares of a specific mutual fund (collectively the “Funds”), or series thereof, registered under the Investment Company Act of 1940, as amended. The contract owners of the Variable Account direct the deposits into the Sub-Accounts of the Variable Account.

Under applicable insurance law, the assets and liabilities of the Variable Account are clearly identified and distinguished from the Sponsor’s other assets and liabilities.  Assets applicable to the Variable Account are not chargeable with liabilities arising out of any other business the Sponsor may conduct.

On December 17, 2012, Sun Life Financial Inc., the Sponsor’s indirect parent company, announced the execution of a definitive agreement to sell its domestic U.S. annuity business and certain life insurance businesses to Delaware Life Holdings, LLC, a Delaware limited liability company (“the Sale Transaction”).  As part of the Sale Transaction, Delaware Life Holdings, LLC would acquire all of the issued and outstanding shares of stock of the Sponsor.  After receiving all required regulatory approvals, the Sale Transaction closed on August 2, 2013 with an effective date of August 1, 2013.

A summary of the name changes related to Sub-Accounts held by the contract owners of the Variable Account during the current year, is as follows:

Sub-Account	Previous Name	Effective Date
VGI	Invesco Van Kampen V.I. Growth and Income Fund Series I	April 29, 2013
FFI	Invesco Van Kampen V.I. Mid Cap Growth Fund Series I	April 29, 2013
AI6	Invesco Van Kampen V.I. Value Opportunities Fund Series I	April 29, 2013
OGS	Oppenheimer Global Securities Fund/VA Service Shares	April 30, 2013
OSC	Oppenheimer Main Street Small- & Mid-Cap Fund®/VA Non-Service Shares	April 30, 2013
SCV	DWS Dreman Small Mid Cap Value VIP Class A	May 1, 2013
FFG	Invesco Van Kampen V.I. American Franchise Fund Series I	April 29, 2013
VCP	Invesco Van Kampen V.I. Comstock Fund Series I	April 29, 2013

The following Sub-Accounts merged with new or existing Sub-Accounts during the current year:

Closed Sub-Account	New Sub-Account	Effective Date
MFJ	GGE	August 16, 2013
TRS	GGC	August 16, 2013

The commencement date related to Sub-Accounts held by the contract owners of the Variable Account (if commenced within the past five years), is as follows:

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT G
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

1. BUSINESS AND ORGANIZATION (CONTINUED)

Sub-Account	Effective Date
GGC, GGE	August 16, 2013
FFG, FFI	April 30, 2012
FFK, TEG, FFL	August 20, 2012
FFM, FFO, FFJ, FFQ, HYS	December 10, 2012
001	May 1, 2011
AAH	May 1, 2011
FE3	January 1, 2010
PMB	January 1, 2010
SC7	January 1, 2010
JM7, JP6, JP4	April 24, 2009
FVI	May 1, 2009

A summary of Sub-Accounts held by the contract owners of the Variable Account, with commencement dates earlier than the past five years, but for which the first activity occurred within the last five years, is as follows:

Sub-Account	Year of First Activity
301, 307, 306, 305, BLG, SGI, LRI, BDS, PCR, NNG	2010
DTG, MII	2009

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

General
The accompanying financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”).  The preparation of financial statements in conformity with GAAP requires the Sponsor’s management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes.  Actual results could differ from these estimates.

Investment Valuation and Transactions
Investments made in mutual funds are carried at fair value and are valued at their closing net asset value as determined by the respective mutual fund, which in turn value their investments at fair value, as of December 31, 2013.  Transactions are recorded on a trade date basis.  Realized gains and losses on sales of investments are determined on the first in, first out basis.  Dividend income and realized gain distributions are reinvested in additional fund shares and recognized on the ex-dividend date.

Units
The number of units credited is determined by dividing the dollar amount allocated to a Sub-Account by the unit value for that Sub-Account for the period during which the purchase payment was received.  The unit value for each Sub-Account is established at $10.00 for the first period of that Sub-Account and is subsequently measured based on the performance of the investments and the contract charges selected by the contract holder, as discussed in note 5.

Purchase Payments
Upon issuance of new Contracts, the initial purchase payment is credited to the contract in the form of units.  All subsequent purchase payments are applied using the unit values for the period during which the purchase payment is received.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT G
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Transfers
Transfers between Sub-Accounts requested by contract owners are recorded in the new Sub-Account upon receipt of the redemption proceeds at the net asset value at the time of receipt.  In addition, transfers can be made between the Sub-Accounts and the “Fixed Account.”  The Fixed Account is part of the general account of the Sponsor in which purchase payments or contract values may be allocated or transferred.

Contract Loans
Contract holders are permitted to borrow against the cash value of their accounts.  The loan proceeds are deducted from the Variable Account and recorded in the Sponsor’s general account as an asset.  Contract loan activity is reflected in the Withdrawals and surrenders line on the Statement of Changes in Net Assets.

Federal Income Taxes
The operations of the Variable Account are part of the operations of the Sponsor and are not taxed separately. The Sponsor qualifies for the federal income tax treatment granted to life insurance companies under Subchapter L of the Internal Revenue Code (the “Code”). Under existing federal income tax law, investment income and realized gain distributions earned by the Variable Account on contract owner reserves are not taxable, and therefore, no provision has been made for federal income taxes.  In the event of a change in applicable tax law, the Sponsor will review this policy and if necessary a provision may be made in future years.

Accounting for Uncertain Tax Provisions
The 2003 through 2013 tax years generally remain subject to examination by U.S. federal and most state tax authorities. Although the Sponsor remains jointly and severally liable for consolidated tax liabilities, the Sponsor is held harmless by its former parent in accordance with the Sale Transaction and believes that the possibility of a tax liability for the pre-sale tax years is remote. Additionally, management evaluates whether or not there are uncertain tax positions that require financial statement recognition and has determined that no reserves for uncertain tax positions are required as of December 31, 2013.

Use of Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the period. The most significant estimate is fair value measurements of investments.  Actual results could vary from the amounts derived from management's estimates.

Subsequent events
Management has evaluated events subsequent to December 31, 2013 noting there are no subsequent events requiring accounting adjustments or disclosure.

New and Adopted Accounting Pronouncements
In January 2013, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2013-01, “Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities”.  This ASU clarifies the scope of offsetting disclosure requirements in ASU 2011-11, “Balance Sheet (Topic 210): Disclosures about Offsetting Assets and Liabilities”.  Under ASU 2013-01, the disclosure requirements would apply to derivative instruments accounted for in accordance with ASC 815 “Derivatives and Hedging”, including bifurcated embedded derivatives, repurchase agreements and reverse repurchase agreements, and securities borrowing and securities lending arrangements that are either offset on the balance sheet or subject to an enforceable master netting arrangement or similar agreement.  Entities with other types of financial assets and financial liabilities subject to a master netting arrangement or similar agreement also are affected because these amendments make them no longer subject to the disclosure requirements in ASU No. 2011-11.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT G
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

New and Adopted Accounting Pronouncements (Continued)
Effective January 1, 2013, companies are required to disclose (a) gross amounts of recognized assets and liabilities; (b) gross amounts offset in the statement of financial position; (c) net amounts of assets and liabilities presented in the statement of financial position; (d) gross amount subject to enforceable master netting agreement not offset in the statements of financial position; and (e) net amounts after deducting (d) from (c). The disclosure should be presented in tabular format (unless another format is more appropriate) separately for assets and liabilities. The intent of the new disclosure is to enable users of financial statements to understand the effect of those arrangements on its financial position and to allow investors to better compare financial statements prepared under GAAP with financial statements prepared under International Financial Reporting Standards (“IFRS”).  The Variable Account adopted ASU 2013-01 on January 1, 2013 and the adoption did not have a significant impact on the Variable Account’s financial statements.

In October 2012, FASB issued ASU 2012-04, “Technical Corrections and Improvements”.  The amendments in this update cover a wide range of Topics in the Codification. The technical corrections (Section A) are divided into three main categories: (1) Source literature amendments – amendments to carry forward the original intent of certain pre-Codification authoritative literature that was inadvertently altered during the Codification process, (2) Guidance clarification and reference corrections – changes in wording and references to avoid misapplication or misinterpretation of guidance, and (3) Relocated guidance – moving guidance from one part of the Codification to another to correct instances in which the scope of pre-Codification guidance may have been unintentionally narrowed or broadened during the Codification process. The purpose of Section B of ASU 2012-04 is to conform the use of the term “fair value” throughout the Codification “to fully reflect the fair value measurement and disclosure requirements” of Accounting Standards Codification (“ASC”) Topic 820 “Fair Value Measurement”. These provisions are effective upon issuance, except for amendments that are subject to transition guidance discussed below. The Variable Account adopted the provisions of ASU 2012-04 on October 1, 2012.  The adoption did not impact the Variable Account’s financial statements or disclosures.

On January 1, 2013, the Variable Account adopted the amendments to ASU 2012-04 that are subject to transition guidance.  The adoption did not impact the Variable Account’s financial statements or disclosures.

In May 2011, FASB  issued ASU 2011-04, “Fair Value Measurement (Topic 820): Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in GAAP and IFRS,” which change the wording used to describe many of the requirements in GAAP for measuring fair value and for disclosing information about fair value measurements.  Some of the amendments clarify the FASB’s intent about the application of existing fair value measurement requirements, while other amendments change a particular principle or requirement for measuring fair value or for disclosing information about fair value measurements.  Many of the requirements in this update are not meant to result in a change in application of the requirements of Topic 820, but to improve upon an entity’s consistency in application across jurisdictions to ensure that GAAP and IFRS fair value measurement and disclosure requirements are described in the same way.  The amendments in ASU 2011-04 are effective, on a retrospective basis, for fiscal years and interim periods within those fiscal years beginning after December 15, 2011.  On January 1, 2012, the Variable Account adopted the provisions of ASU 2011-04. The adoption did not impact the Variable Account’s financial statements or disclosures.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT G
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

Accounting Pronouncements Not Yet Adopted
In June 2013, FASB issued ASU No. 2013-08, “Financial Services — Investment Companies (Topic 946): Amendments to the Scope, Measurement, and Disclosure Requirements,” Which amends the criteria an entity would need to meet to qualify as an investment company under ASC 946.  The amendments clarify the characteristics of an investment company and provide comprehensive guidance for assessing whether an entity is an investment company.  ASU 2013-08 also requires entities to disclose their status as an investment company and investment companies to measure noncontrolling ownership interests in other investment companies at fair value rather than using the equity method of accounting.  The amendments in ASU 2013-08 are effective for an entity’s interim and annual reporting periods in fiscal years that begin after December 15, 2013. Earlier application is prohibited.  The Variable Account will adopt ASU 2013-08 and does not expect its requirements to have a significant impact on the Variable Account’s financial statements.

3.  FAIR VALUE MEASUREMENTS

The Sub-Accounts’ investments are carried at fair value.  Fair value is an exit price, representing the amount that would be received from a sale of an asset or paid to transfer a liability in an orderly transaction between market participants.  As such, fair value is a market-based measurement that should be determined based on assumptions that market participants would use in pricing an asset or liability.  As a basis for considering such assumptions, Topic 820 establishes a three-tier value hierarchy, which prioritizes the inputs used in measuring fair value (i.e., Level 1, 2 and 3). Level 1 inputs are observable inputs that reflect quoted prices for identical assets or liabilities in active markets that the Variable Account has the ability to access at the measurement date. Level 2 inputs are observable inputs, other than quoted prices included in Level 1, for the asset or liability or prices for similar assets and liabilities. Level 3 inputs are unobservable inputs reflecting the reporting entity’s estimates of the assumptions that market participants would use in pricing the asset or liability. Topic 820 requires that a fair value measurement technique include an adjustment for risks inherent in a particular valuation technique (such as a pricing model) and/or the risks inherent in the inputs to the model, if market participants would also include such an adjustment.

The Variable Account has categorized its financial instruments, based on the priority of the inputs to the valuation technique, into the three level hierarchy described above.  If the inputs used to measure fair value fall within different levels of the hierarchy, the category level is based on the lowest priority level input that is significant to the fair value measurement of the instrument.

As of December 31, 2013, the inputs used to price the Funds are observable and represent Level 1 assets under the Topic 820 hierarchy levels. There were no Level 2 or 3 investments in the Variable Account during the year ended December 31, 2013. As of December 31, 2013, the Level 1 assets held by the Variable Account was $602 million.  There were no transfers between levels during the period.

4. RELATED PARTY TRANSACTIONS

As of December 31, 2013, Massachusetts Financial Services Company, an affiliate of the Sponsor prior to the Sale Transaction, is the investment advisor to certain Funds and charges a management fee at an annual rate ranging from 0.40% to 1.05% of the Funds’ average daily net assets.  For additional related party transactions, see Note 5.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT G
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

5. CONTRACT CHARGES

Mortality and expense risk charges
Charges for mortality and expense risks are based on the value of the Sub-Account and are deducted daily from the participant’s account to cover the risks assumed by the Sponsor prior to the Sale Transaction. The deductions are transferred periodically to the Sponsor. As of December 31, 2013, the deduction is at an effective annual rate based on assets as follows:

	Years 1 - 10	Years 11 - 20	Years 21+
FuturitySM Corporate VUL	0.40%	0.25%	0.20%
Sun Life Corporate VUL	0.60%	0.20%	0.10%
Sun Life Large Case VUL	< 0.50%	< 0.10%	< 0.10%

Sales charges
Certain charges are deducted from the premium before it is allocated by Sub-Account.  For the Sun Life Corporate VUL and FuturitySM Corporate VUL products, these charges consist of premium tax, federal Deferred Acquisition Cost (“DAC”) tax and the sales load.  The premium tax ranges from 2% to 7% of the premium in most states, except Kentucky which will not exceed 9%.  The DAC tax charge is 1.25% of the premium. The sales load is not to exceed 8.75% of the premium up to target premium and 2.25% of the premium in excess of the target premium.  For the Sun Life Large Case VUL product, these expense charges consist of only the premium expense load.  The premium expense load is 7.50% of the premium up to target premium and 2.50% of the premium in excess of the target premium.

Administration charges
At the beginning of each month, an account administration fee is deducted from the participant’s account to reimburse the Sponsor for certain administrative expenses.  For the Sun Life Corporate VUL and the FuturitySM Corporate VUL products, the monthly charge is $13.75 per policy for the first policy year and $7.50 for months thereafter.  For the Sun Life Large Case VUL products, the monthly charge is $5.00 per policy for each policy month.

Charges for Life Insurance Protection
On the monthly anniversary of the contract, the cost of insurance is deducted from each Sub-Account through a redemption of units to cover the anticipated cost of providing life insurance.  The charge is based on the length of time a policy has been in force and other factors, including issue age, sex and rating class of the insured, and will not exceed the guaranteed maximum monthly cost of insurance rates based on the 1980 or 2001 Commissioners Standard Ordinary Mortality Tables, depending on the policy investment start date.

Other Contract Charges
The Sun Life Large Case VUL products also charges a deferred expense load applied to premium. The maximum charge will not exceed 0.40% of premium.

Premium Taxes
A deduction, when applicable, is made for premium taxes or similar state or local taxes.  It is currently the policy of the Sponsor to deduct from the premium payment.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT G

(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

6. INVESTMENT PURCHASES AND SALES

The cost of purchases and proceeds from sales of investments for the year ended December 31, 2013 were as follows:
	Purchases	Sales
AL4	$311,948	$2,146,376
AL3	723,836	1,755,413
AN2	8,932	1,460
AN3	56,195	24,992
AN4	182,632	275,049
IVP	224,120	561,153
AN5	160,951	34,542
ASM	1,137,004	2,548,433
308	990,010	66,386
301	25,091	4,482
304	113,803	1,541,322
307	30,331	16,608
306	9,665	1,125,620
303	2,098,087	5,933,281
302	21,285	5,275
305	1,653,542	3,306,912
300	5,702,908	19,022,261
BLG	1,318,897	2,948,514
MSV	3,900	1,619
NNG	1,080	1,120,832
NMI	6,481	965
DRS	2,007,457	2,973,951
DSV	3,306,801	6,147,563
DGO	390,533	485,234
DMC	171,134	68,681
DTG	115,057	3,611
DSI	8,358,672	32,963,352
DCA	269,907	501,689
DSC	5,221	33,444
DGI	2,537	2,232
DQB	6,869	7,107
001	10,652	1,737
SSI	680,918	8,730,674
SSC	112,172	432,721
SCV	272,395	344,843
FVI	181,536	318,890
FCN	1,142,338	8,302,509
FL1	219,443	272,250
FE3	919,886	722,812
FF1	1,016,599	1,121,194
FF2	1,862,504	987,659
FF3	1,480,197	1,304,443
FVG	37,225	842,463
FGP	56,824	496,416

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT G
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

6.  INVESTMENT PURCHASES AND SALES (CONTINUED)

	Purchases	Sales
FL3	$102,457	$51,788
FHI	514,015	1,549,167
FIP	863	449
FIG	11,226,992	10,339,406
FMC	3,145,698	3,143,792
FL5	60,585,297	42,802,346
FOF	33,058	326,938
FL2	32,885	322,593
SGI	388,705	33,026
FRE	35,558	68,384
FSC	170,517	117,581
FSS	202,283	1,434,580
TFS	1,106,607	324,038
FTI	57,165	37,820
TSF	397,364	1,462,147
FTG	1,895	1,575
GS7	128,141	3,265
GS3	10,772	16,992
FFG	13,205	23,166
VCP	2,831	750
AI3	8,259	4,077
VGI	521,217	396,117
AI4	93,918	362,918
A22	498,012	248,943
FFI	3,332	1,281
ASC	8,392	4,083
AI6	4,889	1,329
MVP	1,958,131	5,494,687
JM7	186,145	80,833
JP6	5,410	75,415
JP4	8,312	13,264
LRI	1,060,920	2,152,893
LA3	18,910	10,701
GGC	7,066,094	198,981
GGE	4,723,853	71,835
FFL	11,951	16,155
TEG	52,869	25,448
FFJ	538,049	240,847
FFK	1,393	13,391
FFQ	344,689	454,175
FFM	85,931	136,327
FFO	562,024	1,703,258
MIT	763	1,183
MFL	10,462	16,064

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT G
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

6. INVESTMENT PURCHASES AND SALES (CONTINUED)

	Purchases	Sales
BDS	$5,576,011	$38,959
MF7	23,804	22,549
RG1	2,702	13,385
EME	826,269	533,270
GGR	1,723	2,423
RES	272	4,458
RE1	40,934	63,363
GSS	2,096,991	1,529,716
MFK	96,893	116,748
HYS	2,260,076	3,064,929
MFC	3,938	3,656
IGS	4,450,365	7,249,328
IG1	32,103	86,457
MII	4,307,150	9,269,788
MIS	2,875	10,738
M1B	1,899	16,017
MMS	19,823,567	10,554,782
M1A	18,553	35,685
RIS	410,280	3,918,593
SI1	8,601	11,195
TRS	1,081,994	6,945,815
MFJ	517,658	4,805,300
UTS	834,590	3,010,526
MFE	18,031	3,622
MVS	4,628,587	6,380,683
MV1	91,920	39,438
SCB	346,616	207,580
SC3	2,250,678	5,284,843
SDC	13,859,859	760,993
SGC	1,688,011	1,011,540
VMG	1,672,457	4,334,067
NPP	9,811	7,119
NMC	1,079	6,069
NAR	86,144	48,626
NLM	15,542	6,951
OCF	160,300	436,909
OGS	411,015	947,121
OSC	251,600	40,220
PCR	621,295	1,763,347
PMB	745,201	716,318
PRR	6,088,631	14,676,138
PTR	13,061,677	31,748,744
SCP	3,476,207	9,100,041
RX1	12,268	80
TBC	8,086,748	13,860,771

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT G
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

6.  INVESTMENT PURCHASES AND SALES (CONTINUED)

	Purchases	Sales
REI	12,149,518	18,586,005
RNA	1,251,041	1,131,897
USC	1,051,079	2,231,618

7. CHANGES IN UNITS OUTSTANDING

The changes in units outstanding for the year ended December 31, 2013 were as follows:

			Net Increase (Decrease)
	Units Issued	Units Redeemed
AL4	21,554	124,513	(102,959)
AL3	58,389	146,642	(88,253)
AN2	653	92	561
AN3	3,296	1,721	1,575
AN4	6,070	10,028	(3,958)
IVP	16,083	61,975	(45,892)
AN5	2,793	1,285	1,508
ASM	74,171	177,254	(103,083)
308	53,764	4,270	49,494
301	1,245	331	914
304	5,104	72,284	(67,180)
307	1,651	1,000	651
306	-	51,442	(51,442)
303	157,476	341,204	(183,728)
302	961	306	655
305	106,928	197,709	(90,781)
300	369,797	1,200,514	(830,717)
BLG	244,863	346,524	(101,661)
MSV	220	87	133
NNG	-	73,139	(73,139)
NMI	670	97	573
DRS	88,707	137,268	(48,561)
DSV	132,409	259,291	(126,882)
DGO	13,486	17,468	(3,982)
DMC	9,816	3,919	5,897
DTG	6,183	193	5,990
DSI	1,068,188	2,706,829	(1,638,641)
DCA	11,294	25,953	(14,659)
DSC	336	1,929	(1,593)

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT G

(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

7. CHANGES IN UNITS OUTSTANDING (CONTINUED)

	Units	Units	Net Increase (Decrease)
	Issued	Redeemed
DGI	143	132	11
DQB	76	345	(269)
001	883	148	735
SSI	23,812	473,861	(450,049)
SSC	214	16,636	(16,422)
SCV	12,996	18,914	(5,918)
FVI	7,864	17,278	(9,414)
FCN	34,211	224,485	(190,274)
FL1	8,480	10,953	(2,473)
FE3	23,951	57,893	(33,942)
FF1	72,193	83,862	(11,669)
FF2	134,430	72,536	61,894
FF3	113,377	99,284	14,093
FVG	1,854	55,455	(53,601)
FGP	2,977	23,749	(20,772)
FL3	6,299	3,330	2,969
FHI	22,896	82,429	(59,533)
FIP	23	19	4
FIG	467,022	451,879	15,143
FMC	125,123	202,785	(77,662)
FL5	5,546,246	4,047,274	1,498,972
FOF	2,009	21,874	(19,865)
FL2	1,106	16,210	(15,104)
SGI	20,977	1,965	19,012
FRE	2,308	5,748	(3,440)
FSC	6,710	7,566	(856)
FSS	10,975	78,871	(67,896)
TFS	56,465	18,668	37,797
FTI	2,200	1,845	355
TSF	7,506	55,286	(47,780)
FTG	28	70	(42)
GS7	6,991	197	6,794
GS3	540	895	(355)
FFG	205	2,040	(1,835)
VCP	156	49	107
AI3	325	195	130
VGI	26,123	21,546	4,577
AI4	3,272	14,581	(11,309)
A22	24,188	13,758	10,430
FFI	276	120	156
ASC	534	299	235
AI6	340	98	242
MVP	158,607	375,604	(216,997)
JM7	359	6,222	(5,863)
JP6	67	3,265	(3,198)

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT G
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

7. CHANGES IN UNITS OUTSTANDING (CONTINUED)

	Units	Units	Net Increase (Decrease)
	Issued	Redeemed
JP4	336	644	(308)
LRI	64,241	127,204	(62,963)
LA3	600	582	18
GGC	695,623	20,657	674,966
GGE	464,789	7,052	457,737
FFL	657	1,312	(655)
TEG	5,467	3,353	2,114
FFJ	44,425	21,577	22,848
FFK	-	1,086	(1,086)
FFQ	30,177	48,569	(18,392)
FFM	6,846	12,261	(5,415)
FFO	47,110	137,186	(90,076)
MF9	24	67	(43)
MFL	82	828	(746)
MFS	344,501	3,078	341,423
MF7	805	1,328	(523)
RG1	-	1,045	(1,045)
EME	56,842	41,003	15,839
GGR	52	79	(27)
RES	13	247	(234)
RE1	1,673	3,435	(1,762)
MF6	74,885	68,553	6,332
MFK	4,877	7,128	(2,251)
MF3	216,015	308,005	(91,990)
MFC	79	176	(97)
IGS	305,123	491,863	(186,740)
IG1	70	3,775	(3,705)
IGI	424,316	824,359	(400,043)
M11	117	696	(579)
M1B	-	863	(863)
MMS	1,543,933	852,333	691,600
M1A	9	1,375	(1,366)
RIS	21,011	199,988	(178,977)
SI1	-	649	(649)
TRS	17,526	260,207	(242,681)
MFJ	5,395	246,265	(240,870)
MF5	12,881	72,037	(59,156)
MFE	261	105	156
EIS	251,326	391,854	(140,528)
MV1	151	1,896	(1,745)
SCB	16,036	13,686	2,350
SC3	150,276	254,394	(104,118)
SDC	1,224,102	71,334	1,152,768
SGC	90,040	74,654	15,386

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT G
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

7. CHANGES IN UNITS OUTSTANDING (CONTINUED)

	Units	Units	Net (Decrease) Increase
	Issued	Redeemed
VMG	98,159	207,935	(109,776)
NPP	447	345	102
NMC	43	250	(207)
NAR	4,430	2,417	2,013
NLM	433	456	(23)
OCF	9,654	29,201	(19,547)
OGS	20,031	48,783	(28,752)
OSC	11,366	2,065	9,301
PCR	54,141	168,586	(114,445)
PMB	38,548	45,536	(6,988)
PRR	360,659	849,673	(489,014)
PTR	773,844	1,836,626	(1,062,782)
SCP	229,994	572,736	(342,742)
RX1	886	6	880
TBC	751,643	1,055,496	(303,853)
REI	639,423	909,886	(270,463)
RNA	916	63,592	(62,676)
USC	137,285	216,825	(79,540)

The changes in units outstanding for the year ended December 31, 2012 were as follows:

	Units Issued	Units Redeemed	Net Increase (Decrease)
AL4	26,187	13,566	12,621
AL3	90,340	32,479	57,861
AN2	-	645	(645)
AN3	9,210	2,849	6,361
AN4	15,319	7,530	7,789
IVP	35,768	742,082	(706,314)
AN5	1,165	6,420	(5,255)
ASM	46,423	56,387	(9,964)
308	27,386	16,981	10,405
301	19,108	163	18,945
304	12,847	13,985	(1,138)
307	1,905	387	1,518
306	14,516	24,193	(9,677)
303	73,398	251,477	(178,079)
302	411	1,371	(960)
305	72,226	58,191	14,035
300	991,696	470,552	521,144

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT G

(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

7. CHANGES IN UNITS OUTSTANDING (CONTINUED)
	Units	Units	Net Increase (Decrease)
	Issued	Redeemed
BLG	115,284	6,028	109,256
MSV	204	256,062	(255,858)
NNG	11,008	3,507	7,501
NMI	474	98	376
DRS	265,619	250,587	15,032
DSV	162,355	73,375	88,980
DGO	6,929	5,789	1,140
DMC	6,076	32,336	(26,260)
DTG	5,423	7,035	(1,612)
DSI	3,352,992	3,793,185	(440,193)
DCA	15,353	5,401	9,952
DSC	1,074	1,576	(502)
DGI	142	161	(19)
DQB	65	201	(136)
SCV	28,620	52,123	(23,503)
001	646	2,436	(1,790)
SSI	33,758	30,351	3,407
SSC	5,154	15,122	(9,968)
FVI	44,774	1,278	43,496
FCN	202,183	374,038	(171,855)
FL1	8,792	45,708	(36,916)
FE3	84,362	7,669	76,693
FF1	58,155	22,149	36,006
FF2	98,235	29,923	68,312
FF3	57,156	15,194	41,962
FVG	18,902	25,116	(6,214)
FGP	20,587	4,340	16,247
FL3	15,702	9,952	5,750
FHI	63,973	17,460	46,513
FIP	23	987	(964)
FIG	558,950	897,583	(338,633)
FMC	200,662	222,032	(21,370)
FL5	4,991,963	10,022,918	(5,030,955)
FOF	10,922	5,267	5,655
FL2	12,840	9,737	3,103
SGI	3,461	453	3,008
FRE	2,111	2,270	(159)
FSC	4,394	8,607	(4,213)
FSS	8,389	15,024	(6,635)
TFS	52,526	252,369	(199,843)
FTI	5,425	3,961	1,464
TSF	17,234	24,243	(7,009)
FTG	40	91	(51)
GS7	1,364	563	801
GS3	713	587	126

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT G
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

7. CHANGES IN UNITS OUTSTANDING (CONTINUED)

	Units	Units	Net Increase (Decrease)
	Issued	Redeemed
AI1	49	201,697	(201,648)
AAH	121	3,719	(3,598)
AI3	429	233	196
AI4	4,823	18,137	(13,314)
A22	17,182	20,932	(3,750)
ASC	747	273	474
FFG	221,497	2,016	219,481
VCP	997	651	346
VGI	25,681	14,999	10,682
FFI	3,760	97	3,663
AI6	288	2,224	(1,936)
MVP	117,529	93,707	23,822
JM7	7,940	14,910	(6,970)
JP6	2,392	12,969	(10,577)
JP4	254	3,351	(3,097)
LRI	59,067	34,301	24,766
LA3	393	2,053	(1,660)
EGS	3,109	18,445	(15,336)
MFF	3,763	26,155	(22,392)
FFL	37,134	772	36,362
TEG	49,247	771	48,476
FFJ	234,176	967	233,209
FFK	29,424	481	28,943
FFQ	480,916	16,767	464,149
FFM	60,362	218	60,144
FFO	226,643	340	226,303
MIT	22	334	(312)
MFL	5,476	8,017	(2,541)
BDS	7,616	2,952	4,664
MF7	1,218	965	253
RG1	3,016	1,121	1,895
EME	40,123	22,317	17,806
GGR	50	238	(188)
RES	18	263	(245)
RE1	5,500	1,880	3,620
GSS	118,959	146,255	(27,296)
MFK	12,517	6,509	6,008
HYS	801,310	248,323	552,987
MFC	501	195	306
IGS	557,015	738,919	(181,904)
IG1	10,447	4,085	6,362
MII	1,159,057	963,426	195,631

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT G
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

7. CHANGES IN UNITS OUTSTANDING (CONTINUED)

	Units	Units	Net Increase (Decrease)
	Issued	Redeemed
MIS	121	206	(85)
M1B	1,993	939	1,054
MC1	2,094	24,296	(22,202)
MMS	3,391,143	1,750,965	1,640,178
M1A	1,782	1,251	531
RIS	113,717	264,641	(150,924)
SI1	1,968	692	1,276
TRS	204,797	224,407	(19,610)
MFJ	43,783	45,627	(1,844)
UTS	17,789	5,797	11,992
MFE	325	401	(76)
MVS	365,896	539,795	(173,899)
MV1	5,137	2,049	3,088
SCB	9,989	17,145	(7,156)
SC3	208,391	213,677	(5,286)
SDC	470,585	486,749	(16,164)
SGC	261,100	262,482	(1,382)
VMG	150,441	202,915	(52,474)
NPP	882	258	624
NMC	63	263	(200)
NAR	3,796	90,559	(86,763)
NLM	1,776	5,751	(3,975)
OCF	223,121	592,837	(369,716)
OGS	249,810	396,171	(146,361)
OSC	46,736	175,583	(128,847)
PCR	31,902	12,433	19,469
PMB	23,999	15,920	8,079
PRR	1,200,001	1,070,207	129,794
PTR	2,775,709	4,512,726	(1,737,017)
SCP	363,456	300,722	62,734
RX1	-	4	(4)
SBB	81,310	81,310	-
SCM	1,796	18,550	(16,754)
SC7	10,032	63,881	(53,849)
SLC	52,801	285,608	(232,807)
SPC	143,720	503,047	(359,327)
SC5	407,547	621,671	(214,124)
SC2	16,302	263,300	(246,998)
SC1	291,208	1,099,625	(808,417)
TBC	1,302,800	655,745	647,055
REI	1,010,336	1,005,281	5,055
RNA	36,882	23,937	12,945
USC	38,785	38,243	542

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT G
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

8. TAX DIVERSIFICATION REQUIREMENTS

Under the provisions of Section 817(h) of the Code, a variable life contract, other than a pension plan contract, is not treated as a life contract for federal tax purposes for any period in which the investments of the segregated asset account on which the contract is based are not adequately diversified.  The Code provides that the “adequately diversified” requirement may be met if the underlying investments satisfy either a statutory safe harbor test or diversification requirements set forth in regulations issued by the Secretary of Treasury.  The Sponsor believes that the Variable Account satisfies the current requirements of the regulations, and it intends that the Variable Account will continue to meet such requirements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT G

(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

9. FINANCIAL HIGHLIGHTS

The summary of units outstanding, unit value (some of which may be rounded), net assets, investment income ratios, expense ratios (excluding expenses of the underlying funds) and the total return, for each of the five years in the period ended December 31, is as follows:

		At December 31,		For the years ended December 31,
	Units	Unit Value lowest to highest3	Net Assets	Investment Income Ratio1	Total Return lowest to highest2
AL4
2013	18,774	$18.7488	$351,987	0.06%	35.84%
2012	121,733	13.8021	1,680,165	-	16.21
2011	109,112	11.8770	1,295,919	0.37	(8.27)
2010	103,487	12.9484	1,339,985	-	19.38
2009	240,999	10.8462	2,613,922	-	51.70
AL3
2013	95,647	15.4764	1,480,272	-	34.26
2012	183,900	11.5272	2,119,848	-	12.50
2011	126,039	10.2464	1,291,451	-	(3.18)
2010	102,278	10.5833	1,082,432	-	25.29
2009	65,046	8.4468	549,427	-	45.51
AN2
2013	561	16.5400	9,198	0.02	22.93
2012	-	13.4552	11	-	13.24
2011	645	11.8819	7,597	0.33	(23.41)
2010	907	15.5134	13,987	1.95	18.58
2009	1,036	13.0824	13,486	-	53.14
AN3
2013	16,141	21.9410	354,237	1.18	34.59
2012	14,566	16.3019	237,519	1.77	17.24
2011	8,205	13.9042	114,150	1.09	6.07
2010	6,510	13.1086	85,395	-	12.80
2009	6,697	11.6212	77,882	3.30	20.35
AN4
2013	74,804	29.9214	2,238,780	0.73	13.32
2012	78,762	26.4042	2,080,114	1.41	15.24
2011	70,973	22.9132	1,626,612	2.79	(16.04)
2010	75,032	27.2919	2,048,238	1.78	12.61
2009	75,905	24.2362	1,840,077	4.72	39.24

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT G

(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

9. FINANCIAL HIGHLIGHTS (CONTINUED)

		At December 31,		For the years ended December 31,
	Units	Unit Value lowest to highest3	Net Assets	Investment Income Ratio1	Total Return lowest to highest2
IVP
2013	126,978	$10.2586	$1,302,603	5.91%	23.00%
2012	172,870	8.340114	1,441,743	1.33	14.53
2011	879,184	7.281899	6,402,124	4.42	(19.25)
2010	673,140	9.017938	6,070,326	2.39	4.59
2009	1,811,060	8.621991	15,614,934	1.34	34.68
AN5
2013	17,702	35.461961	627,763	-	45.33
2012	16,194	24.400489	395,140	-	14.73
2011	21,449	21.267627	456,172	-	4.20
2010	20,168	20.409756	411,625	-	36.59
2009	17,354	14.942397	259,309	-	41.28
ASM
2013	29,595	16.127762	477,298	0.77	38.06
2012	132,678	11.681912	1,549,930	0.52	18.75
2011	142,642	9.83761	1,403,256	0.44	(8.39)
2010	118,930	10.738584	1,277,133	0.64	26.91
2009	90,140	8.461754	762,745	1.07	42.86
308
2013	100,365	20.232406	2,030,620	2.53	33.00
2012	50,871	15.212351	773,867	2.21	13.88
2011	40,466	13.357887	540,545	3.13	(0.90)
2010	11,047	13.479457	148,912	2.73	12.33
2009	3,923	12.000301	47,072	2.89	20.00
301
2013	22,022	13.464074	296,504	1.84	(2.16)
2012	21,108	13.761058	290,467	8.34	5.37
2011	2,163	13.059311	28,243	3.83	6.10
2010	1,306	12.308161	16,076	2.91	6.24
304
2013	53,254	22.429637	1,194,458	1.26	29.18
2012	120,434	17.363483	2,091,161	0.88	22.56
2011	121,572	14.167096	1,722,316	2.01	(8.89)
2010	56,267	15.54865	874,877	1.43	11.75
2009	39,700	13.9144	552,399	-	42.30
307
2013	2,407	21.028078	50,613	3.72	22.53
2012	1,756	17.161015	30,142	5.81	17.56
2011	238	14.598133	3,472	8.92	(4.85)
2010	2	15.342565	30	-	22.02

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT G

(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

9. FINANCIAL HIGHLIGHTS (CONTINUED)

		At December 31,		For the years ended December 31,
	Units	Unit Value lowest to highest3	Net Assets	Investment Income Ratio1	Total Return lowest to highest2
306
2013	8,089	$22.5273	$182,229	0.93%	28.28%
2012	59,531	17.5613	1,045,450	1.37	18.18
2011	69,208	14.8601	1,028,429	0.98	(19.14)
2010	70	18.3784	1,295	1.89	19.52
303
2013	110,872	22.7304	2,520,242	0.66	30.10
2012	294,600	17.4713	5,147,112	0.69	17.89
2011	472,679	14.8199	7,005,121	0.72	(4.28)
2010	84,705	15.4821	1,311,456	0.85	17.58
2009	-	13.1669	-	0.84	40.71
302
2013	12,783	21.2313	271,405	1.43	33.50
2012	12,128	15.9037	192,888	1.65	17.48
2011	13,088	13.5371	177,189	1.62	(1.83)
2010	10,371	13.7895	143,024	1.68	11.43
2009	6,229	12.3754	77,085	1.72	23.75
305
2013	28,340	19.0472	539,786	2.99	6.60
2012	119,121	17.8674	2,128,382	7.89	13.70
2011	105,086	15.7141	1,651,342	7.56	1.92
2010	109,972	15.4181	1,695,563	37.73	14.52
300
2013	986,741	18.8163	18,566,769	1.24	21.63
2012	1,817,458	15.4695	28,115,209	1.74	17.91
2011	1,296,314	13.1201	17,007,825	1.70	(13.96)
2010	1,297,386	15.2495	19,784,494	3.75	7.23
2009	296,607	14.2210	4,218,039	3.28	43.07
BLG
2013	16,693	16.3967	273,714	0.21	14.76
2012	118,354	14.2882	1,691,066	7.08	10.28
2011	9,098	12.9562	117,869	2.71	(3.49)
2010	1,297,386	15.2495	19,784,494	3.75	7.23
MSV
2013	1,008	21.9969	22,160	0.57	42.40
2012	875	15.4471	13,496	0.01	13.54
2011	256,733	13.6050	3,492,853	0.40	(2.43)
2010	259,932	13.9432	3,624,282	0.57	28.69
2009	263,495	10.8349	2,854,919	0.74	28.34

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT G

(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

9. FINANCIAL HIGHLIGHTS (CONTINUED)

		At December 31,		For the years ended December 31,
	Units	Unit Value lowest to highest3	Net Assets	Investment Income Ratio1	Total Return lowest to highest2
NNG
2013	11,936	$15.6634	$186,961	0.11%	35.64%
2012	85,075	11.5477	982,418	0.82	12.24
2011	77,574	10.2887	798,136	1.48	(2.64)
2010	2,182	10.5677	23,054	-	19.64
NMI
2013	2,553	11.0084	28,104	0.48	20.39
2012	1,980	9.1435	18,102	1.29	17.62
2011	1,604	7.7738	12,467	0.86	(16.18)
2010	1,319	9.2748	12,226	0.78	13.73
2009	1,014	8.1551	8,263	0.16	37.95
DRS
2013	178,909	22.1364	3,960,399	1.61	2.14
2012	227,470	21.6723	4,929,807	1.64	16.94
2011	212,438	18.5328	3,937,067	1.74	10.96
2010	188,116	16.7024	3,141,998	2.18	26.99
2009	67,234	13.1530	884,330	6.24	23.31
DSV
2013	257,752	26.2340	6,761,828	0.81	33.51
2012	384,634	19.6500	7,558,049	0.57	13.90
2011	295,654	17.2514	5,100,408	0.52	(1.33)
2010	366,770	17.4841	6,412,622	0.64	32.27
2009	311,931	13.2186	4,123,272	0.92	31.83
DGO
2013	19,377	30.5038	591,083	0.02	41.32
2012	23,359	21.5842	504,191	0.23	11.02
2011	22,219	19.4415	431,962	0.97	8.13
2010	20,833	17.9797	374,568	-	36.32
2009	5,271	13.1894	69,517	-	45.41
DMC
2013	32,484	20.9467	680,427	1.38	34.99
2012	26,587	15.5170	412,545	0.44	19.67
2011	52,847	12.9660	685,214	0.47	0.39
2010	48,380	12.9150	624,819	0.27	27.10
2009	8,457	10.1616	85,923	0.80	35.51

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT G

(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

9. FINANCIAL HIGHLIGHTS (CONTINUED)

		At December 31,		For the years ended December 31,
	Units	Unit Value lowest to highest3	Net Assets	Investment Income Ratio1	Total Return lowest to highest2
DTG
2013	5,990	$23.5994	$141,355	-%	32.80%
2012	-	17.7702	5	-	15.62
2011	1,612	15.3691	24,778	-	(7.78)
2010	474	16.6660	7,907	-	29.93
2009	8	12.8269	105	-	28.27
DSI
2013	2,460,638	17.3285	42,646,575	1.76	32.03
2012	4,099,279	13.1250	53,808,548	1.98	15.74
2011	4,539,472	11.3403	51,483,789	2.47	1.88
2010	5,528,792	11.1313	61,547,028	1.83	14.84
2009	6,249,882	9.6931	60,384,784	2.12	26.33
DCA
2013	124,139	22.2498	2,762,087	1.94	21.10
2012	138,798	18.3726	2,550,095	3.63	10.43
2011	128,846	16.6373	2,143,643	1.72	9.01
2010	121,903	15.2620	1,860,475	1.98	15.32
2009	91,371	13.2349	1,209,273	2.04	22.56
DSC
2013	79,259	20.6863	1,638,916	-	48.55
2012	80,852	13.9258	1,125,475	-	20.56
2011	81,354	11.5506	939,309	0.39	(13.85)
2010	92,107	13.4067	1,234,420	0.74	31.15
2009	93,570	10.2225	956,197	2.03	26.04
DGI
2013	1,522	19.4408	29,574	0.92	36.78
2012	1,511	14.2129	21,476	1.48	18.07
2011	1,530	12.0374	18,407	1.29	(2.79)
2010	1,487	12.3834	18,410	1.28	18.61
2009	1,379	10.4408	14,412	1.34	28.79
DQB
2013	9,131	21.1544	193,156	2.82	(1.54)
2012	9,400	21.4860	201,960	3.22	7.00
2011	9,536	20.0810	190,937	3.35	7.03
2010	9,641	18.7618	180,877	3.87	8.38
2009	10,685	17.3119	184,977	4.76	14.96

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT G

(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

9. FINANCIAL HIGHLIGHTS (CONTINUED)

		At December 31,		For the years ended December 31,
	Units	Unit Value lowest to highest3	Net Assets	Investment Income Ratio1	Total Return lowest to highest2
001
2013	3,551	$13.3003	$47,235	2.09%	30.89%
2012	2,816	10.1612	28,614	2.36	9.79
2011	4,606	9.2554	42,629	-	(7.45)
SSI
2013	40,215	22.5969	908,660	1.88	38.64
2012	490,264	16.2993	7,990,918	0.88	16.25
2011	486,857	14.0208	6,826,101	0.77	(4.41)
2010	382,614	14.6684	5,612,273	0.95	26.39
2009	384,660	11.6054	4,464,114	1.70	26.57
SSC
2013	68,236	30.8599	2,105,857	1.42	38.31
2012	84,658	22.3127	1,889,019	0.66	15.88
2011	94,626	19.2553	1,822,105	0.58	(4.58)
2010	96,002	20.1786	1,937,256	0.64	26.11
2009	110,266	16.0013	1,758,726	1.61	26.27
SCV
2013	31,533	22.8868	722,382	0.97	35.24
2012	37,451	16.9231	634,309	1.21	13.77
2011	60,954	14.8755	907,177	1.04	(6.08)
2010	58,022	15.8383	919,446	1.19	23.07
2009	36,710	12.8696	472,842	1.45	29.70
FVI
2013	36,459	20.2755	739,200	1.48	19.66
2012	45,873	16.9444	777,270	2.61	15.07
2011	2,377	14.7253	34,987	2.58	(3.61)
2010	1,184	15.2775	18,082	0.66	18.07
2009	15,816	12.9393	204,644	2.50	29.39
FCN
2013	228,312	41.0780	9,378,346	0.70	31.29
2012	418,586	31.2889	13,096,914	1.05	16.42
2011	590,441	26.8768	15,868,988	0.94	(2.53)
2010	640,934	27.5731	17,672,382	1.34	17.22
2009	601,137	23.5232	14,140,572	1.49	35.71
FL1
2013	75,910	29.3497	2,228,815	0.83	30.95
2012	78,383	22.4125	1,757,433	0.94	16.14
2011	115,299	19.2978	2,225,587	0.80	(2.78)
2010	114,748	19.8504	2,278,392	1.05	16.93
2009	128,380	16.9769	2,169,036	1.20	35.47

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT G

(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

9. FINANCIAL HIGHLIGHTS (CONTINUED)

		At December 31,			For the years ended December 31,
	Units	Unit Value lowest to highest3		Net Assets	Investment Income Ratio1	Total Return lowest to highest2
FE3
2013	394,070	$14.1048to	$27.1668	$7,339,579	2.56%	28.15%
2012	428,012	11.0067to	21.1997	6,113,279	3.32	17.31
2011	351,319	9.3828 to	18.0719	4,487,819	2.55	0.97
2010	355,334	17.8980		4,498,300	2.13	15.15
FF1
2013	100,348	15.0803		1,513,277	1.96	14.41
2012	112,017	13.1808		1,476,482	2.49	12.23
2011	76,011	11.7447		892,730	3.46	(0.36)
2010	35,019	11.7866		412,753	2.64	13.09
2009	27,275	10.4227		284,279	0.74	25.28
FF2
2013	186,451	14.9613		2,789,559	1.84	16.01
2012	124,557	12.8961		1,606,299	2.68	13.38
2011	56,245	11.3741		639,731	2.51	(1.03)
2010	29,881	11.4927		343,418	3.94	14.49
2009	11,139	10.0382		111,817	0.77	28.97
FF3
2013	97,603	15.2164		1,485,167	1.50	21.66
2012	83,510	12.5071		1,044,462	2.72	15.58
2011	41,548	10.8210		449,591	2.72	(2.60)
2010	29,162	11.1094		323,973	2.73	16.08
2009	16,631	9.5704		159,166	1.24	31.66
FVG
2013	13,355	19.6698		262,686	1.46	33.56
2012	66,956	14.7269		986,054	2.12	18.56
2011	73,170	12.4209		908,838	2.08	1.61
2010	57,270	12.2243		700,085	0.80	14.87
2009	52,437	10.6419		558,028	1.23	27.20
FGP
2013	2,431	26.1381		63,788	0.10	36.34
2012	23,203	19.1719		445,026	0.67	14.69
2011	6,956	16.7165		116,431	0.19	0.20
2010	16,280	16.6827		271,762	0.26	24.17
2009	20,828	13.4351		279,935	0.35	28.29

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT G

(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

9. FINANCIAL HIGHLIGHTS (CONTINUED)

		At December 31,		For the years ended December 31,
	Units	Unit Value lowest to highest3	Net Assets	Investment Income Ratio1	Total Return lowest to highest2
FL3
2013	79,016	$20.6463	$1,631,368	0.05%	36.00%
2012	76,047	15.1812	1,154,469	0.38	14.40
2011	70,297	13.2700	932,824	0.13	(0.03)
2010	62,726	13.2743	832,624	0.03	23.86
2009	75,655	10.7171	800,092	0.21	27.96
FHI
2013	68,680	19.7413	1,356,008	5.44	5.95
2012	128,213	18.6332	2,389,188	8.27	14.23
2011	81,700	16.3123	1,332,860	8.47	4.03
2010	65,026	15.6803	1,019,761	5.80	13.82
2009	73,309	13.7760	1,010,020	7.83	43.96
FIP
2013	446	28.8713	12,831	1.96	32.24
2012	442	21.8321	9,627	1.66	15.92
2011	1,406	18.8345	26,371	2.00	2.04
2010	1,399	18.4582	25,767	1.59	15.02
2009	1,886	16.0475	30,220	2.66	26.61
FIG
2013	796,556	23.1116	18,409,666	2.33	(1.78)
2012	781,413	23.5298	18,386,495	2.77	5.90
2011	1,120,046	22.2193	24,886,585	3.30	7.33
2010	1,197,942	20.7012	24,798,779	3.63	7.80
2009	1,214,558	19.2025	23,322,538	8.66	15.72
FMC
2013	496,978	18.9579	9,421,634	0.53	36.23
2012	574,640	13.9161	7,996,751	0.64	14.83
2011	596,010	12.1188	7,222,905	0.29	(10.61)
2010	472,520	13.5576	6,406,216	0.40	28.83
2009	397,712	10.5233	4,185,241	0.87	40.09
FL5
2013	5,080,158	11.8606	60,230,381	0.01	0.01
2012	3,581,186	11.8595	42,447,430	0.05	0.04
2011	8,612,141	11.8545	102,068,947	0.03	0.03
2010	7,236,432	11.8511	85,736,451	0.08	0.14
2009	7,278,340	11.8342	86,109,898	0.59	0.62

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT G

(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

9. FINANCIAL HIGHLIGHTS (CONTINUED)

		At December 31,		For the years ended December 31,
	Units	Unit Value lowest to highest3	Net Assets	Investment Income Ratio1	Total Return lowest to highest2
FOF
2013	7,886	$19.3086	$152,264	1.27%	30.44%
2012	27,751	14.8031	410,799	2.26	20.74
2011	22,096	12.2603	270,905	0.36	(17.16)
2010	35,274	14.8006	522,067	1.35	13.11
2009	39,559	13.0847	517,604	2.40	26.53
FL2
2013	37,215	24.0906	897,590	1.07	30.17
2012	52,319	18.5077	969,101	1.76	20.38
2011	49,216	15.3746	757,341	0.93	(17.34)
2010	60,042	18.5996	1,117,572	1.20	12.83
2009	59,140	16.4848	975,630	1.87	26.22
SGI
2013	27,293	17.8138	486,184	2.96	13.25
2012	8,281	15.7300	130,267	0.91	14.83
2011	5,273	13.6985	72,230	4.18	(6.29)
2010	2,066	14.6187	30,210	4.50	17.69
FRE
2013	16,261	11.3882	185,175	4.63	2.61
2012	19,701	11.0989	218,649	0.00	27.72
2011	19,860	8.6897	172,575	7.85	(5.45)
2010	19,401	9.1903	178,295	3.11	21.24
2009	20,310	7.5802	153,948	13.36	19.41
FSC
2013	50,877	21.8254	1,110,210	-	38.50
2012	51,733	15.7584	815,084	-	11.12
2011	55,946	14.1820	793,297	-	(4.59)
2010	50,357	14.8647	748,405	-	27.94
2009	55,356	11.6187	643,052	-	43.95
FSS
2013	12,152	19.5688	237,806	1.83	28.53
2012	80,048	15.2256	1,218,783	2.20	14.61
2011	86,683	13.2851	1,151,595	2.53	(0.79)
2010	80,949	13.3909	1,083,990	1.62	11.47
2009	60,899	12.0130	731,573	2.11	26.35

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT G

(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

9. FINANCIAL HIGHLIGHTS (CONTINUED)

		At December 31,		For the years ended December 31,
	Units	Unit Value lowest to highest3	Net Assets	Investment Income Ratio1	Total Return lowest to highest2
TFS
2013	146,593	$21.1676	$3,102,703	2.44%	23.27%
2012	108,796	17.1714	1,867,917	2.54	18.60
2011	308,639	14.4789	4,468,521	1.92	(10.44)
2010	294,819	16.1674	4,766,213	2.10	8.67
2009	284,579	14.8769	4,233,416	2.85	37.34
FTI
2013	14,317	29.2248	418,287	2.38	22.97
2012	13,962	23.7658	331,727	3.43	18.23
2011	12,498	20.1009	251,143	1.78	(10.63)
2010	11,099	22.4927	249,557	2.14	8.41
2009	6,772	20.7486	140,426	3.00	37.04
TSF
2013	274,440	27.9812	7,679,036	2.95	31.05
2012	322,220	21.3521	6,879,970	2.29	21.40
2011	329,229	17.5884	5,790,524	1.59	(6.80)
2010	328,434	18.8710	6,197,783	1.59	7.74
2009	359,343	17.5159	6,294,121	3.66	31.33
FTG
2013	2,088	26.4637	55,191	2.68	30.82
2012	2,130	20.2291	43,054	2.03	21.07
2011	2,181	16.7091	36,398	1.32	(6.97)
2010	2,200	17.9619	39,483	1.33	7.39
2009	2,777	16.7253	46,409	3.20	31.10
GS7
2013	9,595	20.4626	196,322	0.59	32.42
2012	2,801	15.4528	43,273	0.93	19.89
2011	2,000	12.8894	25,771	0.52	(2.62)
2010	1,440	13.2357	19,046	0.33	10.74
2009	6,370	11.9525	76,125	0.93	47.75
GS3
2013	4,249	21.3965	90,916	1.13	37.52
2012	4,604	15.5591	71,625	1.94	14.46
2011	4,478	13.5938	60,864	1.81	4.05
2010	5,083	13.0652	66,416	1.38	12.84
2009	6,255	11.5784	72,419	2.01	21.15
AI1
2012	-	-	-	-	15.36
2011	201,648	9.5422	1,924,189	0.15	(7.91)
2010	203,465	10.3618	2,108,290	0.77	15.49
2009	206,322	8.9722	1,851,176	0.66	21.08
AAH
2012	-	-	-	-	13.57
2011	3,598	8.2341	29,633	-	(17.66)

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT G

(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

9. FINANCIAL HIGHLIGHTS (CONTINUED)

		At December 31,		For the years ended December 31,
	Units	Unit Value lowest to highest3	Net Assets	Investment Income Ratio1	Total Return lowest to highest2
FFG
2013	217,646	$13.6634	$2,973,782	0.45%	40.14%
2012	219,481	9.7501	2,139,951	-	(2.50)
VCP
2013	453	20.7119	9,369	1.80	35.97
2012	346	15.2323	5,252	4.83	19.23
2011	-	12.7753	-	2.04	(1.84)
2010	110,485	13.0149	1,437,888	0.13	15.98
2009	95,328	11.2220	1,069,733	5.27	28.78
AI3
2013	3,950	25.1810	99,457	1.45	29.25
2012	3,820	19.4826	74,433	1.02	13.88
2011	3,624	17.1077	62,001	0.98	(0.06)
2010	3,309	17.1185	56,652	1.01	9.56
2009	3,314	15.6255	13,987	2.39	28.30
VGI
2013	111,936	21.3059	2,384,894	1.46	34.08
2012	107,359	15.8903	1,705,962	1.67	14.63
2011	96,677	13.8617	1,340,106	1.28	(2.01)
2010	84,178	14.1459	1,190,774	0.06	12.51
2009	27,424	12.5728	344,791	4.66	24.37
AI4
2013	44,589	28.7119	1,280,401	1.17	19.01
2012	55,898	24.1250	1,348,702	1.40	15.53
2011	69,212	20.8817	1,445,377	1.61	(6.74)
2010	87,619	22.3910	1,962,013	2.18	12.86
2009	101,435	19.8392	2,012,516	1.57	35.24
A22
2013	43,813	20.2088	885,405	0.80	28.81
2012	33,383	15.6884	523,725	0.06	10.96
2011	37,133	14.1394	525,033	0.30	(6.38)
2010	29,058	15.1026	438,845	0.56	14.11
2009	23,061	13.2349	305,211	0.49	30.21

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT G

(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

9. FINANCIAL HIGHLIGHTS (CONTINUED)

		At December 31,		For the years ended December 31,
	Units	Unit Value lowest to highest3	Net Assets	Investment Income Ratio1	Total Return lowest to highest2
FFI
2013	3,819	$13.4652	$51,422	0.43%	37.01%
2012	3,663	9.8276	35,997	-	(1.72)
ASC
2013	2,285	16.6113	37,960	0.01	37.46
2012	2,050	12.0840	24,770	-	13.89
2011	1,576	10.6099	16,727	-	(0.73)
2010	2,724	10.6875	29,119	-	28.54
2009	3,065	8.3146	25,492	0.14	21.29
AI6
2013	2,990	15.3445	45,878	1.54	33.75
2012	2,748	11.4721	31,528	1.07	17.70
2011	4,684	9.7466	45,652	0.93	(3.05)
2010	4,216	10.0532	42,388	0.60	7.35
2009	4,231	9.3648	39,628	1.88	48.00
MVP
2013	184,332	18.3294	3,378,419	1.17	26.09
2012	401,329	14.5364	5,833,629	0.97	11.14
2011	377,507	13.0796	4,937,443	0.78	(2.64)
2010	372,827	13.4348	5,008,641	0.65	15.66
2009	351,777	11.6154	4,085,863	0.60	33.69
JM7
2013	303,323	12.9480	3,927,435	4.54	(1.47)
2012	309,186	13.1411	4,063,056	4.56	5.33
2011	316,156	12.4760	3,944,347	5.48	7.46
2010	294,517	11.6103	3,419,411	3.76	9.24
2009	299,063	10.6286	3,178,624	-	6.29
JP6
2013	31,727	26.9195	854,072	0.57	42.29
2012	34,925	18.9181	660,701	0.21	19.73
2011	45,502	15.8011	718,984	0.13	(4.77)
2010	51,942	16.5928	861,852	-	27.13
2009	52,318	13.0523	682,865	0.28	30.52

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT G

(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

9. FINANCIAL HIGHLIGHTS (CONTINUED)

		At December 31,		For the years ended December 31,
	Units	Unit Value lowest to highest3	Net Assets	Investment Income Ratio1	Total Return lowest to highest2
JP4
2013	4,881	$23.9003	$116,658	1.25%	36.22%
2012	5,189	17.5460	91,050	1.36	17.65
2011	8,286	14.9142	123,583	1.18	(1.87)
2010	8,356	15.1980	126,994	0.89	13.58
2009	8,463	13.3814	113,245	-	33.81
LRI
2013	73,885	18.0700	1,338,517	1.76	(1.01)
2012	136,848	18.2543	2,498,057	1.97	22.34
2011	112,082	14.9211	1,672,379	5.67	(17.79)
2010	10,136	18.1498	183,959	3.36	19.49
LA3
2013	3,548	22.1655	78,637	2.01	31.70
2012	3,530	16.8307	59,410	1.80	20.38
2011	5,190	13.9812	72,555	0.43	(15.72)
2010	4,975	16.5884	82,528	0.84	21.22
2009	5,010	13.6845	68,564	1.69	47.87
EGS
2012	-	-	-	0.05	14.04
2011	15,336	19.1181	293,182	0.17	(0.45)
2010	16,733	19.2048	321,323	0.09	15.81
2009	17,132	16.5827	284,074	0.31	37.74
MFF
2012	-	-	-	-	13.88
2011	22,392	16.8323	376,889	-	(0.69)
2010	21,604	16.9488	366,149	-	15.50
2009	17,886	14.6739	262,454	-	37.45
GGC
2013	674,966	10.7760	7,273,413	1.74	7.76
GGE
2013	457,737	10.7647	4,927,402	1.61	7.65
FFL
2013	35,707	14.0307	501,000	0.24	36.85
2012	36,362	10.2525	372,797	-	2.52
TEG
2013	50,590	13.9810	707,301	0.13	36.49
2012	48,476	10.2429	496,533	-	2.43
FFJ
2013	256,057	14.0505	3,597,711	-	37.72
2012	233,209	10.2022	2,379,238	-	2.02
FFK
2013	27,857	14.2348	396,528	-	37.22
2012	28,943	10.3740	300,242	-	3.74
FFQ
2013	445,757	9.8967	4,411,518	1.16	(1.03)
2012	464,149	10.0000	4,641,485	-	0.00
FFM
2013	54,729	13.3878	732,697	0.32	32.28
2012	60,144	10.1204	608,684	-	1.20

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT G

(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

9. FINANCIAL HIGHLIGHTS (CONTINUED)

		At December 31,		For the years ended December 31,
	Units	Unit Value lowest to highest3	Net Assets	Investment Income Ratio1	Total Return lowest to highest2
FFO
2013	136,227	$13.6741	$1,862,780	1.30%	35.89%
2012	226,303	10.0629	2,277,261	-	0.63
MIT
2013	951	20.6315	19,657	2.06	36.40
2012	994	15.1259	15,054	1.80	15.37
2011	1,306	13.1104	17,150	1.88	1.97
2010	1,356	12.8568	17,436	1.82	16.46
2009	1,466	11.0394	16,217	2.25	25.26
MFL
2013	25,411	22.4327	570,014	1.80	36.05
2012	26,157	16.4880	431,261	1.46	15.10
2011	28,698	14.3247	411,081	1.70	1.74
2010	26,664	14.0800	375,429	1.51	16.12
2009	24,959	12.1259	302,652	1.84	25.00
BDS
2013	348,898	15.6999	5,477,658	7.69	(0.27)
2012	7,475	15.7430	117,686	5.41	11.31
2011	2,811	14.1430	39,751	6.05	6.63
2010	1,318	13.2637	17,488	0.60	10.55
MF7
2013	9,866	17.4902	172,564	4.17	(0.51)
2012	10,389	17.5796	182,642	5.02	11.00
2011	10,136	15.8372	160,517	4.80	6.30
2010	12,635	14.8980	188,235	4.28	10.67
2009	13,717	13.4616	184,654	7.13	27.66
RG1
2013	26,660	14.5498	387,887	0.79	34.28
2012	27,705	10.8352	300,179	0.59	16.24
2011	25,810	9.3213	240,579	0.76	(1.25)
2010	25,837	9.4397	243,892	1.00	16.95
2009	23,018	8.0718	185,797	1.55	32.44
EME
2013	247,270	13.6227	3,368,489	1.63	(5.21)
2012	231,431	14.3716	3,326,020	1.15	18.99
2011	213,625	12.0783	2,580,238	0.56	(18.53)
2010	194,217	14.8256	2,879,396	0.68	23.75
2009	154,910	11.9806	1,855,914	2.73	68.58

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT G

(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

9. FINANCIAL HIGHLIGHTS (CONTINUED)

		At December 31,		For the years ended December 31,
	Units	Unit Value lowest to highest3	Net Assets	Investment Income Ratio1	Total Return lowest to highest2
GGR
2013	782	$33.8707	$26,626	0.68%	21.26%
2012	809	27.9332	22,715	0.75	19.72
2011	997	23.3317	23,362	0.70	(6.38)
2010	1,063	24.9227	26,613	0.88	11.80
2009	3,870	22.2913	86,358	1.17	39.81
RES
2013	-	-	-	1.62	24.00
2012	234	14.9614	3,501	1.90	16.81
2011	479	12.8080	6,131	1.20	(6.73)
2010	483	13.7319	6,622	1.38	12.66
2009	528	12.1886	6,444	1.59	32.44
RE1
2013	44,997	20.5956	926,732	1.29	23.68
2012	46,759	16.6523	778,643	1.41	16.57
2011	43,139	14.2847	616,224	0.93	(7.00)
2010	43,101	15.3602	662,037	1.13	12.42
2009	36,536	13.6634	499,197	1.33	32.03
GSS
2013	569,072	22.9015	13,031,626	2.28	(2.59)
2012	562,740	23.5112	13,229,700	3.08	2.53
2011	590,036	22.9315	13,529,435	4.00	7.40
2010	328,362	21.3516	7,010,134	3.15	4.75
2009	249,898	20.3831	5,092,814	4.82	4.49
MFK
2013	35,100	16.2623	571,525	1.97	(2.90)
2012	37,351	16.7472	626,260	2.99	2.27
2011	31,343	16.3756	513,979	3.66	7.11
2010	27,545	15.2885	421,794	3.42	4.49
2009	27,004	14.6310	395,750	7.36	4.23
HYS
2013	460,997	10.7133	4,938,795	2.22	6.42
2012	552,987	10.0666	5,566,679	-	0.67

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT G

(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

9. FINANCIAL HIGHLIGHTS (CONTINUED)

		At December 31,		For the years ended December 31,
	Units	Unit Value lowest to highest3	Net Assets	Investment Income Ratio1	Total Return lowest to highest2
MFC
2013	4,782	$25.1797	$120,406	2.25%	6.10%
2012	4,879	23.7326	115,787	6.86	14.54
2011	4,573	20.7208	94,750	8.77	3.86
2010	4,612	19.9503	92,001	8.86	15.38
2009	4,199	17.2915	72,614	9.73	49.71
IGS
2013	700,967	16.1267	11,304,285	1.35	13.92
2012	887,707	14.1564	12,566,749	1.01	19.90
2011	1,069,611	11.8073	12,629,205	1.10	(10.89)
2010	823,511	13.2508	10,912,212	0.88	15.16
2009	1,018,908	11.5066	11,724,128	1.05	38.06
IG1
2013	113,435	24.5325	2,782,855	1.11	13.68
2012	117,140	21.5812	2,528,019	0.79	19.54
2011	110,778	18.0535	1,999,925	0.92	(11.11)
2010	112,111	20.3104	2,277,020	0.67	14.86
2009	104,182	17.6820	1,842,153	0.76	37.69
MII
2013	734,726	13.9114	10,221,073	1.43	27.90
2012	1,134,769	10.8764	12,342,191	1.55	16.23
2011	939,138	9.3579	8,788,350	1.19	(1.52)
2010	802,445	9.5023	7,625,089	1.64	9.11
2009	317,436	8.7092	2,764,618	-	(12.91)
MIS
2013	11,032	16.8691	186,161	0.73	30.39
2012	11,611	12.9372	150,265	0.42	17.25
2011	11,696	11.0340	129,097	0.59	0.80
2010	11,727	10.9470	128,419	0.33	13.15
2009	17,527	9.6745	169,600	0.76	40.14
M1B
2013	22,046	20.9351	461,505	0.46	30.13
2012	22,909	16.0877	368,525	0.13	16.85
2011	21,855	13.7673	300,856	0.29	0.57
2010	21,796	13.6894	298,352	0.08	12.83
2009	58,602	12.1332	711,018	0.51	39.78
MC1
2012	-	-	-	-	11.96
2011	22,202	11.0400	245,104	-	(6.28)
2010	21,736	11.7800	256,044	-	28.88
2009	15,304	9.1400	139,874	-	41.93

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT G

(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

9. FINANCIAL HIGHLIGHTS (CONTINUED)

		At December 31,		For the years ended December 31,
	Units	Unit Value lowest to highest3	Net Assets	Investment Income Ratio1	Total Return lowest to highest2
MMS
2013	6,679,421	$13.3979	$89,535,945	-%	-%
2012	5,987,821	10.0000 to 13.3979	80,267,160	-	-
2011	4,347,643	13.3979	58,294,939	-	-
2010	3,605,397	13.3979	48,350,374	-	-
2009	3,840,644	13.3979	51,502,185	-	-
M1A
2013	41,985	30.7524	1,291,722	-	41.07
2012	43,351	21.7992	945,427	-	20.88
2011	42,820	18.0338	772,539	-	(10.55)
2010	42,045	20.1611	848,043	-	36.21
2009	55,883	14.8011	827,424	-	62.71
RIS
2013	152,172	20.2165	3,076,363	0.84	19.01
2012	331,149	16.9874	5,625,361	2.29	16.59
2011	482,073	14.5697	7,023,632	2.07	(10.88)
2010	526,412	16.3490	8,606,313	1.34	10.63
2009	436,772	14.7785	6,454,848	3.11	30.94
SI1
2013	16,526	17.4404	288,227	2.95	1.08
2012	17,175	17.2537	296,332	5.42	10.29
2011	15,899	15.6437	248,721	5.46	4.31
2010	17,190	14.9980	257,812	5.12	10.05
2009	21,987	13.6288	299,662	11.15	27.24
TRS
2013	-	-	-	4.24	10.41
2012	242,681	24.2489	5,885,193	2.82	11.34
2011	262,291	21.7793	5,712,911	2.70	1.93
2010	280,153	21.3678	5,986,635	2.67	9.97
2009	247,646	19.4314	4,812,471	3.32	18.09
MFJ
2013	-	-	-	3.73	10.26
2012	240,870	17.7514	4,275,903	2.35	11.02
2011	242,714	15.9900	3,881,104	2.47	1.66
2010	234,529	15.7295	3,689,136	2.64	9.69
2009	253,775	14.3401	3,639,303	3.53	17.81

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT G

(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

9. FINANCIAL HIGHLIGHTS (CONTINUED)

		At December 31,			For the years ended December 31,
	Units	Unit Value lowest to highest3		Net Assets	Investment Income Ratio1	Total Return lowest to highest2
UTS
2013	22,342	$42.5808		$951,336	3.40%	20.61%
2012	81,498	35.3045		2,877,263	4.63	14.15
2011	69,506	30.9276		2,149,666	3.59	7.12
2010	61,797	28.8716		1,784,193	3.12	13.90
2009	42,658	25.3480		1,081,311	4.66	33.37
MFE
2013	2,771	37.4027		103,634	2.50	20.29
2012	2,615	31.0926		81,312	4.52	13.92
2011	2,691	27.2926		73,465	3.46	6.84
2010	2,643	25.5457		67,513	3.03	13.60
2009	2,705	22.4869		60,838	6.05	33.10
MVS
2013	597,911	16.7995to	22.3787	10,368,571	2.77	35.86
2012	738,439	12.3652to	16.4718	9,825,386	1.86	16.22
2011	912,338	10.6397to	14.1733	10,845,281	1.15	6.40
2010	202,664	14.1732		2,872,402	1.18	11.51
2009	70,008	12.7105		889,844	1.11	20.49
MV1
2013	48,776	24.0984		1,175,385	2.69	35.48
2012	50,521	17.7878		898,624	1.69	15.97
2011	47,433	15.3383		727,521	1.41	(0.29)
2010	46,811	15.3825		720,041	1.27	11.22
2009	59,070	13.8302		816,946	1.61	20.30
SCB
2013	66,624	17.3449to	31.5101	1,453,657	1.72	45.71
2012	64,274	21.6249		973,640	0.62	14.74
2011	71,430	18.8474		927,521	0.38	(4.87)
2010	22,094	19.8128		438,028	0.35	24.46
2009	23,798	15.9186		379,058	0.06	36.77
SC3
2013	245,635	35.7411		8,778,490	5.83	4.99
2012	349,753	34.0438		11,906,193	1.04	30.03
2011	355,039	26.1808		9,294,624	7.36	(7.59)
2010	338,004	28.3317		9,575,628	12.19	15.28
2009	303,257	24.5764		7,452,446	4.33	30.09
SDC
2013	1,326,428	11.4198		15,147,486	0.22	0.71
2012	173,660	11.3391		1,969,059	1.24	2.24
2011	189,824	11.0902		2,105,134	1.22	0.53
2010	116,603	11.0322		1,286,349	1.47	2.41
2009	54,955	10.7722		591,968	1.81	7.72

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT G

(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

9. FINANCIAL HIGHLIGHTS (CONTINUED)

		At December 31,		For the years ended December 31,
	Units	Unit Value lowest to highest3	Net Assets	Investment Income Ratio1	Total Return lowest to highest2
SGC
2013	201,445	$16.2884	$3,281,128	1.19%	36.91%
2012	186,059	11.8971	2,213,492	1.24	16.38
2011	187,441	10.2226	1,916,071	1.09	2.47
2010	290,220	9.9760	2,895,167	-	22.13
2009	470,535	8.1685	3,843,571	1.23	(18.31)
VMG
2013	116,863	27.9914	3,271,119	0.37	37.49
2012	226,639	20.3594	4,614,229	-	8.69
2011	279,113	18.7315	5,228,178	0.33	(7.12)
2010	270,025	20.1676	5,445,729	-	32.31
2009	253,684	15.2422	3,866,691	-	57.66
NPP
2013	2,269	23.8820	54,130	1.22	31.14
2012	2,167	18.2116	39,416	0.46	16.60
2011	1,543	15.6190	24,069	-	(11.36)
2010	1,536	17.6203	27,025	0.70	15.67
2009	1,531	15.2338	23,294	2.84	56.07
NMC
2013	415	29.4706	12,215	-	32.61
2012	622	22.2224	13,810	-	12.41
2011	822	19.7684	16,249	-	0.47
2010	809	19.6751	15,914	-	29.10
2009	819	15.2417	12,484	-	31.60
NAR
2013	7,995	22.4539	179,526	1.39	37.05
2012	5,982	16.3837	98,018	0.06	15.53
2011	92,745	14.1815	1,315,268	0.66	(6.50)
2010	89,846	15.1669	1,362,689	0.69	26.18
2009	105,122	12.0198	1,263,546	1.65	46.56
NLM
2013	24,866	16.7248	415,968	2.16	0.62
2012	24,889	16.6223	413,793	3.02	4.61
2011	28,864	15.8905	458,742	3.99	0.29
2010	23,041	15.8447	365,153	5.21	5.28
2009	13,582	15.0494	204,487	11.52	13.33
OCF
2013	118,884	17.5489	2,086,252	0.99	29.74
2012	138,431	13.5266	1,872,413	0.66	14.12
2011	508,147	11.8522	6,022,710	0.49	(1.15)
2010	1,049,466	11.9900	12,583,147	0.18	9.42
2009	1,058,426	10.9581	11,598,393	0.28	44.52

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT G

(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

9. FINANCIAL HIGHLIGHTS (CONTINUED)

		At December 31,			For the years ended December 31,
	Units	Unit Value lowest to highest3		Net Assets	Investment Income Ratio1	Total Return lowest to highest2
OGS
2013	42,028	$22.8900		$962,025	1.85%	27.31%
2012	70,780	17.9802		1,272,630	2.43	21.26
2011	217,141	14.8273		3,219,604	1.16	(8.29)
2010	240,513	16.1675		3,888,485	1.46	15.96
2009	347,047	13.9418		4,838,461	2.19	39.77
OSC
2013	39,562	25.2948		1,000,701	0.97	41.01
2012	30,261	17.9377		542,802	0.65	17.99
2011	159,108	15.2031		2,418,931	0.65	(2.21)
2010	208,857	15.5470		3,247,103	0.52	23.41
2009	175,797	12.5983		2,214,742	0.86	37.20
PCR
2013	41,549	10.2740		426,878	1.79	(14.70)
2012	155,994	12.0446		1,878,891	2.74	5.39
2011	136,525	11.4286		1,560,292	14.70	(7.56)
2010	22,637	12.3630		279,857	18.35	21.56
PMB
2013	97,265	16.0738to	32.2082	1,613,948	5.07	(6.97)
2012	104,253	17.2777to	34.6206	1,856,057	4.93	17.90
2011	96,174	14.6541to	29.3634	1,457,250	5.36	6.33
2010	59,010	27.6151		859,432	4.95	12.17
PRR
2013	1,391,939	17.9076		24,912,908	1.50	(9.22)
2012	1,880,953	19.7259		37,088,693	1.10	8.76
2011	1,751,159	18.1368		31,749,083	2.10	11.68
2010	1,488,327	16.2401		24,163,942	1.45	8.11
2009	1,288,845	15.0218		19,355,819	2.85	18.39
PTR
2013	2,019,275	18.8108		37,912,290	2.15	(1.96)
2012	3,082,057	19.1871		59,062,317	2.63	9.60
2011	4,819,074	17.5060		84,305,359	2.64	3.61
2010	4,681,313	16.8958		79,043,557	2.43	8.12
2009	4,195,953	15.6274		65,540,706	5.23	14.07

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT G

(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

9. FINANCIAL HIGHLIGHTS (CONTINUED)

		At December 31,		For the years ended December 31,
	Units	Unit Value lowest to highest3	Net Assets	Investment Income Ratio1	Total Return lowest to highest2
SCP
2013	273,886	$18.8766	$5,170,066	0.68%	34.75%
2012	616,628	14.0083	8,637,929	0.13	12.50
2011	553,894	12.4518	6,897,023	0.39	(3.28)
2010	349,319	12.8745	4,497,343	0.13	20.52
2009	272,540	10.6823	2,911,390	-	35.20
RX1
2013	910	14.2849	13,006	-	48.99
2012	30	9.5878	300	-	22.25
2011	34	7.8431	291	-	(1.17)
2010	38	7.9357	345	-	19.96
2009	40	6.6150	311	0.03	35.51
SBB
2012	-	-	-	0.10	11.79
SCM
2012	-	-	-	3.65	13.35
2011	16,754	14.1198	236,558	0.84	1.58
2010	19,097	13.9000	265,444	-	16.76
2009	25,188	11.9048	299,859	1.03	21.09
SC7
2012	-	-	-	1.85	10.40
2011	53,849	9.0293 to 15.6926	516,088	0.87	(3.77)
2010	54,346	16.3074	546,629	0.51	12.92
SLC
2012	-	-	-	1.66	10.20
2011	232,807	8.7955	2,047,666	0.64	(6.15)
2010	242,251	9.3719	2,270,369	-	17.19
2009	334,206	7.9975	2,672,805	0.71	(20.03)
SPC
2012	-	-	-	6.40	13.22
2011	359,327	12.5553	4,502,277	7.46	4.28
2010	393,916	12.0400	4,735,076	7.49	12.70
2009	566,125	10.6827	6,042,282	8.07	6.83
SC5
2012	-	-	-	0.20	17.25
2011	214,124	9.8012 to 23.5273	4,846,002	0.06	(7.78)
2010	201,379	25.5134	5,138,442	0.05	23.17
2009	232,789	20.7139	4,801,649	0.03	30.07
SC2
2012	-	-	-	2.40	6.44
2011	246,998	18.6756	4,608,658	3.63	7.07
2010	229,436	17.4426	3,998,519	3.53	7.69
2009	235,729	16.1974	3,815,560	4.52	21.05

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT G

(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

9. FINANCIAL HIGHLIGHTS (CONTINUED)

		At December 31,		For the years ended December 31,
	Units	Unit Value lowest to highest3	Net Assets	Investment Income Ratio1	Total Return lowest to highest2
SC1
2012	-	$-	$-	0.08%	0.08%
2011	808,417	11.9328	9,633,672	0.15	0.15
2010	1,022,981	11.9152	12,176,041	0.18	0.19
2009	799,225	11.8926	9,491,947	0.26	0.25
TBC
2013	1,460,272	16.7223 to 22.8439	29,204,850	0.03	41.15
2012	1,764,125	11.8469 to 16.1838	24,994,990	0.18	18.26
2011	1,117,070	10.0176 to 13.6848	12,437,263	-	0.18 to 1.52
2010	225,185	13.4806	3,034,936	-	16.39
2009	169,422	11.5823	1,961,693	-	42.18
REI
2013	987,093	26.1856	25,847,821	1.57	29.72
2012	1,257,556	20.1858	25,384,982	2.17	17.15
2011	1,252,501	17.2309	21,581,943	1.76	(0.71)
2010	1,247,608	17.3548	21,652,181	1.98	5.02
2009	1,121,775	15.0885	16,926,551	1.99	25.60
RNA
2013	393,110	21.4071	8,415,504	-	38.01
2012	455,786	15.5115	7,070,006	0.51	13.12
2011	442,841	13.7122	6,072,330	0.41	(1.07)
2010	9,764	13.8606	135,333	0.18	19.65
2009	11,735	11.5842	135,935	-	49.76
USC
2013	52,079	17.9478	934,702	0.15	33.75
2012	131,619	13.4186	1,766,141	0.32	20.02
2011	131,077	11.1807	1,465,536	-	(3.49)
2010	116,577	11.5854	1,350,590	-	23.35
2009	97,811	9.3921	918,654	-	42.23

1 These amounts represent the dividends, excluding distributions of capital gains, received by the Sub-Account from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. The recognition of investment income by the Sub-Account is affected by the timing of the declaration of dividends by the underlying fund in which the Sub-Account invests.

2 Ratio represents the total return for the year indicated and reflects a deduction only for expenses assessed through the daily unit value calculation. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in reduction in the total return presented. Investment options with a date notation indicate the effective date of that investment option in the Variable Account. The total return calculated for the year indicated or from the effective date through the end of the reporting period.

3 These unit values are not a direct calculation of net assets over the number of units allocated to the Sub-Account.

PART C

ITEM 26.  EXHIBITS

A.
Resolution of the Board of Directors of Sun Life Assurance Company of Canada (U.S.), dated December 3, 1985, authorizing the establishment of Sun Life of Canada (U.S.) Variable Account G (Incorporated herein by reference to the Registration Statement of Sun Life of Canada (U.S.) Variable Account F on Form N-4, File No. 333-37907, filed with the Securities and Exchange Commission on October 14, 1997.)

B.	None.

C.	(1)
Principal Underwriting Agreement (Incorporated herein by reference to Post-Effective Amendment No. 11 to the Registration Statement of Sun Life of Canada (U.S.) Variable Account I on Form N-6, File No. 333-59662, filed with the Securities and Exchange Commission on April 30, 2009.)

(2)
Amendment One to the Principal Underwriting Agreement (Incorporated herein by reference to Post-Effective Amendment No. 11 to the Registration Statement of Sun Life of Canada (U.S.) Variable Account I on Form N-6, File No. 333-59662, filed with the Securities and Exchange Commission on April 30, 2009.)

(3)
Amendment Two to Principal Underwriting Agreement. (Incorporated herein by reference to Post-Effective Amendment No. 12 to the Registration Statement of Sun Life of Canada (U.S.) Variable Account I on Form N-6, File No. 333-100829, filed with the Securities and Exchange Commission on April 27, 2010.)

(4)
Amendment Three to Principal Underwriting Agreement. (Incorporated herein by reference to Post-Effective Amendment No. 12 to the Registration Statement of Sun Life of Canada (U.S.) Variable Account I on Form N-6, File No. 333-100829, filed with the Securities and Exchange Commission on April 27, 2010.)

(5)
Sales Operations and General Agent Agreement. (Incorporated herein by reference to Post-Effective Amendment No. 22 to the Registration Statement of Sun Life of Canada (U.S.) Variable Account G on Form N-6, File No. 333-65048, filed with the Securities and Exchange Commission on April 27, 2012.)

D.	(1)
Flexible Premium Variable Universal Life Insurance Policy (Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Registration Statement of Sun Life of Canada (U.S.) Variable Account G on Form S-6, File No. 333-13087, filed with the Securities and Exchange Commission on January 22, 1997.)

(2)
Additional Protection Benefit Rider (APB Rider) (Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Registration Statement of Sun Life of Canada (U.S.) Variable Account G on Form S-6, File No. 333-13087, filed with the Securities and Exchange Commission on January 22, 1997.)

(3)
Flexible Premium Variable Universal Life Insurance Certificate (Incorporated herein by reference to Post-Effective Amendment No. 7 to the Registration Statement of Sun Life of Canada (U.S.) Variable Account G on Form S-6, File No. 333-13087, filed with the Securities and Exchange Commission on April 30, 2001.)

(4)
Additional Protection Benefit Rider (APB Rider)(Group Life) (Incorporated herein by reference to Post-Effective Amendment No. 7 to the Registration Statement of Sun Life of Canada (U.S.) Variable Account G on Form S-6, File No. 333-13087, filed with the Securities and Exchange Commission on April 30, 2001.)

(5)
Maturity Extension Rider (Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Registration Statement of Sun Life of Canada (U.S.) Variable Account I on Form S-6, File No. 333-68601, filed with the Securities and Exchange Commission on December 9, 1998.)

(6)
Enhanced Cash Surrender Value Endorsement (Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Registration Statement of Sun Life of Canada (U.S.) Variable Account I on Form S-6, File No. 333-68601, filed with the Securities and Exchange Commission on December 9, 1998.)

(7)
Fixed Account Endorsement (Incorporated herein by reference to Post-Effective Amendment No. 4 to the Registration Statement of Sun Life of Canada (U.S.) Variable Account G on Form N-6, File No. 333-65048, filed with the Securities and Exchange Commission on October 1, 2002.)

(8)
Directed Deductions Endorsement (Incorporated herein by reference to Post-Effective Amendment No. 4 to the Registration Statement of Sun Life of Canada (U.S.) Variable Account G on Form N-6, File No. 333-65048, filed with the Securities and Exchange Commission on October 1, 2002.)

E.	(1)
Application for Flexible Premium Variable Universal Life Insurance Policy (Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Registration Statement of Sun Life of Canada (U.S.) Variable Account G on Form S-6, File No. 333-13087, filed with the Securities and Exchange Commission on January 22, 1997.)

(2)
Application for Flexible Premium Variable Universal Life Insurance Policy (Master Application) (Incorporated herein by reference to Post-Effective Amendment No. 7 to the Registration Statement of Sun Life of Canada (U.S.) Variable Account G on Form S-6, File No. 333-13087, filed with the Securities and Exchange Commission on April 30, 2001.)

(3)
Application for Flexible Premium Variable Universal Life Insurance Policy (GI Application) (Incorporated herein by reference to Post-Effective Amendment No. 7 to the Registration Statement of Sun Life of Canada (U.S.) Variable Account G on Form S-6, File No. 333-13087, filed with the Securities and Exchange Commission on April 30, 2001.)

(4)
Application for Flexible Premium Variable Universal Life Insurance Policy (Medical Application) (Incorporated herein by reference to Post-Effective Amendment No. 7 to the Registration Statement of Sun Life of Canada (U.S.) Variable Account G on Form S-6, File No. 333-13087, filed with the Securities and Exchange Commission on April 30, 2001.)

(5)
Consent Form (Incorporated herein by reference to Post-Effective Amendment No. 7 to the Registration Statement of Sun Life of Canada (U.S.) Variable Account G on Form S-6, File No. 333-13087, filed with the Securities and Exchange Commission on April 30, 2001.)

(6)
Application for Flexible Premium Variable Universal Life Insurance Policy (Expanded GI Application) (Incorporated herein by reference to Post-Effective Amendment No. 4 to the Registration Statement of Sun Life of Canada (U.S.) Variable Account G on Form N-6, File No. 333-65048, filed with the Securities and Exchange Commission on October 1, 2002.)

F.	(1)
Certificate of Incorporation of Sun Life Assurance Company of Canada (U.S.) (Incorporated herein by reference to the Depositor's Form 10-K, File No. 333-82824, filed with the Securities and Exchange Commission on March 29, 2004.)

(2)
Bylaws of the Depositor, as amended March 19, 2004 (Incorporated herein by reference to the Depositor's Form 10-K, File No. 333-82824, filed with the Securities and Exchange Commission on March 29, 2004.)

G.
Specimen Reinsurance Contract. (Incorporated herein by reference to Post-Effective Amendment No. 4 to the Registration Statement of Sun Life of Canada (U.S.) Variable Account G on Form N-6, File No. 333-65048, filed with the Securities and Exchange Commission on October 1, 2002.)

H.	(1)
Participation Agreement, dated February 17, 1998, by and among AIM Variable Insurance Funds, Inc., AIM Distributors, Inc., Sun Life Assurance Company of Canada (U.S.), and Clarendon Insurance Agency, Inc. (Incorporated herein by reference to Post-Effective Amendment No. 1 to the Registration Statement of Sun Life (N.Y.) Variable Account C on Form N-4, File No. 333-119151, filed with the Securities and Exchange Commission on February 3, 2000.)

(2)
Amended and Restated Participation Agreement, dated September 1, 2004, by and among Sun Life Assurance Company of Canada (U.S.), Variable Insurance Products Fund and Fidelity Distributors Corporation (Incorporated herein by reference to Post-Effective Amendment No. 1 to the Registration Statement of Sun Life (N.Y.) Variable Account C on Form N-4, File No. 333-119151, filed with the Securities and Exchange Commission on April 28, 2005.)

(3)
Participation Agreement, dated September 1, 2002, by and among Sun Life Assurance Company of Canada (U.S.), Clarendon Insurance Agency, Inc., Alliance Capital Management L.P. and Alliance Fund Distributors, Inc. (Incorporated herein by reference to Post-Effective Amendment No. 7 to the Registration Statement of Sun Life of Canada (U.S.) Variable Account F on Form N-4, File No. 333-82957, filed with the Securities and Exchange Commission on July 27, 2001.)

(4)
Participation Agreement, dated September 16, 2002, by and among the Franklin Templeton Variable Insurance Products Trust, Franklin Templeton Distributors, Inc, Sun Life Insurance and Annuity Company of New York and Sun Life Assurance Company of Canada (U.S.) (Incorporated herein by reference to the Registration Statement of KBL Variable Account A on Form N-4, File No. 333-102278, filed with the Securities and Exchange Commission on December 31, 2002.)

(5)
Participation Agreement, dated February 17, 1998, by and among Sun Life Assurance Company of Canada (U.S.) and Lord, Abbett & Co. (Incorporated herein by reference to Post-Effective Amendment No. 8 to the Registration Statement of Sun Life of Canada (U.S.) Variable Account G on Form S-6, File No. 333-13087, filed with the Securities and Exchange Commission on April 26, 2002.)

(6)
Participation Agreement, dated April 30, 2001, by and among Sun Life Assurance Company of Canada (U.S.), Rydex Variable Trust and Rydex Distributors, Inc. (Incorporated herein by reference to Post-Effective Amendment No. 8 to the Registration Statement of Sun Life of Canada (U.S.) Variable Account G on Form S-6, File No. 333-13087, filed with the Securities and Exchange Commission on April 26, 2002.)

(7)
Amended and Restated Participation Agreement, dated May 1, 2004, by and among Sun Life Assurance Company of Canada (U.S.), Sun Life Insurance and Annuity Company of New York, Dreyfus Variable Investment Fund, The Dreyfus Socially Responsible Growth Fund, Inc. and Dreyfus Life and Annuity Index Fund, Inc. (Incorporated herein by reference to Post-Effective Amendment No. 4 to the Registration Statement of Sun Life of Canada (U.S.) Variable Account I on Form N-6, File No. 333-100831, filed with the Securities and Exchange Commission on April 29, 2005.)

(8)
Participation Agreement, dated July 15, 2002, by and among Sun Life Assurance Company of Canada (U.S.), Deutsche Asset Management VIT Funds and Deutsche Asset Management, Inc. (Incorporated herein by reference to Post-Effective Amendment No. 2 to the Registration Statement of Sun Life of Canada (U.S.) Variable Account G on Form S-6, File No. 333-65048, filed with the Securities and Exchange Commission on July 3, 2002.)

(9)
Participation Agreement, dated September 12, 2002, by and among Sun Life Assurance Company of Canada (U.S.), Sun Life Insurance and Annuity Company of New York, PIMCO Variable Insurance Trust and PIMCO Funds Distributors LLC. (Incorporated herein by reference to Post-Effective Amendment No. 3 to the Registration Statement of Sun Life of Canada (U.S.) Variable Account I on Form N-6, File No. 333-59662, filed with the Securities and Exchange Commission on February 26, 2003.)

(10)
Participation Agreement, dated August 6, 2004, by and among Sun Life Assurance Company of Canada (U.S.), Sun Life Insurance and Annuity Company of New York, Delaware VIP Trust, Delaware Management Company and Delaware Distributors, LP. (Incorporated herein by reference to Post-Effective Amendment No. 4 to the Registration Statement of Sun Life of Canada (U.S.) Variable Account I on Form N-6, File No. 333-100831, filed with the Securities and Exchange Commission on April 29, 2005.)

(11)
Participation Agreement, dated December 31, 2002, by and among Oppenheimer Variable Account Funds, OppenheimerFunds, Inc. and Sun Life Assurance Company of Canada (U.S.) (Incorporated herein by reference to Post-Effective Amendment No. 4 to the Registration Statement of Sun Life of Canada (U.S.) Variable Account I on Form N-6, File No. 333-100831, filed with the Securities and Exchange Commission on April 29, 2005).

(12)
Participation Agreement by and among Sun Life Assurance Company of Canada (U.S.), Neuberger & Berman Advisers Management Trust, Advisers Managers Trust and Neuberger & Berman Management Incorporated. (Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Registration Statement of Sun Life of Canada (U.S.) Variable Account G on Form S-6, File No. 333-13087, filed with the Securities and Exchange Commission on January 22, 1997.)

(13)
Amended and Restated Participation Agreement, dated August 1, 2004, by and among Sun Life Assurance Company of Canada (U.S.), Sun Life Insurance and Annuity Company of New York, T. Rowe Price Equity Series, Inc. and T. Rowe Price Investment Services, Inc. (Incorporated herein by reference to Post-Effective Amendment No. 5 to the Registration Statement of Sun Life of Canada (U.S.) Variable Account G on Form S-6, File No. 333-13087, filed with the Securities and Exchange Commission on April 29, 1999.)

(14)
Participation Agreement, dated February 17, 1998, by and among Goldman Sachs Variable Insurance Trust, Goldman, Sachs & Co. and Sun Life Assurance Company of Canada (U.S.) (Incorporated herein by reference to Post-Effective Amendment No. 13 to the Registration Statement of Sun Life of Canada (U.S.) Variable Account F on Form N-4, File No. 33-41628, filed with the Securities and Exchange Commission on April 26, 1999.)

(15)
Participation Agreement, dated October 1, 2008, by and among Sun Life Assurance Company of Canada (U.S.), Sun Life Insurance and Annuity Company of New York, American Funds Insurance Series and Capital Research and Management Company. (Incorporated by reference to the Registration Statement of Sun Life of Canada (U.S.) Variable Account G on Form N-6, File No. 111688, filed with the Securities and Exchange Commission on September 22, 2008.)

(16)
Participation Agreement, dated December 10, 2012, by and among MFS Variable Insurance Trusts I, II and III, Sun Life Assurance Company of Canada (U.S.), Sun Life Insurance and Annuity Company of New York and Massachusetts Financial Services Company. (Incorporated herein by reference to Post-Effective Amendment No. 24 to the Registration Statement of Sun Life of Canada (U.S.) Variable Account G on Form N-6, File No. 333-65048, filed with the Securities and Exchange Commission on December 10, 2012.)

I.
Third Party Administration Agreement between Andesa TPA, Inc. and Sun Life Assurance Company of Canada. (Incorporated herein by reference to Post-Effective Amendment No. 4 to the Registration Statement of Sun Life of Canada (U.S.) Variable Account G on Form N-6, File No. 333-65048, filed with the Securities and Exchange Commission on October 1, 2002.)

J.	(1)
Powers of Attorney for Homer J. Holland and Richard E. Kipper (filed herewith). Powers of Attorney. (Incorporated herein by reference to Post-Effective Amendment No. 26 to the Registration Statement on Form N-6, File No. 333-65048, filed with the Securities and Exchange Commission on August 19, 2013.)

(2)
Resolution of the Board of Directors of the Depositor dated August 2, 2013, authorizing the use of Powers of Attorney for Officer signatures. (Incorporated herein by reference to Post-Effective Amendment No. 48 to the Registration Statement on Form N-4, File No. 333-83516, filed with the Securities and Exchange Commission on August 19, 2013.)

K.	Legal Opinion.

L.	None.

M.	None.

N.	Consents of Independent Auditors.

O.	None.

P.	None.

Q.	None.

ITEM 27.  DIRECTORS AND OFFICERS OF THE DEPOSITOR

Name and Principal Business Address	Positions and Offices With Depositor

Dennis A. Cullen 811 Turnberry Lane Northbrook, IL 60062	Director

Homer J. Holland c/o Holland Partners, Inc. P.O. Box 832 Carefree, AZ 85377-0832	Director

Richard E. Kipper P.O. Box 529 Woody Creek, CO 81656	Director

David E. Sams, Jr. Sun Life Assurance Company of Canada (U.S.) 96 Worcester Street Wellesley Hills, MA 02481	Chief Executive Officer and Director

Andrew F. Kenney Sun Life Assurance Company of Canada (U.S.) 96 Worcester Street Wellesley Hills, MA 02481	Chief Investment Officer

James D. Purvis Sun Life Assurance Company of Canada (U.S.) 96 Worcester Street Wellesley Hills, MA 02481	Chief Operating Officer

Daniel J. Towriss Sun Life Assurance Company of Canada (U.S.) 96 Worcester Street Wellesley Hills, MA 02481	President, Chief Actuary, Chief Risk Officer and Director

Kenneth A. McCullum Sun Life Assurance Company of Canada (U.S.) 96 Worcester Street Wellesley Hills, MA 02481	Executive Vice President, Business Development and In Force Management

Michael S. Bloom Sun Life Assurance Company of Canada (U.S.) 96 Worcester Street Wellesley Hills, MA 02481	Vice President and General Counsel and Secretary

Robert S. Sabatino Sun Life Assurance Company of Canada (U.S.) 96 Worcester Street Wellesley Hills, MA 02481	Vice President, Information Technology and Operations

Michelle Wilcon Sun Life Assurance Company of Canada (U.S.) 96 Worcester Street Wellesley Hills, MA 02481	Vice President, Human Resources and Internal Communications

ITEM 28.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE DEPOSITOR OR THE REGISTRANT

No person is directly or indirectly controlled by the Registrant.  The Registrant is a separate account of Sun Life Assurance Company of Canada (U.S.), which is controlled by Delaware Life Holdings, LLC.

The organization chart of Delaware Life Holdings, LLC is incorporated by reference to Post-Effective Amendment No. 49 to the Registration Statement of Sun Life of Canada (U.S.) Variable Account F on Form N-4, File No. 333-83516, filed May 1, 2014.

None of the companies listed in such organization chart is a subsidiary of the Registrant; therefore, the only financial statements being filed are those of Sun Life Assurance Company of Canada (U.S.).

ITEM 29.  INDEMNIFICATION

Pursuant to Section 145 of the Delaware Corporation Law, Article 8 of the By-laws of Sun Life Assurance Company of Canada (U.S.) provides for the indemnification of directors, officers and employees of Sun Life Assurance Company of Canada (U.S.).  Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of Sun Life Assurance Company of Canada (U.S.) pursuant to the certificate of incorporation, by-laws, or otherwise, Sun Life (U.S.) has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable.  In the event that a claim for indemnification against such liabilities (other than the payment by Sun Life (U.S.) of expenses incurred or paid by a director, officer, controlling person of Sun Life (U.S.) in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, Sun Life (U.S.) will submit to a court of appropriate jurisdiction the question whether such indemnification by them is against public policy as expressed in the Act, unless in the opinion of their counsel the matter has been settled by controlling precedent, and will be governed by the final adjudication of such issue.

ITEM 30.  PRINCIPAL UNDERWRITERS

(a)  Clarendon Insurance Agency, Inc., which is a wholly-owned subsidiary of Sun Life Assurance Company of Canada (U.S.), acts as general distributor for the Registrant, Sun Life of Canada (U.S.) Variable Accounts C, D, E, F, I and L, Keyport Variable Account A, KMA Variable Account, Keyport Variable Account I, KBL Variable Account A, KBL Variable Annuity Account and Sun Life (N.Y.) Variable Accounts A, B, C and D.

(b)	Name and Principal	Position and Offices
	Business Address*	with Underwriter

	Kenneth A. McCullum	President and Director
	Michael K. Moran	Financial Operations Principal and Treasurer and Director
	Michael S. Bloom	Secretary and Director
	Thomas Seitz	Vice President, Distribution
	Kathleen T. Baron	Chief Compliance Officer
	Wayne P. Farmer	Tax Officer
	Maryellen Percuoco	Clerk and Assistant Secretary

* The principal business address of all directors and officers of the principal underwriter is 96 Worcester Street, Wellesley Hills, Massachusetts 02481.

(c)  Not applicable.

ITEM 31.  LOCATION OF ACCOUNTS AND RECORDS

Accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder are maintained, in whole or in part, by Sun Life Assurance Company of Canada (U.S.) at its offices at 96 Worcester Street, Wellesley Hills, Massachusetts 02481 or at the offices of Clarendon Insurance Agency, Inc., at 96 Worcester Street, Wellesley Hills, Massachusetts 02481.

ITEM 32.  MANAGEMENT SERVICES

Not applicable.

ITEM 33.  FEE REPRESENTATION

Sun Life Assurance Company of Canada (U.S.) ("Sun Life of Canada (U.S.)") hereby represents that the aggregate fees and charges under the Policy are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Sun Life of Canada (U.S.).

SIGNATURES

As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements of Securities Act Rule 485(b) for effectiveness of this Post-Effective Amendment to the Registration Statement and has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf, in the Town of Wellesley Hills, and Commonwealth of Massachusetts on this 1st day of  May, 2014.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT G
(Registrant)

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Depositor)

By: /s/ Daniel J. Towriss*
Daniel J. Towriss
President

*By:	/s/ Kenneth N. Crowley
Kenneth N. Crowley
Senior Counsel

As required by the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities with the Depositor, Sun Life Assurance Company of Canada (U.S.), and on the dates indicated.

SIGNATURE	TITLE	DATE

/s/ David E, Sams, Jr.*	Chief Executive Officer and Director	May 1, 2014
David E. Sams, Jr.	(Principal Executive Officer)

/s/ Michael K. Moran*	Vice President and Controller	May 1, 2014
Michael K. Moran	(Principal Financial Officer and Principal Accounting Officer)

*By: /s/ Kenneth N. Crowley	Attorney-in-Fact for:	May 1, 2014
Kenneth N. Crowley	Dennis A. Cullen, Director
Homer J. Holland, Director
Richard E. Kipper, Director
Daniel J. Towriss, Director

*Kenneth N. Crowley has signed this document on the indicated date on behalf of the above Directors and Officers for the Depositor pursuant to powers of attorney duly executed by such persons and a resolution of the Board of Directors authorizing use of powers of attorney for Officer signatures.  Resolution of the Board of Directors is incorporated herein by reference to Post-Effective Amendment No. 48 to the Registration Statement on Form N-4, File No. 333-83516, filed with the Securities and Exchange Commission on August 19, 2013.  Powers of attorney are incorporated by reference to Post-Effective Amendment No. 26 to the Registration Statement on N-6, File No. 333-65048, filed on or about August 19, 2013. Powers of Attorney for Messrs. Holland and Kipper are included as Exhibit J(1).

EXHIBIT INDEX

J(1)	Powers of Attorney of Messrs. Holland and Kipper

K	Legal Opinion

N	Consents of Independent Auditors

Representation of Counsel Pursuant to Rule 485(b)